As filed with the Securities and Exchange Commission on April 5, 2016

1933 Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

BUSINESS DEVELOPMENT
CORPORATION OF AMERICA

(Exact Name of Registrant as Specified in Charter)

405 Park Avenue, 14th Floor
New York, NY 10022

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (212) 415-6500

Peter M. Budko
Business Development Corporation of America
405 Park Avenue, 14th Floor
New York, NY 10022

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm Lisa A. Morgan Sutherland Asbill & Brennan LLP 700 Sixth Street, NW Washington, DC 20001 Tel: (202) 383-0100 Fax: (202) 637-3593	James A. Tanaka Chief Securities Counsel AR Global 405 Park Avenue, 14th Floor New York, NY 10022 Tel: (212) 415-6592 Fax: (212) 421-5799

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box ☐

It is proposed that this filing will become effective (check appropriate box): ☒ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE

Title of Securities to Be Registered	Amount to Be Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(2)(3)
Common stock, $0.001 par value per share	55,000,000 shares	$8.97	$493,350,000	$49,681

(1)	Price per share subject to change pursuant to changes in NAV.
(2)	Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this Registration Statement include unsold securities previously registered for sale pursuant to the registrant’s registration statement on Form N-2 (File No. 333-193241) initially filed by the registrant on March 31, 2014, or the Prior Registration Statement. The Prior Registration Statement registered shares of the registrant’s common stock with a maximum aggregate offering price of $1,132,320,000 for sale pursuant to the registrant’s continuous public offering. Approximately $58,959,000 of the shares on the Prior Registration Statement remain unsold. The unsold amounts from the Prior Registration Statement (and associated filing fees paid) are being carried forward to this Registration Statement. Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this Registration Statement.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. A registration statement relating to these securities has been led with, and declared effective by, the Securities and Exchange Commission.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION, DATED APRIL 5, 2016

Distribution Reinvestment Plan

55,000,000 shares of Common Stock

Business Development Corporation of America is a specialty finance company sponsored by AR Global Investments, LLC (the successor business to AR Capital, LLC). Our investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended. We are managed by BDCA Adviser, LLC, or our Adviser. Our Adviser is a limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940. Our Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio.

This prospectus relates to 55,000,000 shares of common stock, $0.001 par value per share, of Business Development Corporation of America registered for issuance under the Business Development Corporation of America Distribution Reinvestment Plan (which we call the “Plan”).

The Plan provides our stockholders with a simple and convenient method of investing cash dividends and distributions in our common stock at a modest discount from current market price. We suggest that you retain this prospectus for future reference.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a complete loss of investment. See “Risk Factors” beginning on page 22 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage.

•	You should not expect to be able to sell your shares regardless of how we perform. Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.
•	If you are able to sell your shares, you will likely receive less than your purchase price.
•	We may, but currently do not intend to, list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.
•	We have implemented a share repurchase program, but only a limited number of shares are eligible for repurchase by us.
•	You should consider that you may not have access to the money you invest for an indefinite period of time.
•	An investment in our shares is not suitable for you if you need access to the money you invest. See “Share Repurchase Program,” “Suitability Standards” and “Liquidity Strategy.”
•	We intend to invest largely in first and second lien senior secured loans and mezzanine debt issued by middle market companies, which include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
•	Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. We have not established any limit on the extent to which we may use offering proceeds or borrowings for this purpose. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
•	Certain of our previous distributions to stockholders were funded from expense support payments from our Adviser that are subject to repayment. These distributions were not based on our investment performance and may not continue in the future. If our Adviser had not agreed to make expense support payments, a portion of these distributions would have come from your paid in capital. The reimbursements of any remaining expense support payments owed to our Adviser would reduce the future distributions to which you would otherwise be entitled.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC as required. This information is available free of charge by contacting us at 405 Park Avenue, 14th Floor, New York, NY 10022 or by telephone at (212) 415-6500 or on our website at www.BDCofAmerica.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is           , 2016

SUITABILITY STANDARDS

We have established financial suitability standards for investors who purchase shares of our common stock. All Plan participants should carefully review the following suitability standards to determine whether they are eligible to participate in the Plan. These standards require you to meet the applicable criteria below. In determining your net worth, do not include your home, home furnishings or your automobile.

General Standards for all Investors

Investors must have either (i) a net worth of at least $250,000, or (ii) a net worth of at least $70,000 and an annual gross income of at least $70,000.

Additional Standards for Residents of Certain States

In addition, we will not distribute shares to Plan participants in the states named below unless they meet special suitability standards.

Alabama — In addition to the general suitability standards stated above, investors who reside in the state of Alabama must have a liquid net worth of at least 10 times their investment in us and our affiliates.

Arizona — The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

California — In addition to the suitability standards above, each California investor's maximum investment in our shares will be limited to 10% of the investor's net worth (exclusive of home, home furnishings and automobiles).

Idaho — Investors who reside in the state of Idaho must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Idaho investor’s total investment in us shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)

Iowa — Investors who reside in the state of Iowa must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kansas — In addition to the general suitability requirements described above, the Office of the Kansas Securities Commissioner recommends that investors should limit their aggregate investment in our shares and other similar investments to not more than 10% of their liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky — An investor must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in us and other similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A Massachusetts investor’s aggregate investment in this Program may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

i

Michigan — In addition to the suitability standards above, a Michigan investor cannot invest 10% of his or her net worth in us.

Nebraska — Nebraska investors must meet the following suitability standards: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) an investor must limit their investment in us and in the securities of any other direct participation programs to 10% of such investor’s net worth. Net worth should not include the value of one’s home, home furnishings, or automobiles.

New Jersey — New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development programs, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico — An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico investor’s aggregate investment in us, our affiliates and in other non-traded business development companies may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

North Carolina — Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000.

North Dakota — In addition to the general suitability requirements described above, our shares will only be sold to residents of North Dakota representing that they have a net worth of at least ten times their investment in us.

Ohio —  In addition to the general suitability requirements described above, an Ohio investor’s aggregate investment in us, shares of our affiliates and in other non-traded business development company programs may not exceed ten percent (10%) of his, her or its liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

Oklahoma — In addition to the general suitability requirements described above, purchases by Oklahoma investors in us should not exceed 10% of their net worth (including home, home furnishings and automobiles).

Oregon — An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor's maximum investment in us and our affiliates also cannot exceed 10% of the Oregon resident's net worth.

Tennessee — Investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. Additionally, Tennessee residents’ investment in us must not exceed 10% of their liquid net worth.

Texas — Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000, or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, “liquid net worth” is determined exclusive of home, home furnishings and automobiles.

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BUSINESS DEVELOPMENT CORPORATION OF AMERICA

iii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this follow-on offering fully, you should read the entire prospectus carefully including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our” and “Company” refer to Business Development Corporation of America. We refer to BDCA Adviser, LLC as “BDCA Adviser” or “our Adviser.” We refer to AR Global Investments, LLC as “AR Global.”

Business Development Corporation of America

We are a specialty finance company incorporated in Maryland in May 2010. We are an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies” (“ASC 946”). We are therefore required to comply with certain regulatory requirements. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually hereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are managed by BDCA Adviser, LLC (the “Adviser”), a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio. Our Adviser is indirectly, wholly-owned by our sponsor, AR Global Investments, LLC (the succesor business to AR Capital, LLC, “AR Global” or the “Sponsor”).

Status of Our Initial Public Offering

Since commencing our initial public offering on January 25, 2011 and through the semi-monthly closing that occurred on April 16, 2015, we have sold 171.3 million shares of our common stock, including 163,866 shares of common stock sold to an affiliate of our investment adviser and 8.4 million shares of our common stock issued through our distribution reinvestment plan, or DRIP, for gross proceeds of approximately $1,947.3 million. Other than shares issued pursuant to the DRIP, the Company has not issued any new shares of common stock since July 1, 2015. The Company is not accepting new subscription agreements after July 1, 2015.

Offering Price History and Distributions

We have declared and paid cash distributions to our stockholders on a monthly basis since we commenced operations. As of December 31, 2015, the annualized yield for distributions declared was 7.78% based on our then current public offering price of $11.15 per share. From time to time, we may also pay interim distributions at the discretion of our board of directors. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our IPO. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of a portion of a shareholder’s original investment in our common stock.

The table below shows the components of the distributions we have declared and/or paid during the years ended December 31, 2015 and 2014. As of December 31, 2015, we had $13.2 million of distributions accrued and unpaid (dollars in thousands).

	For the Year Ended December 31,	For the Year Ended December 31,
	2015	2014
Distributions declared	$149,619	$106,299
Distributions paid	$147,984	$99,290
Portion of distributions paid in cash	$77,959	$50,721
Portion of distributions paid in DRIP shares	$70,025	$48,569

We may fund our cash distributions to stockholders from any sources of funds available to us including expense payments from our Adviser that are subject to reimbursement to it as well as offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets. We have not established limits on the amount of funds we may use from available sources to make distributions. Prior to June 30, 2012, a substantial portion of our distributions resulted from Expense Support Payments made by our Adviser that are subject to reimbursement by us within three years from the date such payment obligations were incurred. The purpose of this arrangement could be to avoid such distributions being characterized as returns of capital for GAAP or tax purposes. Despite this, we may still have distributions which could be characterized as a return of capital for tax purposes. During the year ended December 31, 2015, $16.3 million of our distributions was characterized as return of capital for tax purposes. No portion of our distributions was characterized as a return of capital for tax purposes for the years ended December 31, 2014 and 2013. You should understand that any such distributions were not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such reimbursements. You should also understand that our future reimbursements of such Expense Support Payments will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make Expense Support Payments in future periods. No Expense Support Payments were made by our Adviser during the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013.

The table below shows changes in our offering price and distribution rates since the commencement of our public offering.

Announcement Date	New Public Offering Price	Effective Date	Daily Distribution Amount per share	Annualized Distribution Rate
November 14, 2011	$10.26	November 16, 2011	0.002221920	7.90%
May 1, 2012	$10.44	June 1, 2012	0.002215850	7.75%
August 14, 2012	$10.50	September 4, 2012	0.002246575	7.81%
September 24, 2012	$10.60	October 16, 2012	0.002246575	7.74%
October 15, 2012	$10.70	November 1, 2012	0.002273973	7.76%
February 5, 2013	$10.80	February 18, 2013	0.002293151	7.75%
February 25, 2013	$10.90	March 1, 2013	0.002314384	7.75%
April 3, 2013	$11.00	April 16, 2013	0.002335616	7.75%
August 15, 2013	$11.10	August 16, 2013	0.002356849	7.75%
October 29, 2013	$11.20	November 1, 2013	0.002378082	7.75%
May 28, 2015	$11.15	April 16, 2015	0.002378082	7.78%

We closed the offering to new investments on April 30, 2015. In order to allow for associated processing time needed, the transfer agent for the Company accepted subscriptions in good order dated on or before April 30, 2015 and received no later than June 30, 2015. Prior to the termination of the offering, we were selling our shares on a continuous basis at an offering price of $11.15 per share. We are prohibited under the 1940 Act from selling our shares of common stock at a public offering price, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In connection with each semi-monthly closing, our board of directors or a committee thereof reviewed the then current public offering price per share against the current estimated net asset value per share to ensure that we were not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, was below our net asset value per share.

In connection with satisfying the minimum offering requirement and the commencement of our operations on August 25, 2011, we began accruing the management fee which is payable on a quarterly basis in arrears to our Adviser, and is calculated at an annual rate of 1.5% of our average gross assets. See “Investment Advisory and Management Services Agreement — Advisory Fees” for a discussion of fees payable to our investment adviser.

Our Portfolio

As of December 31, 2015, the fair value of our investment portfolio totaled approximately $2.3 billion and consisted of $1.4 billion of senior secured first lien debt, $349.0 million of senior secured second lien debt, $92.3 million of subordinated debt, $261.8 million of collateralized securities and $202.3 million of equity and other investments.

The following is our investment portfolio as of December 31, 2015:

Portfolio company	Type of Investment	Industry classification	Principal
Ability Networks Inc.	Senior Secured First Lien Debt	Health Care Providers & Services	$ 8,848,000.00
Ability Networks Inc.	Senior Secured Second Lien Debt	Health Care Providers & Services	12,050,000.00
Adams Publishing Group, LLC	Senior Secured First Lien Debt	Media	19,013,000.00
AM General LLC	Senior Secured First Lien Debt	Aerospace & Defense	5,250,000.00
Amports, Inc.	Senior Secured First Lien Debt	Transportation Infrastructure	15,000,000.00
Amteck, LLC	Senior Secured First Lien Debt	Commercial Services & Supplies	24,688,000.00
Answers Corporation	Senior Secured First Lien Debt	Internet Software & Services	34,650,000.00
AP Gaming I, LLC	Senior Secured First Lien Debt	Hotels, Restaurants & Leisure	30,667,000.00
Aperture Group LLC (fka OH Acquisition, LLC)	Senior Secured First Lien Debt	Diversified Financial Services	7,406,000.00
Applied Merchant Systems West Coast, Inc.	Senior Secured First Lien Debt	Diversified Financial Services	20,500,000.00
Appriss Holdings, Inc.	Senior Secured Second Lien Debt	IT Services	19,650,000.00
Ascensus, Inc.	Senior Secured First Lien Debt	IT Services	16,941,000.00
Asurion LLC	Senior Secured First Lien Debt	IT Services	19,449,000.00
Asurion LLC	Senior Secured Second Lien Debt	IT Services	10,000,000.00
Avaya, Inc. Term Loan B-3	Senior Secured First Lien Debt	Communications Equipment	1,500.000.00
Avaya, Inc. Term Loan B-6	Senior Secured First Lien Debt	Communications Equipment	8,457,000.00
Avaya, Inc. Term Loan B-7	Senior Secured First Lien Debt	Communications Equipment	9,911,000.00
AxleTech International, LLC	Senior Secured First Lien Debt	Machinery	19,800,000.00
B&M CLO 2014-1, LTD. Subordinated Notes	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	40,250,000.00
Basho Technologies, Inc.	Senior Secured First Lien Debt	Software	10,251,000.00
Basho Technologies, Inc.	Equity/Other	Software	306,000.00
Basho Technologies, Inc. - Series G Senior Preferred Stock	Equity/Other	Software	2,000,000.00
Boston Market Corporation	Senior Secured Second Lien Debt	Hotels, Restaurants & Leisure	24,601,000.00
BrandMuscle Holdings Inc.	Senior Secured Second Lien Debt	Internet Software & Services	32,000,000.00
Broder Bros, Co.	Senior Secured First Lien Debt	Distributors	7,455,000.00
Broder Bros, Co.	Senior Secured First Lien Debt	Distributors	7,470,000.00

Portfolio company	Type of Investment	Industry classification	Principal
Carlyle GMS Finance, Inc.	Equity/Other	Diversified Investment Vehicles	$ 5,274,000.00
Catapult Learning, LLC	Senior Secured First Lien Debt	Diversified Investment Vehicles	27,500,000.00
Cayan Holdings	Senior Secured Second Lien Debt	IT Services	20,000,000.00
Central Security Group, Inc.	Senior Secured First Lien Debt	Commercial Services & Supplies	18,315,000.00
Chicken Soup for the Soul Publishing, LLC	Senior Secured First Lien Debt	Media	29,550,000.00
CIG Financial, LLC	Senior Secured Second Lien Debt	Consumer Finance	15,000,000.00
Clover Technologies Group, LLC	Senior Secured First Lien Debt	Commercial Services & Supplies	14,242,000.00
ConvergeOne Holdings Corp.	Senior Secured First Lien Debt	Diversified Consumer Services	16,771,000.00
CPX Interactive Holdings, LP	Senior Secured Second Lien Debt	Media	20,618,000.00
CPX Interactive Holdings, LP - Series A Convertible Preferred Shares	Equity/Other	Media	6,000,000.00
CPX Interactive Holdings, LP - Warrants	Equity/Other	Media	317,000.00
CREDITCORP	Senior Secured Second Lien Debt	Consumer Finance	13,250,000.00
CVP Cascade CLO, LTD. Subordinated Notes	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	31,000,000.00
CVP Cascade CLO-2, LTD. Subordinated Notes	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	35,250,000.00
Danish CRJ LTD.	Senior Secured First Lien Debt	Aerospace & Defense	20,000.00
Danish CRJ LTD.	Equity/Other	Aerospace & Defense	5,000.00
DigiCert, Inc	Senior Secured First Lien Debt	Internet Software & Services	11,000,000.00
Doskocil Manufacturing Company, Inc.	Senior Secured First Lien Debt	Household Durables	15,000,000.00
Eagle Rx, LLC	Senior Secured First Lien Debt	Health Care Providers & Services	15,519,000.00
ECI Acquisition Holdings, Inc.	Senior Secured First Lien Debt	Internet Software & Services	12,874,000.00
Emergency Communications Network, LLC	Senior Secured First Lien Debt	Internet Software & Services	19,900,000.00
Epic Health Services, Inc.	Senior Secured Second Lien Debt	Health Care Providers & Services	12,333,000.00
ERG Holding Company	Senior Secured First Lien Debt	Health Care Providers & Services	17,177,000.00
Evolution Research Group - Preferred Equity	Equity/Other	Health Care Providers & Services	500,000.00

Portfolio company	Type of Investment	Industry classification	Principal
Excelitas Technologies Corp.	Senior Secured First Lien Debt	Electronic Equipment, Instruments & Components	$13,903,000.00
Fifth Street Senior Loan Fund I, LLC - 1A Class F	Collateralized Securities - Debt Investment	Diversified Investment Vehicles	10,728,000.00
Fifth Street Senior Loan Fund I, LLC - 2015-1A Subordinated Notes	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	31,575,000.00
Figueroa CLO 2014-1, LTD. Subordinated Notes	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	35,057,000.00
GEM Holdings Group, LLC	Senior Secured First Lien Debt	Hotel, Restaurants & Leisure	16,004,000.00
GK Holdings, Inc.	Senior Secured First Lien Debt	Professional Services	3,960,000.00
Gold, Inc.	Subordinated Debt	Textiles, Apparel & Luxury Goods	12,163,000.00
Greenwave Holdings, Inc.	Senior Secured First Lien Debt	Internet Software & Services	15,183,000.00
Greenwave Holdings, Inc. - Series C Preferred Stock Warrant	Equity/Other	Internet Software & Services	172,000.00
GTCR Valor Companies, Inc.	Senior Secured First Lien Debt	Software	32,570,000.00
Hanna Anderson, LLC	Senior Secured First Lien Debt	Specialty Retail	14,824,000.00
High Ridge Brands Co.	Senior Secured Second Lien Debt	Personal Products	22,500,000.00
HIG Integrity Nutraceuticals	Equity/Other	Food Products	2,000.00
Icynene US Acquisition Corp.	Senior Secured First Lien Debt	Building Products	23,820,000.00
ILC Dover LP	Senior Secured First Lien Debt	Aerospace & Defense	14,344,000.00
InMotion Entertainment Group, LLC	Senior Secured First Lien Debt	Specialty Retail	15,230,000.00
Integrity Nutraceuticals, Inc.	Senior Secured First Lien Debt	Food Products	41,732,000.00
Integrity Nutraceuticals	Equity/Other	Food Products	25,000.00
Interblock USA L.C.	Senior Secured Second Lien Debt	Electronic Equipment, Instruments & Components	23,000,000.00
IPC Corp.	Senior Secured First Lien Debt	Diversified Telecommunication Services	6,948,000.00
Jackson Hewitt, Inc.	Senior Secured First Lien Debt	Diversified Consumer Services	7,000,000.00
J. C. Bromac Corporation (dba EagleRider, Inc.)	Senior Secured Second Lien Debt	Hotel, Restaurants & Leisure	14,975,000.00
Jefferson Gulf Coast Energy Partners LLC	Senior Secured First Lien Debt	Transportation Infrastructure	17,775,000.00

Portfolio company	Type of Investment	Industry classification	Principal
K&N Engineering, Inc.	Senior Secured First Lien Debt	Specialty Retail	$ 4,975,000.00
K&N Engineering, Inc.	Senior Secured Second Lien Debt	Specialty Retail	13,000,000.00
K2 Pure Solutions NoCal, L.P.	Senior Secured First Lien Debt	Chemicals	9,625,000.00
Kahala Ireland OpCo Limited - Common Equity	Equity/Other	Aerospace & Defense	—
Kahala Ireland OpCo Limited - Profit Participating Note	Equity/Other	Aerospace & Defense	3,250,000.00
Kahala US OpCo LLC	Equity/Other	Aerospace & Defense	4,413,000.00
Kahala Ireland OpCo Limited	Senior Secured First Lien Debt	Aerospace & Defense	170,281,000.00
Kahala US OpCo LLC	Senior Secured First Lien Debt	Aerospace & Defense	2,604,000.00
Land Holdings I, LLC	Senior Secured First Lien Debt	Hotel, Restaurants & Leisure	30,000,000.00
Linc Energy Finance USA, Inc.	Senior Secured Second Lien Debt	Oil, Gas & Consumable Fuels	9,000,000.00
Liquidnet Holdings, Inc.	Senior Secured First Lien Debt	Capital Markets	6,190,000.00
MBLOX Inc. - Warrants	Equity/Other	Internet Software & Services	1,531,000.00
MCS AMS Sub-Holdings LLC	Senior Secured First Lien Debt	Real Estate Management & Development	13,031,000.00
MidOcean Credit CLO II, LLC	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	37,600,000.00
MidOcean Credit CLO III, LLC	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	40,250,000.00
MidOcean Credit CLO IV, LLC	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	21,500,000.00
Motion Recruitment Partners, LLC	Senior Secured First Lien Debt	Professional Services	18,625,000.00
Motorsports Aftermarket Group, Inc.	Senior Secured First Lien Debt	Auto Components	26,579,000.00
National Technical Systems, Inc.	Senior Secured First Lien Debt	Professional Services	19,950,000.00
NCP Finance Limited Partnership	Senior Secured Second Lien Debt	Consumer Finance	17,599,000.00
NewStar Arlington Senior Loan Program LLC Subordinated Notes	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	31,603,000.00
NexSteppe Inc.	Senior Secured First Lien Debt	Chemicals	10,232,000.00
NexSteppe Inc. Series C Preferred Stock Warrant	Equity/Other	Chemicals	177,000.00
NMFC Senior Loan Program I, LLC	Equity/Other	Diversified Investment Vehicles	50,000,000.00
Noosa Acquirer, Inc.	Senior Secured First Lien Debt	Food Products	25,000,000.00

Portfolio company	Type of Investment	Industry classification	Principal
North Atlantic Trading Company, Inc.	Senior Secured First Lien Debt	Food Products	$17,847,000.00
Ocean Trails CLO V, LTD.	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	40,518,000.00
OFSI Fund VI, Ltd. Subordinated Notes	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	38,000,000.00
Orchid Underwriters Agency, LLC	Senior Secured First Lien Debt	Insurance	14,768,000.00
Orchid Underwriters Agency, LLC - Preferred Shares	Equity/Other	Insurance	5,000.00
Orchid Underwriters Agency, LLC - Common Shares	Equity/Other	Insurance	5,000.00
Otter Box Holdings, Inc.	Senior Secured First Lien Debt	Electronic Equipment, Instruments & Components	15,673,000.00
Park Ave RE Holdings, LLC	Subordinated Debt	Real Estate Management & Development	35,192,000.00
Park Ave RE Holdings, LLC - Common Shares	Equity/Other	Real Estate Management & Development	1,000.00
Park Ave RE Holdings, LLC -Preferred Shares	Equity/Other	Real Estate Management & Development	47,000.00
PennantPark Credit Opportunities Fund II, LP	Equity/Other	Diversified Investment Vehicles	8,686,000.00
PeopLease Holdings, LLC	Senior Secured First Lien Debt	Commercial Services & Supplies	10,000,000.00
PGX Holdings, Inc.	Senior Secured First Lien Debt	Transportation Infrastructure	13,892,000.00
Plaskolite	Senior Secured First Lien Debt	Chemicals	7,000,000.00
Premier Dental Services, Inc.	Senior Secured First Lien Debt	Health Care Providers & Services	22,488,000.00
Pre-Paid Legal Services, Inc.	Senior Secured First Lien Debt	Diversified Consumer Services	11,896,000.00
Pride Plating, Inc.	Senior Secured First Lien Debt	Aerospace & Defense	9,619,000.00
Prime Security Services Borrower, LLC	Senior Secured Second Lien Debt	Commercial Services & Supplies	12,500,000.00
PSKW Intermediate	Senior Secured First Lien Debt	Health Care Providers & Services	2,250,000.00
PSKW Intermediate	Senior Secured First Lien Debt	Health Care Providers & Services	17,750,000.00
Pure Barre, LLC	Senior Secured First Lien Debt	Hotels, Restaurants & Leisure	29,850,000.00
RedPrairie Corp.	Senior Secured First Lien Debt	Software	17,946,000.00
Related Fee Agreements	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	—
Resco Products, Inc.	Senior Secured First Lien Debt	Metals & Mining	10,000,000.00
RVNB Holdings, Inc. (dba All My Sons Moving & Storage)	Senior Secured First Lien Debt	Diversified Consumer Services	23,536,000.00
Rx30 HoldCo, Inc.	Senior Secured Second Lien Debt	HealthCare Technology	11,500,000.00

Portfolio company	Type of Investment	Industry classification	Principal
Sage Automotive Holdings, Inc.	Senior Secured First Lien Debt	Auto Components	$ 7,356,000.00
Sage Automotive Holdings, Inc.	Senior Secured Second Lien Debt	Auto Components	13,000,000.00
Schulman Associates Institutional Review Board, Inc.	Senior Secured Second Lien Debt	Life Sciences Tools & Services	17,000,000.00
SHO Holding II Corporation	Senior Secured First Lien Debt	Specialty Retail	12,000,000.00
Silver Spring CLO, Ltd.	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	31,500,000.00
SkyCross Inc. - Warrants	Equity/Other	Electronic Equipment, Instruments & Components	2,254,000.00
South Grand MM CLO I, LLC	Equity/Other	Diversified Investment Vehicles	29,524,000.00
Squan Holding Corp.	Senior Secured First Lien Debt	Diversified Telecommunication Services	22,249,000.00
Squan Holding Corp. - Class A Common Stock	Equity/Other	Diversified Telecommunication Services	1,150,000.00
Squan Holding Corp. - Series A Preferred Stock	Equity/Other	Diversified Telecommunication Services	1,000.00
Steel City Media	Subordinated Debt	Media	20,577,000.00
STG-Fairway Acquisitions, Inc.	Senior Secured First Lien Debt	Professional Services	13,359,000.00
Stratose Intermediate Holdings II, LLC	Senior Secured Second Lien Debt	HealthCare Providers & Services	10,000,000.00
SunGard Availability Services Capital, Inc.	Senior Secured First Lien Debt	IT Services	8,827,000.00
Taqua, LLC	Senior Secured First Lien Debt	Wireless Telecommunication Services	13,300,000.00
Tax Defense Network, LLC	Senior Secured First Lien Debt	Diversified Consummer Services	26,117,000.00
Tax Defense Network, LLC	Equity/Other	Diversified Consummer Services	425,000.00
Tennenbaum Waterman Fund, L.P.	Equity/Other	Diversified Investment Vehicles	10,000,000.00
The SAVO Group, Ltd. - Warrants	Equity/Other	Internet Software & Services	138,000.00
The Tennis Channel Holdings, Inc.	Senior Secured First Lien Debt	Media	16,031,000.00
THL Credit Greenway Fund II LLC	Equity/Other	Diversified Investment Vehicles	16,902,000.00
Total Outdoor Holdings Corp.	Senior Secured First Lien Debt	Media	13,000,000.00
Transportation Insight, LLC	Senior Secured First Lien Debt	Air Freight & Logistics	21,049,000.00
Trojan Battery Company, LLC	Senior Secured First Lien Debt	Auto Components	10,093,000.00

Portfolio company	Type of Investment	Industry classification	Principal
Turning Tech LLC	Senior Secured First Lien Debt	Software	$26,250,000.00
Twenty Eighty, Inc. (fka Miller Heiman, Inc.)	Senior Secured First Lien Debt	Media	19,645,000.00
United Central Industrial Supply Company, LLC	Senior Secured First Lien Debt	Commercial Services & Supplies	8,730,000.00
U.S. Auto	Senior Secured Second Lien Debt	Diversified Consumer Services	30,000,000.00
U.S. Auto Series A Common Units	Equity/Other	Diversified Consumer Services	10,000.00
U.S. Auto Series A Preferred Units	Equity/Other	Diversified Consumer Services	1,000.00
VetCor Professional Practices LLC	Senior Secured First Lien Debt	Diversified Consumer Services	13,197,000.00
Visionary Integration Professionals, LLC	Subordinated Debt	IT Services	13,148,000.00
Visionary Integration Professionals, LLC - Warrants	Equity/Other	IT Services	657,000.00
WhiteHorse VIII, Ltd. CLO Subordinated Notes	Collateralized Securities - Equity Investments	Diversified Investment Vehicles	36,000,000.00
World Business Lenders, LLC	Equity/Other	Consumer Finance	923,000.00
Xplornet Communications, Inc.	Subordinated Debt	Diversified Telecommunication Services	12,864,000.00
Xplornet Communications, Inc. - Warrants	Equity/Other	Diversified Telecommunication Services	10,000.00
Zimbra, Inc.	Subordinated Debt	Diversified Telecommunications Services	1,203,000.00
Zimbra, Inc. - Warrants (Third Lien Bridge Note)	Equity/Other	Software	1,000,000.00

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks you will take in investing in our shares:

•	We have a limited operating history and are subject to the business risks and uncertainties associated with any relatively new business, including the risk that we will not achieve our investment objective.
•	Market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and for financial firms in particular. These conditions may make it more difficult for us to achieve our investment objective.
•	The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this follow-on offering. We have not established any limit on the extent to which we may use offering proceeds, borrowings or sales of assets for this purpose. Therefore, portions of the distributions that we pay may represent a return of capital to you which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. A return of capital is a return of a portion of a shareholder's original investment in our common stock. We may not be able to pay you distributions, and our distributions may not grow over time.
•	A significant portion of our portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.
•	Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
•	Our Adviser and its respective affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner but which may result in actions that are not in your best interests.
•	The potential for our Adviser to earn incentive fees under the Investment Advisory and Management Services Agreement, or the Investment Advisory Agreement, may create an incentive for the Adviser to enter into investments that are riskier or more speculative than would otherwise be the case, and our Adviser may have an incentive to increase portfolio leverage in order to earn higher management fees.
•	We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
•	Through wholly-owned financing subsidiaries, we have entered into a revolving credit facilities with Wells Fargo Bank National Association, Deutsche Bank, UBS AG, London Branch and Citibank, N.A. In connection with these agreements, we are exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities. Moreover, any assets we may acquire with leverage will be subject to management fees payable to our Adviser.
•	We intend to invest primarily in first and second lien senior secured loans and mezzanine debt issued by middle market companies. For our senior secured lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Mezzanine debt investments are typically unsecured, and investing in mezzanine debt may involve a heightened level of risk, including a loss of principal or the loss of the entire investment. Our investments may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.
•	We are subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments.
•	As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.
•	We intend to maintain our qualification as a RIC but may fail to do so. Such failure would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	One of our potential exit strategies is to list our shares for trading on a national exchange, and shares of publicly traded closed-end investment companies frequently trade at a discount to their NAV. In such case, we would not be able to predict whether our common stock would trade above, at or below NAV. This risk is separate and distinct from the risk that our NAV may decline.

See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Our Investment Objective and Policies

Our investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments. We anticipate that we will invest largely in first and second lien senior secured loans and mezzanine debt issued by middle market companies. We may also purchase, interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans. Additionally, we may invest a portion of our proceeds in securities of other funds as a means of gaining exposure to what we believe are desirable investment opportunities. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. We define middle market companies as those with annual revenues between $10 million and $1 billion. We expect that investments will generally range between approximately 0.5% and 3.0% of our total assets. As we increase our capital base, we will invest in, and ultimately intend to have a substantial portion of our assets invested in, customized direct loans to and to a lesser extent, equity securities of middle market companies. In most cases, companies to whom we provide customized financing solutions will be privately held at the time we invest in them.

While the structure of our investments is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yields. The debt investments in which we invest generally have stated terms of five to ten years. If our Adviser deems appropriate, we may invest in more liquid senior secured and second lien debt securities, some of which may be traded on a national securities exchange. We will make such investments to the extent allowed by the 1940 Act, and consistent with our continued qualification as a RIC for federal income tax purposes. For a discussion of the risks inherent in our portfolio investments, please see the discussion under “Risk Factors.”

We intend to leverage the experience and expertise of the principals of our Adviser in sourcing, evaluating and structuring investments. Our Adviser’s senior management team, through affiliates of AR Global, currently sponsors several publicly-offered real estate investment trusts, or REITs. Certain principals of our Adviser have a broad network of contacts with financial sponsors, commercial and investment banks and leaders within a number of industries that we believe will produce significant proprietary investment opportunities outside the normal banking auction process.

Our Potential Market Opportunity

We believe that the banking and financial services crisis that began in the summer of 2007 and the resulting credit crisis created an opportunity for specialty financial services companies with experience in investing in middle market companies to make investments with attractive yields and significant opportunities for sharing in new value creation. Our current opportunity is highlighted by the following factors:

•	Large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there remains a large pool of uninvested private equity capital available to middle market companies. We expect that private equity firms will be active investors in middle market companies and that these private equity firms will seek to supplement their equity investments with senior secured and junior loans and equity co-investments from other sources, such as us.

•	Credit crises and consolidation among commercial banks has reduced the focus on middle market business. The commercial banks in the United States, which have traditionally been the primary source of capital to middle market companies, have experienced consolidation, unprecedented loan losses, capital impairments and stricter regulatory scrutiny, which have led to a significant tightening of credit standards and substantially reduced loan volume to the middle market. Many financial institutions that have historically loaned to middle market companies have failed or been acquired, and we believe that larger financial institutions are now more focused on syndicated lending to larger corporations and are allocating capital to business lines that generate fee income and involve less balance sheet risk. We believe this market dynamic provides us with numerous opportunities to originate new debt and equity investments in middle market companies.
•	Default rates remain low, with higher recovery rates in the middle market. Middle market companies are generally over-equitized as compared to large cap companies.
•	Refinancing activities will provide continued opportunities to extend capital to middle market companies. A significant volume of senior secured and mezzanine debt is expected to come due over the next several years. As companies seek to refinance their debt, we believe this will create new financing opportunities for us.
•	Favorable Pricing Environment in the Secondary Loan Market. Lower valuation levels in certain situations, combined with reduced liquidity in the secondary loan market, have created opportunities to acquire relatively high yielding senior and subordinated debt, both secured and unsecured, at potentially attractive prices.

Our Potential Competitive Strengths

The principals of our Adviser have extensive relationships with loan syndication and trading desks, lending groups, management teams, investment bankers, business brokers, attorneys, accountants and other persons whom we believe will continue to provide us with significant investment opportunities. We believe these relationships provide us with competitive advantages over publicly-traded BDCs and other direct participation programs such as public non-traded REITs and public non-traded BDCs.

Our Investment Adviser

Under the terms of our Investment Advisory Agreement, our Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio.

Our Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. Our Adviser is indirectly, wholly-owned by our Sponsor, which has sponsored two public, non-listed BDCs, and several public, non-listed REITs. Our Adviser also serves as sub-advisor for the AR Capital BDC Income Fund.

On July 8, 2010, our Adviser, pursuant to a private placement, contributed an aggregate of $200,000 to purchase 22,222 shares of common stock at $9.00 per share, which represents the public offering price at that time of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. In addition, on February 1, 2012, our Adviser contributed an additional $1,300,000 to purchase 140,784 shares of our common stock at $9.234 per share so that the aggregate contribution by our Adviser was $1,500,000. Our Adviser will not tender any of its shares for repurchase as long as it continues to serve as our investment adviser.

The following chart shows our primary service providers and the ownership structure of certain entities affiliated with us and our Adviser:

AR Global Investments, LLC
Indirect wholly-owned subsidiary relationship
Public Investors
U.S. Bank, N.A., U.S. Bancorp Fund Services, LLC & ARC Advisory Services, LLC
(Custodian, Fund Accountant, and Administrator)
Custody, Fund Accounting and Administration Agreements
BDCA Adviser, LLC
(Registered Investment Adviser)
Investment Advisory and Management Services Agreement
Business Development Corporation of America
(Public, Non-Traded Business Development Company)

Plan of Distribution

We closed the offering to new investments on April 30, 2015. In order to allow for associated processing time needed, the transfer agent for the Company accepted subscriptions in good order dated on or before April 30, 2015 and received no later than June 30, 2015. Prior to the termination of the offering, we were selling our shares on a continuous basis at an offering price of $11.15 per share. We are prohibited under the 1940 Act from selling our shares of common stock at a public offering price, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In connection with each semi-monthly closing, our board of directors or a committee thereof reviewed the then current public offering price per share against the current estimated net asset value per share to ensure that we were not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, was below our net asset value per share.

Use of Proceeds

We cannot determine precisely the number of shares of common stock that ultimately may be sold pursuant to the distribution reinvestment plan (the “Plan”). We will receive no proceeds from the issuance of any shares pursuant to the Plan.

Financing Arrangements

On July 24, 2012, we, through a newly-formed, wholly-owned, special purpose financing subsidiary, BDCA Funding I, LLC, or Funding I, entered into a revolving credit facility (the “Wells Fargo Credit Facility”), with Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, as administrative agent or collectively, Wells Fargo, and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Wells Fargo Facility initially provided for borrowings in an aggregate principal amount of up to $300.0 million on a committed basis, with a term of 60 months. The total aggregate principal was upsized to $400.0 million through May 2020.

On February 21, 2014, we, through a newly-formed, wholly-owned, special purpose financing subsidiary, BDCA 2L Funding I, LLC, entered into a revolving credit facility with Deutsche Bank as administrative agent and U.S. Bank National Association (“U.S. Bank”) as collateral agent and collateral custodian (the “Deutsche Bank Credit Facility” and, collectively with the Wells Fargo Credit Facility and the Citi Credit Facility, the “Credit Facilities”). The Deutsche Bank Credit Facility provides for borrowings in an aggregate principal amount of up to $60.0 million on a committed basis, with a 36-month term.

On June 27, 2014, the Company, through a wholly-owned, special purpose financing subsidiary, BDCA-CB Funding, LLC (“CB Funding”), entered into a revolving credit facility (the “Citi Credit Facility”) with Citibank, N.A. (“Citi”), as administrative agent and U.S. Bank as collateral agent, account bank and collateral custodian. The Citi Credit Facility provides for borrowings over a twenty four month period in an aggregate principal amount of up to $400 million on a committed basis, subject to the administrative agent’s right to approve the assets acquired by CB Funding and pledged as collateral under the Citi Credit Facility.

On April 7, 2015, the Company, through a wholly-owned, special-purpose, bankruptcy-remote subsidiary, BDCA Helvetica Funding, Ltd. (“Helvetica Funding”) entered into a debt financing facility with UBS AG, London Branch (“UBS”) pursuant to which $210.0 million will be made available to the Company to fund investments in new securities and for other general corporate purposes (the “UBS Credit Facility”). Pricing under the facility is based on three-month LIBOR plus a spread of 3.90% per annum for the relevant period.

Unsecured Notes

On August 26, 2015, the Company entered into a purchase agreement with the Initial Purchasers, relating to the Company’s sale of $100.0 million aggregate principal amount of its 6.00% fixed rate senior notes due 2020 to the Initial Purchasers in a private placement in reliance on Section 4(a)(2) of the Securities Act and for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act (the“Unsecured Notes”). The Company relied upon these exemptions from registration based in part on representations made by the Initial Purchasers. The purchase agreement includes customary representations, warranties and covenants by the Company. Under the terms of the purchase agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities under the Securities Act. The Unsecured Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The net proceeds from the sale of the Unsecured Notes was approximately $97.9 million, after deducting initial purchasers’ discounts and commissions of approximately $1.58 million payable by the Company and estimated offering expenses of approximately $0.5 million payable by the Company. The Company intends to use the net proceeds to make investments in accordance with the Company’s investment objectives and for general corporate purposes.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Liquidity and Capital Resources” for more information about these financing arrangements.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. For more information regarding the risks related to our use of leverage, see “Risk Factors — Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and

“Risk Factors — If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Share Repurchase Program

We may, but do not currently intend to, list our securities on any securities exchange and do not expect a public market to develop for the shares in the foreseeable future. Therefore, stockholders should expect to have limited ability to sell their shares.

On September 12, 2012, we conducted our first quarterly tender offer pursuant to our share repurchase program (the “SRP”). We will offer to repurchase shares on such terms as may be determined by our board of directors unless, in the judgment of the independent members of our board of directors, such repurchases would not be in our best interests or would violate applicable law. We anticipate making periodic repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, or the Exchange Act, and the 1940 Act. The offer to repurchase common shares is conducted solely through tender offer materials mailed to each shareholder and is not being made through this prospectus.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from principal repayments or other liquidation of debt and equity securities as of the end of the applicable period to repurchase shares. In addition, we do not expect to offer to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year.

On March 8, 2016, our board of directors amended the share repurchase program. We will begin to make tender offers on a semi-annual basis, instead of on a quarterly basis as was done previously. We will continue to limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% at each semi-annual tender offer. In addition, in the event of a stockholder’s death or disability, any repurchases of shares made in connection with a stockholder’s death or disability may be included within the overall limitation imposed on tender offers during the relevant redemption period, which provides that we may limit the number of shares to be repurchased during any redemption period to the number of shares of common stock we are able to repurchase with the proceeds received from the sale of shares of common stock under the DRIP during such redemption period. Any repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. See “Share Repurchase Program” for more information.

Liquidity Strategy

The shares have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. We may, but do not currently intend to, list our shares on an exchange and do not expect a public trading market to develop for the shares in the foreseeable future. Because of the lack of a trading market for our shares, stockholders may not be able to sell their shares promptly or at a desired price. Furthermore, shares transferred by investors may be transferred at a discount to our current NAV. We intend to explore a potential liquidity event for our stockholders between five and seven years following the completion of our offering stage. However, we may explore or complete a liquidity event sooner or later than that time period. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or listing, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. While our intention is to explore a potential liquidity event between five and seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe.

On December 9, 2014, the Board considered certain matters in connection with a potential listing of our shares on a national securities exchange (a “Listing”). The Company currently expects that a Listing could occur within 24 months, provided that such Listing or other liquidity event could occur at such earlier or later time as the Board may determine, taking into consideration market conditions and other factors. In light of the potential for a Listing, at our 2015 Annual Meeting of Stockholders, our stockholders approved certain changes to amend our charter and Investment Advisory Agreement, which will only go into effect if a Listing occurs and immediately prior to such Listing. The changes would, among other things: (a) change the manner of calculating whether the “hurdle rate” is met (which would allow the hurdle rate to be met more quickly and would potentially increase the income incentive fee payable to the Adviser) (the “Hurdle Amendment”) (b) delete provisions required by the state “blue sky” guidelines, and (c) revise the term and termination provisions of the Investment Advisory Agreement.

Investment Advisory Fees

Pursuant to our Investment Advisory Agreement, we will pay our Adviser a fee for its services consisting of two components — a management fee and an incentive fee. The management fee will be calculated at an annual rate of 1.5% of our average gross assets and will be payable quarterly in arrears.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding quarter. The payment of the subordinated incentive fee on income will be subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.00% annualized), subject to a “catch up” feature.

The second part of the incentive fee, referred to as the incentive fee on capital gains, shall be an incentive fee on capital gains earned on liquidated investments from the portfolio and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee shall equal 20.0% of our incentive fee capital gains, which shall equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

See “Investment Advisory and Management Services Agreement — Advisory Fees” for a description of the investment advisory fees payable to our Adviser pursuant to such agreement.

Administration

We have entered into a fund administration servicing agreement and a fund accounting servicing agreement with our Administrator, US Bancorp Fund Services, LLC. Our Administrator provides services such as accounting, financial reporting and compliance support necessary for us to operate.

On February 9, 2016, we and ARC Advisory Services, LLC (“ARC Advisory”), a wholly-owned subsidiary of our Adviser, entered into an agreement pursuant to which ARC Advisory provides us with administrative services necessary for our operation (the “ARC Administration Agreement”). Pursuant to the ARC Administration Agreement, ARC Advisory provides us with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services. In addition, ARC Advisory assists us in determining and publishing our net asset value and the filing of our tax returns. We will reimburse ARC Advisory for the costs and expenses incurred by ARC Advisory in performing its obligations pursuant to the ARC Administration Agreement. See “Administrative Services” for more information.

Conflicts of Interest

Our Adviser and certain of its affiliates have certain conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	Our Adviser and its affiliates must allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including the other programs sponsored by affiliates of AR Global, as well as any programs that may be sponsored by such affiliates in the future;

•	Our Adviser and its affiliates serve or may serve as investment adviser to funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those funds, the fulfillment of which might not be in the best interests of us or our stockholders. For example, our Adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. The 1940 Act prohibits us from making certain co-investments with affiliates unless we receive an order from the SEC permitting us to do so. On August 5, 2015, the SEC issued an order granting an application for exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act as filed with the SEC to co-invest in certain privately negotiated investment transactions with Business Development Corporation of America II, and any future BDCs that are advised by the Adviser or its affiliated investment advisers, or, collectively, our co-investment affiliates, subject to the satisfaction of certain conditions. We believe this relief may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us in the absence of such relief;
•	The compensation payable by us to our Adviser will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, whether or not our stockholders receive distributions and may be based in part on the value of assets acquired with leverage;
•	Regardless of the quality of the assets acquired, the services provided to us or whether we pay distributions to our stockholders, our Adviser will receive certain fees in connection with the management and sale of our portfolio companies;
•	Our Adviser and affiliates of our Sponsor generally are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser and its affiliates; and
•	Since our dealer manager is an affiliate of our Adviser, you will not have the benefit of an independent ongoing due diligence review and investigation of the type normally performed by an independent underwriter in connection with the offering of securities.

Reports to Stockholders

Both our quarterly reports on Form 10-Q and our annual reports on Form 10-K are available on our website at www.BDCofAmerica.com at the end of each fiscal quarter and fiscal year, as applicable. These reports are also available on the SEC’s website at www.sec.gov.

Distributions

We intend to continue to declare and pay distributions on a monthly basis. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare a monthly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock.

From time to time, we may also pay interim distributions, including capital gains distributions, at the discretion of our board. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this follow-on offering. As a result, a portion of the distributions we make may represent a return of capital for U.S. federal income tax purposes. A return of capital is a return of your investment rather than earnings or gains derived from our investment activities. See “Certain U.S. Federal Income Tax Considerations.” We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this follow-on offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level or at all. BDCA Adviser waived a portion of its advisory fee and reimbursed certain fund expenses during 2012. These waived fees and reimbursed expenses reduced the amount of fund expenses, which effectively increased the amount of income available for distribution to shareholders.

We may fund our cash distributions to stockholders from any sources of funds available to us including expense payments from our Adviser that are subject to reimbursement to it as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from available sources to make distributions. Prior to June 30, 2012, a substantial portion of our distributions resulted from expense support payments made by our Adviser that either have been reimbursed or are subject to reimbursement by us within three years from the date such payment obligations were incurred. The purpose of this arrangement could be to avoid such distributions being characterized as returns of capital for GAAP or tax purposes. Despite this, we may still have distributions which could be characterized as a return of capital for tax purposes. A return of capital is a return of a portion of a shareholder’s original investment in our common stock. You should also understand that our future reimbursements of such expense support payments will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make expense support payments in future periods. For the fiscal year ended December 31, 2012, if expense support payments of $266,000 were not made by our Adviser, approximately 4% percent of the distribution rate would have been a return of capital. No expense support payments were made by our Adviser in the fiscal years ended December 31, 2015 and ended December 31, 2014.

Distribution Reinvestment Plan

We have adopted an “opt out” distribution reinvestment plan (the “Plan”) pursuant to which you will have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our Plan are free to elect or revoke reinstatement in the Plan within a reasonable time as specified in the Plan. If you elect to opt out of the Plan you will receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have not “opted out” of our Plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions, at a price equal to NAV per share as estimated in good faith by us on the payment date. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors. The Company is no longer issuing new shares except for DRIP shares. As of December 31, 2015, we had repurchased 2.7 million shares of common stock for payments of $27.6 million. See “Distribution Reinvestment Plan.”

Taxation

We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any ordinary income or capital gain that we distribute to our stockholders from our taxable earnings and profits. Even if we maintain our qualification as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. See “Certain U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 405 Park Avenue, 14th Floor, New York, NY 10022. We maintain a website at www.BDCofAmerica.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the fees and expenses that an investor in this follow-on offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Business Development Corporation of America,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price)
Sales load to dealer manager(1)	—%
Offering expenses(2)	—%
Distribution reinvestment plan expenses(3)	—
Total stockholder transaction expenses	—%

Annual expenses (as a percentage of net assets attributable to common stock)
Management fee(4)	2.29%
Incentive fees(5)	—%
Interest payments on borrowed funds(6)	1.69%
Other expenses(7)	0.80%
Acquired fund fees and expenses(8)	—%
Total Annual Expenses(9)	5.20%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and have excluded performance-based incentive fees. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:	$153	$229	$306	$497

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment management agreement, which, assuming a 5% annual return, would either not be payable or would have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher.

In addition, the example assumes no sales load. Also, the example assumes reinvestment of all dividends at net asset value.

(1)	There are no selling commissions, dealer manager fees or other sales charges to a shareholder who elects to participate in the distribution reinvestment plan. In addition, we pay the fees of the Plan’s administrator under the distribution reinvestment plan.
(2)	The shareholder is not charged any offering expenses in connection with participation in the distribution reinvestment plan. We pay the fees of the administrator under the distribution reinvestment plan.
(3)	The expenses of administering our distribution reinvestment plan are included in “Other expenses.”
(4)	Our management fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 1.5% of the average value of our gross assets. See “Investment Advisory and Management Services Agreement — Advisory Fees — Management Fees.”

(5)	Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to our Adviser during the following 12 months. However, the incentive fees payable to our Adviser are based on our performance and will not be paid unless we achieve certain performance targets.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.00% annualized), subject to a “catch up” feature.

The second part of the incentive fee, referred to as the incentive fee on capital gains, shall be an incentive fee on capital gains earned on liquidated investments from the portfolio and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee shall equal 20.0% of our incentive fee capital gains, which shall equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. We will record an expense accrual relating to the capital gains incentive fee payable by us to our investment adviser (but not pay) when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to our investment adviser if we were to liquidate our investment portfolio at such time. The amount in the table assumes that there will be no incentive fee on capital gains during operations and is based on the actual realized capital gains for the period from inception through December 31, 2015 and the unrealized appreciation of our investments as of such date and assumes that all such unrealized appreciation is converted to realized capital gains on such date. Such amounts are expressed as a percentage of the estimated average net assets of approximately $1,923.2 million for the twelve months ending December 31, 2015.

(6)	We may borrow funds to make investments. The costs associated with borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50.0% of our net assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 3.0%. See “Prospectus Summary — Financing Arrangements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for a discussion of the Credit Facilities. Our ability to incur additional leverage depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this follow-on offering.
(7)	Other expenses, including expenses incurred in connection with administering our business, are based on estimated amounts for the following twelve months. Such expenses include, but are not limited to, accounting, legal and auditing fees, fees payable to our independent directors and expenses relating to the Credit Facilities.
(8)	We have invested or intend to invest in securities of other private funds as a means of gaining exposure to desirable investments. The amount listed here is estimated for the current fiscal year and takes into account the extent we expect to invest in registered investment companies or business development companies. As of March 31, 2016, the private funds in which we had invested were hedge funds that invest in senior loans or other credit obligations, and we also had an existing investment in another business development company.

SELECTED FINANCIAL DATA

The following selected financial data of Business Development Corporation of America and its subsidiaries as of and for the years ended December 31, 2015 and 2014 is derived from the financial statements that have been audited by KPMG LLP, our independent registered public accounting firm, and by Grant Thornton LLP, our former independent registered public accounting firm, for the years ended December 31, 2013, 2012 and 2011. This financial data should be read in conjunction with our consolidated financial statements and the notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Statement of operations data:
Investment income	$195,846	$138,281	$31,393	$6,914	$308
Operating expenses
Total expenses	85,224	53,329	20,128	4,377	967
Less: Expense waivers and reimbursements from Adviser	3,534	1,335	1,827	1,877	818
Net expenses	81,690	51,994	18,301	2,500	149
Net investment loss attributable to noncontrolling interests	—	(68)	—	—	—
Net investment income (loss)	114,156	86,355	13,092	4,414	159
Net realized and unrealized gain (loss) on investments and total return swap	(102,942)	(3,767)	29,652	5,086	(22)
Net change in unrealized depreciation attributable to non-controlling interests	(2,527)	(660)	—	—	—
Net deferred income tax expense on unrealized appreciation of investments	(634)	(2,388)	—	—	—
Net increase (decrease) in net assets resulting from operations	$8,053	$79,540	$42,744	$9,500	$137
Per share data:*
Net investment income (loss)	$0.66	$0.71	$0.36	$0.63	$0.74
Net increase (decrease) in net assets resulting from operations	$0.05	$0.65	$1.17	$1.36	$0.64
Distributions declared	$0.87	$0.87	$0.85	$1.06	$0.74
Balance sheet data:
Total assets	$2,498,285	$2,187,942	$841,641	$186,877	$16,250
Borrowings outstanding	$842,238	$618,712	$132,687	$33,907	$5,900
Total net assets	$1,610,485	$1,535,423	$627,903	$140,685	$8,207
Other data:
Total return(1)	0.67%	7.63%	14.12%	15.19%	7.66%
Number of portfolio company investments at year end(2)	125	110	83	39	34

*	Per share information for the year ended December 31, 2011 have been adjusted to reflect a stock dividend of $0.05 per share declared on March 29, 2012.
(1)	Total return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. The total return based on net asset value for the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011 includes the effect of expense waivers and reimbursements which equaled 0.22%, 0.11%, 0.51%, 2.35% and 27.64% respectively. Total returns covering less than a full period are not annualized.
(2)	Inclusive of TRS Loans. The TRS program was terminated on June 27, 2014.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the NAV of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. These market and economic disruptions adversely affected, and these and other similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies. These market disruptions materially and adversely affected, and may in the future affect, the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these disruptions resulted in, and may in the future result, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent United States (“U.S.”) debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments and the government’s credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, the decreased credit rating could create broader financial turmoil and uncertainty, which may exert downward pressure on the price of our common stock. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Future disruptions or instability in capital markets could negatively impact our ability to raise capital and have a material adverse effect on our business, financial condition and results of operations.

From time to time, the global capital markets may experience periods of disruption and instability, which could materially and adversely impact the broader financial and credit markets and reduce the availability to us of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, caused extreme economic uncertainty and significantly reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future.

Future volatility and dislocation in the capital markets could create a challenging environment in which to raise or access capital. For example, the re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms. Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period, which could result in significant reductions to our net asset value for the period. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. If we are unable to raise capital or refinance existing debt on acceptable terms, then we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes.

Uncertainty with respect to the financial stability of the United States and several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

In August 2011, S&P’s Ratings Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was affirmed by S&P in June 2013. Moody’s and Fitch have also warned that they may downgrade the U.S. federal government’s credit rating. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. The U.S. government has on several occasions adopted legislation to suspend the federal debt ceiling, most recently until March 16, 2015. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. Furthermore, in February 2014, the Federal Reserve began scaling back its bond-buying program, or quantitative easing, which it ended in October 2014. Quantitative easing was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. The Federal Reserve raised interest rates for the first time in nearly a decade in December 2015. It is unclear what effect, if any, the end of quantitative easing and the Federal Reserves’ stated intentions to raise interest rates will have on the value of our investments or our ability to access the debt markets on favorable terms.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. In January 2012, S&P’s Ratings Services lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P’s Ratings Services further lowered its long-term sovereign credit rating for Spain. While the financial stability of such countries has improved, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of U.S. and European financial institutions. Market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, could negatively impact the global economy, and there can be no assurance that assistance packages will be available, or if available, will be sufficient to stabilize countries and markets in Europe. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, or other credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

Unfavorable economic conditions or other factors may affect our ability to borrow for investment purposes, and may therefore adversely affect our ability to achieve our investment objective.

Unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR, which are referred to as the

FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings. Therefore, portions of the distributions that we pay may represent a return of capital to you which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, and our distributions may not grow over time.

We intend to declare distributions quarterly and pay distributions on a monthly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of distributions or year-to-year increases in distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time-to-time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in interests of portfolio companies. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from our public offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level or at all.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of over-the-counter debt securities we hold, reducing our NAV through increased net unrealized depreciation.

Prior to the onset of the financial crisis, collateralized loan obligations, or CLOs, a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles, comprised a substantial portion of the market for purchasing and holding senior secured and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. While prices have appreciated measurably in recent years, conditions in the large corporate leveraged loan market may experience similar disruptions or distortions, which may cause pricing levels to decline similarly or be volatile. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of over-the-counter debt securities we hold, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose any members of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We are externally managed and depend upon the investment expertise, diligence, skill and network of business contacts of our Adviser. We also depend, to a significant extent, on our Adviser’s access to the investment professionals and the information and deal flow generated by such investment professionals in the course of its investment and portfolio management activities. Our Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service and coordination of our Adviser, including its key professionals. The departure of a significant number of our Adviser’s key professionals could have a materially adverse effect on our ability to achieve our investment objective. Additionally, changes in ownership or management practices, the occurrence of adverse events affecting our Adviser or its affiliates or other companies advised by our Adviser and its affiliates could create adverse publicity and adversely affect us and our relationship with investment banks, business brokers, loan syndication and trading desks and other investment counterparties. In addition, we can offer no assurance that our Adviser will remain our investment adviser or that we will continue to have access to our Adviser’s investment professionals or their information and deal flow.

Because our business model depends to a significant extent upon relationships with investment banks, business brokers, loan syndication and trading desks, and commercial banks, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

Our Adviser depends on its relationship with investment banks, business brokers, loan syndication and trading desks, and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Adviser’s professionals have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We will compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also make investments in middle market private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

A significant portion of our investment portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. However, the majority of our investments are not publicly traded or actively traded on a secondary market. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors.

The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and our Adviser has a conflict of interest in providing input to the board of directors in making the determination. We expect to value these securities quarterly at fair value as determined in good faith by our board of directors based on input from our Adviser and our audit committee. Our board of directors may utilize the services of an independent third-party valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments on indebtedness and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our board of directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our NAV could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments. See “Investment Objectives and Policies — Determination of NAV.”

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval if it determines that doing so will be in the best interests of stockholders. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we have significant flexibility in investing the net proceeds of our public offering and may use the net proceeds from our public offering in ways with which our stockholders may not agree or for purposes other than those contemplated at the time of our public offering.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs and face other significant risks associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire our Adviser’s assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such internalization transaction. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to our Adviser under the Investment Advisory Agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that we now expect will be paid by our Adviser or its affiliates. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to our Adviser, our earnings per share would be lower as a result of the internalization than they otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. In addition, we could have difficulty retaining such personnel employed by us. Currently, individuals employed by our Adviser and its affiliates perform management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

We are subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to pay distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, variations in the interest rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunication outages;
•	natural disasters such as earthquakes, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts; and
•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Our business could suffer in the event our Adviser or any other party that provides us with services essential to our operations experiences system failures or cyber-incidents or a deficiency in cybersecurity.

Despite system redundancy, the implementation of security measures and the existence of a disaster recovery plan for the internal information technology systems of our Adviser and other parties that provide us with services essential to our operations, these systems are vulnerable to damage from any number of sources, including computer viruses, unauthorized access, energy blackouts, natural disasters, terrorism, war and telecommunication failures. Any system failure or accident that causes interruptions in our operations could result in a material disruption to our business.

A cyber-incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of information resources. More specifically, a cyber-incident is an intentional attack or an unintentional event that can result in third parties gaining unauthorized access to systems to disrupt operations, corrupt data, or steal confidential information. As reliance on technology in our industry has increased, so have the risks posed to the systems of our Adviser and other parties that provide us with services essential to our operations, both internal and those that have been outsourced. In addition, the risk of a cyber-incident, including by computer hackers, foreign governments and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. Even the most well protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted attacks and intrusions evolve and generally are not recognized until launched against a target, and in some cases are designed not to be detected and, in fact, may not be detected.

The remediation costs and lost revenues experienced by a victim of a cyber-incident may be significant and significant resources may be required to repair system damage, protect against the threat of future security breaches or to alleviate problems, including reputational harm, loss of revenues and litigation, caused by any breaches. In addition, a security breach or other significant disruption involving the IT networks and related systems of our Adviser or any other party that provides us with services essential to our operations could:

•	result in misstated financial reports, violations of loan covenants, missed reporting deadlines;
•	affect our ability to properly monitor our compliance with the rules and regulations regarding our qualification as a RIC;
•	result in the unauthorized access to, and destruction, loss, theft, misappropriation or release of, proprietary, confidential, sensitive or otherwise valuable information, which others could use to compete against us or for disruptive, destructive or otherwise harmful purposes and outcomes;
•	require significant management attention and resources to remedy any damages that result; or
•	adversely impact our reputation among investors.

Although our Adviser and other parties that provide us with services essential to our operations intend to continue to implement industry-standard security measures, there can be no assurance that those measures will be sufficient, and any material adverse effect experienced by our Adviser and other parties that provide us with services essential to our operations could, in turn, have an adverse impact on us.

To the extent that our Adviser serves as a “joint bookrunner” in connection with the underwriting of a loan or other security to be acquired, it may be subject to underwriter liability under the federal securities laws. This liability can be managed principally through the exercise of due diligence regarding any such offering. In addition, if it acts as joint bookrunner for a loan or other securities offering and is not successful in syndicating the loan or offering, our Adviser may acquire a larger amount of the subject securities than it had planned, and it may be required to hold such loan or security for a longer period than it had anticipated.

It could be determined that our Adviser is serving as a joint bookrunner in connection with offerings of loans or other securities in connection with providing investment advisory services to us in connection with our ongoing operations and the management of our portfolio. A joint bookrunner is one of multiple lead managers of a securities issuance which syndicates the issuance of securities with other bookrunners and syndicate firms to lower the risk of selling the security for each syndicate member. In acting as a joint bookrunner, our Adviser may be required to perform due diligence on certain offerings before they are syndicated and sold, subjecting our Adviser to underwriter liabilities under federal securities laws in connection with the offer and sale of such securities. Furthermore, in leading an underwriting syndicate, our Adviser, in acting as a joint bookrunner, could be obligated to sell a large portion of an offering of securities should it be unable to put together a substantial enough underwriting syndicate, perhaps obligating it to hold such security for a longer period of time than it had originally anticipated. By being deemed a joint bookrunner, our Adviser would be obligated to perform duties for other issuers while still managing our portfolio, thus reducing the amount of time it allocates to us and subjecting it to liabilities and financial obligations.

We could potentially be involved in litigation arising out of our operations in the normal course of business.

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

Risks Related to our Adviser and its Affiliates

Our Adviser and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Our Adviser and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and our Adviser to earn increased management fees.

We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

The Investment Advisory Agreement entitles our Adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

We expect that any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Pursuant to the Investment Advisory Agreement, our Adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

Moreover, to the extent that we are required to recognize such interest income that has been accrued but not yet paid, in our taxable income, our payment of incentive fees to the Adviser on such income may make it difficult to meet (or may further amplify existing difficulties in meeting) the annual distribution requirement necessary to maintain RIC tax treatment under the Code. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Risk Factors — We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.”

The time and resources that individuals and the executive officers of our Adviser devote to us may be diverted and we may face additional competition due to the fact that neither our Adviser nor its affiliates are prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Affiliates and executive officers of our Adviser currently manage other investment entities, including BDCs, mutual funds and several public non-listed REITs, and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. As a result, the time and resources that the executive officers and individuals employed by our Adviser devote to us may be diverted, and during times of intense activity in other programs, they may devote less time and resources to our business than is necessary or appropriate.

Our fee structure may induce our Adviser to make speculative investments or incur debt.

The incentive fee payable by us to our Adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our Adviser is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

There are significant potential conflicts of interest that could impact our investment returns.

We pay management and incentive fees to our Adviser and reimburse our Adviser for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Our Adviser may seek to change the terms of the Investment Advisory Agreement, which could affect the terms of our Adviser’s compensation.

The Investment Advisory Agreement will automatically renew for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. Moreover, conflicts of interest may arise if our Adviser seeks to change the terms of the Investment Advisory Agreement, including, for example, the terms for compensation. While any material change to the Investment Advisory Agreement (other than a decrease in advisory fees) must be submitted to stockholders for approval under the 1940 Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

In selecting and structuring investments appropriate for us, our Adviser will consider the investment and tax objectives of the Company and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our Adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations.

Risks Related to Business Development Companies

Our failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. We may also be required to re-classify investments previously identified as qualifying assets as non-qualifying assets due to a change in the underlying business, a change in law or regulation, or for other reasons. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us either to dispose of investments at an inopportune time or to refrain from making additional investments to comply with the 1940 Act. If we were forced to sell non-qualifying investments in our portfolio for compliance purposes, the proceeds from such sales could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to maintain our tax treatment as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We have incurred leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price per share, after deducting selling commissions and dealer manager fees, that is below NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders in general, as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is considered our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than selling securities we issue) from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. Further, we may be prohibited from buying or selling any security from or to any portfolio company of, or co-investing with, a private equity fund managed by our Adviser without the prior approval of the SEC. On August 5, 2015, the SEC issued an order granting an application for exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act as filed with the SEC to co-invest in certain privately negotiated investment transactions with Business Development Corporation of America II, and any future BDCs that are advised by the Adviser or its affiliated investment advisers, or, collectively, our co-investment affiliates, subject to the satisfaction of certain conditions. We believe this relief may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us in the absence of such relief.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares in our ongoing public offering will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. In order to maintain our RIC tax treatment we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and the amounts of such distributions will therefore not be available to fund investment originations or to repay maturing debt. In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to pay distributions to our stockholders.

Risks Related to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

We invest primarily in first and second lien senior secured loans and mezzanine debt and selected equity investments issued by middle market companies.

First and Second Lien Senior Secured Loans.  When we make senior secured loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Finally, applicable bankruptcy laws may adversely impact the timing and methods used by us to liquidate collateral securing our loans, which could adversely affect the collectability of such loans. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Debt.  Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment.

These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments.  We expect to make selected equity investments. In addition, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

More generally, investing in private companies involves a number of significant risks, including that they:

•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and directors and employees of our Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and
•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in first and second lien senior secured loans, mezzanine debt, preferred equity and common equity issued by middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we intend to generally structure our directly-originated investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

Second priority liens on collateral securing our loans may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

A portion of our loans are secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before we receive anything. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors.

There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We generally will not control our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our investments in a portfolio company, whether debt, equity, or a combination thereof, may lead to our receiving material non-public information (“MNPI”) or obtaining ‘control’ of the target company. Our ability to exit an investment where we have MNPI or control could be limited and could result in a realized loss on the investment.

If we receive MNPI, or a controlling interest in a portfolio company, our ability to divest ourselves from a debt or equity investment could be restricted. Causes of such restriction could include market factors, such as liquidity in a private stock, or limited trading volume in a public company’s securities, or regulatory factors, such as the receipt of MNPI or insider blackout periods, where we are under legal obligation not to sell. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of the portfolio companies in which we may invest may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

In addition, while we believe that these conditions also afford attractive opportunities to make investments, future financial market uncertainty could lead to further financial market disruptions and could further adversely impact our ability to obtain financing and the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments, including controlling investments, in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest in corporate debt of middle market companies, including privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. Finally, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns.

The lack of liquidity in our investments may adversely affect our business.

We invest in companies whose securities are typically not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. We expect that our investments will generally be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

We may concentrate our investments in companies in a particular industry or industries.

In the event we concentrate our investments in companies in a particular industry or industries, any adverse conditions that disproportionately impact that industry or industries may have a magnified adverse effect on our operating results.

The Company’s financial results may be affected adversely if one or more of the Company’s significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as the Company expects.

The Company expects that a portion of its portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly leveraged up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. The Company may have the right to receive payments only from the CLOs, and does not have direct rights against the issuer or the entity that sold the assets to be securitized. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and therefore, the prices of the CLOs, will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The investments we make in CLOs are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying loans will not be adequate to make interest or other payments; (ii) the quality of the underlying loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, the Company’s investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.

Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the loans underlying the CLOs in which we invest.

CLO investments are subject to interest rate risk.

A majority of the assets in a CLO’s portfolio are floating rate loans which are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on these floating rate loans and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the CLO investments held by the Company.

Risks Relating to Debt Financing

We have sold unsecured notes and have entered into revolving credit facilities with Citi, Deutsche Bank, UBS and Wells Fargo that contain various covenants which, if not complied with, could accelerate repayment under the Credit Facilities, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our stockholders.

The agreements governing certain of our and our special purpose financing subsidiaries’ financing arrangements require us and our subsidiaries to comply with certain financial and operational covenants. These covenants require us and our subsidiaries to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. Compliance with these covenants depends on many factors, some of which are beyond our and their control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in our and our subsidiaries’ portfolio may increase in the future and could result in non-compliance with certain covenants, or our taking actions which could disrupt our business and impact our ability to meet our investment objectives. For example, the agreements governing one or more of our credit facilities require applicable SPV to comply with certain operational covenants, including maintaining eligible assets with an aggregate value equal to or exceeding a specified multiple of the borrowings under the credit facility, and a decline in the value of assets owned by the SPV could result in our being required to contribute additional assets to SPV.

There can be no assurance that we and our subsidiaries will continue to comply with the covenants under our financing arrangements. Failure to comply with these covenants could result in a default which, if we and our subsidiaries were unable to obtain a waiver from the debt holders, could accelerate repayment under any or all of our and their debt instruments and thereby force us to liquidate investments at a disadvantageous time and/or at a price which could result in losses, or allow our lenders to sell assets pledged as collateral under our financing arrangements in order to satisfy amounts due thereunder. These occurrences could have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of debt financings.

Because we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

At December 31, 2015 we had $842.2 million of debt financing. The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. Because we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2.8 billion in total assets, (ii) a weighted average cost of funds of 2.86%, (iii) $1,170.0 million in debt outstanding (i.e., assumes that the $100.0 million principal amount of Unsecured Notes sold and the full $1,070.0 million available to us under the revolving credit facilities we have with Wells Fargo, Deutsche Bank, Citi, and UBS is outstanding) and (iv) $1.6 billion in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	—%	5%	10%
Corresponding return to stockholders(1)	(19.40%)	(10.75%)	(2.09%)	6.56%	15.22%

(1)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2015 total assets of at least 1.21%.

As of December 31, 2015, the Wells Fargo Facility provided for borrowings in an aggregate principal amount of up to $400.0 million on a committed basis, with a term of 60 months, the Deutsche Bank Facility provided for borrowings in an aggregate principal amount of up to $60.0 million on a committed basis, with a term of 36 months, the Citi Credit Facility provided for borrowings in an aggregate principal amount of up to $400.0 million on a committed basis, with a term of 24 months, the UBS Credit Facility provided for borrowings in an aggregate principal amount of up to $210.0 million on a committed basis, due April 7, 2018, and the Unsecured Notes provided borrowings in an aggregate principal amount of $100.0 million, due September 1, 2020. In connection with entering into the Wells Fargo Facility, we completely repaid the revolving credit facility we had with Main Street Capital Corporation. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” for more information about these financing arrangements.

Changes in interest rates may affect our cost of capital and net investment income.

Since we use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to pre-incentive fee net investment income.

We are subject to risks associated with our debt securitization/repurchase agreement financing facility.

On April 7, 2015, the Company and our wholly-owned, special-purpose financing subsidiary, BDCA Helvetica Funding, Ltd., or Helvetica Funding, entered into a debt securitization and repurchase agreement financing facility with UBS AG, London Branch, or UBS, pursuant to which up to $150 million was made available to us to fund investments and for other general corporate purposes. The financing transaction with UBS is structured initially as a debt securitization by Helvetica Funding, referred to herein as the Debt Securitization, and is followed by a repurchase transaction between the Company and UBS, referred to herein as the Repurchase Transaction and, collectively with the Debt Securitization, the UBS Facility. The UBS Facility was subsequently amended on July 10, 2015 to increase the amount of debt available to the Company under the UBS Facility from $150 million to $210 million. Generally, under the Debt Securitization, the Company transfers existing loan investments to Helvetica Funding, which is established solely for the purpose of holding income producing assets and related investments, referred to herein collectively as Loan Assets, and issuing debt secured by Loan Assets. The Company completes the borrowing by receiving all of the notes issued by Helvetica Funding, transferring all such notes to UBS under a repurchase agreement between the Company and UBS and receiving cash from UBS under such Repurchase Transaction.

Pursuant to the Debt Securitization, Loan Assets in our portfolio may be sold and/or contributed by us from time to time to Helvetica Funding pursuant to a master loan purchase agreement, dated as of April 7, 2015, between us and Helvetica Funding, or the Loan Purchase Agreement, and the terms of other transaction documents for the Debt Securitization, referred to herein as the Transaction Documents. The Loan Assets held by Helvetica Funding will secure the obligations of Helvetica Funding under the notes issued by Helvetica Funding, or the Notes, on April 7, 2015, or the Closing Date, pursuant to an indenture, dated as of April 7, 2015, or the Indenture, with U.S. Bank, as trustee. Pursuant to the Indenture, the aggregate principal amount of Notes that may be issued by Helvetica Funding is $300 million. On the Closing Date, the Company purchased all of the Notes issued by Helvetica Funding at a purchase price equal to their par value. All principal and any unpaid interest on the Notes will be due and payable on the stated maturity date of April 7, 2025. The Notes do not have a stated interest rate. Instead, after payment of administrative fees and expenses under the Indenture, interest on the Notes is paid from and to the extent of any remaining interest payments received on the Loan Assets. Principal payments received on the Loan Assets are either invested in eligible investments under the Indenture, available to be used for redemption of the Notes or utilized to acquire additional Loan Assets securing the Notes. Pursuant to the Transaction Documents, on the Closing Date the Company made an equity investment in Helvetica Funding in an amount equal to $100,000. The Company is required under the Transaction Documents to invest additional amounts from time to time to pay administrative costs and expenses under the Transaction Documents whenever the balance of funds available is or, after giving effect to a payment, will be less than $100,000.

The Company, in turn, has entered into a Repurchase Transaction with UBS pursuant to the terms of a global master repurchase agreement and related annex, dated as of March 31, 2015, and the related confirmation thereto, dated as of the Closing Date, collectively the Repurchase Agreement. Pursuant to the Repurchase Agreement, on the Closing Date UBS purchased the Notes held by the Company for an aggregate purchase price equal to 50% of the principal amount of Notes. Under the Repurchase Agreement, the maximum outstanding principal amount of the Notes that may be purchased at the 50% discount is $300 million and the maximum outstanding purchase price under the Repurchase Agreement is $150 million. The scheduled repurchase date under the Repurchase Agreement is April 7, 2018, or the Scheduled Repurchase Date. Under the terms of the Repurchase Agreement, the Company is required at all times to maintain overcollateralization for the repurchase obligations at a rate equal to two times the aggregate outstanding purchase price. Overcollateralization is maintained through margin call provisions in the Repurchase Agreement. Margin calls may not be made on the Company until the margin deficit initially exceeds 10% of the aggregate outstanding principal amount of the Notes and, thereafter, margin calls may be made on the Company anytime the margin deficit exceeds 5% of the aggregate outstanding principal amount of the Notes. Under the Repurchase Agreement, the Company is entitled to receive all interest payments and all redemption payments on the Notes. However, the Company is obligated to pay UBS a monthly transaction fee. Until the Company’s obligations under the Repurchase Agreement are satisfied, UBS is entitled to exercise all voting rights with respect to the Notes. There are mandatory and voluntary prepayment provisions in the Repurchase Agreement. A mandatory prepayment event occurs if there is an event of default and acceleration under the Transaction Documents related to Helvetica Funding or UBS is subject to a regulatory event and exercises its option to require an early repurchase date. The Company may also voluntarily prepay the outstanding purchase price under the Repurchase Agreement in whole or in part but only to the extent there has been a redemption of the Notes and such voluntary prepayment is limited to 50% of the redemption amount. Any mandatory prepayment (other than a UBS regulatory event) and any voluntary prepayment requires the payment by the Company of a breakage fee, or Breakage Fee, equal to the present value of the transaction fee payable to UBS from the prepayment date to the Scheduled Repurchase Date.

See“Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—UBS Financing” for a more detailed discussion of the terms of this debt securitization facility.

As a result of this UBS Facility, we are subject to certain risks, including those set forth below.

Our equity investment in Helvetica Funding is subordinated to the debt obligations of Helvetica Funding.

Any dividends or other payments in respect of our equity interest in Helvetica Funding are subordinated in priority of payment to the Notes. In addition, Helvetica Funding is subject to certain payment restrictions set forth in the Indenture in respect of our equity interest.

We will receive cash distributions based on our investment in Helvetica Funding only if and when the Notes are paid in full. We cannot assure you that distributions on the Loan Assets held by Helvetica Funding will be sufficient to make any distributions to us or that the yield on our investment in Helvetica Funding will meet our expectations.

Our equity investment in Helvetica Funding is unsecured and ranks behind all of the creditors, known or unknown, of Helvetica Funding, including the holders of the Notes. Consequently, if the value of Helvetica Funding's Loan Assets decrease as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the Loan Assets, prepayments, changes in interest rates generally and/or other market or industry factors, the value of our equity investment in Helvetica Funding could be reduced. Accordingly, our investment in Helvetica Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Helvetica Funding's Loan Assets decrease and Helvetica Funding is unable to make any required payments under the Indenture, the Repurchase Agreement and/or other Transaction Documents, the Company may, in turn, be required to contribute additional capital contributions to Helvetica Funding, satisfy margin calls under the Repurchase Agreement, sell or dispose of Loan Assets and/or contribute additional Loan Assets to the Debt Securitization.

Our equity investment in Helvetica Funding has a high degree of leverage.

The maximum aggregate principal amount of Notes permitted to be issued by Helvetica Funding under the Indenture is $300 million. Our current equity investment in Helvetica Funding is $100,000. The market value of our equity investment in Helvetica Funding may be significantly affected by a variety of factors, including changes in the market value of the Loan Assets held by Helvetica Funding, changes in distributions on the assets held by Helvetica Funding, defaults and recoveries on those Loan Assets, capital gains and losses on those Loan Assets, prepayments on those Loan Assets and other risks associated with those Loan Assets. Our investment in Helvetica Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of UBS, as the holder of the Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Notes.

The Notes rank senior in right of payment to any equity securities issued by Helvetica Funding. As a result, there are circumstances in which the interests of UBS, as the holder of the Notes, may not be aligned with our interests. For example, under the terms of the Notes, UBS has the right to receive payments of principal and interest prior to Helvetica Funding making any distributions or dividends to holders of its equity securities.

For as long as the Notes remain outstanding, UBS has the right to act in certain circumstances with respect to the portfolio of Loan Assets that secure the obligations of Helvetica Funding under the Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Indenture trustee to declare events of default under or accelerate the Notes in accordance with the terms of the Indenture. UBS has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Notes, the trustee, which is currently U.S. Bank, may declare the outstanding principal amount of all of the Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Notes and triggering a repayment obligation on the part of Helvetica Funding. Helvetica Funding may not have proceeds sufficient to make required payments on the Notes and make any distributions to us. Any failure of Helvetica Funding to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Helvetica Funding’s Loan Assets may fail to meet certain eligibility criteria and/or become defaulted assets, which would have an adverse effect on us.

The Loan Assets must at all times satisfy certain loan eligibility criteria set forth in the Indenture and certain other eligibility criteria and portfolio concentration limits set forth in the Repurchase Agreement. If any such eligibility criteria is not satisfied under the Indenture or a Loan Asset becomes a defaulted obligation, the Loan Asset must be removed from the collateral and sold. In addition, if any such event occurs under the Indenture, or the eligibility criteria or portfolio concentration limits set forth in the Repurchase Agreement are not satisfied, the market value of any such Loan Asset is treated as zero under the Repurchase Agreement. If the market value of a Loan Asset is zero, it will likely result in a margin call under the Repurchase Agreement if the threshold amount is satisfied. We may be required to contribute additional Loan Assets to Helvetica Funding, sell or dispose of assets or make additional borrowings to satisfy the obligations under the Indenture and Repurchase Agreement. This could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

The market value of the Loan Assets may decline causing us to commit additional capital in order to meet certain margin posting, which would have an adverse effect on the timing of payments to us.

If at any time during the term of the UBS Facility the market value of the Notes (measured by reference to the market value of Helvetica Funding's portfolio of Loan Assets and other collateral) declines and is less than the required margin amount under the Repurchase Agreement and such deficiency exceeds the applicable threshold, we will be required to post cash collateral with UBS to correct such deficiency. In such event, in order to satisfy this requirement, we may be required to contribute additional Loan Assets to Helvetica Funding, sell or dispose of assets or make additional borrowings. This could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Restructurings of investments held by Helvetica Funding, if any, may decrease their value and reduce the value of our equity interest in Helvetica Funding.

As collateral manager, subject to certain material actions that require the consent of UBS, we have authority to direct and supervise the investment and reinvestment of the Loan Assets held by Helvetica Funding, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related investment management agreement we have entered into with Helvetica Funding. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings may change the terms of the investments and, in some cases, may result in Helvetica Funding holding Loan Assets that do not meet certain specified criteria for the investments made by it, and also could adversely impact the market value of such investments and thereby the market value of the Notes, which in turn could adversely impact the ability of the Company to meet margin calls. Any amendment, waiver, modification or other restructuring that affects the market value of the Loan Assets underlying the Notes, and therefore reduces our ability to meet margin calls under the Repurchase Agreement, will make it more likely that Helvetica Funding will need to retain assets, including cash, to increase the market value of the assets underlying the Notes and for us to post cash collateral with UBS in an amount equal to the related margin deficit after giving effect to the applicable threshold. Any such use of cash by Helvetica Funding would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Helvetica Funding.

We receive cash from Helvetica Funding only to the extent that Helvetica Funding makes distributions to us. Helvetica Funding may make distributions to us, in turn, only to the extent permitted by the Indenture. The Indenture generally provides that distributions by Helvetica Funding may not be made unless all amounts then due and owing with respect to the Notes have been paid in full. If we do not receive cash from Helvetica Funding, we may be unable to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of UBS.

If UBS fails to sell the Notes back to us at the end of the applicable period, our recourse will be limited to an unsecured claim against UBS for the difference between the value of such Notes at such time and the net amount that would be owing by us to UBS had UBS performed under the UBS Facility. The ability of UBS to satisfy such a claim will be subject to UBS's creditworthiness at that time.

No market for the resale of the Notes exists.

If the Company is the holder of the Notes, no market for resale of the Notes exists. The Notes are highly illiquid, not suitable for short-term trading, no secondary market may develop and the Notes are a highly-leveraged investment in a portfolio consisting primarily of Loan Assets, which may expose the Notes to disproportionately large losses.

Payments on the Notes depend on the performance of the Loan Asset portfolio.

Payments on the Notes are not guaranteed, but are dependent on the performance of the Loan Assets and other assets or investments held by Helvetica Funding. Due to the structure of the transaction and the performance of the Loan Assets and other assets or investments held by Helvetica Funding, it is possible that payments on the Notes may be deferred, reduced or eliminated entirely. The holders of the Notes are not entitled to a stated return on their investment and Helvetica Funding will have no significant assets other than the Loan Assets, and payments on the Notes will be payable solely from and to the extent of the available proceeds from the Loan Assets and other assets of Helvetica Funding, in accordance with the priority of payments established under the Indenture. If the payments on the Notes are insufficient or non-existent, it will impact the Company’s ability to pay the amounts owed by the Company under the Indenture, the Repurchase Agreement and other Transaction Documents. In such event, in order to satisfy the payment obligations, we may be required to contribute additional Loan Assets to Helvetica Funding, sell or dispose of assets or make additional borrowings. This could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Events of Default by the Company or Helvetica Funding may result in the sale of the Loan Asset portfolio at prices less than fair market value.

An event of default by the Company under the Repurchase Agreement is an event of default under the Indenture and other Transaction Documents. Likewise, an event of default by the Helvetica Funding under the Indenture results in an event of default under the Transaction Documents and a mandatory repayment of the aggregate outstanding purchase price by the Company under the Repurchase Agreement, which repurchase requires payment by the Company of the Breakage Fee. A default by the Company under the Indenture can also result in an event of default under the Transaction Documents. Upon the occurrence of any of these events of default and the acceleration of the indebtedness under the Indenture, the portfolio of Loan Assets is required to be sold or disposed of in accordance with the Indenture. If the Loan Assets are sold under these circumstances due to any such defaults, the value of the Loan Assets may be sold for less than fair market value. As a result, we may be required to contribute additional capital to Helvetica Funding, sell or dispose of assets or make additional borrowings to satisfy the obligations under the Indenture, the Repurchase Agreement and the other Transaction Documents. This could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Risks Relating to Our Corporate Structure and Common Stock

Our shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

Our shares are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the future. We intend to explore a potential liquidity event for our stockholders between five and seven years following the completion of our offering stage, which may include further follow-on offerings. However, there can be no assurance that we will complete a liquidity event within such time or at all. We expect that our board of directors, in the exercise of its duties to us, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in our best interests. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company.

In making the decision to apply for listing of our shares, our directors will try to determine whether listing our shares or liquidating our assets will result in greater value for our stockholders. In making a determination of what type of liquidity event is in our best interests, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management requirements to become a perpetual life company and the potential for stockholder liquidity. If our shares are listed, we cannot assure you a public trading market will develop.

You should also be aware that shares of publicly traded closed-end investment companies frequently trade at a discount to their NAV. If our shares are eventually listed on a national exchange, we would not be able to predict whether our common stock would trade above, at or below NAV. This risk is separate and distinct from the risk that our NAV may decline.

On September 12, 2012, we began to offer to repurchase shares pursuant to our share repurchase program on a quarterly basis. As a result of certain limitations in our share repurchase program, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

We conducted our first quarterly tender offer pursuant to our share repurchase program on September 12, 2012, and we intend to continue making tender offers to allow you to tender your shares on a quarterly basis. The share repurchase program includes numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan; at the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (2) we will not repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year; (3) unless you tender all of your shares, you must tender at least 25% of the amount of shares you have purchased in the offering and must maintain a minimum balance of $1,000 subsequent to submitting a portion of your shares for repurchase by us; and (4) to the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year.

Our board of directors may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in the quarterly reports mentioned above or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. During our public offering, we will also include this information in a prospectus supplement or post-effective amendment to the registration statement, as then required under federal securities laws. In addition, although we intend to implement a share repurchase program, we have discretion to not repurchase your shares, to suspend the program, and to cease repurchases. Further, the program has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price. On March 8, 2016, our board of directors amended our stock repurchase program. See Note 18 to the consolidated financial statements for additional details.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price you paid for shares in our offering. As a result, to the extent you have the ability to sell your shares to us as part of our share repurchase program, the price at which you may sell your shares may be lower than what you paid in connection with your purchase of shares in our offering. On March 8, 2016, our board of directors amended our share repurchase program. See Note 18 to the consolidated financial statements for additional details.

In addition, in the event you choose to participate in our share repurchase program, you will be required to provide us with notice of your intent to participate prior to knowing what the repurchase price per share will be on the repurchase date. Although you will have the ability to withdraw your repurchase request prior to the repurchase date, to the extent you seek to sell your shares to us as part of our periodic share repurchase program, you will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock with rights and privileges superior to common stockholders without common stockholder approval.

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board of directors has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock.

Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act, including among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment.

Potential investors in our offering do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter from time to time to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of stock of any class or series without stockholder approval. After your purchase in our offering, our board of directors may elect to sell additional shares in this or any follow-on public offerings, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of our Adviser. To the extent we issue additional equity interests after your purchase in our offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under the Maryland General Corporation Law, or MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquiror, by officers or by employees who are directors of the corporation. Our bylaws contain a provision exempting us from the Control Share Acquisition Act under the Maryland General Corporation Law any and all acquisitions by any person of our shares of stock. Our board of directors may amend the bylaws to remove that exemption in whole or in part without stockholder approval.

The Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Under the Maryland General Corporation Law, specified “business combinations,” including mergers, consolidations, share exchanges, or, in circumstances specified in the statute, asset transfers or issuances or reclassifications of equity securities, between a Maryland corporation and any person who owns 10% or more of the voting power of the corporation’s outstanding voting stock, and certain other parties (each an “interested stockholder”), or an affiliate of the interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any of the specified business combinations must be approved by two super majority votes of the stockholders unless, among other conditions, the corporation’s common stockholders receive a minimum price for their shares.

Under the Maryland General Corporation Law, certain statutory provisions permit a corporation that is subject to the Exchange Act and that has at least three independent directors to be subject to certain corporate governance provisions notwithstanding any contrary provision in the corporation’s charter and bylaws. Among other provisions, a board of directors may classify itself without the vote of stockholders. Further, the board of directors, by electing into certain statutory provisions and notwithstanding any contrary provision in the charter or bylaws, may (i) provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting, (ii) reserve for itself the right to fix the number of directors, and (iii) retain for itself the exclusive power to fill vacancies created by the death, removal or resignation of a director. A corporation may be prohibited by its charter or by resolution of its board of directors from electing to be subject to any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for you to sell your shares.

We intend to explore a potential liquidity event for our stockholders between five to seven years following the completion of our offering stage. We expect that our board of directors, in the exercise of the requisite standard of care applicable to directors under Maryland law, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in our best interests. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for your shares will be limited to our share repurchase program which we have no obligation to maintain.

Federal Income Tax Risks

We may be subject to corporate-level U.S. federal taxes if we fail to maintain our qualification as a RIC.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. We may be subject to corporate-level U.S. federal income tax on any of our undistributed income or gain. Additionally, we will be subject to a 4% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because we use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
•	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax on all of our income, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Even if we qualify as a RIC, we will be required to pay corporate-level U.S. federal income taxes on any income or capital gains that we do not distribute (or deemed to be distributed) to stockholders. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

You may receive shares of our common stock as distributions which could result in adverse tax consequences to you.

In order to satisfy the Annual Distribution Requirement applicable to RICs, we may have the ability to declare a large portion of a distribution in shares of our common stock instead of in cash, provided that stockholders have the right to elect to receive their distribution in cash. As long as a portion of such distribution is payable in cash (which portion can be as low as 20% based on certain rulings by the IRS) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits would be a dividend for U.S. federal income tax purposes. If too many stockholders elect to receive their distributions in cash, each stockholder electing to receive his/her distribution in cash would receive a pro rata portion of his/her distribution in cash and the remaining portion of the distribution would be paid in shares of our common stock. As a result, a stockholder would be taxed on the entire distribution in the same manner as a cash distribution, even though a portion of the distribution was paid in shares of our common stock, and a stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock.

You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.

If you participate in our distribution reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the fair market value of our common stock that you received to the extent such amount was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses and may be limited in your ability to deduct such expenses.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered regulated investment company for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered regulated investment company for our current tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences.

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes). Among other things, a Non-U.S. stockholder, under certain circumstances, may be subject to withholding of U.S. federal income tax at a rate of 30.0% (or lower rate provided by an applicable treat); required to file U.S. income taxes to receive a tax credit or tax refund of overpayments of taxes; subject to U.S. income tax at graduated rates or to a branch profits on our distributions; subject to certain reporting requirements, disclosure requirements, and withholding taxes under the Foreign Account Tax Compliance Act and other laws; and subject to certain rules regarding foreign tax credits. Non-U.S. persons should consult their tax advisors with respect to U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies:
•	our repurchase of shares;
•	actual and potential conflicts of interest with our Adviser and its affiliates;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability to qualify and maintain our qualification as a RIC and a BDC;
•	the timing, form and amount of any dividend distributions;
•	the impact of fluctuations in interest rates on our business;
•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and
•	our ability to recover unrealized losses.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors,” some of which also appear elsewhere in this prospectus. Examples of factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We cannot determine precisely the number of shares of common stock that ultimately may be sold or issued pursuant to the Plan. We will receive no proceeds from the issuance of any shares pursuant to the Plan.

DISTRIBUTIONS

We declared our first distribution on September 30, 2011. Our board of directors intends to continue to declare and pay distributions monthly, subject to the board of directors’ discretion and applicable legal restrictions. We will calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and the stockholder’s distributions will begin to accrue on the date we accept their subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board of directors. Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this follow-on offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. $16.3 million of the distributions paid during the year ended December 31, 2015 represented a return of capital for tax purposes.

We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from the offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level.

From time-to-time and not less than quarterly, our Adviser will be required to review our accounts to determine whether distributions are appropriate. We shall distribute pro rata to our stockholders funds received by us which our Adviser deems unnecessary for us to retain.

To maintain our RIC qualification, we must, among other things, distribute at least 90% of our net ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, or be deemed to distribute, during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for the calendar year; (2) 98.2% of our capital gain in excess of capital loss for the calendar year; and (3) any net ordinary income and net capital gain for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any distributions and, if we issue senior securities, we will be prohibited from paying distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

The following table reflects the cash distributions per share that we have paid on our common stock to date (dollars in thousands except per share amounts):

Record Date	Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
2011:
September 30, 2011	October 3, 2011	$0.07	$13	$13	$26
October 31, 2011	November 1, 2011	0.07	20	14	34
November 30, 2011	December 1, 2011	0.06	25	17	42
December 31, 2011	January 3, 2012	0.06	35	21	56
			$93	$65	$158
2012:
January 31, 2012	February 1, 2012	$0.06	$47	$26	$73
February 29, 2012	March 1, 2012	0.06	80	34	114
March 31, 2012	April 2, 2012	0.06	118	48	166
April 30, 2012	May 1, 2012	0.06	157	65	222
May 31, 2012	June 1, 2012	0.07	289	91	380
June 30, 2012	July 2, 2012	0.06	313	113	426
July 31, 2012	August 1, 2012	0.07	361	146	507
August 31, 2012	September 4, 2012	0.07	394	173	567
September 30, 2012	October 1, 2012	0.06	429	203	632
October 31, 2012	November 1, 2012	0.07	505	247	752
November 30, 2012	December 3, 2012	0.07	612	287	899
December 17, 2012	December 27, 2012	0.09	917	462	1,379
December 31, 2012	January 2, 2013	0.07	682	341	1,023
			$4,904	$2,236	$7,140
2013:
January 31, 2013	February 1, 2013	$0.07	$787	$395	$1,182
February 28, 2013	March 1, 2013	0.06	797	408	1,205
March 31, 2013	April 1, 2013	0.07	1,008	525	1,533
April 30, 2013	May 1, 2013	0.07	1,098	590	1,688
May 31, 2013	June 3, 2013	0.07	1,276	755	2,031
June 30, 2013	July 1, 2013	0.07	1,396	893	2,289
July 31, 2013	August 1, 2013	0.07	1,608	1,071	2,679
August 31, 2013	September 2, 2013	0.07	1,764	1,285	3,049
September 30, 2013	October 1, 2013	0.07	1,868	1,408	3,276
October 31, 2013	November 1, 2013	0.07	2,092	1,673	3,765
November 30, 2013	December 2, 2013	0.07	2,225	1,799	4,024
December 31, 2013	January 2, 2014	0.07	2,504	2,074	4,578
			$18,423	$12,876	$31,299

Record Date	Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
2014:
January 31, 2014	February 4, 2014	$0.07	$2,717	$2,317	$5,034
February 28, 2014	March 3, 2014	0.06	2,751	2,399	5,150
March 31, 2014	April 1, 2014	0.07	3,499	3,197	6,696
April 30, 2014	May 1, 2014	0.07	3,816	3,610	7,426
May 30, 2014	June 2, 2014	0.07	4,383	4,244	8,627
June 30, 2014	July 1, 2014	0.07	4,584	4,533	9,117
July 31, 2014	August 1, 2014	0.07	5,029	4,986	10,015
August 29, 2014	September 1, 2014	0.07	5,160	5,097	10,257
September 30, 2014	October 2, 2014	0.07	5,198	5,120	10,318
October 31, 2014	November 3, 2014	0.07	5,550	5,510	11,060
November 30, 2014	December 2, 2014	0.07	5,529	5,483	11,012
December 31, 2014	January 2, 2015	0.07	5,852	5,735	11,587
			$54,068	$52,231	$106,299
2015:
January 31, 2015	February 4, 2015	0.07	$5,948	$5,797	$11,745
February 28, 2015	March 2, 2015	0.07	5,520	5,236	10,756
March 31, 2015	April 1, 2015	0.07	6,265	5,898	12,163
April 30, 2015	May 1, 2015	0.07	6,242	5,849	12,091
May 29, 2015	June 1, 2015	0.07	6,680	5,905	12,585
June 30, 2015	July 1, 2015	0.07	6,485	5,735	12,220
July 31, 2015	August 3, 2015	0.07	6,976	6,126	13,102
August 31, 2015	September 1, 2015	0.07	7,053	6,049	13,102
September 30, 2015	October 1, 2015	0.07	6,870	5,835	12,705
October 31, 2015	November 2, 2015	0.07	7,140	6,030	13,170
November 30, 2015	December 1, 2015	0.07	6,932	5,835	12,767
December 31, 2015	January 4, 2016	0.07	7,224	5,989	13,213
			$79,335	$70,284	$149,619
2016:
January 31, 2016	February 3, 2016	$0.07	$8,922	$4,298	$13,220
February 28, 2016	March 1, 2016	0.07	7,014	5,332	12,346
			$15,936	$9,630	$25,566
			$172,759	$147,322	$320,081

The table below shows changes in our offering price and distribution rates since the commencement of our initial public offering.

Announcement Date	New Public Offering Price	Effective Date	Daily Distribution Amount per share	Annualized Distribution Rate
November 14, 2011	$10.26	November 16, 2011	$0.002221920	7.90%
May 1, 2012	$10.44	June 1, 2012	$0.002215850	7.75%
August 14, 2012	$10.50	September 4, 2012	$0.002246575	7.81%
September 24, 2012	$10.60	October 16, 2012	$0.002246575	7.74%
October 15, 2012	$10.70	November 1, 2012	$0.002273973	7.76%
February 5, 2013	$10.80	February 18, 2013	$0.002293151	7.75%
February 25, 2013	$10.90	March 1, 2013	$0.002314384	7.75%
April 3, 2013	$11.00	April 16, 2013	$0.002335616	7.75%
August 15, 2013	$11.10	August 16, 2013	$0.002356849	7.75%
October 29, 2013	$11.20	November 1, 2013	$0.002378082	7.75%
May 28, 2015	$11.15	April 16, 2015	$0.002378082	7.78%

We announced on April 4, 2012 that, pursuant to the authorization of our board of directors, we declared a special common stock distribution equal to $0.05 per share on March 29, 2012, to be paid to stockholders of record at the close of business May 1, 2012, payable on May 2, 2012. Accordingly, stockholders received 0.0049 of a share of our common stock for every share of common stock held as of the close of business on May 1, 2012. This special distribution was paid exclusive of and in addition to the regular cash distributions paid to our stockholders.

We announced on December 20, 2012 that, pursuant to the authorization of our board of directors, we declared a special cash distribution equal to $0.0925 per share, to be paid to stockholders of record at the close of business on December 17, 2012, payable on December 27, 2012. This special cash distribution was paid exclusive of, and in addition to, our monthly distribution.

On March 1, 2012, the price for which newly-issued shares under the distribution reinvestment plan (the “Plan”) will be issued to stockholders was changed from 95% to 90% of the stock price that the shares are sold in the offering as of the date the distribution is made.

We have adopted an “opt out” Plan pursuant to which you will have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our Plan are free to elect or revoke reinstatement in the Plan within a reasonable time as specified in the Plan. If you elect to opt out of the Plan you will receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have not “opted out” of our Plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions, at a price equal to NAV per share as estimated in good faith by us on the payment date. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors. The Company is no longer issuing new shares except for DRIP shares. As of December 31, 2015, we had repurchased 2.7 million shares of common stock for payments of $27.6 million. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to stockholders from any sources of funds available to us including expense payments from our Adviser that are subject to reimbursement to it as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from available sources to make distributions. Prior to June 30, 2012, a substantial portion of our distributions were made possible by Expense Support Payments made by our Adviser that are subject to reimbursement by us within three years from the date such payment obligations were incurred. The purpose of this arrangement could be to avoid such distributions being characterized as returns of capital for U.S. GAAP or tax purposes. Despite this, we may still have distributions which could be characterized as a return of capital for tax purposes. During the year ended December 31, 2015, $16.3 million of our distributions was characterized as return of capital for tax purposes. No portion of our distributions were characterized as a return of capital for tax purposes for the years ended December 31, 2014 and 2013. You should understand that any such distributions were not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such reimbursements. You should also understand that our future reimbursements of such Expense Support Payments will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make Expense Support Payments in future periods. No Expense Support Payments were made by our Adviser in the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013.

Our charter provides that, distributions in-kind shall not be permitted, except for distributions of readily marketable securities or our securities, distributions of cash from a liquidating trust established for our dissolution and the liquidation of our assets in accordance with the terms of the charter, or in-kind distributions in which (i) the board of directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the board of directors offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those stockholders that accept such offer.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the accompanying consolidated financial statements of Business Development Corporation of America and the notes thereto, and other financial information included elsewhere in this prospectus. We are externally managed by our adviser, BDCA Adviser, LLC (the “Adviser”). The following information contains forward looking statements, which are subject to risks and uncertainties. Should one or more of these risks or uncertainties materialize, actual results may differ materially from those expressed or implied by the forward-looking statements. Please see “Forward-looking Statements” above for a description of these risks and uncertainties.

Overview

We are a specialty finance company incorporated in Maryland in May 2010. We are an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946,“Financial Services — Investment Companies” (“ASC 946”).

Our investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments. We invest primarily in first and second lien senior secured loans and mezzanine debt issued by middle market companies. We define middle market companies as those with annual revenues between $10 million and $1 billion. We may also purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. We may invest in the equity and junior debt tranches of collateralized loan obligation investment vehicles (“Collateralized Securities”). Structurally, Collateralized Securities are entities that are formed to manage a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The senior secured loans within these Collateralized Securities meet specified credit and diversity criteria and are subject to concentration limitations in order to create a diverse investment portfolio. We expect that each investment will generally range between approximately 0.5% to 3.0% of our total assets. In most cases, companies to whom we provide customized financing solutions will be privately held at the time we invest in them.

Significant Accounting Estimates and Critical Accounting Policies

Our consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective, or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the consolidated financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the consolidated financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating plans occur we will describe additional critical accounting policies in the notes to our consolidated financial statements in addition to those discussed below.

Set forth below is a summary of the significant accounting estimates and critical accounting policies that management believes are important to the preparation of our consolidated financial statements. Certain of our accounting estimates are particularly important for an understanding of our financial position and results of operations and require the application of significant judgment by our management. As a result, these estimates are subject to a degree of uncertainty. These significant accounting estimates include:

Valuation of Portfolio Investments

Portfolio investments are reported on the consolidated statements of assets and liabilities at fair value. On a quarterly basis the Adviser performs an analysis of each investment to assist the Board in its determination of fair value as follows:

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company's investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is readily available according to U.S. GAAP to determine the fair value of the security. If determined readily available, the Company uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Adviser may take into account in fair value pricing the Company's investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, the Adviser measures the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of Financial Accounting Standards Board, (“FASB”), Accounting Standards Codification, (“ASC”), Topic 946, Financial Services-Investment Companies, as of the Company's measurement date. The value of our TRS was primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

Prior to its termination in June 2014, the value of our TRS was primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, the Adviser models both the assets and liabilities of each Collateralized Securities' capital structure. The model uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on the priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, recovery risk, prepayment risk, reinvestment risk, and interest rate risk, among others. In addition, the Adviser considers broker quotations and/or quotations provided by pricing services as an input to determining fair value when available.

With respect to investments for which market quotations are not readily available, the Adviser undertakes a multi-step valuation process each quarter, as described below:

•	Each portfolio company or investment will be valued by the Adviser, potentially with assistance from one or more independent valuation firms engaged by our board of directors;
•	The independent valuation firm(s), if involved, will conduct independent appraisals and make an independent assessment of the value of each investment; and

•	Our board of directors determines the fair value of each investment, in good faith, based on the input of our Adviser, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

Investment Advisory and Administration Agreements

Pursuant to the Investment Advisory Agreement we have with the Adviser, we pay the Adviser a fee for its services consisting of two components — a management fee and an incentive fee. The management fee is calculated at an annual rate of 1.5% of our average gross assets and is payable quarterly in arrears.

The incentive fee consists of two parts. The first part, referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.00% annualized), subject to a “catch up” feature.

The second part of the incentive fee, referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. Realized gains received from loans underlying the total return swap we had with Citi were not included for purposes of evaluating the incentive fee on capital gains.

We have entered into a fund administration servicing agreement and a fund accounting servicing agreement with US Bancorp Fund Services, LLC (the “Administrator”). The Administrator provides services, such as accounting, financial reporting and compliance support, necessary to operate. On August 13, 2012, we entered into a custody agreement with U.S. Bank National Association (“U.S. Bank”). Under the custody agreement, U.S. Bank will hold all of our portfolio securities and cash for certain of our subsidiaries, and will transfer such securities or cash pursuant to our instructions. The custody agreement is terminable by either party, without penalty, on not less than ninety days prior notice to the other party. Realty Capital Securities, LLC (our “Former Dealer Manager”) served as the dealer manager of our IPO until May 2015, when we terminated our offering. RCS Capital Corporation, the parent company of the Former Dealer Manager and certain of its affiliates that provided services to us, filed for Chapter 11 bankruptcy protection in January 2016, prior to which it was also under common control with our Sponsor. In addition, on February 9, 2016, we entered into an agreement for ARC Advisory Services, LLC (“ARC Advisory”), a wholly-owned subsidiary of the Adviser, to provide us with certain other administrative services. For a discussion of the services provided, please see “Recent Developments” below.

Income Taxes

We have elected to be treated for federal income tax purposes, and intend to qualify thereafter, as a RIC under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of its “investment company taxable income,” as defined in the Code, each year. Distributions declared prior to the filing of the previous year's tax return and paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to distribute sufficient distributions to maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

See Note 2 to the consolidated financial statements for a description of other accounting policies and recently issued accounting pronouncements.

Portfolio and Investment Activity

During the year ended December 31, 2015, we made $1.2 billion of investments in new portfolio companies and had $0.7 billion in aggregate amount of exits and repayments, resulting in net investments of $0.5 billion for the period. The portfolio composition by loan market consisted of 80.4% Middle Market(1), 3.7% Large Corporate(2), and 15.9% Other(3) investments. In addition, the total portfolio of debt investments consisted of 91.2% bearing variable interest rates and 8.8% bearing fixed interest rates.

Our portfolio composition, based on fair value at December 31, 2015 was as follows:

	December 31, 2015
	Percentage of Total Portfolio	Weighted Average Current Yield for Total Portfolio(1)
Senior Secured First Lien Debt	60.8%	8.8%
Senior Secured Second Lien Debt	15.1	10.4
Subordinated Debt	4.0	13.6
Collateralized Securities(2)	11.3	11.3
Equity/Other	8.8	N/A
Total	100.0%	9.6%

(1)	Excludes the effect of the amortization or accretion of loan premiums or discounts.
(2)	Weighted average current yield for Collateralized Securities is based on the estimation of effective yield to expected maturity for each security as calculated in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets (see Note 2 — Summary of Significant Accounting Policies).

During the year ended December 31, 2014, we made $2.5 billion of investments in new portfolio companies and had $1.3 billion in aggregate amount of exits and repayments, resulting in net investments of $1.2 billion for the period. The portfolio composition by loan market consisted of 67.2% Middle Market(1), 2.0% Large Corporate(2), and 30.8% Other(3) investments. In addition, the total portfolio of debt investments consisted of 86.3% bearing variable interest rates and 13.7% bearing fixed interest rates.

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

Our portfolio composition, based on fair value at December 31, 2014 was as follows:

	December 31, 2014
	Percentage of Total Portfolio	Weighted Average Current Yield for Total Portfolio(1)
Senior Secured First Lien Debt	52.0%	8.2%
Senior Secured Second Lien Debt	14.0	9.9
Subordinated Debt	3.2	12.9
Collateralized Securities(2)	19.1	15.1
Equity/Other	11.7	N/A
Total	100.0%	10.4%

(1)	Excludes the effect of the amortization or accretion of loan premiums or discounts.
(2)	Weighted average current yield for Collateralized Securities is based on the estimation of effective yield to expected maturity for each security as calculated in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets (see Note 2 — Summary of Significant Accounting Policies).

The following table shows the portfolio composition by industry grouping based on fair value at December 31, 2015 (dollars in thousands):

	At December 31, 2015
	Investments at Fair Value	Percentage of Total Portfolio
Diversified Investment Vehicles(1)	$405,105	17.4%
Aerospace & Defense	237,523	10.3
Hotels, Restaurants & Leisure	145,504	6.3
Media	137,639	6.0
Diversified Consumer Services	127,756	5.5
Health Care Providers & Services	114,642	5.0
Internet Software & Services	112,197	4.9
IT Services	99,583	4.3
Software	88,454	3.8
Commercial Services & Supplies	83,409	3.6
Real Estate Management & Development	77,507	3.4
Food Products	72,491	3.1
Specialty Retail	59,097	2.6
Professional Services	54,795	2.4
Electronic Equipment, Instruments & Components	49,453	2.1
Auto Components	47,960	2.1
Transportation Infrastructure	44,628	1.9
Consumer Finance	44,017	1.9
Diversified Telecommunication Services	41,651	1.8
Diversified Financial Services	27,356	1.2
Chemicals	26,423	1.1
Building Products	23,620	1.0
Personal Products	22,434	1.0
Air Freight & Logistics	20,495	0.9
Machinery	19,242	0.8
Life Sciences Tools & Services	16,292	0.7
Insurance	15,222	0.7
Household Durables	14,738	0.6
Distributors	14,607	0.6
Communications Equipment	14,347	0.6
Wireless Telecommunication Services	12,933	0.6
Textiles, Apparel & Luxury Goods	11,730	0.5
Health Care Technology	11,242	0.5
Metals & Mining	9,741	0.4
Capital Markets	5,973	0.3
Oil, Gas & Consumable Fuels	1,475	0.1
Total	$2,311,281	100.0%

(1)	Diversified Investment Vehicles consists of Collateralized Securities and equity investments in funds.

See Note 2 to the consolidated financial statements for a description of other accounting policies and recently issued accounting pronouncements.

RESULTS OF OPERATIONS

Operating results for the years ended December 31, 2015, 2014 and 2013 was as follows (dollars in thousands):

	For the Year Ended December 31,
	2015	2014	2013
Total investment income	$195,846	$138,281	$31,393
Total expenses net of expense waivers	81,690	51,994	18,301
Net investment income attributable to non-controlling interests	—	(68)	—
Net investment income	114,156	86,355	13,092

Investment Income

For the year ended December 31, 2015, total investment income was $195.8 million and was primarily attributable to interest income from investments in portfolio companies with an average portfolio fair value of $2.1 billion and a weighted average current yield of 9.6%. Included within total investment income was $2.5 million of prepayment and amendment fees for the year ended December 31, 2015. For the year ended December 31, 2014, total investment income was $138.3 million and was primarily attributable to interest income from investments in portfolio companies with an average portfolio fair value of $1.4 billion and a weighted average current yield of 10.4%. Included within total investment income was $4.6 million of prepayment and amendment fees for the year ended December 31, 2014. For the year ended December 31, 2013, total investment income was $31.4 million and was primarily attributable to interest income from investments in portfolio companies with an average portfolio fair value of $351.6 million and a weighted average current yield of 9.3%. Included within total investment income was $0.5 million of prepayment and amendment fees for the year ended December 31, 2013. The increases in total investment income during the year ended December 31, 2015 as compared to the year ended December 31, 2014, and during the year ended December 31, 2014 as compared to year ended December 31, 2013, were driven by the year over year increases in average portfolio size.

Operating Expenses

The composition of our operating expenses for the years ended December 31, 2015, 2014 and 2013 was as follows (dollars in thousands):

	For the Year Ended December 31,
	2015	2014	2013
Management fees	$35,994	$24,926	$6,555
Subordinated income incentive fees	10,145	9,929	6,377
Capital gains incentive fees	—	(2,664)	2,444
Interest and credit facility financing expenses	26,467	11,057	2,248
Professional fees	6,777	5,956	1,723
Other general and administrative	4,590	3,060	171
Administrative Services	966	770	318
Insurance	210	221	223
Directors fees	75	74	69
Operating expenses before expense waivers	85,224	53,329	20,128
Waiver of management and incentive fees	(3,534)	(1,335)	(1,827)
Total operating expenses net of expense waivers	$81,690	$51,994	$18,301

Interest and credit facility expenses for the year ended December 31, 2015 were comprised of amortization of deferred financing costs and non-usage fees related to the Wells Fargo Credit Facility, Deutsche Bank Credit Facility, Citi Credit Facility, UBS Credit Facility and Unsecured Notes, along with $7.0 million of interest expense on the balance drawn on the Wells Fargo Credit Facility, $1.3 million of interest expense on the balance drawn on the Deutsche Bank Credit Facility, $5.4 million of interest expense on the balance drawn on the Citi Credit Facility, $5.9 million of interest expense on the balance drawn on the UBS Credit Facility, and $2.2 million of interest expense on the balance drawn on the Unsecured Notes. The interest expense on the balance drawn on the Wells Fargo Credit Facility was based on an average daily debt outstanding of $271.2 million at a weighted average annualized cost of 2.51% for the year ended December 31, 2015. The interest expense on the balance drawn on the Deutsche Bank Credit Facility was based on an average daily debt outstanding of $28.0 million at a weighted average annualized cost of 4.43% for the year ended December 31, 2015. The interest expense on the balance drawn on the Citi Credit Facility was based on an average daily debt outstanding of $270.6 million at a weighted average annualized cost of 1.96% for the year ended December 31, 2015. The interest expense on the balance drawn on the UBS Credit Facility was based on an average daily debt outstanding of $139.2 million at a weighted average annualized cost of 4.20% for the year ended December 31, 2015. The interest expense on the balance drawn on the Unsecured Notes was based on an average daily debt outstanding of $33.0 million at a weighted average annualized cost of 6.00% for the year ended December 31, 2015. For the year ended December 31, 2015, we incurred $36.0 million of management fees, of which the Adviser waived $0.0 million. For the year ended December 31, 2015, we incurred $10.1 million of incentive fees, of which the Adviser waived $3.5 million.

Interest and credit facility expenses for the year ended December 31, 2014 were comprised of amortization of deferred financing costs and non-usage fees related to the Wells Fargo Credit Facility, Deutsche Bank Credit Facility and Citi Credit Facility, along with $4.8 million of interest expense on the balance drawn on the Wells Fargo Credit Facility, $1.1 million of interest expense on the balance drawn on the Deutsche Bank Credit Facility, and $2.6 million of interest expense on the balance drawn on the Citi Credit Facility. We entered into the Deutsche Bank Credit Facility and Citi Credit Facility during the year ended December 31, 2014 and thus did not have interest and credit facility expenses during the year ended December 31, 2013. The interest expense on the balance drawn on the Wells Fargo Credit Facility was based on an average daily debt outstanding of $194.1 million at a weighted average annualized cost of 2.39% for the year ended December 31, 2014. The interest expense on the balance drawn on the Deutsche Bank Credit Facility was based on an average daily debt outstanding of $25.3 million at a weighted average annualized cost of 4.47% for the year ended December 31, 2014. The interest expense on the balance drawn on the Citi Credit Facility was based on an average daily debt outstanding of $140.1 million at a weighted average annualized cost of 1.86% for the year ended December 31, 2014. For the year ended December 31, 2014, we incurred $24.9 million of management fees, of which the Adviser waived $0.0 million. For the year ended December 31, 2014, we incurred $7.3 million of incentive fees, of which the Adviser waived $1.3 million.

Interest and credit facility expenses for the year ended December 31, 2013 were comprised of amortization of deferred financing costs and non-usage fees related to our Wells Fargo Credit Facility along with $1.2 million of interest expense on the balance drawn on the Wells Fargo Credit Facility. The interest expense on the balance drawn on the Wells Fargo Credit Facility was based on an average debt outstanding of $49.4 million at a weighted average annualized cost of 2.42% for the year ended December 31, 2013. For the year ended December 31, 2013, we incurred $6.6 million of management fees, of which the Adviser waived $0.0 million. For the year ended December 31, 2013, we incurred $8.8 million of incentive fees, of which the Adviser waived $1.8 million.

We have entered into the Expense Support Agreement with our Adviser, whereby the Adviser may pay up to 100% of all of our operating expenses (“Expense Support Payment”) for any period beginning on the effective date of the Registration Statement, until we and the Adviser mutually agree otherwise. The Expense Support Payments for any month shall be paid to us by the Adviser in any combination of cash or other immediately available funds, and/or offsets against amounts due from us to the Adviser. For the years ended December 31, 2015, 2014 and 2013, no Expense Support Payments were made by our Adviser.

Net Realized Gain and Net Change in Unrealized Appreciation (Depreciation) on Investments for the years ended December 31, 2015, 2014 and 2013 was as follows (dollars in thousands):

	Year ended December 31,
	2015	2014	2013
Net realized gain (loss) from investments
Control investments	$(51)	$(79)	$—
Affiliate investments	276	7,785	855
Non-control/non-affiliate investments	(579)	1,688	3,111
Total net realized gain from investments	(354)	9,394	3,966
Net realized gain from total return swap	—	14,552	14,641
Net change in unrealized appreciation (depreciation) on investments
Control investments	19,841	10,854	—
Affiliate investments	(68,777)	(10,858)	3,344
Non-control/non-affiliate investments	(53,652)	(24,529)	4,909
Total net change in unrealized appreciation (depreciation) on investments	(102,588)	(24,533)	8,253
Net change in unrealized appreciation (depreciation) on total return swap	—	(3,180)	2,792
Net realized and unrealized gain (loss) on investments and total return swap before non-controlling interests and deferred income taxes	(102,942)	(3,767)	29,652
Net change in unrealized depreciation attributable to non-controlling interests	(2,527)	(660)	—
Net deferred income tax benefit on unrealized appreciation of investments	(634)	(2,388)	—
Net realized and unrealized gain (loss) on investments and total return swap	$(106,103)	$(6,815)	$29,652

Net realized gain/(loss) and change in unrealized appreciation (depreciation) on investments resulted in a net loss of $(102.9) million for the year ended December 31, 2015 compared to a net loss of $(15.1) million and a net gain of $12.2 million, respectively, for the same periods in 2014 and 2013. We look at net realized gains and change in unrealized appreciation (depreciation) together as movement in unrealized appreciation or depreciation can be the result of realizations.

The net loss for the year ended December 31, 2015 was primarily driven by unrealized depreciation of $(65.7) million across the portfolio of Collateralized Securities investments. The depreciation of the Collateralized Securities investments was due to the overall decreased liquidity in the market for this investment class and a decline in the market values of the collateral loans underlying these securities. In addition, we had depreciation of $(41.3) million across the first lien loan portfolio which was driven by the overall declines in the broadly syndicated loan market. In total, we sold or repaid $678.2 million of assets during the year ended December 31, 2015.

In addition to the net loss of $(102.9) million from net realized gain/(loss) and change in unrealized appreciation (depreciation) on investments, there were additional losses of $(2.5) million and $(0.6) million pertaining to non-controlling interests and deferred income taxes on the unrealized appreciation of control investments for the year ended December 31, 2015.

Net realized gain and change in unrealized appreciation (depreciation) on investments resulted in a net loss of $(15.1) million for the year ended December 31, 2014 compared to a net gain of $12.2 million for the same period in 2013. We look at net realized gains and change in unrealized appreciation (depreciation) together as movement in unrealized appreciation or depreciation can be the result of realizations.

The net loss for the year ended December 31, 2014 was driven by $(15.6) million in unrealized depreciation on first lien loans primarily due to the overall market decline in broadly syndicated loan prices. These losses were partially offset by $9.4 million of realized gains which was primarily due to gains on the sale of two collateralized securities. In total, we sold or repaid $1.3 billion of assets during the year ended December 31, 2014.

In addition to the net loss of $(15.1) million from net realized gain and change in unrealized appreciation/(depreciation) on investments, there were additional losses of $(0.7) million and $(2.4) million pertaining to non-controlling interests and deferred income taxes on the unrealized appreciation of control investments for the year ended December 31, 2014.

The net gain of $12.2 million for the year ended December 31, 2013 was driven by the $8.3 million in unrealized appreciation across the portfolio along with $4.0 million of realized gains. Total asset sales or repayments for the year ended December 31, 2013 were $270.0 million.

Net Realized Gain and Net Change in Unrealized Appreciation on Total Return Swap

Net realized gain and change in unrealized appreciation (depreciation) on the total return swap resulted in a net gain of $11.4 million for the year ended December 31, 2014 compared to a net gain of $17.4 million for the same period 2013. We look at net realized gains and change in unrealized appreciation (depreciation) together as movement in unrealized appreciation or depreciation can be the result of realizations.

The TRS was terminated on June 27, 2014 and as a result, we did not hold the TRS during the year ended December 31, 2015.

At December 31, 2014, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$—	$11,361
TRS interest expense	—	(2,187)
Gains on TRS asset sales	—	5,378
Net receivable/realized gain from TRS	$—	$14,552

At December 31, 2013, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$4,098	$15,403
TRS interest expense	(729)	(2,637)
Gains on TRS asset sales	684	1,875
Net receivable/realized gain from TRS	$4,053	$14,641

Changes in Net Assets from Operations

For the year ended December 31, 2015, we recorded a net increase in net assets resulting from operations of $8.1 million versus a net increase in net assets resulting from operations of $79.5 million for the year ended December 31, 2014. The decrease is primarily attributable to net change in unrealized depreciation on investments of $(102.6) million during the year ended December 31, 2015 which was driven by the overall market decline in broadly syndicated loan prices and unrealized depreciation across the portfolio of Collateralized Securities due to decreased liquidity in the market for this asset class and a decline in the market values of the collateral loans underlying these securities. The decrease was partially offset by an increase of $27.8 million in net investment income during the year ended December 31, 2015 as compared to the prior year due to an increased average investment level during the year. Based on the weighted average shares of common stock outstanding for the periods ended December 31, 2015 and 2014, respectively, our per share net increase in net assets resulting from operations was $0.05 for the year ended December 31, 2015, versus a net increase in net assets resulting from operations of $0.65 for the year ended December 31, 2014.

For the year ended December 31, 2014, we recorded a net increase in net assets resulting from operations of $79.5 million versus a net increase in net assets resulting from operations of $42.7 million for the year ended December 31, 2013. The difference is attributable to an increase in net investment income as compared to prior year due to an increased level of investments which was partially offset by net unrealized depreciation on investments which was driven by the overall market decline in broadly syndicated loan prices. Based on the weighted average shares of common stock outstanding for the periods ended December 31, 2014 and 2013, respectively, our per share net increase in net assets resulting from operations was $0.65 for the year ended December 31, 2014, versus $1.17 for the year ended December 31, 2013.

Cash Flows

For the year ended December 31, 2015, net cash used in operating activities was $344.8 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. The increase in cash flows used in operating activities for the year ended December 31, 2015 was primarily due to $1.2 billion for purchases of investments partially offset by cash provided by operating activities of $0.7 billion for sales and repayments of investments, $6.0 million from a increase in unsettled trades payable, and $8.1 million from a net increase in net assets from operations. The purchase and sales activity was driven by the increase in investment activity resulting from the equity capital raising and borrowings on our credit facilities.

Net cash provided by financing activities of $288.3 million during the year ended December 31, 2015 primarily related to net proceeds from the issuance of common stock of $165.5 million and net proceeds from the Wells Fargo Credit Facility, the Deutsche Bank Credit Facility, Citi Credit Facility, and the UBS Credit Facility of $357.8 million. These inflows were partially offset by principal repayments on debt of $232.8 million and payments of stockholder distributions of $78.0 million. Consistent with the increase in investment activity, the proceeds from the issuance of common stock are the result of our increasing equity raise capabilities.

For the year ended December 31, 2014, net cash used in operating activities was $1.1 billion. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. The increase in cash flows used in operating activities for the year ended December 31, 2014 was primarily due to $2.5 billion for purchases of investments partially offset by cash provided by operating activities of $1.3 billion for sales and repayments of investments, $66.3 million from a decrease in unsettled trades payable, and $79.5 million from a net increase in net assets from operations. The purchase and sales activity is driven by the increase in investment activity resulting from the continuous equity capital raising and growing capital base.

Net cash provided by financing activities of $1.3 billion during the year ended December 31, 2014 primarily related to net proceeds from the issuance of common stock of $888.6 million and net proceeds from the Wells Fargo Credit Facility, the Deutsche Bank Credit Facility, and the Citi Credit Facility of $543.0 million. These inflows were partially offset by principal repayments on debt of $57.0 million and payments of stockholder distributions of $50.7 million. Consistent with the increase in investment activity, the proceeds from the issuance of common stock are the result of our increasing equity raise capabilities.

For the year ended December 31, 2013, net cash used in operating activities was $546.6 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. The increase in cash flows used in operating activities for the year ended December 31, 2013 was primarily due to $815.9 million for purchases of investments and $24.2 million from an increase in unsettled trades receivable partially offset by cash provided by operating activities of $270.0 million for sales and repayments of investments, $57.2 million from an increase in unsettled trades payable, and $42.7 million from a net increase in net assets from operations. The purchase and sales activity is driven by the increase in investment activity resulting from the continuous equity capital raising and growing capital base.

Net cash provided by financing activities of $545.5 million during the year ended December 31, 2013 primarily related to net proceeds from the issuance of common stock of $466.0 million and proceeds from the

Credit Facility of $128.5 million. These inflows were partially offset by principal repayments on debt of $29.7 million and payments of stockholder distributions of $16.6 million. Consistent with the increase in investment activity, the proceeds from the issuance of common stock are the result of our increasing equity raise capabilities.

Recent Developments

On February 9, 2016, we and ARC Advisory Services, LLC (“ARC Advisory”), a wholly-owned subsidiary of our Adviser, entered into an agreement pursuant to which ARC Advisory provides us with administrative services necessary for our operation (the “ARC Administration Agreement”). Pursuant to the ARC Administration Agreement, ARC Advisory provides us with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services. In addition, ARC Advisory assists us in determining and publishing our net asset value and the filing of our tax returns. We will reimburse ARC Advisory for the costs and expenses incurred by ARC Advisory in performing its obligations pursuant to the ARC Administration Agreement.

On March 8, 2016, our board of directors amended our share repurchase program. We will begin to make tender offers on a semi-annual basis, instead of on a quarterly basis as was done previously. We will continue to limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% at each semi-annual tender offer. In addition, in the event of a stockholder’s death or disability, any repurchases of shares made in connection with a stockholder’s death or disability may be included within the overall limitation imposed on tender offers during the relevant redemption period, which provides that we may limit the number of shares to be repurchased during any redemption period to the number of shares of common stock we are able to repurchase with the proceeds received from the sale of shares of common stock under the DRIP during such redemption period.

From January 1, 2016 to March 9, 2016, the Company has issued 1.7 million shares of common stock including shares issued pursuant to the DRIP. Total gross proceeds from these issuances including proceeds from shares issued pursuant to the DRIP were $15.6 million.

In January 2016, AR Global became the successor business to AR Capital, LLC and became the parent of the Company's current Sponsor.

RCS Capital Corporation, the parent company of the Former Dealer Manager and certain of its affiliates that provided us with services, filed for Chapter 11 bankruptcy protection in January 2016, prior to which it was also under common control with AR Global, the parent of the Company's sponsor.

On February 10, 2016, AR Global received written notice from ANST, the Company's transfer agent and an affiliate of the Company's Former Dealer Manager, that it would wind down operations by the end of the month. ANST withdrew as the transfer agent effective February 29, 2016. Subsequently, effective February 26, 2016, we entered into a definitive agreement with our previous provider of sub-transfer agency services to provide us directly with transfer agency services (including broker and stockholder servicing, transaction processing, year-end IRS reporting and other services).

Liquidity and Capital Resources

We generate cash flows from fees, interest and dividends earned from our investments, as well as proceeds from sales of our investments and, previously, from the net proceeds of our continuous public offering. The Registration Statement offering for sale up to $1.5 billion of shares of our common stock (150.0 million shares at an initial offering price of $10.00 per share) (the “Offering”), was declared effective on January 27, 2011. On July 1, 2014, our registration statement on Form N-2 (File No. 333-193241) for our Follow-on was declared effective by the SEC. Simultaneously with the effectiveness of the Follow-on, our IPO terminated. Under the Follow-on, we can offer up to 101,100,000 shares of its common stock. As of December 31, 2015, we had issued 179.1 million shares of our common stock for gross proceeds of $1.9 billion including shares issued to the Sponsor and shares issued under the DRIP.

Our principal demands for funds in both the short-term and long-term are for portfolio investments, for the payment of operating expenses, distributions to our investors, repurchases under our share repurchase program, and for the payment of principal and interest on our outstanding indebtedness. We may also from time to time enter into other agreements with third parties whereby third parties will contribute to specific investment opportunities. Items other than investment acquisitions are expected to be met from a combination of the proceeds from the sale of common stock, cash flows from operations, and, during our IPO and Follow- on, reimbursements from the Adviser. We closed the Offering to new investments on April 30, 2015. In order to allow for associated processing time needed, our transfer agent accepted subscriptions in good order dated on or before April 30, 2015 and received no later than June 30, 2015.

We have entered into the Expense Support Agreement with our Adviser, whereby the Adviser may pay the Expense Support Payment for any period beginning on the effective date of the Registration Statement, until we and the Adviser mutually agree otherwise. The purpose of the Expense Support Agreement was to reduce our offering and operating expenses to ensure that we were able to bear a reasonable level of expense in relation to our investment income. The Expense Support Payment for any month shall be paid to us by the Adviser in cash and/or offset against amounts due from us to the Adviser. Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness for such period, if any. As of December 31, 2015, the Adviser had made cumulative payments to us for $1.0 million of expenses pursuant to the Expense Support Agreement and none of the cumulative total is eligible for reimbursement. During the year ended December 31, 2015, the Adviser made no payments to us for expenses pursuant to the Expense Support Agreement. See Note 4 — Related Party Transactions and Arrangements — Expense Support Agreement — in our consolidated financial statements included in this report for additional information on this arrangement, including Expense Payments made by our Adviser pursuant to the terms of this agreement and the ability of the Adviser to be reimbursed for Expense Payments made to us.

Other potential future sources of capital include proceeds from secured or unsecured financings from banks or other lenders, proceeds from private offerings, proceeds from the sale of investments and undistributed funds from operations. However, our ability to incur additional debt will be dependent on a number of factors, including our degree of leverage, the value of our unencumbered assets and borrowing restrictions that may be imposed by lenders. Our ability to raise proceeds in our public offering will be dependent on a number of factors as well, including general market conditions for BDCs and market perceptions about us.

We intend to conduct quarterly tender offers pursuant to its share repurchase program. Our board of directors will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

We may limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its DRIP. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, we limited the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares on each date of repurchase at a price equal to BDCA’s net asset value per share as most recently disclosed on its quarterly report on Form 10-Q or annual report on Form 10-K. Our board of directors may amend, suspend, or terminate the repurchase program at any time upon 30 days’ notice. On March 8, 2016, our board of directors amended our stock repurchase program. See Note 18 to the consolidated financial statements for additional details.

Distributions

We have declared and paid cash distributions to our stockholders on a monthly basis since we commenced operations. As of December 31, 2015, the annualized yield for distributions declared was 7.78% based on our last public offering price of $11.15 per share. From time to time, we may also pay interim distributions at the discretion of our board of directors. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our IPO. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

The table below shows the components of the distributions we have declared and/or paid during the years ended December 31, 2015 and 2014. As of December 31, 2015, we had $13.2 million of distributions accrued and unpaid.

	For the Year Ended December 31,
	2015	2014
Distributions declared	$149,619	$106,299
Distributions paid	$147,984	$99,290
Portion of distributions paid in cash	$77,959	$50,721
Portion of distributions paid in DRIP shares	$70,025	$48,569

We may fund our cash distributions to stockholders from any sources of funds available to us including expense payments from our Adviser that are subject to reimbursement to it as well as offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets. We have not established limits on the amount of funds we may use from available sources to make distributions. Prior to June 30, 2012, a substantial portion of our distributions resulted from Expense Support Payments made by our Adviser that are subject to reimbursement by us within three years from the date such payment obligations were incurred. The purpose of this arrangement could be to avoid such distributions being characterized as returns of capital for GAAP or tax purposes. Despite this, we may still have distributions which could be characterized as a return of capital for tax purposes. During the year ended December 31, 2015, $16.3 million of our distributions was characterized as return of capital for tax purposes. No portion of our distributions was characterized as a return of capital for tax purposes for the years ended December 31, 2014 and 2013. You should understand that any such distributions were not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such reimbursements. You should also understand that our future reimbursements of such Expense Support Payments will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make Expense Support Payments in future periods. No Expense Support Payments were made by our Adviser during the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013.

The following table sets forth the distributions made during the years ended December 31, 2015, 2014, and 2013 (dollars in thousands):

	For the Year Ended December 31,
	2015	2014	2013
Monthly distributions	$149,619	$106,299	$31,299
Total distributions	$149,619	$106,299	$31,299

Election as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2011, and intend to maintain our qualification as a RIC thereafter. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the annual distribution requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S federal excise, state, local and foreign taxes. We will be subject to a 4% nondeductible U.S. Federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes.

Inflation

The impact of inflation on our portfolio depends on the type of securities we hold. When inflation occurs, the value of our equity securities may fall in the short term. However in the long term, a company’s revenue and earnings and, therefore, the value of the equity investment, should at least increase at the same pace as inflation. The effect of inflation on debt securities is more immediate and direct as inflation may decrease the value of fixed rate debt securities. However, not all debt securities are affected equally, the longer the term of the debt security, the more volatile the value of the investment. The process through which we will value the investments in our portfolio on a quarterly basis, market quotations and our multi-step valuation process as described in our significant accounting policies, will take the effect of inflation into account.

Related-Party Transactions and Agreements

We have entered into agreements with affiliates of our Adviser, whereby we pay certain fees or reimbursements to our Adviser or its affiliates in connection with asset and service fees, reimbursement of operating costs and offering related costs. See Note 4 — Related Party Transactions and Arrangements — for a discussion of the various related-party transactions, agreements and fees.

Contractual Obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at December 31, 2015 (dollars in thousands):

		Payment Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Wells Fargo Credit Facility(1)	$263,087	—	$263,087	—	—
Deutsche Bank Credit Facility(2)	$—	—	$—	—	—
Citi Credit Facility(3)	$270,625	—	$270,625	—	—
UBS Credit Facility(4)	$210,000	—	$—	—	$210,000
Unsecured Notes(5)	$98,526	—	$—	$98,526	—
Total contractual obligations	$842,238	—	$533,712	$98,526	$210,000

(1)	As of December 31, 2015, we had $136.9 million of unused borrowing capacity under the Wells Fargo Credit Facility, subject to borrowing base limits.
(2)	As of December 31, 2015, we had $60.0 million of unused borrowing capacity under the Deutsche Bank Credit Facility, subject to borrowing base limits.
(3)	As of December 31, 2015, we had $129.4 million of unused borrowing capacity under the Citi Credit Facility, subject to borrowing base limits.
(4)	As of December 31, 2015, we had no unused borrowing capacity under the UBS Credit Facility, subject to borrowing base limits. The Company is in the process of amending the line with UBS.
(5)	As of December 31, 2015, we had no unused borrowing capacity under the Unsecured Notes.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources. We previously had the TRS as discussed in Note 6 — Total Return Swap — but it was terminated on June 27, 2014.

Commitments

In the ordinary course of business, the Company may enter into future funding commitments. As of December 31, 2015, the Company had unfunded commitments on delayed draw term loans of $48.7 million, unfunded commitments on revolver term loans of $18.9 million and unfunded equity commitments of $11.8 million. As of December 31, 2014, the Company had unfunded commitments on delayed draw term loans of $77.9 million and unfunded equity commitments of $17.7 million. The unfunded commitments are disclosed in the Company's Consolidated Schedule of Investments. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments.

Quantitative and Qualitative Disclosures About Market Risk

The market risk associated with financial instruments and derivative financial instruments is the risk of loss from adverse changes in market prices or interest rates. Our market risk arises primarily from interest rate risk relating to interest rate fluctuations. Many factors including governmental monetary and tax policies, domestic and international economic and political considerations and other factors that are beyond our control contribute to interest rate risk. To meet our short and long-term liquidity requirements, we borrow funds at a combination of fixed and variable rates. Our interest rate risk management objectives are to limit the impact of interest rate changes in earnings and cash flows and to lower our overall borrowing costs. To achieve these objectives, from time to time, we may enter into interest rate hedge contracts such as swaps, collars and treasury lock agreements, subject to the requirements of the 1940 Act, in order to mitigate our interest rate risk with respect to various debt instruments. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this report, we did not engage in interest rate hedging activities. We would not hold or issue these derivative contracts for trading or speculative purposes. We do not have any foreign operations and thus we are not exposed to foreign currency fluctuations.

As of December 31, 2015, our debt included variable-rate debt, bearing a weighted average interest rate of LIBOR plus 2.57% and fixed rate debt, bearing an interest rate of 6.00% with a total carrying value of $842.2 million. The following table quantifies the potential changes in interest income net of interest expense should interest rates increase by 100 or 200 basis points or decrease by 25 basis points assuming that our current statement of assets and liabilities was to remain constant and no actions were taken to alter our existing interest rate sensitivity.

Change in Interest Rates	Estimated Percentage Change in Interest Income net of Interest Expense
(-) 25 Basis Points	0.95%
Base Interest Rate	—%
(+) 100 Basis Points	0.60%
(+) 200 Basis Points	4.46%

Because we may borrow money to make investments, our net investment income may be dependent on the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of increasing interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the following tables as of December 31, 2015, 2014, 2013, 2012 and 2011. The Company had no senior securities outstanding as of December 31, 2010 or any prior fiscal years. The report of our independent registered public accounting firms, KPMG LLP, on the senior securities table as of December 31, 2015 and 2014 and Grant Thornton LLP as of December 31, 2013, 2012 and 2011 are attached as an exhibit to the registration statement of which this prospectus is a part.

During the period ended December 31, 2015, the Company had Credit Facilities with Wells Fargo, Deutsche Bank, Citi and UBS. During the period ended December 31, 2014, the Company had Credit Facilities with Citi, Deutsche Bank and Wells Fargo. Prior to June 27, 2014, the Company had a total return swap with Citi. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for more information about these financing arrangements.

The following is a summary of the senior securities as of December 31, 2015 (dollars in thousands).

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Wells Fargo Credit Facility	$263,087	$—	$—	N/A
Deutsche Bank Credit Facility	—	—	—	N/A
Citi Credit Facility	270,625	—	—	N/A
UBS Credit Facility	210,000	—	—	N/A
Unsecured Notes	98,526	—	—	N/A
	$842,238	$2,912	$—	N/A

The following is a summary of the senior securities as of December 31, 2014 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Total Return Swap	$—	$—	$—	N/A
Wells Fargo Credit Facility	288,087	—	—	N/A
Deutsche Bank Credit Facility	60,000	—	—	N/A
Citi Credit Facility	270,625	—	—	N/A
	$618,712	$3,482	$—	N/A

The following is a summary of the senior securities as of December 31, 2013 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Total Return Swap	$216,106	$—	$—	N/A
Revolving Credit Facility	132,687	—	—	N/A
	$348,793	$2,800	$—	N/A

The following is a summary of the senior securities as of December 31, 2012 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Total Return Swap	$52,577	$—	$—	N/A
Revolving Credit Facility	33,907	—	—	N/A
	$86,484	$2,627	$—	N/A

The following is a summary of the senior securities as of December 31, 2011 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Revolving Credit Facility	$5,900	$2,391	—	N/A

(1)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(2)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.
(3)	Not applicable because senior securities are not registered for public trading.

INVESTMENT OBJECTIVES AND POLICIES

Our Company

We are a specialty finance company incorporated in Maryland in May 2010. We are an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies” (“ASC 946”). We are therefore required to comply with certain regulatory requirements. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually hereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are managed by BDCA Adviser, LLC (the “Adviser”), a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio. Our Adviser is indirectly, wholly-owned by our sponsor, AR Global Investments, LLC (the succesor business to AR Capital, LLC, “AR Global” or the “Sponsor”).

Our investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments. We invest primarily in first and second lien senior secured loans and mezzanine debt issued by middle market companies. We define middle market companies as those with annual revenues between $10 million and $1 billion. We may also purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. We may invest in the equity and junior debt tranches of collateralized loan obligation investment vehicles (“Collateralized Securities”). Structurally, Collateralized Securities are entities that are formed to manage a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The senior secured loans within these Collateralized Securities meet specified credit and diversity criteria and are subject to concentration limitations in order to create a diverse investment portfolio. We expect that each investment generally will range between approximately 0.5% and 3.0% of our total assets. In most cases, companies to whom we provide customized financing solutions will be privately held at the time we invest in them.

While the structure of our investments is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants, CLOs and other instruments, many of which generate current yields. If our Adviser deems appropriate, we may invest in more liquid senior secured and second lien debt securities, some of which may be traded over the counter. We will make such investments to the extent allowed by the 1940 Act and consistent with our continued qualification as a RIC for federal income tax purposes. For a discussion of the risks inherent in our portfolio investments, please see the discussion under “Risk Factors”.

We have formed and expect to continue to form consolidated subsidiaries (the “Consolidated Holding Companies”). These Consolidated Holding Companies enable us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

On January 25, 2011, we commenced our initial public offering (the “IPO”) on a “reasonable best efforts basis” of up to 150.0 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, pursuant to a registration statement on Form N-2 (File No. 333-166636) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. We sold 22,222 shares of common stock to our Adviser on July 8, 2010 at $9.00 per share, which represented the initial public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share.

On August 25, 2011, we raised sufficient funds to break escrow on our IPO and commenced operations as of that date. On February 1, 2012, our Adviser contributed an additional $1,300,000 to purchase 140,784 shares of our common stock at $9.234 per share so that the aggregate contribution by our Adviser was $1,500,000. Our Adviser will not tender any amount of its shares for repurchase as long as it continues to serve as our investment adviser. On July 1, 2014, our registration statement on Form N-2 (File No. 333-193241) for our follow-on offering (the “Follow-on") was declared effective by the SEC. Simultaneously with the effectiveness of the registration statement of the Follow-on, our IPO terminated. Under the Follow-on, we can offer up to 101,100,000 shares of our common stock. As of December 31, 2015, we had issued 179.1 million shares of common stock for gross proceeds of $1.9 billion including the shares purchased by the Sponsor and shares issued under our distribution reinvestment plan ("DRIP"). Following the time the Company's updated registration statement was declared effective on June 30, 2015, the Company issued shares for subscription agreements that had been accepted through that date. The Company is no longer issuing new shares except for DRIP shares. As of December 31, 2015, we had repurchased a cumulative 2.7 million shares of common stock for payments of $27.6 million.

As of December 31, 2015, our investment portfolio totaled $2.3 billion and consisted of $1.4 billion of senior secured first lien debt, $349.0 million of senior secured second lien debt, $92.3 million of subordinated debt, $261.8 million of collateralized securities and $202.3 million of equity and other investments. Our overall portfolio consisted of 125 portfolio companies with an average investment size of $17.8 million, a weighted average current yield on debt investments of 9.6% exclusive of any loan discounts, and was invested 60.8% in senior secured first lien debt, 15.1% in senior secured second lien debt, 4.0% in subordinated debt, 11.3% in collateralized securities and 8.8% in equity and other investments.

Our Investment Adviser

Our Adviser, BDCA Adviser, LLC (“Adviser”), is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. Our Adviser is indirectly, wholly-owned by our Sponsor, which has sponsored two public, non-listed BDCs, and several public, non-listed REITs. BDCA Adviser also serves as sub-advisor for the AR Capital BDC Income Fund.

Potential Market Opportunity

We believe that there exists a unique opportunity for specialty financial services companies with experience in investing in middle marketcompanies. In our view, middle market companies provide attractive current yields and significant downside protection.

Our current opportunity is highlighted by the following factors:

•	Large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there remains a large pool of uninvested private equity capital available to middle market companies. We expect that private equity firms will be active investors in middle market companies and that these private equity firms will seek to supplement their equity investments with senior secured and mezzanine debt and equity co-investments from other sources, such as us.
•	Consolidation among commercial banks has reduced their focus on middle market businesses. The commercial banks in the United States, which have traditionally been the primary source of capital to middle market companies, have experienced consolidation, loan losses, and stricter regulatory scrutiny, which has led to a significant tightening of credit standards and substantially reduced loan volume to the middle market. Many financial institutions that have historically loaned to middle market companies have failed or been acquired, and we believe that larger financial institutions are now more focused on syndicated lending to larger corporations and are allocating capital to business lines that generate fee income and involve less balance sheet risk. We believe this market dynamic provides us with numerous opportunities to originate new debt and equity investments in middle market companies.

•	Refinancing activities will provide continued opportunities to extend capital to middle market companies. A significant volume of senior secured and mezzanine debt is expected to come due over the next several years. As companies seek to refinance their debt, we believe this will create new financing opportunities for us.
•	Lower default rates and higher recovery rates in the middle market. Default rates remain relatively low, with generally higher recovery rates in the middle market. Middle market companies are generally over-equitized as compared to large cap companies.
•	Favorable Pricing Environment in the Loan Market. Lower valuation levels in certain situations, combined with reduced liquidity in the secondary loan market, have created opportunities to acquire relatively high yielding senior and subordinated debt, both secured and unsecured, at potentially attractive prices.

Business Strategy

Our investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments. We invest primarily in first and second lien senior secured debt investments and mezzanine debt issued by middle market companies. We have adopted the following business strategy to achieve our investment objectives:

•	Utilize the experience and expertise of the principals of our Adviser. Our Sponsor directly or indirectly sponsors one other public, non-listed BDC and several public, non-listed real estate investment trusts (“REITs”). Certain principals of our Adviser have a broad network of contacts with financial sponsors, commercial and investment banks and leaders within a number of industries that we believe will produce significant proprietary investment opportunities outside the normal banking auction process.
•	Focus on middle market companies with stable cash flow. We believe that the middle market is less competitive and this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields, more significant covenant protection and greater equity participation than typical of transactions involving larger companies. We generally invest in established companies with positive cash flow. We believe these companies possess better risk-adjusted return profiles than newer companies that are building management expertise or in the early stages of building a revenue base. These middle market companies represent a significant portion of the U.S. economy and often require substantial capital investment to grow their businesses.
•	Employ disciplined underwriting policies and rigorous portfolio management. We employ an extensive underwriting process that includes a review of the investment memo, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial due diligence on potential investments, and seek to invest with management teams and/or private equity sponsors who have proven capabilities in building value. As part of the monitoring process for portfolio companies, our Adviser analyzes monthly (if available), quarterly, and annual financial statements versus the previous periods and year, reviews financial projections, and may perform other procedures including meeting with management, attending board meetings and reviewing compliance certificates and covenants.
•	Focus on long-term credit performance and principal protection. We structure our customized loan investments on a relatively conservative basis with high cash yields, security interests (preferably first lien) where possible, cash origination fees, and appropriate leverage levels. We seek strong deal protection for our customized debt investments, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections will reduce our risk of capital loss.
•	Diversification. We seek to diversify our portfolio broadly among companies in a multitude of different industries, thereby reducing the concentration of credit risk in any one company or sector of the economy. We cannot guarantee that we will be successful in this effort.

Deal Origination

The principals of our Adviser have extensive relationships with private equity firms, competing lenders, loan syndication and trading desks, management teams, investment bankers, and other persons whom we believe will continue to provide us with significant investment opportunities. We believe these relationships provide us with competitive advantages over other BDCs.

We believe that our industry relationships are a significant source for new investment opportunities. We generally source our investments by capitalizing on long-standing relationships with companies and financial sponsors to participate in proprietary investment opportunities.

From time to time, we may receive referrals for new prospective investments from our portfolio companies as well as other participants in the capital markets.

Investment Selection

We strive to structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our expectations for total returns on investments. We seek to structure our debt investments so that they often are collateralized by a first or second lien on the assets of the portfolio company. We seek to tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of our return is monthly cash interest that we collect on our debt investments.

Our investment philosophy and portfolio construction involves:

•	Company-specific research and analysis; and
•	An emphasis on capital preservation, low volatility, diversification and minimization of downside risk.

The foundation of our investment philosophy is intensive credit investment analysis. We follow a rigorous selection process based on:

•	A comprehensive analysis of company creditworthiness, including a quantitative and qualitative assessment of the company’s business;
•	An evaluation of the management team and support from equity investors;
•	An assessment of the competitive landscape;
•	An analysis of business strategy and long-term industry trends; and
•	An in-depth examination of capital structure, financial results and financial projections.

We seek to identify those companies exhibiting superior fundamental risk-return profiles with a particular focus on investments with the following characteristics:

•	Established companies with a history of positive and stable operating cash flows. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability.
•	Ability to exert meaningful influence. We target investment opportunities in which we will be the lead investor where we can add value through active participation. Our focus is on first lien investments.
•	Experienced management team. We will require that our portfolio companies have an experienced management team. We also seek to invest in companies that have a strong equity incentive program in place that properly aligns the interests of management with such company's investors.
•	Strong franchises and sustainable competitive advantages. We seek to invest in companies with proven products and/or services and strong regional or national operations.
•	Diverse customer bases and product offerings. We seek to invest in companies with diverse customer bases and product offerings.

Intensive Credit Analysis/Due Diligence

The disciplined process through which we make investment decisions with respect to a customized financing transaction involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the investment team responsible for the transaction determines that an investment opportunity should be pursued, we engage in an intensive due diligence process. Though each transaction involves a somewhat different approach, the regular due diligence steps generally to be undertaken may include:

•	Meeting with senior management to understand the business more fully and evaluate the ability of the senior management team;
•	Checking management backgrounds and references;
•	Performing a detailed review of financial performance, earnings and potential for earnings growth;
•	Commissioning a quality of earnings report;
•	Visiting the headquarters and conducting other on site diligence;
•	Contacting customers and vendors to assess both business prospects and industry practices;
•	Conducting a competitive analysis, and comparing the company to its main competitors;
•	Researching industry and relevant publications to understand industry wide growth trends;
•	Assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;
•	Investigating legal risks and financial and accounting systems;
•	Engaging third party experts and consultants to assist in the due diligence process; and
•	Building detailed projected financial models with an emphasis on downside scenarios.

For the majority of over-the-counter debt securities available on the secondary market, a comprehensive credit analysis will be conducted and continuously maintained by our Adviser, the results of which are available for the transaction team to review. Our due diligence process with respect to over-the-counter debt securities at times may be less intensive than that followed for customized financings. The issuers in these private debt placements tend to be rated and have placement agents who conduct due diligence prior to placing the securities. Moreover, these private placements generally have tight timetables for making investment decisions.

Investments

We anticipate that during our offering period we will invest largely in senior secured and mezzanine debt investments issued by middle market companies in private placements and negotiated transactions that are traded in private over-the-counter markets for institutional investors, which we refer to as over-the-counter debt securities. We define middle market companies as those with annual revenues between $10 million and $1 billion. We expect that our investments will generally range between approximately 0.5% and 3.0% of our total assets. As we increase our capital base during our offering period, we will begin investing in, and ultimately intend to have a substantial portion of our assets invested in, customized direct loans to and equity securities of middle market companies. In most cases, companies to whom we provide customized financing solutions will be privately held at the time we invest in them.

While the structure of our investments is likely to vary, we may invest in senior secured debt, senior debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yields. The debt investments in which we invest generally have stated terms of five to ten years. However, during our offering period and thereafter, if our Adviser deems appropriate, we may invest in more liquid senior secured and second lien debt securities of middle market companies, some of which may be traded on a national securities exchange. We will make such investments to the extent allowed by the 1940 Act and consistent with our continued qualification as a

RIC. For a discussion of the risks inherent in our portfolio investments, please see the discussion under “Risk Factors — Risks Relating to Our Business and Structure.”

We strive to structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. We seek to structure our debt investments so that they often are collateralized by a first or second lien on the assets of the portfolio company. We seek to tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of our return is monthly cash interest that we collect on our debt investments.

Portfolio Monitoring

With respect to customized financing transactions, our Adviser monitors our portfolio companies to determine if each company is meeting its business plan and to assess the appropriate course of action for each company.

We will employ several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;
•	Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	Attendance at and participation in board meetings of the portfolio company (if available); and
•	Review of periodic financial statements and financial projections for the portfolio company.

Competition

Our primary competition in providing financing for acquisitions, buyouts and recapitalizations of middle market companies will include other BDCs, public and private buyout and other private equity funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds as well as access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We expect to use the industry information of our investment professionals, to which we have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that our relationships will enable us to discover, and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest.

Properties

Our executive offices are located at 405 Park Avenue, New York, NY 10022. We believe that our current office facilities are adequate for our business.

Legal Proceedings

Neither we nor our Adviser is currently subject to any material legal proceedings.

Determination of NAV

We, with the assistance of our Adviser, will determine the NAV of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors.

In connection with that determination, we anticipate that our Adviser will prepare portfolio company valuations using relevant inputs, including but not limited to indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts.

In September 2006, the FASB issued guidance which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. The guidance defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The guidance also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we expect to undertake a multi-step valuation process each quarter, as described below:

•	Each portfolio company or investment will be valued by the Adviser, potentially with assistance from one or more independent valuation firms (such as CTS Capital Advisors, LLC) engaged by our board of directors;
•	The independent valuation firm(s), if involved, will conduct independent appraisals and make an independent assessment of the value of each investment; and
•	Our board of directors determines the fair value of each investment, in good faith, based on the input of our Adviser, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is readily available according to GAAP to determine the fair value of the security. If determined readily available, the Company uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of FASB, Accounting Standards Codification, or ASC, Topic 946, Financial Services — Investment Companies, as of the Company’s measurement date. However, in determining the fair value of the Company’s investment, the Company may make adjustments to the net asset value per share in certain circumstances, based on the Company’s analysis of any restrictions on redemption of the shares of the investment as of the measurement date.

For investments in Collateralized Securities, we model both the assets and liabilities of each Collateralized Securities’ capital structure. The model uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, we consider broker quotations and/or quotations provided by pricing services as an input to determining fair value when available.

Determinations In Connection With Offerings

We closed the Offering to new investments on April 30, 2015. In order to allow for associated processing time needed, the transfer agent for the Company accepted subscriptions in good order dated on or before April 30, 2015 and received no later than June 30, 2015. Prior to the termination of the Offering, we were selling our shares on a continuous basis at an offering price of $11.15 per share.We are prohibited under the 1940 Act from selling our shares of common stock at a public offering price, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In connection with each semi-monthly closing, our board of directors or a committee thereof reviewed the then current public offering price per share against the current estimated net asset value per share to ensure that we were not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, was below our net asset value per share.

In reviewing our public offering price in connection with any closing date, the board of directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;
•	our Adviser’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the closing on and sale of our common stock; and
•	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our Adviser’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination requires that we calculate net asset value per share within 48 hours of each closing. In addition, it involves a determination by the board of directors or a committee thereof that we are not selling shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share at the time at which the sale of shares is made. To the extent that there is even a remote possibility that we may issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share, the board of directors or a committee thereof will elect either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to calculate our net asset value per share within 48 hours of the issuance of shares of our common stock in order to ensure that it will not be at a price which, after deducting selling commissions and dealer manager fees, is below our net asset value per share.

In addition, a decline in our net asset value per share to an amount more than 1.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that our estimated net asset value per share has declined by more than 1.5% and our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new public offering price. If our board of directors determines that the decline in our estimated net asset value per share is the result of a temporary movement in the credit markets, no change will be made to the current public offering price per share.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the public offering price per share of our common stock, we will update our prospectus by filing a prospectus supplement with the SEC disclosing the public offering price per share, and we will also post the updated information on our website at www.BDCofAmerica.com.

PORTFOLIO COMPANIES

The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of December 31, 2015. The general terms of our loans and other investments are described in “Business — Investments.” We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments (dollars in thousands):

Portfolio Company(q)	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured First Lien Debt – 87.3%(b)
Ability Networks Inc.(aa) 100 North 6th St. Minneapolis, MN 55403	Health Care Providers & Services	L+5.00% (6.00%), 5/14/2021	$8,848	$8,817	$8,715	0.5%
Adams Publishing Group, LLC 29088 Airpark Drive Easton, MD 21601	Media	L+6.75% (7.75%), 11/3/2020	19,013	18,643	18,640	1.2%
AM General LLC(aa) 105 N. Niles Ave. South Bend, IN 46634	Aerospace & Defense	L+9.00% (10.25%), 3/22/2018	5,250	4,899	4,253	0.3%
Amports, Inc.(ab) 10201 Centurion Parkway North Jacksonville, FL 32256	Transportation Infrastructure	L+8.00% (9.00%), 5/19/2020	15,000	14,918	14,877	0.9%
Amteck, LLC(z)(aj)(aq) 2421 Fortune Dr, Suite 150 Lexington, KY 40509	Commercial Services & Supplies	L+8.50% (9.50%), 7/2/2020	24,688	24,298	24,226	1.5%
Answers Corporation(z)(aa) 6665 Delmar St. Louis, MO 63130	Internet Software & Services	L+5.25% (6.25%), 10/3/2021	34,650	33,645	23,216	1.4%
AP Gaming I, LLC(z)(aa) 4809 Old Collinsville Rd Swansea, IL 62226-2014	Hotels, Restaurants & Leisure	L+8.25% (9.25%), 12/21/2020	30,667	30,407	29,516	1.8%
Aperture Group LLC (fka OH Acquisition, LLC) 10 S. Riverside Plaza Chicago, IL 60606	Diversified Financial Services	L+6.25% (7.25%), 8/29/2019	7,406	7,379	7,335	0.5%
Applied Merchant Systems West Coast, Inc.(aj) 300 E. Esplanade Drive Oxnard, CA 93036	Diversified Financial Services	L+11.50% (12.50%), 10/26/2020	20,500	20,297	20,021	1.2%
Ascensus, Inc.(ar) 200 Dryden Road Dresher, PA 19025	IT Services	L+4.50%, (5.50%), 12/3/2022	16,941	15,931	15,755	1.0%
Asurion LLC 500 Somerset Corporate Blvd Bridgewater, NJ 08807	IT Services	L+3.75% (5.00%), 5/24/2019	19,449	18,689	18,179	1.1%
Avaya, Inc. Term Loan B-3(aa) 4655 Great America Parkway Santa Clara, CA 95054	Communications Equipment	L+4.50% (4.82%), 10/26/2017	1,500	1,339	1,155	0.1%
Avaya, Inc. Term Loan B-6(aa) 4655 Great America Parkway Santa Clara, CA 95054	Communications Equipment	L+5.50% (6.50%), 3/31/2018	8,457	8,465	6,345	0.4%
Avaya, Inc. Term Loan B-7(z)(aa) 4655 Great America Parkway Santa Clara, CA 95054	Communications Equipment	L+5.25% (6.25%), 5/29/2020	9,911	9,822	6,847	0.4%
AxleTech International, LLC(z) 1400 Rochester Rd. Troy, MI 48083	Machinery	L+6.50% (7.50%), 1/5/2021	19,800	19,632	19,242	1.2%
Basho Technologies, Inc.(ai) 10900 NE 8th Street Bellevue, WA 98004	Software	13.00%, 3/9/2018	10,251	10,065	10,286	0.6%
Broder Bros, Co. Six Neshaminy Interplex, 6th Floor Trevose, PA 19053	Distributors	L+5.75% (7.00%), 6/3/2021	7,455	7,308	7,296	0.5%
Broder Bros, Co. Six Neshaminy Interplex, 6th Floor Trevose, PA 19053	Distributors	L+12.25% (13.50%), 6/3/2021	7,470	7,323	7,311	0.5%
Catapult Learning, LLC(z)(aj) Two Aquarium Drive Camden, NJ 08103	Diversified Investment Vehicles	L+8.10% (9.10%), 7/16/2020	27,500	27,000	26,959	1.7%

Portfolio Company(q)	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Central Security Group, Inc.(z)(aa) 2448 E. 81st St. Tulsa, OK 74137	Commercial Services & Supplies	L+5.25% (6.25%), 10/6/2020	18,315	18,094	17,674	1.1%
Chicken Soup for the Soul Publishing, LLC(z)(ab) 132 East Putnam Avenue Cos Cob, CT 06807	Media	L+6.00% (7.25%), 1/8/2019	29,550	29,326	29,533	1.8%
Clover Technologies Group, LLC(aa) 2700 W Higgins Road Hoffman Estates, IL 60169	Commercial Services & Supplies	L+4.50% (5.50%), 5/8/2020	14,242	14,140	13,102	0.8%
ConvergeOne Holdings Corp.(aa) 175B Rennell Drive Southport, CT 06890	Diversified Consumer Services	L+5.00% (6.00%), 6/17/2020	16,771	16,654	16,687	1.0%
Danish CRJ LTD.(a)(p) Fitzwilliam Place Dublin 2, Ireland	Aerospace & Defense	13.50%	20	20	20	—%
DigiCert, Inc 200 West Executive Parkway, Suite 500 Lehi, UT 84043	Internet Software & Services	L+5.00% (6.00%), 10/21/2021	11,000	10,679	10,670	0.7%
Doskocil Manufacturing Company, Inc. 2300 East Randol Mill Road Arlington, TX 76011	Household Durables	L+8.70% (9.70%), 11/10/2020	15,000	14,745	14,738	0.9%
Eagle Rx, LLC(z) 1480 Imperial Way West Deptford, NJ 08066	Health Care Providers & Services	L+6.00% (7.00%), 8/15/2019	15,519	15,462	15,613	1.0%
ECI Acquisition Holdings, Inc.(k)(z) 4400 Alliance Gateway Freeway Fort Worth, TX 76177	Internet Software & Services	L+6.25% (7.25%), 3/11/2019	12,874	12,832	12,680	0.8%
Emergency Communications Network, LLC(aj) 780 West Granada Blvd, Suite 200 Ormond Beach, FL 32174	Internet Software & Services	L+8.25% (9.25%), 6/12/2021	19,900	19,629	19,387	1.2%
ERG Holding Company(z)(ad) 12 New Providence Road Watchung, NJ 07069	Health Care Providers & Services	L+6.75% (8.00%), 4/4/2019	17,177	16,937	16,808	1.0%
Excelitas Technologies Corp.(aa) 200 West St. Waltham, MA 02451	Electronic Equipment, Instruments & Components	L+5.00% (6.00%), 11/2/2020	13,903	13,843	12,252	0.8%
GEM Holdings Group, LLC(z) 1572 Shore Rd Naperville, IL 60563	Hotels, Restaurants & Leisure	L+9.00% (10.00%), 11/22/2020	16,004	15,963	16,158	1.0%
GK Holdings, Inc.(aa) 9000 Regency Parkway Cary, NC 27518	Professional Services	L+5.50% (6.50%), 1/20/2021	3,960	3,926	3,881	0.2%
Greenwave Holdings, Inc. 39 Parker, Suite 100 Irvine, CA 92618	Internet Software & Services	13.00%, 7/8/2019	15,183	15,033	14,884	0.9%
GTCR Valor Companies, Inc.(z)(aa) 300 North LaSalle St. Chicago, IL 60654	Software	L+5.00% (6.00%), 5/30/2021	32,570	31,963	32,245	2.0%
Hanna Anderson, LLC(z)(an) 1010 NW Flanders Portland, OR 97209	Specialty Retail	L+7.25% (8.25%), 4/21/2019	14,824	14,724	14,720	0.9%
Icynene US Acquisition Corp.(h)(z)(ac)(aj) 1 Maritime Plaza San Francisco, CA 94111	Building Products	L+6.25% (7.25%), 11/4/2020	23,820	23,435	23,620	1.5%
ILC Dover LP(z) 1 Moonwalker Road Frederica, DE 19946-2080	Aerospace & Defense	L+7.00% (8.00%), 3/20/2020	14,344	14,293	13,142	0.8%
InMotion Entertainment Group, LLC(z)(ae) 4801 Executive Park Court Jacksonville, FL 32216	Specialty Retail	L+7.75% (9.00%), 10/1/2018	15,230	15,044	15,278	0.9%
Integrity Nutraceuticals, Inc.(e)(o)(t)(z)(ab)(ai) 3005 Parkfield Loop South Spring Hill, TN 37174	Food Products	L+12.50% (13.50%), 4/28/2019	41,732	41,120	29,731	1.8%
IPC Corp.(aa) 3 Second Street Plaza Jersey City, NJ 07311	Diversified Telecommunication Services	L+4.50% (5.50%), 8/6/2021	6,948	6,916	6,519	0.4%
Jackson Hewitt, Inc.(aa) 3 Sylvan Way #301 Parsippany, NJ 07054	Diversified Consumer Services	L+7.00% (8.00%), 7/30/2020	7,000	6,884	6,694	0.4%

Portfolio Company(q)	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Jefferson Gulf Coast Energy Partners LLC(aj) 9595 Six Pines Drive The Woodlands, TX 77380	Transportation Infrastructure	L+7.50% (11.00%), 2/27/2018	17,775	17,692	15,998	1.0%
K&N Engineering, Inc.(z) 1455 Curtis Street Riverside, CA 92507	Specialty Retail	L+4.25% (5.25%), 7/11/2019	4,975	4,953	4,802	0.3%
K2 Pure Solutions NoCal, L.P.(z) 9000 Glenlyon Parkway Burnaby, BC Canada V5J 5J8	Chemicals	L+7.00% (8.00%), 8/19/2019	9,625	9,507	9,341	0.6%
Kahala Ireland OpCo Limited(a)(o)(ai) Fitzwilliam Place Dublin 2, Ireland	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	170,281	170,281	170,281	10.7%
Kahala US OpCo LLC(o)(ai) 405 Park Avenue New York, NY 10022	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	2,604	2,604	2,604	0.2%
Land Holdings I, LLC(aj) 4063 Ginger Drive D’lberville, MS 39540	Hotels, Restaurants & Leisure	12.00%, 6/26/2019	30,000	29,580	30,820	1.9%
Liquidnet Holdings, Inc.(a)(z)(aa) 498 Seventh Avenue New York, NY 10018	Capital Markets	L+6.75% (7.75%), 5/22/2019	6,190	6,158	5,973	0.4%
MCS AMS Sub-Holdings LLC(aa) 311 Sinclair Road Bristol, PA 19007	Real Estate Management & Development	L+6.50% (7.50%), 10/15/2019	13,031	12,727	10,555	0.7%
Motion Recruitment Partners, LLC(l)(z) 131 Clarendon Street, 3rd Floor Boston, MA 02116	Professional Services	L+6.00% (7.00%), 2/13/2020	18,625	18,261	18,198	1.1%
Motorsports Aftermarket Group, Inc.(z)(aa) 17771 Mitchell North Irvine, CA 92614	Auto Components	L+4.00% (5.00%), 5/14/2021	26,579	24,867	17,941	1.1%
National Technical Systems, Inc.(v)(z) 36 Gilbert St. South Tinton Falls, NJ 07724	Professional Services	L+6.00% (7.00%), 6/12/2021	19,950	19,769	19,707	1.2%
NexSteppe Inc.(ai) 400 East Jamie Court South San Francisco, CA 94080	Chemicals	13.00%, 3/30/2018	10,232	9,704	9,705	0.6%
Noosa Acquirer, Inc.(z)(aj) 4120 North Country Road Bellvue, CO 80512	Food Products	L+5.25% (6.25%), 11/21/2020	25,000	24,694	25,136	1.6%
North Atlantic Trading Company,Inc.(z)(aa) 5201 Interchange Way Louisville, KY 40229	Food Products	L+6.50% (7.75%), 1/13/2020	17,847	17,810	17,624	1.1%
Orchid Underwriters Agency, LLC(af)(aj) 1201 19th Place Vero Beach, FL 32960	Insurance	10.00%, 11/6/2019	14,768	14,598	14,538	0.9%
Otter Box Holdings, Inc.(aa) 209 South Meldrum St. Fort Collins, CO 80521	Electronic Equipment, Instruments & Components	L+4.75% (5.75%), 6/3/2020	15,673	15,394	14,850	0.9%
PeopLease Holdings, LLC(d)(z)(ai) 210 Wingo Way Mt. Pleasant, SC 29464	Commercial Services & Supplies	L+13.00% (14.00%), 12/26/2018	10,000	9,880	10,483	0.7%
PGX Holdings, Inc.(z)(aa) 330 North Cutler Drive North Salt Lake, UT 84054	Transportation Infrastructure	L+4.75% (5.75%), 9/29/2020	13,892	13,801	13,753	0.9%
Plaskolite 1770 Joyce Ave. Columbus, OH 43219	Chemicals	L+4.75% (5.75%), 11/3/2022	7,000	6,931	6,930	0.4%
Premier Dental Services, Inc.(z)(aa) 530 South Main St. Orange, CA 92868	Health Care Providers & Services	L+5.00% (6.00%), 11/1/2018	22,488	22,415	19,452	1.2%
Pre-Paid Legal Services, Inc.(aa) 1 Pre-Paid Way Ada, OK 74820	Diversified Consumer Services	L+5.25% (6.50%), 7/1/2019	11,896	11,940	11,784	0.7%
Pride Plating, Inc.(z) 128 West 154th St. Gardena, CA 90248	Aerospace & Defense	L+5.50% (6.50%), 6/13/2019	9,619	9,562	9,375	0.6%
PSKW Intermediate 1 Crossroads Drive Bedminster, NJ 07921	Health Care Providers & Services	L+4.25% (5.25%), 11/25/2021,	2,250	2,228	2,227	0.1%

Portfolio Company(q)	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
PSKW Intermediate 1 Crossroads Drive Bedminster, NJ 07921	Health Care Providers & Services	L+8.42% (9.42%), 11/25/2021	17,750	17,401	17,572	1.1%
Pure Barre, LLC(z)(aj)(al) 100 Dunbar Street Spartanburg, SC 29306	Hotels, Restaurants & Leisure	L+7.00% (8.00%), 6/11/2020	29,850	29,385	29,453	1.8%
RedPrairie Corp.(aa) 14400 N. 87th St. Scottsdale, AZ 85260	Software	L+5.00% (6.00%), 12/21/2018	17,946	17,517	15,897	1.0%
Resco Products, Inc.(z) 2 Penn Center West Pittsburgh, PA 15276	Metals & Mining	L+6.25% (6.58%), 9/7/2016	10,000	9,962	9,741	0.6%
RVNB Holdings, Inc. (dba All My Sons Moving & Storage)(f)(z) 2400 Old Mill Road Carrollton, TX 75007	Diversified Consumer Services	L+7.75% (8.75%), 2/25/2020	23,536	23,145	22,974	1.4%
Sage Automotive Holdings, Inc.(aa) 3 Research Drive Greenville, SC 29607	Auto Components	L+5.00% (6.00%), 10/8/2020	7,356	7,283	7,338	0.5%
SHO Holding II Corporation 250 South Australian Avenue West Palm Beach, FL, 33401	Specialty Retail	L+5.00% (6.00%), 10/27/2022	12,000	11,881	11,880	0.7%
Squan Holding Corp.(n)(z)(aj) 329 Harold Avenue Englewood, NJ 07631	Diversified Telecommunication Services	L+8.75% (9.75%), 10/10/2019	22,249	21,931	21,399	1.3%
STG-Fairway Acquisitions, Inc.(aa) 1 Concourse Parkway NE Atlanta, GA 30328	Professional Services	L+5.25% (6.25%), 6/30/2022	13,359	13,170	13,009	0.8%
SunGard Availability Services Capital, Inc.(aa) 680 East Swedesford Road Wayne, PA 19087	IT Services	L+5.00% (6.00%), 3/31/2019	8,827	8,767	7,624	0.5%
Taqua, LLC(ai) 740 E. Campbell Road Richardson, TX 75081	Wireless Telecommunication Services	L+13.50%, 7/31/2019	13,300	13,109	12,933	0.8%
Tax Defense Network, LLC(j)(z)(aj) 13901 Sutton Park Drive South Jacksonville, FL 32224	Diversified Consumer Services	L+7.50% (8.50%), 8/28/2019	26,117	25,726	25,886	1.6%
The Tennis Channel Holdings, Inc.(ab)(ai) 2850 Ocean Park Blvd. Santa Monica, CA 90405	Media	L+8.50% (8.88%), 5/29/2017	16,031	15,852	16,000	1.0%
Total Outdoor Holdings Corp. 414 Stewart St. Seattle, WA 98101	Media	L+11.00% (12.00%), 8/28/2019	13,000	12,809	13,271	0.8%
Transportation Insight, LLC(z)(aj) 328 1st Avenue Northwest Hickory, NC 28601	Air Freight & Logistics	L+5.50% (6.50%), 9/30/2019	21,049	20,801	20,495	1.3%
Trojan Battery Company, LLC 12380 Clark St. Santa Fe Springs, CA 90670	Auto Components	L+4.75% (5.75%), 6/12/2021	10,093	10,013	9,941	0.6%
Turning Tech LLC(z)(aj)(am) 255 West Federal Street Youngstown, OH 44503	Software	L+8.75% (9.08%), 6/30/2020	26,250	25,814	25,772	1.6%
Twenty Eighty, Inc. (fka Miller Heiman, Inc.) 10509 Professional Circle Reno, NV 89521	Media	L+5.75% (6.75%), 9/30/2019	19,645	19,153	17,287	1.1%
United Central Industrial Supply Company, LLC(z)(aa) 1241 Volunteer Parkway Bristol, TN 37620	Commercial Services & Supplies	L+6.25% (7.50%), 10/9/2018	8,730	8,651	6,111	0.4%
VetCor Professional Practices LLC(m)(z) 350 Lincoln Place Hingham, MA 02043	Diversified Consumer Services	L+6.00% (7.00%), 4/20/2021	13,197	13,078	12,998	0.8%
Sub Total Senior Secured First Lien Debt				$1,461,343	$1,405,868	87.3%
Senior Secured Second Lien Debt – 21.7%(b)
Ability Networks Inc.(ab) 100 North 6th St. Minneapolis, MN 55403	Health Care Providers & Services	L+8.25% (9.25%), 5/16/2022	12,050	11,954	11,809	0.7%
Appriss Holdings, Inc.(aj) 10401 Linn Station Road Louisville, KY 40223	IT Services	L+8.25% (9.25%), 5/21/2021	19,650	19,398	19,337	1.2%

Portfolio Company(q)	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Asurion LLC 500 Somerset Corporate Blvd Bridgewater, NJ 08807	IT Services	L+7.50% (8.50%), 3/3/2021	10,000	9,156	8,475	0.5%
Boston Market Corporation(ab)(aj) 14103 Denver W Pkwy Golden, CO 80401	Hotels, Restaurants & Leisure	L+7.63% (8.63%), 12/16/2018	24,601	24,365	24,599	1.5%
BrandMuscle Holdings Inc. 233 S Wacker Drive, Suite 5500 Chicago, IL 60606	Internet Software & Services	L+8.50% (9.50%), 6/1/2022	32,000	31,368	31,360	1.9%
Cayan Holdings(aj) 1 Federal Street, 2nd Floor Boston, MA 02110	IT Services	L+8.50% (9.50%), 3/24/2022	20,000	19,517	19,550	1.2%
CIG Financial, LLC(a)(ah)(aj) 6 Executive Circle Irvine, CA 92614	Consumer Finance	10.50%, 6/30/2019	15,000	14,895	14,321	0.9%
CPX Interactive Holdings, LP(ai) 1441 Broadway New York, NY 10018	Media	L+10.00% (13.00%), 3/26/2018	20,618	19,785	17,660	1.1%
CREDITCORP(ab) 537 Inman St. W. Cleveland, TN 37311	Consumer Finance	12.00%, 7/15/2018	13,250	13,199	8,596	0.5%
Epic Health Services, Inc.(aj) 5220 Spring Valley Road, Dallas, TX 75254	Health Care Providers & Services	L+8.25% (9.25%), 8/17/2021	12,333	12,172	12,137	0.8%
High Ridge Brands Co.(ab)(aj) 5 High Ridge Park Road Stamford, CT 06905	Personal Products	L+8.50% (9.50%), 4/11/2020	22,500	22,259	22,434	1.5%
Interblock USA L.C.(ab)(aj) 711 Pilot Road Las Vegas, NV, 89119	Electronic Equipment, Instruments & Components	L+8.75% (9.75%), 3/28/2018	23,000	22,741	22,351	1.5%
J. C. Bromac Corporation (dba EagleRider, Inc.)(aj)(ap) 11860 S. La Cienega Blvd. Los Angeles, CA 90250	Hotels, Restaurants & Leisure	L+9.00% (10.00%), 8/11/2019	14,975	14,817	14,958	0.9%
K&N Engineering, Inc.(ab) 1455 Curtis St. Riverside, CA 92507	Specialty Retail	L+8.63% (9.63%), 7/11/2020	13,000	12,779	12,417	0.8%
Linc Energy Finance USA, Inc.(e)(t)(ab) 1000 Louisiana St. Houston, TX 77002	Oil, Gas & Consumable Fuels	12.50%, 10/31/2017	9,000	8,914	1,475	0.1%
NCP Finance Limited Partnership(aa)(ab) 100 East Third St. Dayton, OH 45402	Consumer Finance	L+9.75% (11.00%), 10/1/2018	17,599	17,485	16,367	1.0%
Prime Security Services Borrower, LLC(aa) 1267 Windham Parkway Romeoville, IL 60446	Commercial Services & Supplies	L+8.75% (9.75%), 7/1/2022	12,500	12,325	11,813	0.7%
Rx30 HoldCo, Inc.(aj) 788 Montgomery Ave. Ocoee, FL 34761	HealthCare Technology	L+8.25% (9.25%), 6/15/2022	11,500	11,288	11,242	0.7%
Sage Automotive Holdings, Inc.(aj) 3 Research Drive Greenville, SC 29607	Auto Components	L+8.00% (9.00%), 10/8/2021	13,000	12,892	12,740	0.8%
Schulman Associates Institutional Review Board, Inc.(aj) 4445 Lake Forest Drive Cincinnati, OH 45242	Life Sciences Tools & Services	L+8.00% (9.00%), 6/3/2021	17,000	16,716	16,292	1.0%
Stratose Intermediate Holdings II, LLC(aj) 2 Concourse Parkway, Suite 300 Atlanta, GA 30328	HealthCare Providers & Services	L+9.50% (10.50%), 12/30/2021	10,000	9,908	9,900	0.6%
U.S. Auto(aj) 2705 Atlanta Hwy Athens, GA 30606	Diversified Consumer Services	L+10.50% (11.50%), 6/8/2020	30,000	29,532	29,205	1.8%
Sub Total Senior Secured Second Lien Debt				$367,465	$349,038	21.7%
Subordinated Debt - 5.7%(b)
Gold, Inc.(ab) 18245 East 40th Avenue Aurora, CO 80011	Textiles, Apparel & Luxury Goods	11.00%, 6/30/2019	12,163	12,028	11,730	0.7%
Park Ave RE Holdings, LLC(d)(o)(ai) 200 North Tryon St. Charlotte, NC 28202	Real Estate Management & Development	L+8.00% (13.00%), 12/29/2017	35,192	35,192	35,192	2.2%

Portfolio Company(q)	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Steel City Media(ai)(aj) 650 Smithfield Street Pittsburgh, PA 15222	Media	14.00%, 3/29/2020	20,577	20,236	19,878	1.2%
Visionary Integration Professionals, LLC(ab)(ai) 80 Iron Point Circle Folsom, CA 95630	IT Services	17.00%, 12/3/2018	13,148	12,386	10,663	0.7%
Xplornet Communications, Inc.(a)(ai) 300 Lockhart Mill Road Woodstock, NB Canada E7M 6B5	Diversified Telecommunication Services	13.00%, 10/25/2020	12,864	12,864	12,974	0.8%
Zimbra, Inc.(e)(t) 3000 Internet Blvd. Frisco, TX 75034	Software	12.00%, 7/10/2018	1,203	1,203	1,835	0.1%
Sub Total Subordinated Debt				$93,909	$92,272	5.7%
Collateralized Securities – 16.4%(b)
Collateralized Securities — Debt Investment
Fifth Street Senior Loan Fund I, LLC - 1A Class F(a)(p) 10 Bank Street White Plains, NY 10606	Diversified Investment Vehicles	L+7.50%, 1/19/2027	10,728	8,938	8,523	0.5%
Collateralized Securities – Equity Investment
B&M CLO 2014-1, LTD. Subordinated Notes(a)(p)(ao) 333 South Hope St. Los Angeles, CA 90071	Diversified Investment Vehicles	8.05%, 4/16/2026	40,250	25,816	19,169	1.1%
CVP Cascade CLO, LTD. Subordinated Notes(a)(p)(ao) 49 West Putnam Avenue Greenwich, CT 06830	Diversified Investment Vehicles	3.38%, 1/16/2026	31,000	15,193	11,114	0.7%
CVP Cascade CLO-2, LTD. Subordinated Notes(a)(e)(p)(ao) 49 West Putnam Avenue Greenwich, CT 06830	Diversified Investment Vehicles	7/18/2026	35,250	19,014	12,216	0.8%
Fifth Street Senior Loan Fund I, LLC – 2015-1A Subordinated Notes(a)(p)(ao) 10 Bank Street White Plains, NY 10606	Diversified Investment Vehicles	11.30%, 1/19/2027	31,575	26,739	23,566	1.5%
Figueroa CLO 2014-1, LTD. Subordinated Notes(a)(p)(ao) 865 South Figueroa St. Los Angeles, CA 90017	Diversified Investment Vehicles	3.77%, 1/15/2027	35,057	24,459	16,112	1.0%
MidOcean Credit CLO II, LLC(a)(p)(ao) 320 Park Avenue New York, NY 10022	Diversified Investment Vehicles	11.87%, 1/29/2025	37,600	27,719	23,603	1.5%
MidOcean Credit CLO III, LLC(a)(p)(ao) 320 Park Avenue New York, NY 10022	Diversified Investment Vehicles	11.96%, 7/21/2026	40,250	29,131	23,748	1.5%
MidOcean Credit CLO IV, LLC(a)(p)(ao) 320 Park Avenue New York, NY 10022	Diversified Investment Vehicles	16.51%, 4/15/2027	21,500	17,649	14,212	0.9%
NewStar Arlington Senior Loan Program LLC Subordinated Notes(a)(p)(ao) 500 Boylston St. Boston, MA 02116	Diversified Investment Vehicles	14.77%, 7/25/2025	31,603	27,200	24,461	1.5%
Ocean Trails CLO V, LTD.(a)(p)(ao) 633 West 5th St. Los Angeles, CA 90071	Diversified Investment Vehicles	11.64%, 10/13/2026	40,518	31,488	25,957	1.6%
OFSI Fund VI, Ltd. Subordinated Notes(a)(p)(ao) 2850 West Golf Road Rolling Meadows, IL 60008	Diversified Investment Vehicles	7.63%, 3/20/2025	38,000	24,510	20,205	1.3%
Related Fee Agreements(a)(p)(s)	Diversified Investment Vehicles		—	13,805	12,674	0.8%
Silver Spring CLO, Ltd.(a)(e)(p)(ao) 281 Tresser Blvd. Stamford, CT 06901	Diversified Investment Vehicles	10/16/2026	31,500	22,286	12,269	0.8%
WhiteHorse VIII, Ltd. CLO Subordinated Notes(a)(p)(ao) 200 Crescent Court Dallas, TX 75201	Diversified Investment Vehicles	8.28%, 5/1/2026	36,000	21,587	13,955	0.9%
Sub Total Collateralized Securities				$335,534	$261,784	16.4%
Equity/Other – 12.6%(b)

Portfolio Company(q)	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Basho Technologies, Inc. – Series G Senior Participating Preferred Stock Warrant(e) 10900 NE 8th Street Bellevue, WA 98004	Software		306	—	16	—%
Basho Technologies, Inc. – Series G Senior Preferred Stock(3) 10900 NE 8th Street Bellevue, WA 98004	Software		2,000	2,000	2,322	0.1%
Carlyle GMS Finance, Inc.(a)(i) 520 Madison Avenue New York, NY 10022	Diversified Investment Vehicles	Diversified	5,274	5,274	4,883	0.3%
CPX Interactive Holdings, LP – Series A Convertible PreferredShares(e)(u) 1441 Broadway New York, NY 10018	Media	8.00%	6,000	6,000	5,370	0.3%
CPX Interactive Holdings, LP – Warrants(e)(u) 1441 Broadway New York, NY 10018	Media		317	1,087	—	—%
Danish CRJ LTD.(a)(e)(p)(r) Fitzwilliam Place Dublin 2, Ireland	Aerospace & Defense		5	1	1,034	0.1%
Evolution Research Group – Preferred Equity(e) 12 New Providence Road Watchung, NJ 07069	Health Care Providers & Services	8.00%	500	500	409	—%
Greenwave Holdings, Inc. – Series C Preferred Stock Warrant(3) 39 Parker, Suite 100 Irvine, CA 92618	Internet Software &Services		172	—	—	—%
HIG Integrity Nutraceuticals(e)(o)(u) 3005 Parkfield Loop South Spring Hill, TN 37174	Food Products		2	1,630	—	—%
Integrity Nutraceuticals(e)(o) 3005 Parkfield Loop South Spring Hill, TN 37174	Food Products		25	—	—	—%
Kahala Ireland OpCo Limited – Common Equity(a)(e)(o)(y) Fitzwilliam Place Dublin 2, Ireland	Aerospace & Defense		—	—	29,428	1.8%
Kahala Ireland OpCo Limited – Profit Participating Note(a)(e)(o)(y) Fitzwilliam Place Dublin 2, Ireland	Aerospace & Defense		3,250	3,065	3,250	0.2%
Kahala US OpCo LLC(e)(o)(x) Fitzwilliam Place Dublin 2, Ireland	Aerospace & Defense	13.00%	4,413	4,444	4,136	0.3%
MBLOX Inc. – Warrants(e) 1901 S. Bascom Avenue Campbell, CA 95008	Internet Software & Services		1,531	—	—	—%
NexSteppe Inc. Series C Preferred Stock Warrant(e) 400 East Jamie Court, South San Francisco, CA 94080	Chemicals		177	500	447	—%
NMFC Senior Loan Program I,LLC(a)(p) 787 7th Avenue New York, NY 10019	Diversified Investment Vehicles		50,000	50,000	45,994	3.0%
Orchid Underwriters Agency, LLC – Preferred Shares(e)(u) 1201 19th Place Vero Beach, FL 32960	Insurance		5	500	684	—%
Orchid Underwriters Agency, LLC – Common Shares(e)(u) 1201 19th Place Vero Beach, FL 32960	Insurance		5	—	—	—%
Park Ave RE Holdings, LLC – Common Shares(e)(o)(w) 200 North Tryon St. Charlotte, NC 28202	Real Estate Management & Development		1	587	8,115	0.5%
Park Ave RE Holdings, LLC – Preferred Shares(o)(w) 200 North Tryon St. Charlotte, NC 28202	Real Estate Management & Development	8.00%	47	23,645	23,645	1.5%

Portfolio Company(q)	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
PennantPark Credit OpportunitiesFund II, LP(a)(g)(p) 590 Madison Avenue New York, NY 10022	Diversified Investment Vehicles		8,686	8,686	9,082	0.6%
SkyCross Inc. – Warrants(e) 7302 Putter Lane San Antonio, Texas 78244	Electronic Equipment, Instruments & Components		2,254	—	—	—%
South Grand MM CLO I, LLC(a)(p)(ag) 1301 Avenue of the Americas New York, NY 10019	Diversified Investment Vehicles		29,524	29,095	29,155	1.9%
Squan Holding Corp. – Class ACommon Stock(e)(u) 329 Harold Avenue Englewood, NJ 07631	Diversified Telecommunication Services		1,150	12	—	—%
Squan Holding Corp. - Series A Preferred Stock(e)(u) 329 Harold Avenue Englewood, NJ 07631	Diversified Telecommunication Services		1	1,139	—	—%
Tax Defense Network, LLC(e)(u) 13901 Sutton Park Drive South Jacksonville, FL 32224	Consumer Services		425	425	888	0.1%
Tennenbaum Waterman Fund, L.P.(a) 2951 28th St. Santa Monica, CA 90405	Diversified Investment Vehicles		10,000	10,000	10,338	0.6%
The SAVO Group, Ltd. – Warrants(e) 155 N. Upper Wacker Dr Chicago, IL 60606	Internet Software & Services		138	—	—	—%
THL Credit Greenway Fund II LLC(a)(p) 100 Federal St. Boston, MA 02110	Diversified Investment Vehicles		16,902	16,902	16,910	1.0%
U.S. Auto Series A Common Units(e) 2705 Atlanta Hwy Athens, GA 30606	Diversified Consumer Services		10	10	237	—%
U.S. Auto Series A Preferred Units(e) 2705 Atlanta Hwy Athens, GA 30606	Diversified Consumer Services		1	490	403	—%
Visionary Integration Professionals, LLC – Warrants(e)(u) 80 Iron Point Circle Folsom, CA 95630	IT Services		657	910	—	—%
World Business Lenders, LLC(e) 120 West 45th St. New York, NY 10036	Consumer Finance		923	3,750	4,733	0.3%
Xplornet Communications, Inc. – Diversified TelecommunicationWarrants(a)(e) 300 Lockhart Mill Road Woodstock, NB Canada E7M 6B5	Services		10	—	759	—%
Zimbra, Inc. – Warrants (Third Lien Bridge Note)(e) 3000 Internet Blvd. Frisco, TX 75034	Software		1,000	—	81	—%
Sub Total Equity/Other				$170,652	$202,319	12.6%
TOTAL INVESTMENTS – 143.7%(b)				$2,428,903	$2,311,281	143.7%

(a)	All of the Company's investments, except the investments noted by this footnote, are in eligible portfolio companies, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Eligible assets represent 74.9% of the Company's total assets.
(b)	Percentages are based on net assets of $1,610.49 million as of December 31, 2015.
(c)	The fair value of investments with respect to securities for which market quotations are not readily available is determined in good faith by the Company's board of directors as required by the 1940 Act. (See Note 3 to the consolidated financial statements).
(d)	As of December 31, 2015, the company elected to pay cash interest, noting the company has the option to elect a portion of the interest to be PIK.
(e)	Non-income producing at December 31, 2015.
(f)	The Company has committed to fund a revolver term loan of $0.9 million in RVNB Holdings, Inc. The remaining commitment as of December 31, 2015 was $0.4 million.

(g)	The investment is subject to a three year lock-up restriction on withdrawals in year 4.
(h)	The Company has committed to fund a revolver term loan of $5.0 million in Icynene US Acquisition Corp. The remaining commitment as of December 31, 2015 was $5.0 million.
(i)	The Company has committed to fund $10.0 million in Carlyle GMS Finance, Inc. The remaining commitment as of December 31, 2015 was $4.7 million.
(j)	The Company has committed to fund a delayed draw term loan of $5.0 million in Tax Defense Network, LLC. The remaining commitment as of December 31, 2015 was $2.0 million.
(k)	The Company has committed to fund a delayed draw term loan of $2.6 million in ECI Acquisition Holdings, Inc. The remaining commitment as of December 31, 2015 was $1.8 million.
(l)	The Company has committed to fund a revolver term loan of $2.0 million in Motion Recruitment Partners, LLC. The remaining commitment as of December 31, 2015 was $2.0 million.
(m)	The Company has committed to fund a delayed draw term loan of $5.0 million in VetCor Professional Practices LLC. The remaining commitment as of December 31, 2015 was $1.8 million.
(n)	The Company has committed to fund a delayed draw term loan of $1.4 million in Squan Holding Corp. The remaining commitment as of December 31, 2015 was $0.3 million.
(o)	The Company's investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company.
(p)	The Company's investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities.
(q)	The Company's investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act,“Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments. The Company classifies all investments within the Consolidated Schedule of Investments which are not classified as Control Investments or Affiliated Investments as Non-affiliated Investments.
(r)	The Company's investment is held through the Consolidated Holding Company, Kahala Aviation Holdings, LLC, which owns 49% of the operating company, Danish CRJ LTD.
(s)	Related Fee Agreements consists of one investment with a fair value of $995 thousand that is classified as a Non-affiliated Investment and six investments with a total fair value of $11,679 thousand that are classified as Affiliated Investments.
(t)	The investment is on non-accrual status as of December 31, 2015.
(u)	Investments are held in the taxable wholly-owned, consolidated subsidiary, 54th Street Equity Holdings, Inc.
(v)	The Company has committed to fund a delayed draw term loan of $5.0 million in National Technical Systems, Inc. The remaining commitment as of December 31, 2015 was $5.0 million.
(w)	The Company's investment is held through the consolidated subsidiary, Park Ave RE, Inc., which owns 100% of the equity of the operating company, Park Ave RE Holdings, LLC.
(x)	The Company's investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala Aviation US, Inc. which own 100% of the equity of the operating company, Kahala US OpCo LLC.
(y)	The Company's investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala LuxCo, which own 100% of the equity of the operating company, Kahala Ireland OpCo LLC.
(z)	The Company's investment or a portion thereof is pledged as collateral under the Wells Fargo Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(aa)	The Company's investment or a portion thereof is pledged as collateral under the Citi Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(ab)	The Company's investment or a portion thereof is pledged as collateral under the Deutsche Bank Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(ac)	The Company has committed to fund a delayed draw term loan of $5.0 million in Icynene US Acquisition Corp. The remaining commitment as of December 31, 2015 was $5.0 million.
(ad)	The Company has committed to fund a delayed draw term loan of $20.2 million in ERG Holding Company. The remaining commitment as of December 31, 2015 was $16.4 million.
(ae)	The Company has committed to fund a delayed draw term loan of $2.2 million in InMotion Entertainment Group, LLC. The remaining commitment as of December 31, 2015 was $1.8 million.

(af)	The Company has committed to fund a delayed draw term loan of $5.6 million in Orchid Underwriters Agency, LLC. The remaining commitment as of December 31, 2015 was $5.6 million.
(ag)	The Company has committed to fund $35.0 million in South Grand MM CLO I, LLC. The remaining commitment as of December 31, 2015 was $5.5 million.
(ah)	The Company has committed to fund a delayed draw term loan of $5.0 million in CIG Financial, LLC. The remaining commitment as of December 31, 2015 was $5.0 million.
(ai)	For year ended December 31, 2015, the following investments paid or have the option to pay all or a portion of interest and dividends via payment-in-kind (“PIK”):

Portfolio Company	Investment Type	Cash	PIK	All-in Rate
Basho Technologies, Inc.	Senior Secured First Lien Debt	10.00%	3.00%	13.00%
Greenwave Holdings, Inc.	Senior Secured First Lien Debt	10.00%	3.00%	13.00%
Integrity Nutraceuticals, Inc.	Senior Secured First Lien Debt	10.50%	1.00%	11.50%
Kahala Ireland OpCo LLC	Senior Secured First Lien Debt	—%	13.00%	13.00%
Kahala US OpCo LLC	Senior Secured First Lien Debt	—%	13.00%	13.00%
NexSteppe Inc.	Senior Secured First Lien Debt	10.00%	3.00%	13.00%
PeopLease Holdings, LLC	Senior Secured First Lien Debt	14.00%	—%	14.00%
The Tennis Channel Holdings, Inc.	Senior Secured First Lien Debt	6.88%	2.00%	8.88%
Taqua, LLC	Senior Secured First Lien Debt	10.50%	3.00%	13.50%
CPX Interactive Holdings, LP	Senior Secured Second Lien Debt	11.00%	2.00%	13.00%
Park Ave RE Holdings, LLC	Subordinated Debt	13.00%	—%	13.00%
Steel City Media	Subordinated Debt	12.00%	2.00%	14.00%
Visionary Integration Professionals, LLC	Subordinated Debt	—%	17.00%	17.00%
Xplornet Communications, Inc.	Subordinated Debt	—%	13.00%	13.00%
(aj)	The Company's investment or a portion thereof is pledged as collateral under the UBS Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(ak)	For equity investments in Collateralized Securities, the effective yield is presented in place of the investment coupon rate for each investment. Refer to footnote (ao) for a further description of an equity investment in a Collateralized Security.
(al)	The Company has committed to fund a revolver term loan of $2.5 million in Pure Barre, LLC. The remaining commitment as of December 31, 2015 was $2.5 million.
(am)	The Company has committed to fund a revolver term loan of $6.0 million in Turning Tech LLC. The remaining commitment as of December 31, 2015 was $4.0 million.
(an)	The Company has committed to fund a delayed draw term loan of $3.5 million in Hanna Anderson, LLC. The remaining commitment as of December 31, 2015 was $2.9 million.
(ao)	The Company’s investment is considered an equity investment in a Collateralized Security. Equity investments represent the Collateralized Security’s tranche that is entitled to recurring distributions which are generally equal to the residual cash flow of the payments made by the investment’s underlying securities less contractual payments to debt holders and expenses.
(ap)	The Company has committed to fund a $10.8 million in PennantPark Credit Opportunities Fund II, LP. The remaining commitment as of December 31, 2015 was $1.6 million.
(aq)	The Company has committed to fund a revolver term loan of $5.0 million in Amteck, LLC. The remaining commitment as of December 31, 2015 was $5.0 million.
(ar)	The Company has committed to fund a delayed draw term loan of $1.1 million in Ascensus, Inc. The remaining commitment as of December 31, 2015 was $1.1 million.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The board of directors currently has an audit committee, a compensation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors.

Board of Directors and Executive Officers

Our board of directors consists of five members, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act of 2002.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors.

Name	Age	Director Since	Expiration of Current Term
Interested Directors
Peter M. Budko	55	2014	2016 Annual Meeting
Edward M. Weil, Jr.	49	2015	2016 Annual Meeting
Independent Directors
Leslie D. Michelson	64	2011	2016 Annual Meeting
Randolph C. Read	62	2014	2016 Annual Meeting
Edward G. Rendell	71	2011	2016 Annual Meeting

Executive Officers and Chief Compliance Officer

The following persons serve as our executive officers and Chief Compliance Officer:

Name	Age	Position(s) Held with the Company	Officer Since
Peter M. Budko	55	Chairman and Chief Executive Officer	2010
James A. Fisher	55	President and Chief Operating Officer	2015
Corinne D. Pankovcin	48	Chief Financial Officer, Treasurer and Secretary	2015
Guy F. Talarico	59	Chief Compliance Officer	2016

The address for each director and officer of the Company is c/o Business Development Corporation of America, 405 Park Avenue, 14th Floor, New York, NY 10022.

Biographical Information

Interested Directors:

Peter M. Budko has served as a director and chairman of the board of directors of our company since December 2014, chief executive officer of our company since November 2014, and has served president of our company from April 2012 until November 2014 and as the chief operating officer of the company from January 2011 until November 2014. Mr. Budko has served as the chief executive officer of our Adviser since June 2010. He also served as the chief investment officer of our company from May 2010 until April 2012. Mr. Budko has also served as president and chief operating officer of Business Development Corporation of America II, or BDCA II, and as chief executive officer of its adviser since May 2014, as BDCA II’s chief executive officer since November 2014, as an executive officer of ARC RFT and ARC RFT’s advisor since their formation in November 2012, and as chief investment officer and a director of RCS Capital Corporation (“RCAP”) since February 2013. Mr. Budko has been a principal and a member of the investment committee of the adviser to BDCA Venture, Inc. (a publicly-listed BDC), or BDCV, BDCA Venture Adviser, LLC, or BDCV Adviser, since July 2014. Mr. Budko was a founding partner of our Sponsor and serves or has served in various executive capacities among other public, non-traded investment programs currently or formerly sponsored by our Sponsor. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets from 1997 to 2006. As head of this group, Mr. Budko had responsibility for a diverse platform of structured financial and credit products, including commercial asset securitization; net lease credit financing and acquisitions; structured tax free asset exchange solutions and qualified intermediary services for real estate exchange investors. While at Wachovia, Mr. Budko acquired over $5 billion of assets. From 1987 to 1997, Mr. Budko worked in the Private Placement and Corporate Real Estate Finance Groups at NationsBank Capital Markets (predecessor to Bank of America Securities), becoming head of the Corporate Real Estate Finance group in 1990. Within the Private Placement group, Mr. Budko was responsible for the origination, structuring and placement of highly structured debt offerings by corporate issuers within NationsBank. Mr. Budko received a B.A. in Physics from the University of North Carolina.

We believe that Mr. Budko’s current experience as an executive officer of our company, the Adviser, BDCA II and its adviser, BDCV Adviser, ARC RFT and ARC RFT’s advisor, as an executive officer and director of RCAP, as founding partner of our Sponsor and his experience in various executive capacities among other public, non-traded investment programs currently or formerly sponsored by our Sponsor, and significant prior financial services experience, make him well qualified to serve as our chairman of our board of directors.

Edward M. Weil, Jr., 49, has served as a director of our company since December 2015. Mr. Weil has served as chairman of the board of directors of American Finance Trust, Inc. (“AFIN”) and as chief executive officer and president of AFIN, the AFIN advisor and the AFIN property manager since November 2015. Mr. Weil also previously served as an executive officer of AFIN, the AFIN advisor and the AFIN property manager from their formation in January 2013 until November 2014, and served as a director of AFIN from January 2013 to September 2014. Mr. Weil has served as chief executive officer and president and chairman of the board of directors of American Realty Capital — Retail Centers of America, Inc. (“ARC RCA”) and the ARC RCA advisor since December 2015, and previously served as an executive officer of ARC RCA and the ARC RCA advisor from their formation in July 2010 and May 2010, respectively, until November 2014. Mr. Weil has served as executive chairman of the board of directors of American Realty Capital Global Trust II, Inc. (“ARC Global II”) since November 2015, and previously served as an executive officer of ARC Global II, the ARC Global II advisor and the ARC Global II property manager from their respective formations in April 2014 until October 2014. Mr. Weil has served as executive chairman of the board of directors of American Realty Capital Healthcare Trust III, Inc. (“ARC HT III”) since November 2015, and previously served as an executive officer of ARC HT III, the ARC HT III advisor and ARC HT III property manager from their respective formations in April 2014 until November 2014.

Mr. Weil previously served as chairman of Realty Capital Securities, LLC (“RCS”), the dealer manager of the Company’s initial public offering, from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as an executive officer of American Realty Capital

Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil served as an executive officer of New York REIT, Inc. (“NYRT”), the NYRT property manager and the NYRT advisor from their formation in October 2009 until November 2014. Mr. Weil served as an executive officer of American Realty Capital Healthcare Trust, Inc. (“ARC HT”), the ARC HT advisor and the ARC HT property manager from their formation in August 2010 until January 2015 when ARC HT closed its merger with Ventas, Inc. Mr. Weil served as a director of American Realty Capital Trust III, Inc. (“ARCT III”) beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with VEREIT, Inc., formerly known as American Realty Capital Properties, Inc. (“VEREIT”) in February 2013. Mr. Weil served as an executive officer of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”), the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010 until November 2014, as a director of ARC DNAV from September 2010 until August 2014, and again as an executive officer of ARC DNAV from November 2015 until its dissolution and liquidation in April 2016. Mr. Weil served as a director of VEREIT from March 2012 until June 2014. Mr. Weil also served as an executive officer of VEREIT from its formation in December 2010 until February 2013. Mr. Weil served as an executive officer of Global Net Lease, Inc. (“GNL”), the GNL advisor and the GNL property manager from their formation in July 2011, July 2011 and January 2012, respectively, until October 2014 and served as a director of GNL from May 2012 to September 2014. Mr. Weil served as the president, chief operating officer, treasurer and secretary of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 until the close of ARCT IV’s merger with VEREIT in January 2014. Mr. Weil served as a director of ARCT IV from January 2014 until the close of its merger with VEREIT in January 2014. Mr. Weil served as the president, treasurer and secretary of Healthcare Trust, Inc. (“HTI”), the HTI advisor and the HTI property manager since their formation in October 2012 until November 2014, and served as their chief operating officer from October 2012 through March 2014. Mr. Weil served as the president, treasurer and secretary of Realty Finance Trust, Inc. (“RFT”) and its advisor from November 2012 until January 2013. Mr. Weil served as president, chief operating officer, treasurer and secretary of the Phillips Edison Grocery Center REIT II, Inc. advisor from July 2013 until October 2014. Mr. Weil has served as a member of the board of directors of the American Realty Capital Hospitality Trust, Inc. sub-property manager from August 2013 until November 2014. Mr. Weil served as chief executive officer and president of the general partner of American Energy Capital Partners — Energy Recovery Program, LP from its formation in October 2013 until November 2014. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 and served as president, treasurer, and secretary of RCAP from February 2013 until November 2015 and as chief executive officer from September 2014 until November 2015. Mr. Weil also served as president, treasurer, secretary and a director of RCAP since February 2013 and as chief executive officer since September 2014. Mr. Weil previously served as an executive officer of American Realty Capital — Retail Centers of America II, Inc. (“ARC RCA II”) and the RCA II advisor from April 2014 until November 2014.

Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust (“ARFT”) from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses.

Independent Directors:

Leslie D. Michelson was appointed as an independent director of the Company in January 2011. Mr. Michelson also has served as an independent director of BDCA II since August 2014, of BDCV since June 2014 and of Realty Capital Income Funds Trust, or RCIFT, a family of mutual funds advised by an affiliate of our Sponsor, since April 2013. Mr. Michelson served as an independent director from ARC HT since January 2011 until July 2012 and as lead independent director from July 2012 until January 2015.

Mr. Michelson served as an independent director of ARCT from January 2008 until the close of its merger with Realty Income Corporation in January 2013. Mr. Michelson was appointed as lead independent director of ARCT in July 2012. Mr. Michelson served as an independent director of ARC RCA from March 2012 until October 2012. Mr. Michelson also has served as an independent director of ARCP from October 2012 until April 2015. Mr. Michelson was appointed as lead independent director of RFT in January 2013 and served as such until November 2014. Mr. Michelson served as an independent director of ARC DNAV from August 2011 until February 2012 and served as a director of NYRT from October 2009 until August 2011. Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer-based primary care medical practice management company since April 2007. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its Board of Directors from January 2002 until April 2013. Mr. Michelson served on the Board of Directors of Catellus Development Corp., or Catellus, from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the Audit Committee of the Board of Directors, of Catellus for 5 years and served at various times as the chairman of the Audit Committee and the Compensation Committee. From April 2001 to April 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson has been a director of Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, an AMEX-traded special purpose acquisition company, from 2007 to 2009, and of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001, and of Landmark Imaging, a privately held diagnostic imaging and treatment company from 2007 to 2010. Also since June 2004 and through the present, he has been and is a director and vice chairman of ALS-TDI, a philanthropic organization dedicated to curing Amyotrophic Lateral Sclerosis (“ALS”), commonly known as Lou Gehrig’s disease. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.

We believe that Mr. Michelson’s current experience as an independent director of our company, BDCA II, BDCV and RCIFT; his previous experience as lead independent director of ARC HT and as a member of the Board of Directors of ARC DNAV, ARC RCA, ARCT, NYRT and RFT and Catellus and his legal education make him well qualified to serve as a member of our Board of Directors.

We believe that Mr. Michelson’s current experience as lead independent director of ARC HT and RFT; his previous experience as a member of the board of directors of ARC DNAV, NYRT, ARC RCA and ARCT, and Catellus Development Corp. and his legal education make him well qualified to serve as a member of our Board of Directors.

Randolph C. Read was appointed an independent director of our company in December 2014. Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC since 2009. From 2007 to 2009 Mr. Read served with The Greenspun Corporation, lastly as Executive Director and President, whose companies included its wholly owned subsidiary American Nevada Realty. Mr. Read has previously served as President of a variety of other companies, including International Capital Markets Group, Inc. Mr. Read serves on the Board of Directors of American Realty Capital Healthcare Trust II, Inc., or ARC HCT II, NYRT and Pacific Millennium Packaging Group Corporation (China) and the advisory board of the Flying Food Group, LLC and has previously served on a number of public and private company boards. He has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University.

We believe that Mr. Read’s current and prior business experience described above and his leadership qualities make him well-qualified to serve as a member of our Board of Directors.

Edward G. Rendell was appointed as an independent director of our company in January 2011. Governor Rendell also served as an independent director of ARCT III from March 2012 until the close of its merger with ARCP in February 2013 and as an independent director of ARC RCA since October 2012. Governor Rendell served as an independent director of ARCP from July 2011 until October 2012 and February 2013 until April 2015. Mr. Rendell was appointed as an independent director of ARC Global in May 2012. Governor Rendell also served as an independent director of ARC HT from January 2011 until March 2012. Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. As the Governor of the Commonwealth of Pennsylvania, he served as the chief executive of the nation’s 6th most populous state and oversaw a budget of $28.3 billion. He also served as the Mayor of Philadelphia from January 1992 through January 2000. As the Mayor of Philadelphia, he eliminated a $250 million deficit, balanced the city’s budget and generated five consecutive budget surpluses. He was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986. In 1986 he was a candidate for governor of the Commonwealth of Pennsylvania. In 1987, he was a candidate for the mayor of Philadelphia. From 1988 through 1991, Governor Rendell was an attorney at the law firm of Mesirov, Gelman and Jaffe. From 2000 through 2002, Governor Rendell was an attorney at the law firm of Ballard Spahr. Governor Rendell worked on several real estate transactions as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.

We believe that Governor Rendell’s current experience as an independent director of ARC RCA and ARC Global, his prior experience as an independent director of ARCT III and ARC HT, his over thirty years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia, including his experience in overseeing the acquisition and management of Pennsylvania’s real estate development transactions, including various state hospitals, make him well qualified to serve as a member of our Board of Directors.

Executive Officers (who are not directors) and Chief Compliance Officer:

James A. Fisher has served as President and Chief Operating Officer of the Company since November 2015. Mr. Fisher joined our Adviser in March 2013 as Managing Director and Head of Middle Market Investing. Mr. Fisher’s lending and investing career in the middle market spans 34 years with experience leading businesses with both senior and junior debt products. He began his career in 1981 at JPMorgan Chase, spending 22 years in the Firm’s Middle Market Banking Group. He was ultimately the Senior Vice President and Division Executive in charge of the Bank’s Middle Market Structured Finance Division. Mr. Fisher’s Division at JPMorgan Chase consisted of the bank’s three specialized lending groups: Middle Market Leveraged Finance, Business Credit (asset based lending), Leasing (equipment and vendor finance), in addition to the bank’s Middle Market M&A team. Mr. Fisher had been a founding member of the bank’s Middle Market Leveraged Finance Group in 1989. After leaving JPMorgan Chase in 2003, Mr. Fisher joined Callidus Capital Management, a CLO leveraged loan manager and a portfolio company of Allied Capital, as a partner and member of the Investment Committee. Mr. Fisher had responsibility, for starting, building and running Callidus Capital Finance, which was Callidus Capital Management’s middle market leveraged loan business. This business ultimately became Allied Capital Finance. Mr. Fisher received a B.A. in Economics from Union College in 1981 and completed Stanford University’s Executive Program in 1997.

Corinne D. Pankovcin has served as Chief Financial Officer of the Company since December 2015. Prior to joining our company Ms. Pankovcin was the Chief Financial Officer and Treasurer of BlackRock Capital Investment Corporation (formerly, BlackRock Kelso Capital Corporation) (NASDAQ: BKCC), an externally-managed business development company, and a Managing Director of Finance at BlackRock Investment Management LLC from January 2011 until August 2015. Prior to that, Ms. Pankovcin was a senior member of Finance & Accounting of Alternative Investments and served as chief financial officer for the Emerging Markets products group at PineBridge Investments (formerly AIG Investments). From 2005 to 2011, Ms. Pankovcin was primarily responsible for the administration of the alternative asset products, including financial reporting. She managed the finance operations for the various product teams and coordinated investment valuations and investor reporting. From 2002 to 2005, Ms. Pankovcin was with Geller & Company, where she served as Director of Business Development and Process Implementations. Prior to

joining Geller & Company, she served as Vice President of Finance and Accounting for Bessemer Venture Partners. Ms. Pankovcin began her career with PricewaterhouseCoopers LLP, where she ultimately held the role of Senior Manager of Business Assurance for Consumer Products, Manufacturing, and Middle Market industries from 1991 to 2001. Ms. Pankovcin earned her B.S. in Business Administration, with honors, from Dowling College and her M.B.A from Hofstra University. She is a Certified Public Accountant.

Guy F. Talarico has served as Chief Compliance Officer of the Company since February 2016. Mr. Talarico is the founder and chief executive officer of Alaric Compliance Services LLC, a regulatory compliance consulting firm. Mr. Talarico has over 29 years of experience in the financial services industry, his background includes serving as the CCO to various registered investment advisers and registered investment companies; the management of a $45 billion asset management and services group at JP Morgan-Chase; client management of SEC-registered advisers within the Institutional Custody Division of Investors Bank & Trust Company; development of an outsourced SEC regulatory compliance program for registered advisers; and legal compliance support. Just prior to founding ALARIC Compliance Services, LLC, he was the co-CEO of EOS Compliance Services, LLC.

Corporate Leadership Structure

Since December 2014, Mr. Budko has served as chairman of our board of directors and our chief executive officer. Our board of directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. We believe the combined role of chairman and chief executive officer, together with our independent directors, is in our best interest because it provides the appropriate balance between strategic development and independent oversight of management.

Committees of the Board of Directors

Audit Committee

Our audit committee is composed entirely of independent directors. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available.

The board of directors and audit committee may utilize the services of an independent valuation firm (such as CTS Capital Advisors, LLC) to help them determine the fair value of these securities. Messrs. Michelson and Read (chairman) serve as the members of our audit committee.

Compensation Committee

Each member of the compensation committee is independent for purposes of the 1940 Act. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our Investment Advisory Agreement. The committee considers in such periodic reviews, among other things, whether the compensation of our Adviser is reasonable in relation to the nature and quality of services performed, and whether the provisions of the Investment Advisory Agreement are being satisfactorily performed. Messrs. Michelson (chairman), Read and Rendell serve as the members of our compensation committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed entirely of independent directors. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and corporate governance committee will consider stockholders’ proposed nominations for director; however, please see “Description of our Securities” for more information on certain requirements that must be met in connection therewith. Messrs. Michelson, Read and Rendell (chairman) serve as the members of our nominating and corporate governance committee.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2015:

Name	Fees Paid in Cash ($)	All Other Compensation ($)		Total Compensation ($)
Peter M. Budko(1)	$—	$—		$—
William M. Kahane(1)	—	—		—
Edward M. Weil, Jr.(1)	—	—		—
Leslie D. Michelson	27,500	35,000	(2)	62,500
Edward G. Rendell	20,000	35,000	(2)	55,000
Randolph C. Read	20,000	35,000	(2)	55,000

(1)	Messrs. Budko, Kahane and Weil receive no compensation for serving as a director. Mr. Weil was elected to the Board effective December 31, 2015 following Mr. Kahane’s resignation from the Board.
(2)	Our independent directors each received a one-time bonus payment of $35,000 in respect of prior service for the fiscal year ended December 31, 2015.

For the fiscal year ended December 31, 2015, independent directors received an annual fee of $20,000 plus reimbursement of any reasonable out-of pocket expenses incurred in connection with their service on the Board. In addition, the chairman of the audit committee received an annual fee of $10,000 and the chairman of each of the nominating and corporate governance committee and the compensation committee received an annual fee of $2,500 for their additional services, if any, in these capacities. In addition, we purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Our independent directors also received compensation for the in-person attendance of certain industry-related events and seminars in the amount of: (1) $2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours; or (2) $5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

On February 11, 2016, after recommendation by the compensation committee, the Board approved a modified fee arrangement for directors. Beginning February 11, 2016, our independent directors will receive an annual fee of $90,000 plus reimbursement of any reasonable out-of-pocket expenses incurred in connection with their service on the Board. Our independent directors will also receive $2,500 for each regular or special Board meeting attended in-person, $1,500 for each Board meeting attended telephonically, $1,000 for each committee meeting attended in-person that was not held on the same day as a regular board meeting and $600 for each committee meeting attended telephonically that was not held on the same day as a regular board meeting. The lead independent director will receive an annual fee of $10,000, the chairman of each of the audit committee and the nominating and corporate governance committee will receive an annual fee of $10,000, and the chairman of the compensation committee will receive an annual fee of $2,500. In addition, our independent directors will each receive a $250,000 award upon the occurrence of a liquidity event, which at the sole discretion of the Company would be paid (i) in cash; (ii) in fully-vested stock of the Company, to be granted pro rata over a three-year period; or (iii) any combination of the foregoing.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business will be provided to us by our officers and the employees of our Adviser and Administrator pursuant to the terms of the Investment Advisory Agreement and administration agreement.

Oversight of Risk Management

Our board of directors, in its entirety, plays an active role in overseeing management of our risks. Our board of directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each committee of our board of directors plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our audit committee oversees the management of enterprise risks. To this end, our audit committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.
•	Compensation Committee: Our compensation committee oversees the management of risks relating to the fees paid to our Adviser under the Investment Advisory Agreement. In fulfillment of this duty, the compensation committee meets at least annually to review the agreements. In addition, the compensation committee reviews the performance of our Adviser to determine whether the compensation paid was reasonable in relation to the nature and quality of services performed and whether the provisions of the Investment Advisory Agreement were being satisfactorily performed.
•	Nominating and Corporate Governance Committee: Our nominating and corporate governance committee manages risks associated with the independence of our board of directors and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our board of directors on a regular basis to apprise our board of directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

PORTFOLIO MANAGEMENT

Our Adviser is responsible for the overall management of our activities and is responsible for making investment decisions with respect to our portfolio. All new investments require the approval by a consensus of the investment committee of our Adviser, which is led by Messrs. Budko and Fisher. Joe Taylor, Ira Wishe and Franklin Leong also serve on the investment committee with Messrs. Budko and Fisher. The members of the investment committee receive no direct compensation from us. Such members may be employees or partners of our Adviser and may receive compensation or profit distributions from our Adviser. Information regarding the business experience of Messrs. Taylor, Wishe and Leong is set forth below. For more information regarding the business experience of Messrs. Budko and Fisher, see “Management — Board of Directors and Executive Officers.”

Joe Taylor has served as a Managing Director of the Adviser since March 2013. Mr. Taylor has over 20 years of experience investing in middle market companies, including originating, underwriting and syndicating middle market senior, unitranche and mezzanine debt. Prior to joining the Adviser, Mr. Taylor was a senior adviser at True Course Capital Advisors, a firm focused on advisory work related to middle market leveraged finance as well as small business investments, from 2009 to 2013. From 2006 to 2009, Mr. Taylor was head of capital markets and a founding partner of the asset management platform of Allied Capital Corporation, a business development company. From 2004 to 2006, Mr. Taylor was with Callidus Capital Management, a CLO leveraged loan manager and portfolio company of Allied Capital. Prior to his time with Callidus Capital Management, Mr. Taylor was with JPMorgan Chase and was the founding partner of the Middle Market Leveraged Loan Structuring and Syndication Group. Mr. Taylor holds a B.A. in Economics from the University of Scranton and an M.B.A. from the New York University Stern School of Business.

Ira Wishe is currently the Deputy Chief Investment Officer and has been with the Adviser since 2012. Prior to joining the Adviser, Mr. Wishe was Senior Investment Analyst at MKP Capital, LLC from 2010 to 2011 focusing on the firm’s investments in high yield and investment grade companies, and collateralized loan obligations (“CLOs”). From 2007 to 2010, Mr. Wishe was a Research Analyst/Trader at Tricadia Capital, LLC and was part of a team that managed two CLOs investing in corporate bank debt with a focus on middle market companies. From 1998 to 2007, Mr. Wishe was employed by Deloitte & Touche performing audit and consulting work for clients in the asset management/hedge fund industry. Mr. Wishe also holds a B.S. in Accounting from Binghamton University and a M.B.A. from the Stern School of Business at New York University.

Franklin Leong is currently a Managing Director and has been with the Adviser since October 2013. Prior to joining the Adviser, Mr. Leong was an associate and research analyst at Silver Lake within the debt strategies group where he focused on technology credit investing from 2007 to 2013. From 2006 to 2007, Mr. Leong worked in the Structured Credit Group at JPMorgan. Mr. Leong holds a B.A. in Economics from the University of California at Berkeley.

The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the investment committee.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Peter M. Budko	100,001 – 500,000
James A. Fisher	100,001 – 500,000
Joe Taylor	none
Ira Wishe	none
Franklin Leong	none

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equity securities beneficially owned in us is based on the net asset value per share of our common stock on December 31, 2015.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AND MANAGEMENT SERVICES AGREEMENT

Investment Adviser Services

Our Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our Adviser will manage the day-to-day operations of, and provide investment advisory and management services to us. Under the terms of our Second Amended and Restated Investment Advisory and Management Services Agreement dated as of June 5, 2013 (the “Investment Advisory Agreement”), our Adviser will, among other things:

•	Determine the composition and allocation of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;
•	Identify, evaluate and negotiate the structure of the investments we make;
•	Execute, monitor and service our investments;
•	Determine the securities and other assets that we will purchase, retain, or sell;
•	Perform due diligence on prospective portfolio companies; and
•	Provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our Adviser’s services under the Investment Advisory Agreement are not exclusive, and they are free to furnish similar services to other entities so long as their services to us are not impaired.

Pursuant to the Expense Support Agreement between us and our Adviser, our Adviser may make expense support payments to us on a monthly basis in an amount up to 100% of our operating expenses. Such payment may be in any combination of cash and/or offsets against amounts due from us to our Adviser. Pursuant to the terms of this agreement, we have agreed to reimburse our Adviser, if requested, the amount of such expense support payments within three years from the date the expense support payment is incurred.

See Note 4 — Related Party Transactions and Arrangements — in our consolidated financial statements for a discussion of our ability to reimburse our Adviser for expense support payments.

Advisory Fees

Pursuant to the Investment Advisory Agreement, we pay our Adviser a fee for investment advisory and management services consisting of two components — a management fee and an incentive fee.

Management Fees

The management fee is calculated at an annual rate of 1.5% of our average gross assets. The management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter is appropriately pro-rated.

Incentive Fees

The incentive fee shall consist of two parts. The first part, referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income” for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.00% annualized), subject to a “catch up” feature (as described below).

For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses payable under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of this fee, adjusted capital means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of our investments paid to stockholders and amounts paid for share repurchases pursuant to our share repurchase program.

The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No subordinated incentive fee on income shall be payable to the Adviser in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 1.75% or 7.00% annualized, the “preferred return” on adjusted capital;
•	100% of our pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) shall be payable to the Adviser. This portion of the subordinated incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 2.1875% (8.75% annualized) in any calendar quarter; and
•	For any quarter in which our pre-incentive fee net investment income exceeds 2.1875% (8.75% annualized), the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, as the preferred return and catch-up will have been achieved.

The following is a graphical representation of the calculation of the subordinated incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter)

The second part of the incentive fee, referred to as the incentive fee on capital gains, shall be an incentive fee on capital gains earned on liquidated investments from the portfolio and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee shall equal 20.0% of our incentive fee capital gains, which shall equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

As a result of discussions with the SEC staff, the Company determined to no longer include TRS earnings in the computation of subordinated incentive fees on a prospective basis effective January 1, 2014. The TRS was terminated on June 27, 2014. For a further discussion, see “Prospectus Summary — Recent Developments.”

Examples of Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1 — Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%
•	Hurdle rate(1) = 1.75%
•	Management fee(2) = 0.375%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.675%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2 — Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.70%
•	Hurdle rate(1) = 1.75%
•	Management fee(2) = 0.375%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.125%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Adviser.

Incentive fee	= 100% × pre-incentive fee net investment income, subject to the “catch-up”(4) = 100% × (2.125% – 1.75%) = 0.375%

Alternative 3 — Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.00%
•	Hurdle rate(1) = 1.75%
•	Management fee(2) = 0.375%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.425%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Adviser.

•	Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)
•	Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))
•	Catch-up = 2.1875% – 1.75% = 0.4375%
•	Incentive fee = (100% × 0.4375%) + (20% × (2.425% – 2.1875%)) = 0.4375% + (20% × 0.2375%) = 0.4375% + 0.0475% = 0.485%

(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 1.5% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.
(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1: Assumptions

•	Year 1: $20 million investment made in company A, or Investment A, and $30 million investment made in company B, or Investment B
•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)
•	Year 3: None
•	Year 4: Capital gains incentive fee of $200,000 ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2 — Assumptions

•	Year 1: $20 million investment made in company A, or Investment A, $30 million investment made in company B, or Investment B and $25 million investment made in company C, or Investment C
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $24 million
•	Year 5: Investment B sold for $20 million. ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3)

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)
•	Year 3: $1.4 million capital gains incentive fee.(1) $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2)
•	Year 4: None

•	Year 5: None. $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

(1)	As illustrated in Year 3 of Alternative 2 above, if we were to be wound up on a date other than December 31st of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on December 31st of such year.

The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses are the payment of fees and other expenses under our Investment Advisory Agreement and the administration agreement with our Administrators, US Bancorp Fund Services, LLC and ARC Advisory Services, LLC. The investment advisory fees compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.

Subject to the limitations included in the Investment Advisory Agreement, we bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	expenses deemed to be “organization and offering expenses” of the Company for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee and any discounts, are hereinafter referred to as “Organization and Offering Expenses”);
•	amounts paid to administrators;
•	the investigation and monitoring of the Company’s investments;
•	the cost of calculating the Company’s net asset value;
•	the cost of effecting sales and repurchases of shares of the Company’s common stock and other securities;
•	management and incentive fees payable pursuant to the investment advisory agreement;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third party valuation firms), transfer agent and custodial fees;
•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements;
•	stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;
•	fidelity bond, liability insurance and other insurance premiums; and
•	printing, mailing, independent accountants and outside legal costs.

Indemnification

The Investment Advisory Agreement provides that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification for any liability or loss suffered by such indemnitee, nor shall such indemnitee be held harmless for any loss or liability suffered by us, unless (i) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) the indemnitee was acting on behalf of or performing services for us; (iii) such liability or loss was not the result of negligence or misconduct by the indemnitee; and (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from stockholders. In addition, the indemnitee shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

Fiduciary Duty of Investment Adviser

Under the terms of our Investment Advisory Agreement, our Adviser has a fiduciary responsibility for the safekeeping and use of all of our funds and assets, whether or not in our Adviser’s immediate possession or control. Our Adviser may not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of us. In addition, our Adviser may not, by entry into an agreement with any of our stockholders otherwise, contract away the fiduciary obligation owed to us and our stockholders under common law.

No Exclusive Agreement

Under the terms of the Investment Advisory Agreement, our Adviser may not be granted an exclusive right to sell or exclusive employment to sell our assets.

Rebates, Kickbacks and Reciprocal Arrangements

Under the terms of the Investment Advisory Agreement, our Adviser may not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential stockholder; provided, however, that our Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing our common stock.

Commingled Funds

Under the terms of the Investment Advisory Agreement, our Adviser may not permit or cause to be permitted the commingling of our funds with the funds of any other entity. Nothing, however, shall prohibit our Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts may be established for the benefit of affiliated programs, provided that our funds are protected from the claims of other programs and creditors of such programs.

Limitations on Reimbursement of Expenses

Our charter provides that we will reimburse the Adviser for all of our expenses incurred by our Adviser as well as the actual cost of goods and services used for or by us and obtained from entities not affiliated with our Adviser. No reimbursement will be permitted for services for which our Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement will be: (i) rent or depreciation, utilities, capital equipment, and other administrative items of our Adviser; and (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of our Adviser (or any individual performing such services) or a holder of 10% or greater equity interest in our Adviser (or any person having the power to direct or cause the direction of our Adviser, whether by ownership of voting securities, by contract or otherwise). At this time, we are unable to predict the amount, if any, of such reimbursable expenses for the next fiscal year.

Termination of Investment Advisory Agreement

The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty by our Adviser upon 120 days’ written notice to us and by us upon 60 days’ written notice to our Adviser. After the termination of the Investment Advisory Agreement, our Adviser will not be entitled to compensation for further services provided except that it shall be entitled to receive from us within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to our Adviser prior to termination of this Agreement. If we and our Adviser cannot agree on the amount of such reimbursements and fees, the Investment Advisory Agreement provides that the parties will submit to binding arbitration which cost will be borne equally by the terminated Adviser and us. Upon termination, our Adviser shall promptly (i) deliver to our board of directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to our board of directors (ii) deliver to our board of directors all of our assets and documents then in custody of our Adviser and (iii) cooperate with us to provide an orderly management transition.

Duration of Investment Advisory Agreement

Unless earlier terminated as described above, the Investment Advisory Agreement remains in effect from year-to-year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory Agreement.

On March 10, 2015, our board of directors, including our independent directors, approved the continuation of the Investment Advisory Agreement. The renewal approval was made in accordance with, and on a basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder. In evaluating the Investment Advisory Agreement, our board of directors considered a number of factors, including: (i) the nature, quality and extent of the advisory and other services to be provided by BDCA Adviser; (ii) our investment performance; (iii) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under the investment advisory agreement.

ADMINISTRATIVE SERVICES

We have entered into a fund administration servicing agreement and a fund accounting servicing agreement with our Administrator. Our Administrator provides services such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for us to operate.

In addition, on February 9, 2016, we and ARC Advisory Services, LLC (“ARC Advisory”), a wholly-owned subsidiary of our Adviser, entered into an agreement pursuant to which ARC Advisory provides us with administrative services necessary for our operation (the “ARC Administration Agreement”). Pursuant to the ARC Administration Agreement, ARC Advisory provides us with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services. In addition, ARC Advisory assists us in determining and publishing our net asset value and the filing of our tax returns. We will reimburse ARC Advisory for the costs and expenses incurred by ARC Advisory in performing its obligations pursuant to the ARC Administration Agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Sponsor, including its indirectly wholly-owned subsidiary, the Adviser, owns 0.16 million shares of the Company’s outstanding common stock as of April   , 2016.

On July 8, 2010, our Adviser, pursuant to a private placement, contributed an aggregate of $200,000 to purchase 22,222 shares of common stock at $9.00 per share, which represents the public offering price at that time of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. Because no sales commission or dealer manager fees were paid on the gross offering proceeds from the private placement, the per share net offering proceeds received by us from the private placement were equal to the per share net offering proceeds that we received from investors who purchased our shares at a price of $10.00 in our initial public offering. In addition, on February 1, 2012, our Adviser contributed an additional $1,300,000 to purchase 140,784 shares of our common stock at $9.234 per share so that the aggregate contributed by our Adviser to the Company is $1,500,000. Our Adviser will not tender any amount of its shares for repurchase as long it continues to serve as our investment adviser.

Any transaction with our affiliates must be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the directors, including a majority of disinterested directors.

Affiliated Dealer Manager and Affiliated Soliciting Dealers

When we were offering shares of our common stock, we had engaged our dealer manager, an entity under common ownership with our Adviser, and paid fees to such entity pursuant to the dealer manager agreement. Under the terms of the dealer manager agreement, our dealer manager acted as our exclusive dealer manager until the termination of the offering.

Under a separate letter agreement between us and the investment banking and capital markets division of the dealer manager, we paid the dealer manager for the provision of strategic advisory services (such as performing financial analyses, evaluating the Company against publicly-listed comparables and other types of investment banking and capital markets advisory services) prior to the occurrence of certain events, such as listing, merger, or sale of the Company.

In April 2013, our dealer manager received notice and a proposed AWC from FINRA, the self-regulatory organization that oversees broker dealers, indicating that certain violations of SEC and FINRA rules, including Rule 10b-9 under the Exchange Act and FINRA Rule 2010, occurred in connection with its activities as a co-dealer manager for a public offering. Without admitting or denying the findings, our dealer manager submitted an AWC, which FINRA accepted on June 4, 2013.

Allocation of Adviser’s Time; Conflicts of Interest

We rely, in part, on our Adviser to manage our day-to-day activities and to implement our investment strategy. BDCA Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. Therefore, our Adviser, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us. However, our Adviser believes that it and its affiliates have sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Our Adviser and certain of its affiliates have certain conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	Our Adviser and its respective affiliates must allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including, with respect to the Adviser, the other programs sponsored by affiliates of AR Global, as well as any programs that may be sponsored by such affiliates in the future;

•	The compensation payable by us to our Adviser and its affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and the 1940 Act. Such compensation is payable, in most cases, whether or not our stockholders receive distributions and may be based in part on the value of assets acquired with leverage;
•	Regardless of the quality of the assets acquired, the services provided to us or whether we pay distributions to our stockholders, our Adviser will receive certain fees in connection with the management and sale of our portfolio companies; and
•	Our Adviser and its respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser and its affiliates.
•	Our Adviser and its affiliates serve or may serve as investment adviser to funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those funds, the fulfillment of which might not be in the best interests of us or our stockholders. For example, our Adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. As discussed above, the 1940 Act prohibits us from making certain co-investments with affiliates unless we receive an order from the SEC permitting us to do so. On August 5, 2015, the SEC issued an order granting an application for exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act as filed with the SEC to co-invest in certain privately negotiated investment transactions with Business Development Corporation of America II, and any future BDCs that are advised by the Adviser or its affiliated investment advisers, or, collectively, our co-investment affiliates, subject to the satisfaction of certain conditions. We believe this relief may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us in the absence of such relief.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

Sales and Leases to Company

Our charter provides that we may not purchase or lease assets in which our Adviser or any of its affiliates has an interest unless all of the following conditions are met: (a) the transaction occurs at our formation and is fully disclosed to our stockholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert, as such term is defined in our charter. However, our Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, provided that all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to our Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to our Adviser apart from compensation otherwise permitted by NASAA’s Omnibus Guidelines.

Sales and Leases to the Adviser, Directors or Affiliates

Our charter provides that we may not sell assets to our Adviser or any affiliate thereof unless such sale is duly approved by the holders of shares of stock entitled to cast a majority of all the votes entitled to be cast on the matter. We may not lease assets to our Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction occurs at our formation and is fully disclosed to the stockholders in the prospectus or in a periodic report; and (b) the terms of the transaction are fair to us.

Loans

Our charter provides that, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to our Adviser or any affiliate thereof.

Commissions on Financing, Refinancing or Reinvestment

Our charter provides that we generally may not pay, directly or indirectly, a commission or fee to our Adviser or any affiliate thereof in connection with the reinvestment of profits and available reserves or of the proceeds of the refinancing of assets.

Lending Practices

Our charter provides that, with respect to financing made available to us by our Adviser, our Adviser may not receive interest in excess of the lesser of our Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. Our Adviser may not impose a prepayment charge or penalty in connection with such financing and our Adviser may not receive points or other financing charges. In addition, our Adviser will be prohibited from providing us with financing with a term in excess of 12 months.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2016, in each case including shares of common stock which may be acquired by such persons within 60 days, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of our officers and directors; and
•	all of our officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage(2)
BDCA Adviser, LLC	163,866			*
Interested Directors:
Peter M. Budko	33,749			*
Edward M. Weil, Jr.	10,101			*
Independent Directors:
Leslie D. Michelson	9,361			*
Randolph C. Read	—		—
Edward G. Rendell	—		—
Officers (that are not directors):
James A. Fisher	24,802	(3)		*
Corinne D. Pankovcin	—		—
All directors and executive officers as a group (7 persons)	78,013		0.04%

*	Less than 1%
(1)	The business address of each individual or entity listed in the table is 405 Park Avenue, New York, New York 10022.
(2)	Based on a total of 177,922,785 shares of common stock issued and outstanding on March 31, 2016.
(3)	Represents an award under AR Global’s restricted stock unit plan of the shares of our common stock held on behalf of BDCA Adviser.

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Peter M. Budko	over $100,000
Edward M. Weil, Jr.	over $100,000
Independent Directors:
Leslie D. Michelson	$50,001-$100,000
Randolph C. Read	None
Edward G. Rendell	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on the last offering price of $11.15 per share.
(3)	The dollar range of equity securities beneficially owned is: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

Our board of directors intends to continue to authorize and we intend to continue to declare quarterly distributions that will be paid on a monthly basis. We have adopted an “opt out” Plan pursuant to which we will reinvest all cash dividends or distributions (“Distributions”) declared by our board of directors (the “Board”) on behalf of investors who do not elect to receive their Distributions in cash as described below (the “Participants”). As a result, if the Board declares a Distribution, then stockholders who have not elected to “opt out” of the Plan will have their Distributions automatically reinvested in additional shares of our common stock, par value $0.001 per share, as described below. The timing and amount of any future Distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Board.

No action will be required on the part of a registered stockholder to have its Distributions reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire Distribution in cash by notifying DST Systems, Inc., the plan administrator (the “Plan Administrator”), in writing, so that notice is received by the Plan Administrator no later than 10 days prior to the record date for a Distribution. Those stockholders whose shares are held by a broker or other financial intermediary may be able to receive Distributions in cash by notifying their broker or other financial intermediary of their election. The Plan Administrator will set up an account for shares acquired through the Plan for each stockholder who has not elected to receive Distributions in cash.

We intend to use newly issued shares to implement the Plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by the current net asset value per share of our shares of common stock.

Pursuant to NASAA’s Omnibus Guidelines, our Plan must be operated in accordance with federal and state securities laws. No sales commissions or fees may be deducted directly or indirectly from reinvested funds by us. The reinvestment funds must be invested into our common stock. Where required by law, investors must receive a prospectus which is current as of the date of each reinvestment. As part of our blue sky compliance and the performance of our due diligence responsibilities, we will contact stockholders to ascertain whether the stockholders continue to meet the applicable states’ suitability standards. We are responsible for blue sky matters with respect to our Plan, including with regards to the registration or exemption from registration of the shares under our Plan.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the Plan. We will pay the plan administrator’s fees under the Plan. No commission or other remuneration shall be paid, directly or indirectly, in connection with the distributions of shares under the Plan.

If you receive distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. The amount of the distribution for stockholders receiving our stock will be equal to the fair market value of the stock received. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for federal income tax purposes. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the Plan. We may terminate the Plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the Plan by filling out the disbursement change form. Please contact the Plan Administrator, c/o DST Systems at (877) 373-2522 for a copy of this form. You may send the completed form to the plan administrator at P.O. Box 219865, Kansas City, MO 64121-9731.

All correspondence concerning the plan should be directed to the Plan Administrator by mail at: P.O. Box 219865, Kansas City, MO 64121-9731 or by phone at (877) 373-2522.

We have filed the complete form of the Plan with the SEC as an exhibit to this registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the Plan Administrator, by mail at: Plan Administrator, c/o P.O. Box 219865, Kansas City, MO 64121-9731, by phone at (877) 373-2522.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the MGCL and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of April 1, 2016:

Title of Class	Amount Authorized	Amount Issued
Common Stock, par value $0.001 per share	450,000,000	170,142,028

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in the terms of any class or series of common stock, each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. Pursuant to NASAA’s Omnibus Guidelines, before any preferred stock may be issued by us, a majority of our independent directors that do not have an interest in the transaction must (i) approve any such offering of preferred stock; and (ii) have access, at our expense, to our securities counsel or independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. We have entered into indemnification agreements with certain of our current and former directors and officers and expect to enter into similar agreements with future directors and officers. These agreements provide that we will indemnify such persons to the fullest extent permitted by Maryland law and our charter.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer, (ii) any individual who, while a director or officer and, at our request, serves or has served another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and (iii) our Adviser and its directors, executive officers and controlling persons, and any other person or entity affiliated with it. However, in accordance with NASAA’s Omnibus Guidelines, our charter and the Investment Advisory Agreement provide that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of our Company, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Adviser, an affiliate of our Adviser or director of the Company and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition, we expect that our Adviser will indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered and sold as to indemnification for violations of securities laws. We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification. We may not incur the cost of that portion of liability insurance which insures the indemnitee for any liability as to which the indemnitee is prohibited from being indemnified under our charter and bylaws.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors, Number of Directors; Vacancies; Removal

As permitted by Maryland law, a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director.

Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor, and the 1940 Act requires that a majority of our board of directors be persons other than “interested persons” as defined in the 1940 Act.

Our charter provides that the number of directors will initially be five, which number may be increased or decreased by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time establish, increase or decrease the number of directors. However, the number of directors may never be less than one or more than fifteen. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits consent by the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of other business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (i) by or at the direction of the board of directors or (ii) provided that has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders who are stockholders of record at the time of the request and are entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the Company each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that the stockholders may, upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter,

•	Amend the charter (other than as described above); or
•	Remove the Adviser and elect a new investment adviser.

Without the approval of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, our board of directors may not:

•	Amend the charter in a manner that adversely affects the interests of our stockholders;
•	Except as permitted by our charter, permit our Adviser to voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;
•	Appoint a new investment adviser;
•	Unless otherwise permitted by law, sell all or substantially all of our assets other than in the ordinary course of business; or
•	Unless otherwise permitted by law, approve a merger or similar reorganization of our Company.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act defined and discussed below, as permitted by the MGCL, our stockholders will not be entitled to exercise appraisal rights unless our board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Tender Offers

Our charter provides that any tender offer made by any person, including any “mini-tender” offer, must comply with most of the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. If the offeror does not comply with the provisions set forth above, we will have the right to redeem that offeror’s shares, if any, and any shares acquired in such tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our assets from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with our Adviser or any affiliate of our Adviser and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us. If the appraisal will be included in a prospectus used to offer the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, the appraisal will be filed with the SEC and the states in which the securities are being registered as an exhibit to the registration statement for the offering. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our stockholders. We will include a summary of the independent appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with a proposed roll-up transaction.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to common stockholders who vote against the proposal a choice of: (1) accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or (2) one of the following: (i) remaining stockholders and preserving their interests in us on the same terms and conditions as existed previously; or (ii) receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction: (a) which would result in common stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter, including rights with respect to the amendment of the charter and our merger or sale of all or substantially all of our assets; (b) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor; (c) in which our common stockholders’ rights to access of records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or (d) in which we would bear any of the costs of the roll-up transaction if our common stockholders reject the roll-up transaction.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Act. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three independent directors can elect by resolution of the board of directors to be subject to some corporate governance provisions notwithstanding any provision in the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding any contrary provision in the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;
•	reserve for itself the exclusive power to fix the number of directors;
•	provide that a director may be removed only by the vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast generally in the election of directors; and
•	provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and that any director elected to fill a vacancy will serve for the remainder of the full term of the directorship and until his or her successor is elected and qualifies.

Pursuant to our charter, we have elected to provide that all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Such election is subject to applicable requirements of the 1940 Act and to the provisions of any class or series of preferred stock established by the board.

Reports to Stockholders

Because of our election to be regulated as a BDC, we file annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, respectively, proxy statements and other reports required by the federal securities laws with the SEC via the SEC’s EDGAR filing system. These reports are available upon filing on the SEC’s website at www.sec.gov. These reports are also available on our website at www.BDCofAmerica.com.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information (documents) electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically. In addition, promptly following the payment of distributions to stockholders of record residing in Maryland, we will send a notice to Maryland stockholders including information regarding the source(s) of such stockholder distributions.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this follow-on offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. Federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code beginning with our taxable year ending December 31, 2011 and intend to qualify as a RIC annually thereafter. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our taxable earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or (the “Annual Distribution Requirement”). Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which generally is defined as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. Federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax. We will generally review the benefits of avoiding excise tax against the costs of paying such tax.

In order to be treated as a RIC for U.S. federal income tax purposes, we must, among other things:

•	elect to be treated as a RIC;
•	meet the Annual Distribution Requirement;
•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Qualifying Assets” and “— Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Obtain RIC Tax Treatment.”

As a regulated investment company, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. However, future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” the consequences of an investment in the partnership will depend upon the amount and type of income of the partnership allocable to us and our proportionate share of the underlying assets of the partnership. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (at a maximum tax rate of 20%) provided that we properly report such distribution as “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

U.S. Stockholders who receive distributions in the form of stock generally are subject to the same federal income tax consequences as are stockholders who elect to receive their distributions in cash. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We may have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may be as low as 20% based on certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.

Noncorporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

If we are not a publicly offered regulated investment company for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for AMT purposes. While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. Federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We (or the applicable withholding agent) may be required to withhold U.S. federal income tax, or backup withholding, from all distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for a noncorporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Internal Revenue Service Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies. However, we generally are not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a Non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a Non-U.S. stockholder, in each case only to the extent that such distributions are properly reported by us as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met. No certainty can be provided that any of our distributions would be reported as eligible for this exception.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. Federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gains realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

We may have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such dividend is paid in cash (which portion may be as low as 20% under certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that either fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners, or reside within jurisdictions that have not entered into intergovernmental agreements with the U.S. government to provide such information). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 20%). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation during the succeeding five-year period.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act also requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We are generally not able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we may not be not permitted to invest in any portfolio company in which our Adviser or any of their affiliates currently have an investment or to make any co-investments with our Adviser or any of their affiliates without an exemptive order from the SEC. On August 5, 2015, the SEC issued an order granting an application for exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act as filed with the SEC to co-invest in certain privately negotiated investment transactions with Business Development Corporation of America II, and any future BDCs that are advised by the Adviser or its affiliated investment advisers, or, collectively, our co-investment affiliates, subject to the satisfaction of certain conditions. We believe this relief may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us in the absence of such relief.

As a BDC, we may be periodically examined by the SEC for compliance with the 1940 Act. Our Adviser is a registered investment adviser and is also subject to examination by the SEC.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Asset Coverage

In addition, we are only allowed to borrow money such that our asset coverage, which, as defined in the 1940 Act, measures the ratio of total assets less total liabilities (excluding borrowings) to total borrowings, equals at least 200% after such borrowing, with certain limited exceptions. We may use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our stockholders by reducing our overall cost of capital. We currently have credit facilities with Wells Fargo, Deutsche Bank, Citi, and UBS and have sold $100.0 million in aggregate principal of senior notes. We previously had entered into a total return swap agreement (“TRS”) through a wholly owned, consolidated subsidiary, 405 TRS I, LLC (“405 Sub”) with Citi we terminated the TRS with Citi in June 2014.

Qualifying assets

As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of U.S. operating companies whose securities are not listed on a national securities exchange, U.S. operating companies with listed securities that have equity market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
a.	is organized under the laws of, and has its principal place of business in, the United States;
b.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
c.	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
2.	Securities of any eligible portfolio company that we control.
3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated Guy F. Talarico as our chief compliance officer. Currently, Guy F. Talarico also serves as chief compliance officer for our Adviser.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures that our Adviser follows are set forth below. The guidelines will be reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser will vote proxies relating to its clients’ securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how our Adviser voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Financial Officer, 405 Park Avenue, 141h Floor New York, NY 10022.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

Pursuant to the Plan, we reinvest all cash dividends or distributions (“Distributions”) declared by our board of directors on behalf of investors who do not elect to receive their Distributions in cash (the “Participants”). As a result, if our board of directors declares a Distribution, then stockholders who have not elected to “opt out” of the Plan will have their Distributions automatically reinvested in additional shares of our common stock at a price equal to NAV per share as estimated in good faith by us on the payment date. The timing and amount of any future Distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors. See “Distribution Reinvestment Plan.”

LIQUIDITY STRATEGY

We intend to explore a potential liquidity event for our stockholders between five and seven years following the completion of our offering stage. However, we may determine to explore or complete a liquidity event sooner than between five and seven years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the above scenarios as “liquidity events.” While our intention is to seek to explore a potential liquidity event between five and seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in our best interest, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

On December 9, 2014, the Board considered certain matters in connection with a potential listing of our shares in a national securities exchange (a “Listing”). In light of the potential for a Listing, at our 2015 Annual Meeting of Stockholders, our stockholders approved certain changes to our charter, or Charter Proposals, and Investment Advisory Agreement, or Advisory Agreement Proposals, which will only go into effect if a Listing occurs and immediately prior to such Listing.

The Charter Proposals would amend and restate the Charter to, among other things, (i) provide for a staggered Board; (ii) delete certain provisions required by and remove references to the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”); (iii) provide that directors may be removed only for “cause” and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors; (iv) provide that the Company may limit a stockholder’s right to inspect the books and records of the Company if the Board determines that such stockholder has an improper purpose for requesting such inspection; (v) revise the indemnification and exculpation provisions in the amended and restated and clarify that such provisions are subject to the limitations of the 1940 Act; and (vi)(a) increase the vote required to effect changes to certain Charter provisions to 80% of all the votes entitled to be cast on the matter, and (b) require such increased vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect a liquidation of the Company or any amendment to provisions of the Charter relating to the composition of the Board and the election of its members.

The Advisory Agreement Proposals would, among other things, (a) change the manner of calculating whether the “hurdle rate” is met (which would allow the hurdle rate to be met more quickly and would potentially increase the income incentive fee payable to the Adviser), (b) delete provisions required by the NASAA Guidelines, and (c) revise the term and termination provisions of the existing investment advisory agreement.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

In order to assist FINRA members in complying with FINRA Rule 2310(b)(3)(D), in this section we disclose the liquidity of prior public programs sponsored by the parent of our Sponsor, which for this purpose excludes ARCP, a REIT that is and always has been listed on a national securities exchange, commencing with The NASDAQ Capital Market and, subsequently, The NASDAQ Global Select Market. Through June 30, 2015, AR Global Investments, LLC (the successor business to AR Capital, LLC) has sponsored the following 22 other public programs (excluding ARCP): ARCT, NYRT, PECO, ARC HT, ARC RCA, ARC DNAV, ARCT III, GNL, ARCT IV, HTI, AFIN, RFT, BDCA, UDF V, PECO II, ARC HOST, ARC Global II, ARC NYCR, ARC NYCR II, ARC RCA II, and BDCA II.

Of these 22 public programs, each disclosed in their respective prospectus a date or time period for a liquidity event. As of June 30, 2015, the following six of the 22 public programs listed above have engaged in a liquidity event through the listing of their common stock on a national securities exchange or through merging with a company already listed on a national securities exchange: ARCT, ARC HT, NYRT, ARCT III, GNL and ARCT IV. In addition, AFIN and HTI have publicly announced their intention to list on a national stock exchange.

The remaining 4 public programs listed below have not yet reached the disclosed time limit in which they have to engage in a liquidity event through the listing of their common stock on a national securities exchange or to engage in some other type of liquidity event: PECO, ARC DNAV, RFT, ARC RCA, PECO II, BDCA, ARC HOST, ARC RCA II, ARC NYCR, ARC NYCR II, BDCA II, UDF V and ARC Global II.

ARCT was a non-traded REIT until March 2012, when it listed its shares of common stock on The NASDAQ Global Select Market. ARCT’s prospectus for its initial public offering provided that it would seek to consummate a listing of shares of its common stock on a national securities exchange by the tenth anniversary of the commencement of its initial public offering. By listing its common stock on The NASDAQ Global Select Market, ARCT achieved a listing on a national securities exchange within the time it contemplated to do so.

ARCT III was a non-traded REIT until February 2013, when it merged with and into ARCP. ARCT III’s prospectus for its initial public offering provided that ARCT III would seek to consummate a sale or merger by the fifth anniversary of the termination of its initial public offering. By merging with and into ARCP, ARCT III achieved a sale or merger within the time it contemplated to do so.

ARCT IV was a non-traded REIT until January 2014, when it merged with and into ARCP. ARCT IV’s prospectus for its initial public offering provided that ARCT IV would seek to consummate a sale or merger by the sixth anniversary of the termination of its initial public offering. By merging with and into ARCP, ARCT IV achieved a sale or merger within the time it contemplated to do so.

ARC HT was a non-traded REIT until April 2014, when it listed its common stock on The NASDAQ Global Select Market. ARC HT’s prospectus for its initial public offering provided that it would begin the process of achieving a liquidity event not later than three to five years after the termination of its primary offering. By listing its common stock on The NASDAQ Global Select Market, ARC HT achieved a listing on a national securities exchange within the time it contemplated to do so.

NYRT was a non-traded REIT until April 2014, when it listed its common stock on the New York Stock Exchange. NYRT’s prospectus for its initial public offering provided that it would begin the process of achieving a liquidity event not later than three to five years after the termination of its primary offering. By listing its common stock on the NYSE, NYRT achieved a listing on a national securities exchange within the time it contemplated to do so.

GNL was a non-traded REIT until June 2015, when it listed its common stock on the New York Stock Exchange. GNL’s prospectus for its initial public offering provided that it would begin the process of achieving a liquidity event not later than three to five years after the termination of its primary offering. By listing its common stock on the NYSE, GNL achieved a listing on a national securities exchange within the time it contemplated to do so.

The prospectus for each of the other public programs sponsored by the parent of our Sponsor provided a date or time period by which it might be liquidated or engage in another liquidity event. PECO, ARC RCA and ARC DNAV, ARC NYCR and BDCA have each completed their primary offering stages, and ARC Global

II, RFT, BDCA II, PECO II, UDF V and ARC HOST are in their offering and acquisition stages. None of these public programs have reached the stated date or time period by which they might be liquidated or engage in another liquidity event.

Adverse Business Developments and Conditions

On October 29, 2014, ARCP announced that its audit committee had concluded that the previously issued financial statements and other financial information contained in certain public filings should no longer be relied upon. This conclusion was based on the preliminary findings of an investigation conducted by ARCP’s audit committee which concluded that certain accounting errors were made by ARCP personnel that were not corrected after being discovered, resulting in an overstatement of AFFO and an understatement of ARCP’s net loss for the three and six months ended June 30, 2014. ARCP also announced the resignation of its chief accounting officer and its chief financial officer. ARCP’s former chief financial officer also is one of the non-controlling owners of the parent of our Sponsor, but does not have a role in managing our business or our Sponsor’s business. In December 2014, ARCP announced the resignation of its executive chairman, who was also the chairman of our board of directors until his resignation on December 29, 2014. This individual is one of the controlling members of the parent of our Sponsor.

On March 2, 2015, ARCP announced the completion of its audit committee’s investigation and filed amendments to its Form 10-K for the year ended December 31, 2013 and its Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, which are available at the internet site maintained by the SEC, www.sec.gov. According to these filings, these amendments corrected errors in ARCP’s financial statements and in its calculation of AFFO that resulted in overstatements of AFFO for the years ended December 31, 2011, 2012 and 2013 and the quarters ended March 31, 2013 and 2014 and June 30, 2014 and described certain results of its investigations, including matters relating to payments to, and transactions with, affiliates of the parent of our Sponsor and certain equity awards to certain officers and directors. In addition, ARCP disclosed that the audit committee investigation had found material weaknesses in ARCP’s internal control over financial reporting and its disclosure controls and procedures. ARCP also disclosed that the SEC has commenced a formal investigation, that the United States Attorney’s Office for the Southern District of New York contacted counsel for both ARCP’s audit committee and ARCP with respect to the matter and that the Secretary of the Commonwealth of Massachusetts has issued a subpoena for various documents.

Our former chief executive officer and chairman of our board of directors and two of our independent directors were each a director of ARCP. See “Management — Board of Directors and Executive Officers” beginning on page 94 of the prospectus for more information. Although ARCP was previously sponsored by our sponsor, ARCP is a separate company that is no longer sponsored by our sponsor. We and ARCP have independent accounting teams as well as separate and unique accounting systems, and no shared accounting resources.

SHARE REPURCHASE PROGRAM

We may, but do not currently intend to, list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

To provide our stockholders with limited liquidity, we intend to conduct tender offers pursuant to our share repurchase program. The first such tender offer commenced in September 2012 and the repurchase occurred in connection with our October 1, 2012 closing. The following table reflects certain information regarding the quarterly tender offers that we have conducted to date:

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (in thousands)
September 12, 2012	October 8, 2012	0	$9.71	$0
December 13, 2012	January 15, 2013	10,732	$9.90	$106.22
March 27, 2013	April 25, 2013	29,625	$10.18	$301.58
July 15, 2013	August 13, 2013	30,365	$10.18	$308.97
October 22, 2013	November 21, 2013	55,255	$10.36	$572.44
February 4, 2014	March 6, 2014	68,969	$10.36	$714.52
June 6, 2014	July 11, 2014	117,425	$10.36	$1,216.38
August 7, 2014	September 10, 2014	111,854	$10.36	$1,158.80
December 19, 2014	January 23, 2015	313,101	$10.36	$3,243.73
March 16, 2015	April 15, 2015	162,688	$10.36	$1,685.45
June 26, 2015	July 31, 2015	533,527	$9.72	$5,185.88
September 18, 2015	October 20, 2015	728,874	$9.53	$6,946.17
December 23, 2015	January 25, 2016	3,053.86	$9.22	$28,156.59

We will continue to offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in our best interests or would violate applicable law. Under the MGCL, a Maryland corporation generally may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the charter provides otherwise, preferential amounts payable on dissolution with respect to senior stock. We have and anticipate continuing to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

We currently intend to limit the number of shares that we offer to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we do not expect to offer to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year. We will offer to repurchase such shares on each date of repurchase at a price equal to BDCA’s net asset value per share as most recently disclosed on its quarterly report on Form 10-Q or annual report on Form 10-K. In order to do so, we sought and subsequently received an exemptive order from the SEC pursuant to Regulation M of the Exchange Act on August 8, 2012. If you wish to tender your shares to be repurchased, you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $1,000 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

The board of directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When the board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

On March 8, 2016, the Company’s board of directors amended the Company’s share repurchase program. The Company will begin to make tender offers on a semi-annual basis, instead of on a quarterly basis as was done previously. The Company will continue to limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% at each semi-annual tender offer. In addition, in the event of a stockholder’s death or disability, any repurchases of shares made in connection with a stockholder’s death or disability may be included within the overall limitation imposed on tender offers during the relevant redemption period, which provides that the Company may limit the number of shares to be repurchased during any redemption period to the number of shares of common stock the Company is able to repurchase with the proceeds received from the sale of shares of common stock under the DRIP during such redemption period.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

In the event that our Adviser or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contribution of our Adviser, our Adviser will not tender its shares for repurchase as long as our Adviser remains our investment adviser.

REDEMPTION AND TRANSFER

Death or Disability.  If shares are to be repurchased in connection with a stockholder’s death or qualifying disability the repurchase price will be 100% of the purchase price paid to acquire the shares from us. However, if the purchase price paid by a deceased or disabled stockholder exceeds the public offering price at the time of such repurchase, the board of directors will authorize the repurchase of the shares in accordance with the terms of the share repurchase program See “Share Repurchase Program.”

Transfer on death designation.  You have the option of placing a transfer on death, or TOD, designation on your shares purchased in this follow-on offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of Louisiana, Puerto Rico, Texas or the Virgin Islands. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association whose address is 425 Walnut Street, Cincinnati, Ohio, 45202-3923. DST Systems, Inc. acts as our transfer agent, plan administrator, distribution paying agent and registrar. The principal business address of DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105, 866-902-0063, option 1.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our Adviser shall be primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, they will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Business Development Corporation of America as of and for the years ended December 31, 2015 and 2014, have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

Committed To Protecting Your Privacy

We do not disclose any Client Information (as defined below) except as permitted or required by law. We do not sell or disclose any Client Information to any third parties for their independent use. The sections that follow will describe our information collection and sharing practices and the safeguards we use to protect your non-public personal information.

We Collect Information That May Include (the “Client Information”):

Information that we receive from you personally on applications, forms, or other correspondence, or from our website, such as your name, address, phone number, social security number and email address.

•	Information about your transactions with us, such as your account holdings and transaction history.
•	Information we receive about you from third parties, such as transfer agents, custodians, financial institutions and service bureaus.

We Limit Client Information Sharing, Use and Disclosure

We use Client Information to provide quality investment products and services to our customers. For example, this information enables us to serve and administer your accounts with efficiency and accuracy.

We do not disclose any Client Information except in selected situations as permitted or required by law. In particular, we disclose some or all of your Client Information under the following circumstances:

•	When requested by you;
•	When necessary, in our opinion, to verify or complete a transaction initiated by you;
•	When complying with federal or state law, regulation or a federal, state or other court of government order or request, such as part of an investigation or other legal process; and
•	In connection with any merger or consolidation of investment products distributed through RCS Capital (the “Products”) with, or sale of, all or substantially all of the assets of the Products to a third party in each case, as approved by the board of directors and shareholders, as applicable, of such Product.

The Client Information described above may be shared by us with selected affiliated- and non-affiliated vendors and service providers, in each case pursuant to applicable intercompany management, services, distribution and other related written agreements and in compliance with appropriate procedural safeguards to protect the confidentiality of such Client Information. The sharing of Client Information with non-affiliated third parties is carefully limited to individuals who have been informed of the confidential nature of such information and who agree to keep such information confidential, as described in this section.

In connection with the ordinary course execution of our business strategy, we may disclose Client Information to the following types of third parties:

•	Financial service providers that assist us in servicing your accounts, such as distributors of the Products and investment programs (including Realty Capital Securities, LLC, a FINRA-registered wholesale broker-dealer, and affiliated and third party providers of transfer agency services.
•	Non-financial companies, such as service providers, that fulfill product information requests or maintain our website.
•	Others, such as joint account holders and those with whom you have consented in writing to our sharing your Client Information.

In addition, we may share the Client Information with other companies with whom we have teamed through a joint marketing agreement to provide you with a particular benefit or service.

We Protect Client Information About Former Investors

If you terminate your relationship with us, we will continue to adhere to the privacy policies and practices provided in this notice and shall retain all collected Client Information in accordance with federal and state law.

We have Safeguards In Place

We have what we believe are reasonable and appropriate physical, electronic and procedural safeguards in place to protect the confidentiality, security and integrity of your Client Information.

We restrict access to Client Information to those who need that information in order for us to provide the Products and our services to you.

Our Commitment To You

We value the trust of our investors, our clients and their shareholders, and our peers and partners in the financial community and will continue to recognize the importance of holding all Client Information as confidential.

We will maintain accurate Client Information and respond promptly to customer requests to correct information.

We will require companies with whom we do business to use Client Information appropriately and to safeguard the confidentiality of such information.

We appreciate the opportunity to serve your investment needs. We pledge to follow the policies, safeguards and guidelines as described in this Privacy Notice to protect the confidentiality of your Client Information. Your relationship is very important to us and we will take great care to honor these commitments to you.

This Privacy Notice applies to individuals and covers information in connection with consumer transactions. In compliance with government regulations, we provide this Privacy Notice at the time the customer relationship commences, and to the extent required by law, annually and during the year in which the relationship exits. If we change our policies or practices, we will update this Privacy Notice.

If you would like to contact us about this Privacy Notice or any data privacy or confidentiality issues, below is our contact information:

General Counsel
405 Park Avenue
New York, NY 10022
212-415-6500

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual consolidated financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control-Integrated Framework 2013 issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2015, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Business Development Corporation of America:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Business Development Corporation of America (and subsidiaries) (the Company) as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 and 2014, by correspondence with the custodian, portfolio companies or agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Business Development Corporation of America (and subsidiaries) as of December 31, 2015 and 2014, and the results of their operations, changes in net assets and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
March 9, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Business Development Corporation of America

We have audited the accompanying consolidated statement of operations, changes in net assets, and cash flows of Business Development Corporation of America (a Maryland corporation) and subsidiaries (the “Company”) for the year ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Business Development Corporation of America and subsidiaries for the year ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Philadelphia, Pennsylvania
March 18, 2014

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands except share and per share data)

	December 31,
	2015	2014
ASSETS
Investments, at fair value:
Control Investments, at fair value (amortized cost of $282,567 and $77,986, respectively)	$306,382	$88,841
Affiliate Investments, at fair value (amortized cost of $439,141 and $513,185, respectively)	362,984	505,806
Non-affiliate Investments, at fair value (amortized cost of $1,707,195 and $1,340,855, respectively)	1,641,915	1,322,344
Investments, at fair value (amortized cost of $2,428,903 and $1,932,026, respectively)	2,311,281	1,916,991
Cash and cash equivalents	150,412	206,872
Receivable for unsettled trades	1,404	33,746
Interest receivable	22,772	22,464
Deferred credit facility financing costs, net	7,530	4,411
Prepaid expenses and other assets	4,886	1,792
Due from affiliate	—	1,666
Total assets	$2,498,285	$2,187,942
LIABILITIES
Revolving credit facility	$743,712	$618,712
Unsecured notes payable	98,526	—
Stockholder distributions payable	13,213	11,587
Management fees payable	9,532	7,981
Subordinated income incentive fees payable	—	2,736
Accounts payable and accrued expenses	8,486	6,742
Payable for unsettled trades	6,683	685
Interest and credit facility fees payable	6,507	3,386
Payable for common stock repurchases	924	672
Due to affiliate	197	—
Directors fees payable	20	18
Total liabilities	$887,800	$652,519
Commitments and contingencies (Note 7)
NET ASSETS
Preferred stock, $.001 par value, 50,000,000 shares authorized, none issued and outstanding	$—	$—
Common stock, $.001 par value, 450,000,000 shares authorized, 179,142,028 and 157,534,040 shares issued and outstanding, respectively	179	157
Additional paid in capital	1,737,893	1,544,584
Accumulated under/(over) distributed net investment income	(7,656)	7,710
Accumulated under distributed realized gains	(3,405)	(539)
Net unrealized depreciation	(120,645)	(18,082)
Total Business Development Corporation of America net assets	1,606,366	1,533,830
Non-controlling interest	4,119	1,593
Total net assets	1,610,485	1,535,423
Total liabilities and net assets	$2,498,285	$2,187,942
Net asset value per share	$8.97	$9.74

The accompanying notes are an integral part of these consolidated financial statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands except share and per share data)

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Investment income:
Interest from investments
Control investments	$18,451	$5,076	$55
Affiliate investments	38,781	39,510	5,829
Non-control/Non-affiliate investments	128,339	83,172	23,632
Total interest from investments	185,571	127,758	29,516
Interest from cash and cash equivalents	58	25	7
Total interest income	185,629	127,783	29,523
Other income	10,217	10,498	1,870
Total investment income	195,846	138,281	31,393
Operating expenses:
Management fees	35,994	24,926	6,555
Subordinated income incentive fees	10,145	9,929	6,377
Capital gains incentive fees	—	(2,664)	2,444
Interest and credit facility financing expenses	26,467	11,057	2,248
Professional fees	6,777	5,956	1,723
Other general and administrative	4,590	3,060	171
Administrative services	966	770	318
Insurance	210	221	223
Directors fees	75	74	69
Expenses before expense waivers	85,224	53,329	20,128
Waiver of management and incentive fees	(3,534)	(1,335)	(1,827)
Total expenses net of expense waivers	81,690	51,994	18,301
Net investment loss attributable to noncontrolling interests	—	(68)	—
Net investment income	114,156	86,355	13,092
Realized and unrealized gain (loss) on investments and total return swap:
Net realized gain (loss) from investments
Control investments	(51)	(79)	—
Affiliate investments	276	7,785	855
Non-control/non-affiliate investments	(579)	1,688	3,111
Total net realized gain/(loss) from investments	(354)	9,394	3,966
Net realized gain from total return swap	—	14,552	14,641
Net change in unrealized appreciation (depreciation) on investments
Control investments	19,841	10,854	—
Affiliate investments	(68,777)	(10,858)	3,344
Non-control/non-affiliate investments	(53,652)	(24,529)	4,909
Total net change in unrealized appreciation (depreciation) on investments	(102,588)	(24,533)	8,253
Net change in unrealized appreciation (depreciation) on total return swap	—	(3,180)	2,792

The accompanying notes are an integral part of these consolidated financial statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands except share and per share data) – (Continued)

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net realized and unrealized gain (loss) on investments and total return swap before non-controlling interests and deferred income taxes	(102,942)	(3,767)	29,652
Net change in unrealized depreciation attributable to non-controlling interests	(2,527)	(660)	—
Net deferred income tax expense on unrealized appreciation of investments	(634)	(2,388)	—
Net realized and unrealized gain (loss) on investments and total return swap	(106,103)	(6,815)	29,652
Net increase (decrease) in net assets resulting from operations	$8,053	$79,540	$42,744
Per share information – basic and diluted
Net investment income	$0.66	$0.71	$0.36
Net increase in net assets resulting from operations	$0.05	$0.65	$1.17
Weighted average shares outstanding	172,208,186	122,154,778	36,390,524

The accompanying notes are an integral part of these consolidated financial statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollars in thousands except share and per share data)

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$114,156	$86,355	$13,092
Net realized gain/(loss) from investments	(354)	9,394	3,966
Net realized gain from total return swap	—	14,552	14,641
Net change in unrealized appreciation (depreciation) on investments	(102,588)	(24,533)	8,253
Net change in unrealized appreciation (depreciation) on total return swap	—	(3,180)	2,792
Net change in unrealized depreciation on minority interest	(2,527)	(660)	—
Net deferred income tax expense on unrealized appreciation of investments	(634)	(2,388)	—
Net increase in net assets from operations	8,053	79,540	42,744
Stockholder distributions:
Distributions from net investment income	(130,846)	(86,355)	(13,092)
Distributions from net realized gain from investments and total return swap	(2,509)	(19,944)	(18,207)
Return of capital	(16,264)	—	—
Net decrease in net assets from stockholder distributions	(149,619)	(106,299)	(31,299)
Capital share transactions:
Issuance of common stock, net of issuance costs	165,527	888,579	466,008
Reinvestment of stockholder distributions	70,033	48,569	11,142
Repurchases of common stock	(21,459)	(4,462)	(1,377)
Net increase in net assets from capital share transactions	214,101	932,686	475,773
Total increase in Business Development Corporation of America net assets	72,535	905,927	487,218
Increase in non-controlling interest	2,527	1,593	—
Total increase in net assets	75,062	907,520	487,218
Net assets at beginning of year	1,535,423	627,903	140,685
Net assets at end of year	$1,610,485	$1,535,423	$627,903
Net asset value per common share	$8.97	$9.74	$9.86
Common shares outstanding at end of year	179,142,028	157,534,040	63,671,644
Accumulated under/(over) distributed net investment income	$(7,656)	$7,710	$(509)
Accumulated under distributed realized gains	$(3,405)	$(539)	$3,966

The accompanying notes are an integral part of these consolidated financial statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in thousands)

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operating activities:
Net increase in net assets from operations	$8,053	$79,540	$42,744
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Paid-in-kind interest income	(19,904)	(2,896)	(807)
Net accretion of discount on investments	(5,231)	(2,830)	(672)
Amortization of deferred financing costs	2,577	1,186	344
Sales and repayments of investments	678,166	1,284,029	270,038
Purchase of investments	(1,150,263)	(2,514,658)	(815,944)
Net realized (gain)/loss from investments	354	(9,394)	(3,966)
Net unrealized (appreciation) depreciation on investments	102,588	24,533	(8,253)
Net unrealized appreciation on total return swap	—	3,180	(2,792)
(Increase) decrease in operating assets:
Cash collateral on deposit with custodian	—	76,874	(57,716)
Interest receivable	(308)	(14,937)	(6,315)
Dividend receivable	—	738	(738)
Receivable due on total return swap	—	4,053	(2,766)
Prepaid expenses and other assets	(3,094)	(789)	(768)
Receivable for unsettled trades	32,342	2,412	(24,245)
Increase (decrease) in operating liabilities:
Payable for unsettled trades	5,998	(66,318)	57,203
Management and incentive fees payable	(1,185)	2,649	7,164
Interest and credit facility fees payable	3,121	2,671	522
Accounts payable and accrued expenses	1,744	6,143	407
Payable for common stock repurchases	252	584	(88)
Directors fees payable	2	18	—
Net cash used in operating activities	(344,788)	(1,123,212)	(546,648)
Financing activities:
Proceeds from issuance of shares of common stock, net	165,527	888,579	466,007
Repurchases of common stock	(21,459)	(4,462)	(1,377)
Decrease (increase) in deferred offering costs receivable	3,274	(2,017)	2,047
Proceeds from revolving credit facility	357,830	543,026	128,500
Payments on revolving credit facility	(232,830)	(57,000)	(29,720)
Proceeds from unsecured notes	98,526	—	—
Payments of financing cost	(5,696)	(3,319)	(1,887)
Payments to (proceeds from) affiliate	(1,411)	1,410	(1,505)
Stockholder distributions	(77,959)	(50,721)	(16,602)
Increase in non-controlling interest	2,526	1,593	—
Net cash provided by financing activities	288,328	1,317,089	545,463
Net increase (decrease) in cash and cash equivalents	(56,460)	193,877	(1,185)
Cash and cash equivalents, beginning of year	206,872	12,995	14,180
Cash and cash equivalents, end of year	$150,412	$206,872	$12,995
Supplemental information:
Interest paid during the period	$20,612	$7,305	$1,381
Taxes, including excise tax, paid during the period	$257	$174	$5
Supplemental non-cash information:
Payable for common stock repurchases	$924	$672	$88
DRIP distribution payable	$5,989	$5,735	$2,074
Cash distribution payable	$7,224	$5,852	$2,504
DRIP distribution paid	$70,025	$48,569	$11,142

The accompanying notes are an integral part of these consolidated financial statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS

(dollars in thousands)

Portfolio Company(q)	December 31, 2015
	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured First Lien Debt – 87.3%(b)
Ability Networks Inc.(aa)	Health Care Providers & Services	L+5.00% (6.00%), 5/14/2021	$8,848	$8,817	$8,715	0.5%
Adams Publishing Group, LLC	Media	L+6.75% (7.75%), 11/3/2020	19,013	18,643	18,640	1.2%
AM General LLC(aa)	Aerospace & Defense	L+9.00% (10.25%), 3/22/2018	5,250	4,899	4,253	0.3%
Amports, Inc.(ab)	Transportation Infrastructure	L+8.00% (9.00%), 5/19/2020	15,000	14,918	14,877	0.9%
Amteck, LLC(z)(aj)(aq)	Commercial Services & Supplies	L+8.50% (9.50%), 7/2/2020	24,688	24,298	24,226	1.5%
Answers Corporation(z)(aa)	Internet Software & Services	L+5.25% (6.25%), 10/3/2021	34,650	33,645	23,216	1.4%
AP Gaming I, LLC(z)(aa)	Hotels, Restaurants & Leisure	L+8.25% (9.25%), 12/21/2020	30,667	30,407	29,516	1.8%
Aperture Group LLC (fka OH Acquisition, LLC)	Diversified Financial Services	L+6.25% (7.25%), 8/29/2019	7,406	7,379	7,335	0.5%
Applied Merchant Systems West Coast, Inc.(aj)	Diversified Financial Services	L+11.50% (12.50%), 10/26/2020	20,500	20,297	20,021	1.2%
Ascensus, Inc.(ar)	IT Services	L+4.50%, (5.50%), 12/3/2022	16,941	15,931	15,755	1.0%
Asurion	IT Services	L+3.75% (5.00%), 5/24/2019	19,449	18,689	18,179	1.1%
Avaya, Inc. Term Loan B-3(aa)	Communications Equipment	L+4.50% (4.82%), 10/26/2017	1,500	1,339	1,155	0.1%
Avaya, Inc. Term Loan B-6(aa)	Communications Equipment	L+5.50% (6.50%), 3/31/2018	8,457	8,465	6,345	0.4%
Avaya, Inc. Term Loan B-7(z)(aa)	Communications Equipment	L+5.25% (6.25%), 5/29/2020	9,911	9,822	6,847	0.4%
AxleTech International, LLC(z)	Machinery	L+6.50% (7.50%), 1/5/2021	19,800	19,632	19,242	1.2%
Basho Technologies, Inc.(ai)	Software	13.00%, 3/9/2018	10,251	10,065	10,286	0.6%
Broder Bros, Co.	Distributors	L+5.75% (7.00%), 6/3/2021	7,455	7,308	7,296	0.5%
Broder Bros, Co.	Distributors	L+12.25% (13.50%), 6/3/2021	7,470	7,323	7,311	0.5%
Catapult Learning, LLC(z)(aj)	Diversified Investment Vehicles	L+8.10% (9.10%), 7/16/2020	27,500	27,000	26,959	1.7%
Central Security Group, Inc.(z)(aa)	Commercial Services & Supplies	L+5.25% (6.25%), 10/6/2020	18,315	18,094	17,674	1.1%
Chicken Soup for the Soul Publishing, LLC(z)(ab)	Media	L+6.00% (7.25%), 1/8/2019	29,550	29,326	29,533	1.8%
Clover Technologies Group, LLC(aa)	Commercial Services & Supplies	L+4.50% (5.50%), 5/8/2020	14,242	14,140	13,102	0.8%
ConvergeOne Holdings Corp.(aa)	Diversified Consumer Services	L+5.00% (6.00%), 6/17/2020	16,771	16,654	16,687	1.0%
Danish CRJ LTD.(a)(p)	Aerospace & Defense	13.50%	20	20	20	—%
DigiCert, Inc	Internet Software & Services	L+5.00% (6.00%), 10/21/2021	11,000	10,679	10,670	0.7%
Doskocil Manufacturing Company, Inc.	Household Durables	L+8.70% (9.70%), 11/10/2020	15,000	14,745	14,738	0.9%
Eagle Rx, LLC(z)	Health Care Providers & Services	L+6.00% (7.00%), 8/15/2019	15,519	15,462	15,613	1.0%
ECI Acquisition Holdings, Inc.(k)(z)	Internet Software & Services	L+6.25% (7.25%), 3/11/2019	12,874	12,832	12,680	0.8%
Emergency Communications Network, LLC(aj)	Internet Software & Services	L+8.25% (9.25%), 6/12/2021	19,900	19,629	19,387	1.2%
ERG Holding Company(z)(ad)	Health Care Providers & Services	L+6.75% (8.00%), 4/4/2019	17,177	16,937	16,808	1.0%
Excelitas Technologies Corp.(aa)	Electronic Equipment, Instruments & Components	L+5.00% (6.00%), 11/2/2020	13,903	13,843	12,252	0.8%
GEM Holdings Group, LLC(z)	Hotels, Restaurants & Leisure	L+9.00% (10.00%), 11/22/2020	16,004	15,963	16,158	1.0%
GK Holdings, Inc.(aa)	Professional Services	L+5.50% (6.50%), 1/20/2021	3,960	3,926	3,881	0.2%
Greenwave Holdings, Inc.	Internet Software & Services	13.00%, 7/8/2019	15,183	15,033	14,884	0.9%
GTCR Valor Companies, Inc.(z)(aa)	Software	L+5.00% (6.00%), 5/30/2021	32,570	31,963	32,245	2.0%
Hanna Anderson, LLC(z)(an)	Specialty Retail	L+7.25% (8.25%), 4/21/2019	14,824	14,724	14,720	0.9%
Icynene US Acquisition Corp.(h)(z)(ac)(aj)	Building Products	L+6.25% (7.25%), 11/4/2020	23,820	23,435	23,620	1.5%
ILC Dover LP(z)	Aerospace & Defense	L+7.00% (8.00%), 3/20/2020	14,344	14,293	13,142	0.8%
InMotion Entertainment Group, LLC(z)(ae)	Specialty Retail	L+7.75% (9.00%), 10/1/2018	15,230	15,044	15,278	0.9%
Integrity Nutraceuticals, Inc.(e)(o)(t)(z)(ab)(ai)	Food Products	L+12.50% (13.50%), 4/28/2019	41,732	41,120	29,731	1.8%
IPC Corp.(aa)	Diversified Telecommunication Services	L+4.50% (5.50%), 8/6/2021	6,948	6,916	6,519	0.4%
Jackson Hewitt, Inc.(aa)	Diversified Consumer Services	L+7.00% (8.00%), 7/30/2020	7,000	6,884	6,694	0.4%
Jefferson Gulf Coast Energy Partners LLC(aj)	Transportation Infrastructure	L+7.50% (11.00%), 2/27/2018	17,775	17,692	15,998	1.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

Portfolio Company(q)	December 31, 2015
	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
K&N Engineering, Inc.(z)	Specialty Retail	L+4.25% (5.25%), 7/11/2019	$4,975	$4,953	$4,802	0.3%
K2 Pure Solutions NoCal, L.P.(z)	Chemicals	L+7.00% (8.00%), 8/19/2019	9,625	9,507	9,341	0.6%
Kahala Ireland OpCo Limited(a)(o)(ai)	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	170,281	170,281	170,281	10.7%
Kahala US OpCo LLC(o)(ai)	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	2,604	2,604	2,604	0.2%
Land Holdings I, LLC(aj)	Hotels, Restaurants & Leisure	12.00%, 6/26/2019	30,000	29,580	30,820	1.9%
Liquidnet Holdings, Inc.(a)(z)(aa)	Capital Markets	L+6.75% (7.75%), 5/22/2019	6,190	6,158	5,973	0.4%
MCS AMS Sub-Holdings LLC(aa)	Real Estate Management & Development	L+6.50% (7.50%), 10/15/2019	13,031	12,727	10,555	0.7%
Motion Recruitment Partners, LLC(l)(z)	Professional Services	L+6.00% (7.00%), 2/13/2020	18,625	18,261	18,198	1.1%
Motorsports Aftermarket Group, Inc.(z)(aa)	Auto Components	L+4.00% (5.00%), 5/14/2021	26,579	24,867	17,941	1.1%
National Technical Systems, Inc.(v)(z)	Professional Services	L+6.00% (7.00%), 6/12/2021	19,950	19,769	19,707	1.2%
NexSteppe Inc.(ai)	Chemicals	13.00%, 3/30/2018	10,232	9,704	9,705	0.6%
Noosa Acquirer, Inc.(z)(aj)	Food Products	L+5.25% (6.25%), 11/21/2020	25,000	24,694	25,136	1.6%
North Atlantic Trading Company, Inc.(z)(aa)	Food Products	L+6.50% (7.75%), 1/13/2020	17,847	17,810	17,624	1.1%
Orchid Underwriters Agency, LLC(af)(aj)	Insurance	10.00%, 11/6/2019	14,768	14,598	14,538	0.9%
Otter Box Holdings, Inc.(aa)	Electronic Equipment, Instruments & Components	L+4.75% (5.75%), 6/3/2020	15,673	15,394	14,850	0.9%
PeopLease Holdings, LLC(d)(z)(ai)	Commercial Services & Supplies	L+13.00% (14.00%), 12/26/2018	10,000	9,880	10,483	0.7%
PGX Holdings, Inc.(z)(aa)	Transportation Infrastructure	L+4.75% (5.75%), 9/29/2020	13,892	13,801	13,753	0.9%
Plaskolite	Chemicals	L+4.75% (5.75%), 11/3/2022	7,000	6,931	6,930	0.4%
Premier Dental Services, Inc.(z)(aa)	Health Care Providers & Services	L+5.00% (6.00%), 11/1/2018	22,488	22,415	19,452	1.2%
Pre-Paid Legal Services, Inc.(aa)	Diversified Consumer Services	L+5.25% (6.50%), 7/1/2019	11,896	11,940	11,784	0.7%
Pride Plating, Inc.(z)	Aerospace & Defense	L+5.50% (6.50%), 6/13/2019	9,619	9,562	9,375	0.6%
PSKW Intermediate	Health Care Providers & Services	L+4.25% (5.25%), 11/25/2021,	2,250	2,228	2,227	0.1%
PSKW Intermediate	Health Care Providers & Services	L+8.42% (9.42%), 11/25/2021	17,750	17,401	17,572	1.1%
Pure Barre, LLC(z)(aj)(al)	Hotels, Restaurants & Leisure	L+7.00% (8.00%), 6/11/2020	29,850	29,385	29,453	1.8%
RedPrairie Corp.(aa)	Software	L+5.00% (6.00%), 12/21/2018	17,946	17,517	15,897	1.0%
Resco Products, Inc.(z)	Metals & Mining	L+6.25% (6.58%), 9/7/2016	10,000	9,962	9,741	0.6%
RVNB Holdings, Inc. (dba All My Sons Moving & Storage)(f)(z)	Diversified Consumer Services	L+7.75% (8.75%), 2/25/2020	23,536	23,145	22,974	1.4%
Sage Automotive Holdings, Inc.(aa)	Auto Components	L+5.00% (6.00%), 10/8/2020	7,356	7,283	7,338	0.5%
SHO Holding II Corporation	Specialty Retail	L+5.00% (6.00%), 10/27/2022	12,000	11,881	11,880	0.7%
Squan Holding Corp.(n)(z)(aj)	Diversified Telecommunication Services	L+8.75% (9.75%), 10/10/2019	22,249	21,931	21,399	1.3%
STG-Fairway Acquisitions, Inc.(aa)	Professional Services	L+5.25% (6.25%), 6/30/2022	13,359	13,170	13,009	0.8%
SunGard Availability Services Capital, Inc.(aa)	IT Services	L+5.00% (6.00%), 3/31/2019	8,827	8,767	7,624	0.5%
Taqua, LLC(ai)	Wireless Telecommunication Services	L+13.50%, 7/31/2019	13,300	13,109	12,933	0.8%
Tax Defense Network, LLC(j)(z)(aj)	Diversified Consumer Services	L+7.50% (8.50%), 8/28/2019	26,117	25,726	25,886	1.6%
The Tennis Channel Holdings, Inc.(ab)(ai)	Media	L+8.50% (8.88%), 5/29/2017	16,031	15,852	16,000	1.0%
Total Outdoor Holdings Corp.	Media	L+11.00% (12.00%), 8/28/2019	13,000	12,809	13,271	0.8%
Transportation Insight, LLC(z)(aj)	Air Freight & Logistics	L+5.50% (6.50%), 9/30/2019	21,049	20,801	20,495	1.3%
Trojan Battery Company, LLC	Auto Components	L+4.75% (5.75%), 6/12/2021	10,093	10,013	9,941	0.6%
Turning Tech LLC(z)(aj)(am)	Software	L+8.75% (9.08%), 6/30/2020	26,250	25,814	25,772	1.6%
Twenty Eighty, Inc. (fka Miller Heiman, Inc.)	Media	L+5.75% (6.75%), 9/30/2019	19,645	19,153	17,287	1.1%
United Central Industrial Supply Company, LLC(z)(aa)	Commercial Services & Supplies	L+6.25% (7.50%), 10/9/2018	8,730	8,651	6,111	0.4%
VetCor Professional Practices LLC(m)(z)	Diversified Consumer Services	L+6.00% (7.00%), 4/20/2021	13,197	13,078	12,998	0.8%
Sub Total Senior Secured First Lien Debt				$1,461,343	$1,405,868	87.3%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

Portfolio Company(q)	December 31, 2015
	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured Second Lien Debt – 21.7%(b)
Ability Networks Inc.(ab)	Health Care Providers & Services	L+8.25% (9.25%), 5/16/2022	$12,050	$11,954	$11,809	0.7%
Appriss Holdings, Inc.(aj)	IT Services	L+8.25% (9.25%), 5/21/2021	19,650	19,398	19,337	1.2%
Asurion LLC	IT Services	L+7.50% (8.50%), 3/3/2021	10,000	9,156	8,475	0.5%
Boston Market Corporation(ab)(aj)	Hotels, Restaurants & Leisure	L+7.63% (8.63%), 12/16/2018	24,601	24,365	24,599	1.5%
BrandMuscle Holdings Inc.	Internet Software & Services	L+8.50% (9.50%), 6/1/2022	32,000	31,368	31,360	1.9%
Cayan Holdings(aj)	IT Services	L+8.50% (9.50%), 3/24/2022	20,000	19,517	19,550	1.2%
CIG Financial, LLC(a)(ah)(aj)	Consumer Finance	10.50%, 6/30/2019	15,000	14,895	14,321	0.9%
CPX Interactive Holdings, LP(ai)	Media	L+10.00% (13.00%), 3/26/2018	20,618	19,785	17,660	1.1%
CREDITCORP(ab)	Consumer Finance	12.00%, 7/15/2018	13,250	13,199	8,596	0.5%
Epic Health Services, Inc.(aj)	Health Care Providers & Services	L+8.25% (9.25%), 8/17/2021	12,333	12,172	12,137	0.8%
High Ridge Brands Co.(ab)(aj)	Personal Products	L+8.50% (9.50%), 4/11/2020	22,500	22,259	22,434	1.5%
Interblock USA L.C.(ab)(aj)	Electronic Equipment, Instruments & Components	L+8.75% (9.75%), 3/28/2018	23,000	22,741	22,351	1.5%
J. C. Bromac Corporation (dba EagleRider, Inc.)(aj)(ap)	Hotels, Restaurants & Leisure	L+9.00% (10.00%), 8/11/2019	14,975	14,817	14,958	0.9%
K&N Engineering, Inc.(ab)	Specialty Retail	L+8.63% (9.63%), 7/11/2020	13,000	12,779	12,417	0.8%
Linc Energy Finance USA, Inc.(e)(t)(ab)	Oil, Gas & Consumable Fuels	12.50%, 10/31/2017	9,000	8,914	1,475	0.1%
NCP Finance Limited Partnership(aa)(ab)	Consumer Finance	L+9.75% (11.00%), 10/1/2018	17,599	17,485	16,367	1.0%
Prime Security Services Borrower, LLC(aa)	Commercial Services & Supplies	L+8.75% (9.75%), 7/1/2022	12,500	12,325	11,813	0.7%
Rx30 HoldCo, Inc.(aj)	HealthCare Technology	L+8.25% (9.25%), 6/15/2022	11,500	11,288	11,242	0.7%
Sage Automotive Holdings, Inc.(aj)	Auto Components	L+8.00% (9.00%), 10/8/2021	13,000	12,892	12,740	0.8%
Schulman Associates Institutional Review Board, Inc.(aj)	Life Sciences Tools & Services	L+8.00% (9.00%), 6/3/2021	17,000	16,716	16,292	1.0%
Stratose Intermediate Holdings II, LLC(aj)	HealthCare Providers & Services	L+9.50% (10.50%), 12/30/2021	10,000	9,908	9,900	0.6%
U.S. Auto(aj)	Diversified Consumer Services	L+10.50% (11.50%), 6/8/2020	30,000	29,532	29,205	1.8%
Sub Total Senior Secured Second Lien Debt				$367,465	$349,038	21.7%
Subordinated Debt – 5.7%(b)
Gold, Inc.(ab)	Textiles, Apparel & Luxury Goods	11.00%, 6/30/2019	$12,163	$12,028	$11,730	0.7%
Park Ave RE Holdings, LLC(d)(o)(ai)	Real Estate Management & Development	L+8.00% (13.00%), 12/29/2017	35,192	35,192	35,192	2.2%
Steel City Media(ai)(aj)	Media	14.00%, 3/29/2020	20,577	20,236	19,878	1.2%
Visionary Integration Professionals, LLC(ab)(ai)	IT Services	17.00%, 12/3/2018	13,148	12,386	10,663	0.7%
Xplornet Communications, Inc.(a)(ai)	Diversified Telecommunication Services	13.00%, 10/25/2020	12,864	12,864	12,974	0.8%
Zimbra, Inc.(e)(t)	Software	12.00%, 7/10/2018	1,203	1,203	1,835	0.1%
Sub Total Subordinated Debt				$93,909	$92,272	5.7%
Collateralized Securities – 16.4%(b)
Collateralized Securities – Debt Investment
Fifth Street Senior Loan Fund I, LLC – 1A Class F(a)(p)	Diversified Investment Vehicles	L+7.50%, 1/19/2027	$10,728	$8,938	$8,523	0.5%
Collateralized Securities – Equity Investment
B&M CLO 2014-1, LTD. Subordinated Notes(a)(p)(ao)	Diversified Investment Vehicles	8.05%, 4/16/2026	$40,250	$25,816	$19,169	1.1%
CVP Cascade CLO, LTD. Subordinated Notes(a)(p)(ao)	Diversified Investment Vehicles	3.38%, 1/16/2026	31,000	15,193	11,114	0.7%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

Portfolio Company(q)	December 31, 2015
	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
CVP Cascade CLO-2, LTD. Subordinated Notes(a)(e)(p)(ao)	Diversified Investment Vehicles	7/18/2026	$35,250	$19,014	$12,216	0.8%
Fifth Street Senior Loan Fund I, LLC – 2015-1A Subordinated Notes(a)(p)(ao)	Diversified Investment Vehicles	11.30%, 1/19/2027	31,575	26,739	23,566	1.5%
Figueroa CLO 2014-1, LTD. Subordinated Notes(a)(p)(ao)	Diversified Investment Vehicles	3.77%, 1/15/2027	35,057	24,459	16,112	1.0%
MidOcean Credit CLO II, LLC(a)(p)(ao)	Diversified Investment Vehicles	11.87%, 1/29/2025	37,600	27,719	23,603	1.5%
MidOcean Credit CLO III, LLC(a)(p)(ao)	Diversified Investment Vehicles	11.96%, 7/21/2026	40,250	29,131	23,748	1.5%
MidOcean Credit CLO IV, LLC(a)(p)(ao)	Diversified Investment Vehicles	16.51%, 4/15/2027	21,500	17,649	14,212	0.9%
NewStar Arlington Senior Loan Program LLC Subordinated Notes(a)(p)(ao)	Diversified Investment Vehicles	14.77%, 7/25/2025	31,603	27,200	24,461	1.5%
Ocean Trails CLO V, LTD.(a)(p)(ao)	Diversified Investment Vehicles	11.64%, 10/13/2026	40,518	31,488	25,957	1.6%
OFSI Fund VI, Ltd. Subordinated Notes(a)(p)(ao)	Diversified Investment Vehicles	7.63%, 3/20/2025	38,000	24,510	20,205	1.3%
Related Fee Agreements(a)(p)(s)	Diversified Investment Vehicles		—	13,805	12,674	0.8%
Silver Spring CLO, Ltd.(a)(e)(p)(ao)	Diversified Investment Vehicles	10/16/2026	31,500	22,286	12,269	0.8%
WhiteHorse VIII, Ltd. CLO Subordinated Notes(a)(p)(ao)	Diversified Investment Vehicles	8.28%, 5/1/2026	36,000	21,587	13,955	0.9%
Sub Total Collateralized Securities				$335,534	$261,784	16.4%
Equity/Other – 12.6%(b)
Basho Technologies, Inc. – Series G Senior Participating Preferred Stock Warrant(e)	Software		306	$—	$16	—%
Basho Technologies, Inc. – Series G Senior Preferred Stock(e)	Software		$2,000	2,000	2,322	0.1%
Carlyle GMS Finance, Inc.(a)(i)	Diversified Investment Vehicles		$5,274	5,274	4,883	0.3%
CPX Interactive Holdings, LP – Series A Convertible Preferred Shares(e)(u)	Media	8.00%	$6,000	6,000	5,370	0.3%
CPX Interactive Holdings, LP – Warrants(e)(u)	Media		317	1,087	—	—%
Danish CRJ LTD.(a)(e)(p)(r)	Aerospace & Defense		$5	1	1,034	0.1%
Evolution Research Group – Preferred Equity(e)	Health Care Providers & Services	8.00%	$500	500	409	—%
Greenwave Holdings, Inc. – Series C Preferred Stock Warrant(e)	Internet Software & Services		172	—	—	—%
HIG Integrity Nutraceuticals(e)(o)(u)	Food Products		2	1,630	—	—%
Integrity Nutraceuticals(e)(o)	Food Products		25	—	—	—%
Kahala Ireland OpCo Limited – Common Equity(a)(e)(o)(y)	Aerospace & Defense		—	—	29,428	1.8%
Kahala Ireland OpCo Limited – Profit Participating Note(a)(e)(o)(y)	Aerospace & Defense		3,250	3,065	3,250	0.2%
Kahala US OpCo LLC(e)(o)(x)	Aerospace & Defense	13.00%	4,413	4,444	4,136	0.3%
MBLOX Inc. - Warrants(e)	Internet Software & Services		1,531	—	—	—%
NexSteppe Inc. Series C Preferred Stock Warrant(e)	Chemicals		177	500	447	—%
NMFC Senior Loan Program I, LLC(a)(p)	Diversified Investment Vehicles		$50,000	50,000	45,994	3.0%
Orchid Underwriters Agency, LLC – Preferred Shares(e)(u)	Insurance		5	500	684	—%
Orchid Underwriters Agency, LLC – Common Shares(e)(u)	Insurance		5	—	—	—%
Park Ave RE Holdings, LLC – Common Shares(e)(o)(w)	Real Estate Management & Development		1	587	8,115	0.5%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

Portfolio Company(q)	December 31, 2015
	Industry	Investment Coupon Rate(ak)/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Park Ave RE Holdings, LLC – Preferred Shares(o)(w)	Real Estate Management & Development	8.00%	47	23,645	23,645	1.5%
PennantPark Credit Opportunities Fund II, LP(a)(g)(p)	Diversified Investment Vehicles		$8,686	8,686	9,082	0.6%
SkyCross Inc. – Warrants(e)	Electronic Equipment, Instruments & Components		2,254	—	—	—%
South Grand MM CLO I, LLC(a)(p)(ag)	Diversified Investment Vehicles		$29,524	29,095	29,155	1.9%
Squan Holding Corp. – Class A Common Stock(e)(u)	Diversified Telecommunication Services		1,150	12	—	—%
DiversifiedSquan Holding Corp. – Series A Preferred Stock(e)(u)	Diversified Telecommunication Services		1	1,139	—	—%
Tax Defense Network, LLC(e)(u)	Diversified Consumer Services		$425	425	888	0.1%
Tennenbaum Waterman Fund, L.P.(a)	Diversified Investment Vehicles		$10,000	10,000	10,338	0.6%
The SAVO Group, Ltd. – Warrants(e)	Internet Software & Services		138	—	—	—%
THL Credit Greenway Fund II LLC(a)(p)	Diversified Investment Vehicles		$16,902	16,902	16,910	1.0%
U.S. Auto Series A Common Units(e)	Diversified Consumer Services		10	10	237	—%
U.S. Auto Series A Preferred Units(e)	Diversified Consumer Services		1	490	403	—%
Visionary Integration Professionals, LLC – Warrants(e)(u)	IT Services		657	910	—	—%
World Business Lenders, LLC(e)	Consumer Finance		923	3,750	4,733	0.3%
Xplornet Communications, Inc. – Warrants(a)(e)	Diversified Telecommunication Services		10	—	759	—%
Zimbra, Inc. – Warrants (Third Lien Bridge Note)(e)	Software		1,000	—	81	—%
Sub Total Equity/Other				$170,652	$202,319	12.6%
TOTAL INVESTMENTS – 143.7%(b)				$2,428,903	$2,311,281	143.7%

(a)	All of the Company’s investments, except the investments noted by this footnote, are in eligible portfolio companies, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Eligible assets represent 74.9% of the Company’s total assets.
(b)	Percentages are based on net assets of $1,610.49 million as of December 31, 2015.
(c)	The fair value of investments with respect to securities for which market quotations are not readily available is determined in good faith by the Company’s board of directors as required by the 1940 Act. (See Note 3 to the consolidated financial statements).
(d)	As of December 31, 2015, the company elected to pay cash interest, noting the company has the option to elect a portion of the interest to be PIK.
(e)	Non-income producing at December 31, 2015.
(f)	The Company has committed to fund a revolver term loan of $0.9 million in RVNB Holdings, Inc. The remaining commitment as of December 31, 2015 was $0.4 million.
(g)	The investment is subject to a three year lock-up restriction on withdrawals in year 4.
(h)	The Company has committed to fund a revolver term loan of $5.0 million in Icynene US Acquisition Corp. The remaining commitment as of December 31, 2015 was $5.0 million.
(i)	The Company has committed to fund $10.0 million in Carlyle GMS Finance, Inc. The remaining commitment as of December 31, 2015 was $4.7 million.
(j)	The Company has committed to fund a delayed draw term loan of $5.0 million in Tax Defense Network, LLC. The remaining commitment as of December 31, 2015 was $2.0 million.
(k)	The Company has committed to fund a delayed draw term loan of $2.6 million in ECI Acquisition Holdings, Inc. The remaining commitment as of December 31, 2015 was $1.8 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

(l)	The Company has committed to fund a revolver term loan of $2.0 million in Motion Recruitment Partners, LLC. The remaining commitment as of December 31, 2015 was $2.0 million.
(m)	The Company has committed to fund a delayed draw term loan of $5.0 million in VetCor Professional Practices LLC. The remaining commitment as of December 31, 2015 was $1.8 million.
(n)	The Company has committed to fund a delayed draw term loan of $1.4 million in Squan Holding Corp. The remaining commitment as of December 31, 2015 was $0.3 million.
(o)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company.
(p)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities.
(q)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments. The Company classifies all investments within the Consolidated Schedule of Investments which are not classified as Control Investments or Affiliated Investments as Non-affiliated Investments.
(r)	The Company’s investment is held through the Consolidated Holding Company, Kahala Aviation Holdings, LLC, which owns 49% of the operating company, Danish CRJ LTD.
(s)	Related Fee Agreements consists of one investment with a fair value of $995 thousand that is classified as a Non-affiliated Investment and six investments with a total fair value of $11,679 thousand that are classified as Affiliated Investments.
(t)	The investment is on non-accrual status as of December 31, 2015.
(u)	Investments are held in the taxable wholly-owned, consolidated subsidiary, 54th Street Equity Holdings, Inc.
(v)	The Company has committed to fund a delayed draw term loan of $5.0 million in National Technical Systems, Inc. The remaining commitment as of December 31, 2015 was $5.0 million.
(w)	The Company’s investment is held through the consolidated subsidiary, Park Ave RE, Inc., which owns 100% of the equity of the operating company, Park Ave RE Holdings, LLC.
(x)	The Company’s investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala Aviation US, Inc. which own 100% of the equity of the operating company, Kahala US OpCo LLC.
(y)	The Company’s investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala LuxCo, which own 100% of the equity of the operating company, Kahala Ireland OpCo LLC.
(z)	The Company’s investment or a portion thereof is pledged as collateral under the Wells Fargo Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(aa)	The Company’s investment or a portion thereof is pledged as collateral under the Citi Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(ab)	The Company’s investment or a portion thereof is pledged as collateral under the Deutsche Bank Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(ac)	The Company has committed to fund a delayed draw term loan of $5.0 million in Icynene US Acquisition Corp. The remaining commitment as of December 31, 2015 was $5.0 million.
(ad)	The Company has committed to fund a delayed draw term loan of $20.2 million in ERG Holding Company. The remaining commitment as of December 31, 2015 was $16.4 million.
(ae)	The Company has committed to fund a delayed draw term loan of $2.2 million in InMotion Entertainment Group, LLC. The remaining commitment as of December 31, 2015 was $1.8 million.
(af)	The Company has committed to fund a delayed draw term loan of $5.6 million in Orchid Underwriters Agency, LLC. The remaining commitment as of December 31, 2015 was $5.6 million.

The accompanying notes are an integral part of these consolidated financial statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

(ag)	The Company has committed to fund $35.0 million in South Grand MM CLO I, LLC. The remaining commitment as of December 31, 2015 was $5.5 million.
(ah)	The Company has committed to fund a delayed draw term loan of $5.0 million in CIG Financial, LLC. The remaining commitment as of December 31, 2015 was $5.0 million.
(ai)	For year ended December 31, 2015, the following investments paid or have the option to pay all or a portion of interest and dividends via payment-in-kind (“PIK”):

Portfolio Company	Investment Type	Cash	PIK	All-in Rate
Basho Technologies, Inc.	Senior Secured First Lien Debt	10.00%	3.00%	13.00%
Greenwave Holdings, Inc.	Senior Secured First Lien Debt	10.00%	3.00%	13.00%
Integrity Nutraceuticals, Inc.	Senior Secured First Lien Debt	10.50%	1.00%	11.50%
Kahala Ireland OpCo LLC	Senior Secured First Lien Debt	—%	13.00%	13.00%
Kahala US OpCo LLC	Senior Secured First Lien Debt	—%	13.00%	13.00%
NexSteppe Inc.	Senior Secured First Lien Debt	10.00%	3.00%	13.00%
PeopLease Holdings, LLC	Senior Secured First Lien Debt	14.00%	—%	14.00%
The Tennis Channel Holdings, Inc.	Senior Secured First Lien Debt	6.88%	2.00%	8.88%
Taqua, LLC	Senior Secured First Lien Debt	10.50%	3.00%	13.50%
CPX Interactive Holdings, LP	Senior Secured Second Lien Debt	11.00%	2.00%	13.00%
Park Ave RE Holdings, LLC	Subordinated Debt	13.00%	—%	13.00%
Steel City Media	Subordinated Debt	12.00%	2.00%	14.00%
Visionary Integration Professionals, LLC	Subordinated Debt	—%	17.00%	17.00%
Xplornet Communications, Inc.	Subordinated Debt	—%	13.00%	13.00%
(aj)	The Company’s investment or a portion thereof is pledged as collateral under the UBS Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(ak)	For equity investments in Collateralized Securities, the effective yield is presented in place of the investment coupon rate for each investment. Refer to footnote (ao) for a further description of an equity investment in a Collateralized Security.
(al)	The Company has committed to fund a revolver term loan of $2.5 million in Pure Barre, LLC. The remaining commitment as of December 31, 2015 was $2.5 million.
(am)	The Company has committed to fund a revolver term loan of $6.0 million in Turning Tech LLC. The remaining commitment as of December 31, 2015 was $4.0 million.
(an)	The Company has committed to fund a delayed draw term loan of $3.5 million in Hanna Anderson, LLC. The remaining commitment as of December 31, 2015 was $2.9 million.
(ao)	The Company’s investment is considered an equity investment in a Collateralized Security. Equity investments represent the Collateralized Security’s tranche that is entitled to recurring distributions which are generally equal to the residual cash flow of the payments made by the investment’s underlying securities less contractual payments to debt holders and expenses.
(ap)	The Company has committed to fund a $10.8 million in PennantPark Credit Opportunities Fund II, LP. The remaining commitment as of December 31, 2015 was $1.6 million.
(aq)	The Company has committed to fund a revolver term loan of $5.0 million in Amteck, LLC. The remaining commitment as of December 31, 2015 was $5.0 million.
(ar)	The Company has committed to fund a delayed draw term loan of $1.1 million in Ascensus, Inc. The remaining commitment as of December 31, 2015 was $1.1 million.

The accompanying notes are an integral part of these consolidated financial statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

The following table shows the portfolio composition by industry grouping based on fair value at December 31, 2015 (dollars in thousands):

	At December 31, 2015
	Investments at Fair Value	Percentage of Total Portfolio
Diversified Investment Vehicles	$405,105	17.4%
Aerospace & Defense	237,523	10.3
Hotels, Restaurants & Leisure	145,504	6.3
Media	137,639	6.0
Diversified Consumer Services	127,756	5.5
Health Care Providers & Services	114,642	5.0
Internet Software & Services	112,197	4.9
IT Services	99,583	4.3
Software	88,454	3.8
Commercial Services & Supplies	83,409	3.6
Real Estate Management & Development	77,507	3.4
Food Products	72,491	3.1
Specialty Retail	59,097	2.6
Professional Services	54,795	2.4
Electronic Equipment, Instruments & Components	49,453	2.1
Auto Components	47,960	2.1
Transportation Infrastructure	44,628	1.9
Consumer Finance	44,017	1.9
Diversified Telecommunication Services	41,651	1.8
Diversified Financial Services	27,356	1.2
Chemicals	26,423	1.1
Building Products	23,620	1.0
Personal Products	22,434	1.0
Air Freight & Logistics	20,495	0.9
Machinery	19,242	0.8
Life Sciences Tools & Services	16,292	0.7
Insurance	15,222	0.7
Household Durables	14,738	0.6
Distributors	14,607	0.6
Communications Equipment	14,347	0.6
Wireless Telecommunication Services	12,933	0.6
Textiles, Apparel & Luxury Goods	11,730	0.5
Health Care Technology	11,242	0.5
Metals & Mining	9,741	0.4
Capital Markets	5,973	0.3
Oil, Gas & Consumable Fuels	1,475	0.1
Total	$2,311,281	100.0%

The accompanying notes are an integral part of these consolidated financial statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS

(dollars in thousands)

Portfolio Company(q)	December 31, 2014
	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured First Lien Debt – 65.0%(b)
Ability Networks Inc.(aa)	Health Care Providers & Services	L+5.00% (6.00%), 5/14/2021	$7,960	$7,923	$7,781	0.5%
AM General LLC(aa)	Aerospace & Defense	L+9.00% (10.25%), 3/22/2018	5,950	5,381	5,229	0.3%
Amports, Inc.(ab)	Automotive	L+8.00% (9.00%), 5/19/2020	14,999	14,899	14,986	1.0%
Answers Corporation(z)(aa)	Internet Software & Services	L+5.25% (6.25%),10/3/2021	35,000	33,811	33,162	2.2%
AP Gaming I, LLC(z)	Hotels, Restaurants & Leisure	L+8.25% (9.25%), 12/20/2020	4,913	4,786	4,888	0.3%
Applied Merchant Systems West Coast, Inc.	Diversified Financial Services	L+11.50% (12.50%), 9/19/2019	19,256	18,868	18,863	1.2%
Avaya, Inc. Term Loan B-6(aa)	Communications Equipment	L+5.50% (6.50%), 3/31/2018	12,831	12,848	12,617	0.8%
Caesars Growth Properties Holdings, LLC(a)(aa)	Hotels, Restaurants & Leisure	L+5.25% (6.25%), 5/8/2021	4,975	4,971	4,548	0.3%
Central Security Group, Inc.(z)(aa)	Commercial Services & Supplies	L+5.25% (6.25%), 10/2/2020	18,500	18,230	18,176	1.2%
Chicken Soup for the Soul Publishing, LLC(z)(ab)	Publishing	L+6.00% (7.25%), 1/8/2019	29,850	29,549	30,048	2.0%
Clover Technologies Group, LLC(aa)	Commercial Services & Supplies	L+4.50% (5.50%), 5/8/2020	11,471	11,481	11,156	0.7%
ConvergeOne Holdings Corp.(aa)	Diversified Consumer Services	L+5.00% (6.00%), 6/17/2020	13,432	13,308	13,365	0.9%
Creative Circle, LLC(z)(aa)	Professional Services	L+4.50% (5.50%), 6/25/2020	12,374	12,261	12,220	0.8%
Danish CRJ LTD.(a)(p)	Aerospace & Defense	13.50%	181	181	181	—%
Eagle Rx, LLC(z)	Health Care Providers & Services	L+6.00% (7.00%), 8/15/2019	15,920	15,845	16,024	1.0%
ECI Acquisition Holdings, Inc.(k)(z)	Technology – Enterprise Solutions	L+6.25% (7.25%), 3/11/2019	12,320	12,268	12,224	0.8%
Epic Health Services, Inc.(z)	Health Care Providers & Services	L+5.25% (6.50%), 10/18/2018	15,522	15,410	15,508	1.0%
ERG Holding Company(z)(ad)	Health Care Providers & Services	L+6.75% (8.00%), 4/4/2019	14,578	14,329	14,370	0.9%
Excelitas Technologies Corp.(aa)	Electronic Equipment, Instruments & Components	L+5.00% (6.00%), 11/2/2020	10,126	10,161	10,007	0.7%
EZE Trucking, Inc.(aj)(z)	Road & Rail	L+10.75% (14.00%), 7/31/2018	12,499	12,455	12,499	0.8%
GTCR Valor Companies, Inc.(z)(aa)	Software	L+5.00% (6.00%), 5/30/2021	36,890	36,049	35,830	2.3%
Hanna Anderson, LLC(z)	Retailers (except food & drug)	L+7.25% (8.25%), 4/21/2019	14,625	14,499	14,896	1.0%
Henniges Automotive Holdings, Inc.(aa)	Automotive	L+5.00% (6.00%), 6/12/2021	9,943	9,849	9,893	0.5%
Icynene US Acquisition Corp.(z)(ai)	Building Products	L+6.25% (7.25%), 11/4/2020	52,000	50,987	50,960	3.3%
ILC Dover LP(z)	Aerospace & Defense	L+5.50% (6.50%), 3/20/2020	14,719	14,655	14,135	0.9%
InMotion Entertainment Group, LLC(z)(ae)	Retailers (except food & drug)	L+7.75% (9.00%), 10/1/2018	11,647	11,473	11,795	0.8%
IntegraMed America, Inc.(z)	Health Care Providers & Services	L+7.25% (8.50%), 9/20/2017	3,744	3,699	3,648	0.2%
Integrity Nutraceuticals, Inc.(z)(ab)	Food Products	L+9.50% (10.50%), 4/28/2019	35,000	34,401	29,150	1.9%
Jackson Hewitt, Inc.(aa)	Diversified Consumer Services	L+8.50% (10.00%), 10/16/2017	8,625	8,570	8,582	0.6%
Jefferson Gulf Coast Energy Partners LLC	Transportation Infrastructure	L+8.00% (9.00%), 2/27/2018	17,955	17,798	17,057	1.1%
K2 Pure Solutions NoCal, L.P.(z)	Chemicals	L+6.00% (7.00%), 8/19/2019	9,875	9,722	9,609	0.6%
Kahala Ireland OpCo LLC(a)(ak)(o)	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	47,843	47,843	47,843	3.1%
Kahala US OpCo LLC(ak)(o)	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	7,131	7,131	7,131	0.5%
Land Holdings I, LLC	Hotels, Restaurants & Leisure	12.00%, 6/26/2019	30,000	29,460	30,677	2.0%
Liquidnet Holdings, Inc.(a)(z)(aa)	Capital Markets	L+6.75% (7.75%), 5/22/2019	17,063	16,959	16,295	1.1%
MCS AMS Sub-Holdings LLC(aa)	Real Estate Management & Development	L+6.00% (7.00%), 10/15/2019	14,156	13,740	12,457	0.8%
Miller Heiman, Inc.(z)(aa)	Media	L+5.75% (6.75%), 9/30/2019	18,389	17,886	17,872	1.2%
Motorsports Aftermarket Group, Inc.(z)(aa)	Automotive	L+4.00% (5.00%), 5/14/2021	24,875	23,284	20,646	1.3%
National Technical Systems, Inc.(v)(z)	Professional Services	L+5.50% (6.75%), 11/22/2018	18,609	18,487	18,467	1.2%
New Media Holdings II, LLC(a)(z)	Publishing	L+6.25% (7.25%), 6/3/2020	8,928	8,766	8,794	0.6%
NextCare, Inc.(m)(z)(ab)	Health Care Providers & Services	L+5.75% (7.00%), 10/10/2017	19,753	19,581	19,453	1.3%
North Atlantic Trading Company, Inc.(z)(aa)	Food Products	L+6.50% (7.75%), 1/13/2020	19,806	19,754	19,410	1.3%
OH Acquisition, LLC(a)(z)	Banking, Finance, Insurance & Real Estate	L+6.25% (7.25%), 8/29/2019	7,481	7,446	7,465	0.5%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

Portfolio Company(q)	December 31, 2014
	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Orchid Underwriters Agency, LLC(af)	Banking, Finance, Insurance & Real Estate	L+10.00% (10.00%), 11/6/2019	$14,963	$14,745	$14,738	1.0%
Otter Box Holdings, Inc.(aa)	Electronic Equipment, Instruments & Components	L+4.75% (5.75%), 6/3/2020	8,445	8,390	8,336	0.5%
PeopLease Holdings, LLC(d)(z)	Commercial Services & Supplies	L+13.00% (14.00%), 12/26/2018	10,000	9,840	11,634	0.8%
PGX Holdings, Inc.(z)	Transportation Infrastructure	L+5.25% (6.25%), 9/29/2020	10,931	10,826	10,918	0.7%
Premier Dental Services, Inc.(z)(aa)	Health Care Providers & Services	L+5.00% (6.00%), 11/1/2018	24,740	24,631	23,503	1.5%
Pre-Paid Legal Services, Inc.(aa)	Diversified Consumer Services	L+5.00% (6.25%), 7/1/2019	9,212	9,295	9,124	0.6%
Pride Plating, Inc.(z)	Aerospace & Defense	L+5.50% (6.50%), 6/13/2019	9,874	9,806	9,811	0.6%
RedPrairie Corp.(aa)	Software	L+5.00% (6.00%), 12/21/2018	13,355	13,338	12,379	0.8%
Resco Products, Inc.(z)	Steel	L+6.00% (6.25%), 9/7/2016	10,000	9,907	9,771	0.6%
Squan Holding Corp.(n)(z)	Diversified Telecommunication Services	L+7.25% (8.25%), 10/9/2019	23,000	22,561	22,540	1.5%
STG-Fairway Acquisitions, Inc.(aa)	Professional Services	L+5.00% (6.25%), 2/28/2019	11,815	11,775	11,623	0.8%
SunGard Availability Services Capital, Inc.(aa)	Business Equipment & Services	L+5.00% (6.00%), 3/29/2019	9,925	9,836	8,794	0.6%
Taqua, LLC	Wireless Telecommunication Services	L+9.00% (10.00%), 7/31/2019	14,000	13,743	13,749	0.9%
TASC, Inc.(aa)	Aerospace & Defense	L+5.50% (6.50%), 5/22/2020	6,965	6,830	6,780	0.4%
Tax Defense Network, LLC(j)(z)	Diversified Consumer Services	L+8.50% (9.50%), 8/28/2019	31,100	30,520	30,725	2.0%
The Tennis Channel Holdings, Inc.(aj)(ab)	Media	L+8.50% (8.81%), 5/29/2017	15,781	15,489	15,149	1.0%
Total Outdoor Holdings Corp.	Advertising	L+10.00% (11.00%), 8/28/2019	20,000	19,627	19,624	1.3%
Transportation Insight, LLC(z)	Freight & Logistics	L+5.25% (6.25%), 9/30/2019	15,800	15,575	15,563	1.0%
Trinity Consultants Holdings, Inc.(z)	Business Equipment & Services	L+6.75% (7.75%), 2/15/2020	15,000	14,896	14,980	1.0%
Trojan Battery Company, LLC(z)(aa)	Automotive	L+4.75% (5.75%), 6/12/2021	10,195	10,100	9,991	0.7%
United Central Industrial Supply Company, LLC(z)(aa)	Commercial Services & Supplies	L+6.25% (7.50%), 10/9/2018	8,798	8,690	7,962	0.5%
US Shipping LLC(aa)	Marine	L+4.50% (5.50%), 4/30/2018	10,255	10,399	10,050	0.7%
Sub Total Senior Secured First Lien Debt				$1,011,823	$997,661	65.0%
Senior Secured Second Lien Debt – 17.5%(b)
Ability Networks Inc.(ab)	Health Care Providers & Services	L+8.25% (9.25%), 5/16/2022	$12,550	$12,434	$12,236	0.8%
Acrisure, LLC	Banking, Finance, Insurance & Real Estate	L+10.50% (11.50%), 3/31/2020	9,000	8,823	8,820	0.6%
Appriss Holdings, Inc.	Business Equipment& Services	L+8.25% (9.25%), 5/21/2021	15,000	14,779	14,775	1.0%
Boston Market Corporation(ab)	Hotels, Restaurants & Leisure	L+7.63% (8.63%), 12/16/2018	14,800	14,624	15,041	1.0%
CIG Financial, LLC(a)(ah)	Consumer Finance	10.50%, 6/30/2019	15,000	14,865	15,000	1.0%
CPX Interactive Holdings, LP	Publishing	L+10.00% (11.00%), 3/26/2018	20,205	19,076	18,277	1.3%
CREDITCORP(ab)	Consumer Finance	12.00%, 7/15/2018	13,250	13,183	12,852	0.8%
H.D. Vest, Inc.(ab)	Diversified Consumer Services	L+8.00% (9.25%), 6/18/2019	8,750	8,669	8,791	0.6%
High Ridge Brands Co.(ab)	Retailers (except food & drug)	L+8.50% (9.50%), 4/11/2020	22,500	22,203	22,309	1.5%
Interblock USA L.C.(ab)	Electronic Equipment, Instruments & Components	L+8.75% (9.75%), 3/28/2018	23,000	22,627	22,732	1.5%
J. C. Bromac Corporation (dba EagleRider, Inc.)(ac)	Hotels, Restaurants & Leisure	L+9.00% (10.00%), 8/11/2019	10,000	9,838	9,873	0.6%
K&N Engineering, Inc.(l)(ab)	Automotive	L+8.63% (9.63%), 7/11/2020	13,000	12,730	12,764	0.8%
Linc Energy Finance USA, Inc.(ab)	Oil, Gas & Consumable Fuels	12.50%, 10/31/2017	9,000	8,895	7,598	0.5%
NCP Finance Limited Partnership(aa)(ab)	Consumer Finance	L+9.75% (11.00%), 10/1/2018	17,779	17,621	17,557	1.1%
Noosa Acquirer, Inc.	Food Products	L+5.25% (6.25%), 11/21/2020	25,000	24,632	24,625	1.5%
Sage Automotive Holdings, Inc.	Auto Components	L+8.00% (9.00%), 10/8/2021	13,000	12,873	12,870	0.8%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

Portfolio Company(q)	December 31, 2014
	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Schulman Associates Institutional Review Board, Inc.	Health Care	L+8.00% (9.00%), 6/3/2021	$17,000	$16,664	$16,660	1.1%
Surgery Center Holdings, Inc.(aa)	Healthcare & Pharmaceuticals	L+7.50% (8.50%), 11/3/2021	10,000	9,902	9,625	0.6%
Zimbra, Inc.(ab)	Software	10.75%, 7/1/2016	6,000	5,984	5,953	0.4%
Sub Total Senior Secured Second Lien Debt				$270,422	$268,358	17.5%
Subordinated Debt – 4.0%(b)
Gold, Inc.(d)(ab)	Textiles, Apparel & Luxury Goods	12.00%, 6/30/2019	$12,163	$11,969	$11,823	0.8%
Park Ave RE Holdings, LLC(d)(o)	Real Estate Management & Development	L+8.00% (13.00%), 12/29/2017	6,107	6,107	6,107	0.4%
S.B. Restaurant Co., Inc.(e)(t)	Hotels, Restaurants & Leisure	1/10/2018	4,050	3,974	—	—%
S.B. Restaurant Co., Inc. – Senior Subordinated Debt(e)(t)	Hotels, Restaurants & Leisure	1/10/2018	134	88	—	—%
Steel City Media(aj)	Media	12.00%, 3/29/2020	20,103	19,716	19,752	1.3%
Visionary Integration Professionals, LLC(ab)(aj)	IT Services	13.00%, 12/3/2018	11,239	10,296	10,269	0.7%
Xplornet Communications, Inc.(a)(ak)	Diversified Telecommunication Services	13.00%, 10/25/2020	11,350	11,350	11,203	0.7%
Zimbra, Inc.	Software	12.00%, 7/10/2018	2,000	2,000	1,776	0.1%
Sub Total Subordinated Debt				$65,500	$60,930	4.0%
Collateralized Securities – 23.8%(b)
B&M CLO 2014-1, LTD. Subordinated Notes(a)(p)	Diversified Investment Vehicles	4/16/2026	$40,250	$33,734	$31,280	2.0%
CVP Cascade CLO, LTD. Subordinated Notes(a)(p)	Diversified Investment Vehicles	1/16/2026	31,000	23,589	22,553	1.5%
CVP Cascade CLO-2, LTD. Subordinated Notes(a)(p)	Diversified Investment Vehicles	7/18/2026	35,250	27,940	26,479	1.7%
Figueroa CLO 2014-1, LTD. Subordinated Notes(a)(p)	Diversified Investment Vehicles	1/15/2027	35,057	27,864	27,128	1.8%
MidOcean Credit CLO II, LLC(a)(p)	Diversified Investment Vehicles	1/29/2025	37,600	33,024	33,712	2.2%
MidOcean Credit CLO III, LLC(a)(p)	Diversified Investment Vehicles	7/21/2026	40,250	35,420	36,120	2.4%
MidOcean Credit CLO IV, LLC(a)(p)	Diversified Investment Vehicles		18,500	18,500	18,500	1.2%
NewStar Arlington Senior Loan Program LLC Subordinated Notes(a)(p)	Diversified Investment Vehicles	7/25/2025	31,603	29,514	30,474	2.0%
Ocean Trails CLO V, LTD.(a)(p)	Diversified Investment Vehicles	10/13/2026	40,518	35,840	34,607	2.3%
OFSI Fund VI, Ltd. Subordinated Notes(a)(p)	Diversified Investment Vehicles	3/20/2025	38,000	32,895	32,707	2.1%
Related Fee Agreements(a)(p)(s)	Diversified Investment Vehicles		—	16,308	16,369	1.0%
Silver Spring CLO, Ltd.(a)(p)	Diversified Investment Vehicles	10/15/2026	31,500	29,701	27,398	1.8%
WhiteHorse VIII, Ltd. CLO Subordinated Notes(a)(p)	Diversified Investment Vehicles	5/1/2026	36,000	28,604	27,570	1.8%
Sub Total Collateralized Securities				$372,933	$364,897	23.8%
Equity/Other – 14.7%(b)
Carlyle GMS Finance, Inc.(a)(i)	Diversified Investment Vehicles		$3,123	$3,123	$2,970	0.2%
CPX Interactive Holdings, LP – Series A Convertible Preferred Shares(d)(e)(u)	Publishing	8.00%	$6,000	6,000	6,000	0.4%
CPX Interactive Holdings, LP – Warrants(e)(u)	Publishing		317	1,087	651	—%
Crowley Holdings, Inc. – Series A Preferred Stock(aj)	Marine	12.00%	$25,518	25,518	25,444	1.7%
Danish CRJ LTD.(a)(e)(p)(r)	Aerospace & Defense		$5	1	260	—%
Evolution Research Group – Preferred Equity(e)	Health Care Providers & Services	8.00%	$500	500	492	—%
Fifth Street Senior Loan Fund I, LLC(a)(p)	Diversified Investment Vehicles		$35,000	35,000	35,000	2.4%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

Portfolio Company(q)	December 31, 2014
	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
HIG Integrity Nutraceuticals(e)(u)	Food Products		1,567	1,630	—	—%
Kahala Ireland OpCo LLC – Common Equity(a)(e)(o)(y)	Aerospace & Defense		$—	—	5,275	0.3%
Kahala Ireland OpCo LLC – Profit Participating Note(a)(e)(o)(y)	Aerospace & Defense		1,625	1,589	1,625	0.1%
Kahala US OpCo LLC(o)(x)	Aerospace & Defense	13.00%%	6,038	6,279	7,500	0.5%
MBLOX Inc. – Warrants(e)	Internet Software & Services		1,531	—	—	—%
NMFC Senior Loan Program I, LLC(a)(p)	Diversified Investment Vehicles		$50,000	50,000	49,371	3.2%
Orchid Underwriters Agency, LLC(e)(u)	Banking, Finance, Insurance & Real Estate		$500	500	500	—%
Park Ave RE Holdings, LLC – Common Shares(e)(o)(w)	Real Estate Management & Development	8.00%	7,900	1,229	5,551	0.4%
Park Ave RE Holdings, LLC – Preferred Shares(o)(w)	Real Estate Management & Development	8.00%	16	7,809	7,809	0.5%
PennantPark Credit Opportunities Fund II, LP(a)(g)(p)	Diversified Investment Vehicles		$10,000	10,000	10,764	0.7%
S.B. Restaurant Co., Inc. – Warrants(e)	Hotels, Restaurants & Leisure		—	—	—	—%
SkyCross Inc. – Warrants(e)	Electronic Equipment, Instruments & Components		2,254	—	—	—%
South Grand MM CLO I, LLC(a)(p)(ag)	Diversified Investment Vehicles		$27,744	27,293	27,744	1.8%
Squan Holdings Corp. – Class A Common Stock(e)(u)	Diversified Telecommunication Services		1,150	12	12	—%
Squan Holdings Corp. – Series A Preferred Stock(e)(u)	Diversified Telecommunication Services		1	1,138	1,138	0.1%
Tax Defense Network, LLC(e)(u)	Diversified Consumer Services		$500	500	700	—%
Tennenbaum Waterman Fund, L.P.(a)(f)	Diversified Investment Vehicles		$8,396	8,396	9,062	0.6%
The SAVO Group, Ltd. – Warrants(e)	Internet Software & Services		138	—	—	—%
THL Credit Greenway Fund II LLC(a)(h)(p)	Diversified Investment Vehicles		$19,084	19,084	18,877	1.2%
Visionary Integration Professionals, LLC – Warrants(e)(u)	IT Services		657	910	658	—%
World Business Lenders, LLC(e)	Consumer Finance		923	3,750	4,126	0.3%
Xplornet Communications, Inc. – Warrants(a)(e)	Diversified Telecommunication Services		10	—	2,306	0.2%
Zimbra, Inc. – Warrants (Second Lien Debt)(e)	Software		671	—	138	—%
Zimbra, Inc. – Warrants (Third Lien Bridge Note)(e)	Software		1,000	—	1,172	0.1%
Sub Total Equity/Other				$211,348	$225,145	14.7%
TOTAL INVESTMENTS – 125.0%(b)				$1,932,026	$1,916,991	125.0%

(a)	All of the Company’s investments are in eligible portfolio companies, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except B&M CLO 2014-1, LTD. Subordinated Notes, Caesar’s Growth Properties Holdings, LLC, Carlyle GMS Finance, Inc., CIG Financial, LLC, CVP Cascade CLO, LTD. Subordinated Notes, CVP Cascade CLO-2, LTD. Subordinated Notes, Danish CRJ LTD., Fifth Street Senior Loan Fund I, LLC, Figueroa CLO 2014-1, LTD. Subordinated Notes, Kahala Ireland OpCo LLC, Liquidnet Holdings, Inc., MidOcean Credit CLO II, LLC, MidOcean Credit CLO III, LLC, MidOcean Credit CLO IV, LLC, New Media Holdings II, LLC, NewStar Arlington Senior Loan Program, LLC Subordinated Notes, NMFC Senior Loan Program I, LLC, Ocean Trails CLO V, LTD., OFSI Fund VI, Ltd. Subordinated Notes, OH Acquisition, LLC, PennantPark Credit Opportunities Fund II, LP, Related Fee Agreements, Silver Spring CLO, Ltd., South Grand MM CLO I, LLC, Tennenbaum

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

Waterman Fund, L.P., THL Credit Greenway Fund II LLC, WhiteHorse VIII, Ltd. CLO Subordinated Notes, and Xplornet Communications, Inc.
(b)	Percentages are based on net assets of $1,535,423 as of December 31, 2014.
(c)	The fair value of these investments is determined in good faith by the Company’s board of directors as required by the 1940 Act. (See Note 3 to the consolidated financial statements).
(d)	As of December 31, 2014 the company elected to pay cash interest, noting the company has the option to elect a portion of the interest to be PIK.
(e)	Non-income producing at December 31, 2014.
(f)	The Company has committed to fund $10.0 million in Tennenbaum Waterman Fund, L.P. over a period ending no later than September 2015. The remaining commitment as of December 31, 2014 was $1.6 million.
(g)	The investment is subject to a three year lock-up restriction on withdrawals in year 4.
(h)	The Company has committed to fund $20.0 million in THL Credit Greenway II LLC over a period ending no later than March 2015. The remaining commitment as of December 31, 2014 was $0.2 million.
(i)	The Company has committed to fund $10.0 million in Carlyle GMS Finance, Inc. The remaining commitment as of December 31, 2014 was $6.9 million.
(j)	The Company has committed to fund a delayed draw term loan of $4.0 million in Tax Defense Network, LLC. The remaining commitment as of December 31, 2014 was $3.8 million.
(k)	The Company has committed to fund a delayed draw term loan of $2.6 million in ECI Acquisition Holdings, Inc. The remaining commitment as of December 31, 2014 was $2.6 million.
(l)	The Company has committed to fund a delayed draw term loan of $5.0 million in K & N Engineering, Inc. The remaining commitment as of December 31, 2014 was $5.0 million.
(m)	The Company has committed to fund an delayed draw term loan of $9.7 million in NextCare, Inc. The remaining commitment as of December 31, 2014 was $4.4 million.
(n)	The Company has committed to fund a delayed draw term loan of $10.0 million in Squan Holding Corp. The remaining commitment as of December 31, 2014 was $10.0 million.
(o)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company.
(p)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities.
(q)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments. The Company classifies all investments within the Consolidated Schedule of Investments which are not classified as Control Investments or Affiliated Investments as Non-affiliated Investments.
(r)	The Company’s investment is held through the Consolidated Holding Company, Kahala Aviation Holdings, LLC, which owns 49% of the operating company, Danish CRJ LTD.
(s)	Related Fee Agreements consists of one investment with a fair value of $1,288 thousand that is classified as a Non-affiliated Investment and six investments with a total fair value of $15,081 thousand that are classified as Affiliated Investments.
(t)	The investment is on non-accrual status as of December 31, 2014.
(u)	Investments are held in the taxable wholly-owned, consolidated subsidiary, 54th Street Equity Holdings, Inc.
(v)	The Company has committed to fund a delayed draw term loan of $7.5 million in National Technical Systems, Inc. The remaining commitment as of December 31, 2014 was $7.5 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

(w)	The Company’s investment is held through the consolidated subsidiary, Park Ave RE, Inc., which owns 100% of the equity of the operating company, Park Ave RE Holdings, LLC.
(x)	The Company’s investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala Aviation US, Inc. which own 100% of the equity of the operating company, Kahala US OpCo LLC.
(y)	The Company’s investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala LuxCo, which own 100% of the equity of the operating company, Kahala Ireland OpCo LLC.
(z)	The Company’s investment or a portion thereof is pledged as collateral under the Wells Fargo Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(aa)	The Company’s investment or a portion thereof is pledged as collateral under the Citi Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(ab)	The Company’s investment or a portion thereof is pledged as collateral under the Deutsche Bank Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(ac)	The Company has committed to fund a delayed draw term loan of $5.0 million in J.C. Bromac Corporation (dba EagleRider, Inc.). The remaining commitment as of December 31, 2014 was $5.0 million.
(ad)	The Company has committed to fund a delayed draw term loan of $20.2 million in ERG Holding Company. The remaining commitment as of December 31, 2014 was $20.2 million.
(ae)	The Company has committed to fund a delayed draw term loan of $2.2 million in InMotion Entertainment Group, LLC. The remaining commitment as of December 31, 2014 was $0.4 million.
(af)	The Company has committed to fund a delayed draw term loan of $4.0 million in Orchid Underwriters Agency, LLC. The remaining commitment as of December 31, 2014 was $4.0 million.
(ag)	The Company has committed to fund $35.0 million in South Grand MM CLO I, LLC. The remaining commitment as of December 31, 2014 was $9.0 million.
(ah)	The Company has committed to fund a delayed draw term loan of $5.0 million in CIG Financial, LLC. The remaining commitment as of December 31, 2014 was $5.0 million.
(ai)	The Company has committed to fund a delayed draw term loan of $10.0 million in Icynene US Acquisition Corp. The remaining commitment as of December 31, 2014 was $10.0 million.
(aj)	As of December 31, 2014 the company elected to pay a portion of its interest in cash and PIK, noting the company has the option to elect a portion of the interest to be PIK.
(ak)	As of December 31, 2014 the company elected to pay PIK interest, noting the company has the option to elect a portion of the interest to be cash or PIK.

The accompanying notes are an integral part of these consolidated financial statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULES OF INVESTMENTS – (Continued)

(dollars in thousands)

The following table shows the portfolio composition by industry grouping based on fair value at December 31, 2014 (dollars in thousands):

	At December 31, 2014
	Investments at Fair Value	Percentage of Total Portfolio
Diversified Investment Vehicles	$518,685	27.0%
Health Care Providers & Services	113,015	5.8
Aerospace & Defense	105,770	5.4
Food Products	73,185	3.8
Diversified Consumer Services	71,287	3.7
Automotive	68,280	3.6
Hotels, Restaurants & Leisure	65,027	3.4
Publishing	63,770	3.3
Software	57,248	3.0
Media	52,773	2.8
Building Products	50,960	2.7
Consumer Finance	49,535	2.6
Retailers (except food & drug)	49,000	2.6
Commercial Services & Supplies	48,928	2.6
Professional Services	42,310	2.2
Electronic Equipment, Instruments & Components	41,075	2.1
Business Equipment & Services	38,549	2.0
Diversified Telecommunication Services	37,199	1.9
Marine	35,494	1.9
Internet Software & Services	33,162	1.7
Real Estate Management & Development	31,924	1.7
Banking, Finance, Insurance & Real Estate	31,523	1.6
Transportation Infrastructure	27,975	1.5
Advertising	19,624	1.0
Diversified Financial Services	18,863	1.0
Health Care	16,660	0.9
Capital Markets	16,295	0.9
Freight & Logistics	15,563	0.8
Wireless Telecommunication Services	13,749	0.7
Auto Components	12,870	0.7
Communications Equipment	12,617	0.7
Road & Rail	12,499	0.7
Technology – Enterprise Solutions	12,224	0.6
Textiles, Apparel & Luxury Goods	11,823	0.6
IT Services	10,927	0.6
Steel	9,771	0.5
Healthcare & Pharmaceuticals	9,625	0.5
Chemicals	9,609	0.5
Oil, Gas & Consumable Fuels	7,598	0.4
Total	$1,916,991	100.0%

The accompanying notes are an integral part of these consolidated financial statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1 — Organization and Basis of Presentation

Business Development Corporation of America (the “Company”), incorporated in Maryland on May 5, 2010, is an externally managed, non-diversified closed-end investment company that elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes beginning with the taxable year ended December 31, 2011 and that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies” (“ASC 946”). The Company is, therefore, required to comply with certain regulatory requirements as promulgated under the 1940 Act. The Company is managed by BDCA Adviser, LLC (the “Adviser”) pursuant to the terms of the Investment Advisory and Management Services Agreement, as amended (the “Investment Advisory Agreement”). The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Company’s activities and is responsible for making investment decisions for its portfolio. The Adviser is indirectly, wholly-owned by the sponsor, AR Global Investments, LLC (the successor business to AR Capital, LLC, “AR Global” or the “Sponsor”).

On January 25, 2011, the Company commenced its initial public offering (the “IPO”) on a “reasonable best efforts basis” of up to 150.0 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, pursuant to a registration statement on Form N-2 (File No. 333-166636) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. The Company sold 22,222 shares of common stock to its Adviser on July 8, 2010 at $9.00 per share, which represented the initial public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. On August 25, 2011, the Company had raised sufficient funds to break escrow on its IPO and commenced operations as of that date. On February 1, 2012, the Adviser contributed an additional $1,300,000 to purchase 140,784 shares of our common stock at $9.234 per share so that the aggregate contribution by the Adviser was $1,500,000. The Adviser will not tender any amount of its shares for repurchase as long it continues to serve as our investment adviser. On July 1, 2014, the Company’s registration statement on Form N-2 (File No. 333-193241) for its follow-on offering (the “Follow-on”) was declared effective by the SEC. Simultaneously with the effectiveness of the registration statement of the Follow-on, the Company’s IPO terminated. Under the Follow-on, the Company can offer up to 101,100,000 shares of its common stock. As of December 31, 2015, the Company had issued 179.1 million shares of common stock for gross proceeds of $1.9 billion including the shares purchased by the Sponsor and shares issued under the Company’s distribution reinvestment plan (“DRIP”). Following the time the Company’s updated registration statement was declared effective on June 30, 2015, the Company issued shares for subscription agreements that had been accepted through that date. The Company is no longer issuing new shares except for DRIP shares. As of December 31, 2015, the Company had repurchased 2.7 million shares of common stock for payments of $27.6 million.

The Company’s investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments. The Company invests primarily in first and second lien senior secured loans and mezzanine debt issued by middle market companies. The Company defines middle market companies as those with annual revenues between $10 million and $1 billion. The Company may also purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. The Company may invest in the equity and junior debt tranches of collateralized loan obligation investment vehicles (“Collateralized Securities”). Structurally, Collateralized Securities are entities that are formed to manage

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1 — Organization and Basis of Presentation  – (continued)

a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The senior secured loans within these Collateralized Securities meet specified credit and diversity criteria and are subject to concentration limitations in order to create a diverse investment portfolio. The Company expects that each investment generally will range between approximately 0.5% to 3.0% of our total assets. In most cases, companies to whom the Company provides customized financing solutions will be privately held at the time it invests in them.

In addition, we are only allowed to borrow money such that our asset coverage, which, as defined in the 1940 Act, measures the ratio of total assets less total liabilities (excluding borrowings) to total borrowings, equals at least 200% after such borrowing, with certain limited exceptions. We may use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our stockholders by reducing our overall cost of capital. We currently have credit facilities with Wells Fargo, Deutsche Bank, Citibank, N.A. (“Citi”), and UBS AG, London Branch (“UBS”) and has sold $100.0 million in aggregate principal of senior notes. We previously had entered into a total return swap agreement (“TRS”) through a wholly owned, consolidated subsidiary, 405 TRS I, LLC (“405 Sub”) with Citi but we terminated the TRS with Citi in June 2014.

The Company has formed and expects to continue to form consolidated subsidiaries (the “Consolidated Holding Companies”) to hold equity securities of portfolio companies. These Consolidated Holding Companies enable the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. Any tax payable by a Consolidated Holding Company is included as an expense in the Company’s Consolidated Statements of Operations. As of December 31, 2015, 54th Street Equity Holdings, Inc., Kahala Aviation Holdings, LLC, Kahala Aviation US, Inc., Kahala LuxCo, and Park Ave RE, Inc. were the only Consolidated Holding Companies.

The Company has entered into a fund administration servicing agreement and a fund accounting servicing agreement with US Bancorp Fund Services, LLC (the “Administrator”). The Administrator provides services, such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for the Company to operate. In addition, on February 9, 2016, we entered into an agreement with ARC Advisory Services, LLC (“ARC Advisory”), a wholly-owned subsidiary of the Adviser, pursuant to which ARC Advisory provides us with certain other administrative services. For a discussion of the services provided, please see Note 18 — Subsequent Events. On August 13, 2012, the Company entered into a custody agreement with U.S. Bank National Association (“U.S. Bank”). Under the custody agreement, U.S. Bank holds all of the portfolio securities and cash of the Company for certain of its subsidiaries, and transfers such securities or cash pursuant to the Company’s instructions. The custody agreement is terminable by either party, without penalty, on not less than ninety days prior notice to the other party.

Realty Capital Securities, LLC (our “Former Dealer Manager”) served as the dealer manager of our IPO until May 2015, when we terminated our offering. RCS Capital Corporation, the parent company of the Former Dealer Manager and certain of its affiliates that provided services to us, filed for Chapter 11 bankruptcy protection in January 2016, prior to which it was also under common control with our Sponsor.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company consolidates the following subsidiaries for accounting purposes: Funding I, 2L Funding I, CB Funding, and the Consolidated Holding Companies. All significant intercompany balances and transactions have been eliminated in consolidation. In conjunction with the consolidation of subsidiaries, the Company recognizes non-controlling interests attributable to third party ownership in the following Consolidated Holding Companies: Kahala Aviation Holdings, LLC, Kahala Aviation US, Inc., and Kahala LuxCo.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation

As provided under Regulation S-X and ASC Topic 946 — Financial Services — Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the accounts of the Company’s wholly-owned subsidiaries in its consolidated financial statements.

Valuation of Portfolio Investments

Portfolio investments are reported on the consolidated statement of assets and liabilities at fair value. On a quarterly basis the Company performs an analysis of each investment to determine fair value as follows:

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is readily available according to U.S. GAAP to determine the fair value of the security. If determined readily available, the Company uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the net asset value per share of

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2 — Summary of Significant Accounting Policies  – (continued)

the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of ASC 946, as of the Company’s measurement date.

Prior to its termination in June 2014, the value of our TRS was primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, both the assets and liabilities of each Collateralized Securities’ capital structure are modeled. The model uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on the priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, broker quotations and/or comparable trade activity is considered as an input to determining fair value when available.

As part of the Company’s quarterly valuation process the Adviser may be assisted by one or more independent valuation firms engaged by the Company. The board of directors determines the fair value of each investment, in good faith, based on the input of the Adviser and the the independent valuation firm(s) (to the extent applicable).

With respect to investments for which market quotations are not readily available, the Adviser undertakes a multi-step valuation process each quarter, as described below:

•	Each portfolio company or investment will be valued by the Adviser, potentially with assistance from one or more independent valuation firms engaged by our board of directors;
•	The independent valuation firm(s), if involved, will conduct independent appraisals and make an independent assessment of the value of each investment; and
•	Our board of directors determines the fair value of each investment, in good faith, based on the input of our Adviser, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “control” is defined as the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. In addition, any person “who owns beneficially, either directly or through one or more controlled companies, more than 25 per centum of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than 25 per centum of the voting securities of any company shall be presumed not to control such company”. Using this definition, the Company has determined to treat “Control Investments” as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2 — Summary of Significant Accounting Policies  – (continued)

the management or policies of such portfolio company. Consistent with the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities. Consistent with the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Where appropriate, prior period consolidated financial statements have been reclassified to disclose the Company’s Control Investments and Affiliate Investments as defined above. In addition, prior period consolidated financial statements have been reclassified to present investment industry classifications in a consistent manner with the current year.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market deposit account. Cash and cash equivalents are carried at cost which approximates fair value.

Offering Costs

The Company incurs certain costs in connection with the registration of shares of its common stock. Offering costs principally relate to professional fees, printing costs, direct marketing expenses, due diligence costs, fees paid to regulators and other expenses, including the salaries and/or expenses of the Adviser and its affiliates engaged in registering and marketing the Company’s common stock. Such allocated expenses of the Adviser and its affiliates may include the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

Pursuant to the Investment Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for organization and offering costs, including transfer agent fees, in excess of 1.5% of the aggregate gross proceeds from the Company’s on-going offering. Offering costs are recorded as a reduction to contributed capital. As of December 31, 2015, offering costs have not been incurred in excess of the 1.5% limit. As of December 31, 2014, offering costs in the amount of $1.4 million have been incurred in excess of the 1.5% limit and are the responsibility of the Adviser; however, the Company may, but is not obligated to, pay certain amounts back to the Adviser over time.

Deferred Financing Costs

Financing costs incurred in connection with the Company’s Unsecured Notes and revolving credit facilities with Wells Fargo, Deutsche Bank, Citi, and UBS are capitalized and amortized into expense using the straight-line method over the life of the respective facility. See Note 5 — Borrowings — for details on the Credit Facilities.

Distributions

The Company has declared and paid cash distributions to stockholders on a monthly basis since it commenced operations. The amount of each such distribution will be subject to the discretion of the board of directors and applicable legal restrictions related to the payment of distributions. The Company will calculate each stockholder’s specific distribution amount for the month using record and declaration dates and accrue distributions on the date the Company accepts a subscription for shares of the Company’s common stock. From time to time, the Company may also pay interim distributions, including capital gains distributions, at the discretion of the Company’s board of directors. The Company’s distributions may exceed earnings, especially during the period before it has substantially invested the proceeds from the offering. As a result, a portion of the distributions made by the Company may represent a return of capital for U.S. federal income tax purposes. A return of capital is a return of each stockholder’s investment rather than earnings or gains derived from the Company’s investment activities.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2 — Summary of Significant Accounting Policies  – (continued)

The Company may fund cash distributions to stockholders from any sources of funds available to the Company, including expense payments from the Adviser that are subject to reimbursement, as well as offering proceeds, borrowings, net investment income from operations, capital gain proceeds from the sale of assets, and non-capital gain proceeds from the sale of assets. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

Distribution Reinvestment Program

On August 11, 2015, the Company adopted a new distribution reinvestment plan (the “New DRIP”). Pursuant to the New DRIP, the Company will reinvest all cash dividends or distributions (“Distributions”) declared by the board of directors of the Company on behalf of investors who do not elect to receive their Distributions in cash as described below (the “Participants”). As a result, if the board of directors of the Company declare a Distribution, then stockholders who have not elected to “opt out” of the New DRIP will have their Distributions automatically reinvested in additional shares of the Company’s common stock at a price equal to NAV per share as estimated in good faith by the Company on the payment date. The New DRIP does not change a stockholder’s election to receive a Distribution in shares of common stock or cash as currently on file with the Plan Administrator. The timing and amount of any future Distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the board of directors of the Company.

Revenue Recognition

Interest Income

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on investments purchased are accreted/amortized over the expected life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premiums on investments.

The Company has a number of investments in Collateralized Securities. Interest income from investments in the “equity” class of these Collateralized Securities (in the Company’s case, preferred shares or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash inflows from its equity investments in Collateralized Securities, including the expected principal repayments. The effective yield is determined and updated quarterly.

Payment-in-Kind Interest/Dividends

The Company holds debt and equity investments in its portfolio that contain payment-in-kind (“PIK”) interest and dividend provisions. The PIK interest and PIK dividend, which represent contractually deferred interest or dividends that add to the investment balance that is generally due at maturity, are generally recorded on the accrual basis.

Non-accrual income

Investments are placed on non-accrual status when principal or interest/dividend payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is generally reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2 — Summary of Significant Accounting Policies  – (continued)

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments are calculated using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Income Taxes

The Company has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, a RIC is exempt from federal income taxes if it distributes to stockholders at least 90% of “investment company taxable income,” as defined in the Code, each year. Distributions declared prior to the filing of the previous year’s tax return and paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. The Company intends to make sufficient distributions to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income each calendar year, 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Share Repurchase Program

The Company’s board of directors has adopted a Share Repurchase Program (“SRP”) that enables the Company’s stockholders to sell their shares to the Company in limited circumstances. On September 12, 2012, the Company commenced its first quarterly tender offer pursuant to the SRP. The Company intends to conduct tender offers on a quarterly basis on such terms as may be determined by its board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of its board of directors, such repurchases would not be in the Company’s best interests or would violate applicable law.

The Company may limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its DRIP. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, the Company limited the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such shares on each date of repurchase at a price equal to BDCA’s net asset value per share as most recently disclosed on its quarterly report on Form 10-Q or annual report on Form 10-K. The Company’s board of directors may amend, suspend, or terminate the repurchase program at any time upon 30 days’ notice. On March 8, 2016, the Company’s board of directors amended the Company’s stock repurchase program. See Note 18 to the consolidated financial statements for additional details.

As of December 31, 2015, the Company had repurchased 2.7 million shares of common stock for payments of $27.6 million. As of December 31, 2014, the Company had repurchased 0.6 million shares of common stock for payments of $6.1 million. As of December 31, 2013, the Company had repurchased 0.2 million shares of common stock for payments of $1.6 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2 — Summary of Significant Accounting Policies  – (continued)

New Accounting Pronouncements

On April 7, 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03, Presentation of Debt Issuance Costs. The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 14, 2015. The Company is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its consolidated financial statements.

In February 2015, the FASB issued ASU 2015-02, “Consolidation (Topic 810) — Amendments to the Consolidation Analysis,” which amends the current consolidation guidance and ends the deferral granted to investment companies from applying the variable interest entity (“VIE”) guidance. ASU 2015-02 changes the manner in which a reporting entity assesses one of the five characteristics that determine if an entity is a VIE. The Company is currently assessing any additional disclosure requirements. ASU 2015-2 will be effective for annual reporting periods in fiscal years that begin after December 15, 2015.

In May 2015, the FASB issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. The Company is currently reviewing the requirements and believes the adoption of the ASU will not have a material impact on its consolidated financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

Note 3 — Fair Value of Financial Instruments

Accounting guidance establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The Company determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:

•	Level 1 — Quoted prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date.
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3 — Fair Value of Financial Instruments  – (continued)

•	Level 3 — Unobservable inputs that reflect the entity’s own assumptions about the assumptions that market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

The determination of where an asset or liability falls in the above hierarchy requires significant judgment and factors specific to the asset or liability. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company evaluates its hierarchy disclosures each quarter and depending on various factors, it is possible that an asset or liability may be classified differently from quarter to quarter.

All of the Company’s investment portfolio at December 31, 2015 was comprised of debt and equity instruments for which Level 1 inputs, such as quoted prices, were not available. Therefore, at December 31, 2015, the investments were valued at fair value as determined in good faith using the valuation policy approved by the board of directors using Level 2 and Level 3 inputs. The Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value. Due to the inherent uncertainty in the valuation process, the estimate of fair value of the Company’s investment portfolio at December 31, 2015 may differ materially from values that would have been used had a ready market for the securities existed.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors. Portfolio investments are reported on the consolidated statements of assets and liabilities at fair value. On a quarterly basis the Company performs an analysis of each investment to determine fair value as described below.

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is readily available according to U.S. GAAP to determine the fair value of the security. If determined readily available, the Company uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3 — Fair Value of Financial Instruments  – (continued)

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of ASC Topic 946, Financial Services-Investment Companies, as of the Company’s measurement date. Prior to its termination in June 2014, the value of our TRS was primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, the Adviser models both the assets and liabilities of each Collateralized Securities’ capital structure. The model uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, the Adviser considers broker quotations and/or comparable trade activity is considered as an input to determining fair value when available.

As part of the Company’s quarterly valuation process, the Adviser may be assisted by one or more independent valuation firms engaged by the Company. The board of directors determines the fair value of each investment, in good faith, based on the input of the Adviser and the independent valuation firm(s) (to the extent applicable).

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to the consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on the consolidated financial statements.

As of December 31, 2015, the Company had three portfolio companies, which represented three portfolio investments, on non-accrual status with a total principal amount of $51.9 million, amortized cost of $51.2 million, and fair value of $33.0 million which represented 2.0%, 2.1% and 1.4% of the investment portfolio total principal, amortized cost and fair value, respectively. As of December 31, 2014, the Company had one portfolio company, which represented two portfolio investments, on non-accrual status with a total principal amount of $4.2 million, amortized cost of $4.1 million, and no fair value which represented 0.2% and 0.2% of the investment portfolio total principal and amortized cost, respectively. Refer to Note 2 — Summary of Significant Accounting Policies — in our consolidated financial statements included in this report for additional details regarding the Company’s non-accrual policy.

For discussion of the fair value measurement of the Company’s borrowings, refer to Note 5 —  Borrowings — in the consolidated financial statements included in this report.

The following table presents fair value measurements of investments, by major class, as of December 31, 2015, according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Debt	$—	$310,828	$1,095,040	$1,405,868
Senior Secured Second Lien Debt	—	8,475	340,563	349,038
Subordinated Debt	—	—	92,272	92,272
Collateralized Securities	—	—	261,784	261,784
Equity/Other	—	—	202,319	202,319
Total	$—	$319,303	$1,991,978	$2,311,281

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3 — Fair Value of Financial Instruments  – (continued)

The following table presents fair value measurements of investments, by major class, as of December 31, 2014, according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Debt	$—	$325,417	$672,244	$997,661
Senior Secured Second Lien Debt	—	42,663	225,695	268,358
Subordinated Debt	—	—	60,930	60,930
Collateralized Securities	—	—	364,897	364,897
Equity/Other	—	—	225,145	225,145
Total	$—	$368,080	$1,548,911	$1,916,991

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2015 (dollars in thousands):

	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Balance as of December 31, 2014	$672,244	$225,695	$60,930	$364,897	$225,145	$1,548,911
Net unrealized gains (losses)	(25,796)	(15,964)	2,932	(65,713)	17,870	(86,671)
Purchases and other adjustments to cost	674,884	160,542	33,268	56,144	52,945	977,783
Sales and redemptions	(293,559)	(38,472)	(797)	(93,744)	(94,146)	(520,718)
Net realized gains (losses)	2,075	349	(4,061)	200	5	(1,432)
Net transfers in and/or out	65,192	8,413	—	—	500	74,105
Balance as of December 31, 2015	$1,095,040	$340,563	$92,272	$261,784	$202,319	$1,991,978
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$(25,745)	$(15,874)	$(1,129)	$(65,713)	$17,934	$(90,527)

Purchases represent the acquisition of new investments at cost. Redemptions represent principal payments received during the period.

For the year ended December 31, 2015, there were no transfers out of Level 1 to Level 2. For the year ended December 31, 2015, nine companies were transferred from Level 2 to Level 3 as the number of observable market quotes available for these investments decreased. For the year ended December 31, 2015, six companies were transferred from Level 3 to Level 2 as the number of observable market quotes increased.

Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3 — Fair Value of Financial Instruments  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2014 (dollars in thousands):

	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Balance as of December 31, 2013	$195,755	$51,120	$59,701	$105,945	$105,746	$518,267
Net unrealized gains (losses)	(8,140)	(3,158)	(3,704)	(9,697)	8,004	(16,695)
Purchases and other adjustments to cost	697,498	187,429	49,766	554,132	181,259	1,670,084
Sales and redemptions	(211,883)	(41,642)	(54,789)	(292,065)	(70,479)	(670,858)
Net realized gains	1,017	202	206	6,582	615	8,622
Net transfers in and/or out	(2,003)	31,744	9,750	—	—	39,491
Balance as of December 31, 2014	$672,244	$225,695	$60,930	$364,897	$225,145	$1,548,911
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$(7,948)	$(3,017)	$(2,646)	$(8,037)	$8,633	$(13,015)

Purchases represent the acquisition of new investments at cost. Redemptions represent principal payments received during the period.

For the year ended December 31, 2014, there were no transfers out of Level 1 to Level 2. For the year ended December 31, 2014, twelve portfolio companies were transferred from Level 2 to Level 3 as the number of observable market quotes available for these investments decreased. For the year ended December 31, 2014 there were no transfers from Level 3 to Level 2.

The composition of the Company’s investments as of December 31, 2015, at amortized cost and fair value, were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$1,461,343	$1,405,868	60.8%
Senior Secured Second Lien Debt	367,465	349,038	15.1
Subordinated Debt	93,909	92,272	4.0
Collateralized Securities	335,534	261,784	11.3
Equity/Other	170,652	202,319	8.8
Total	$2,428,903	$2,311,281	100.0%

The composition of the Company’s investments as of December 31, 2014, at amortized cost and fair value, were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$1,011,823	$997,661	52.0%
Senior Secured Second Lien Debt	270,422	268,358	14.0
Subordinated Debt	65,500	60,930	3.2
Collateralized Securities	372,933	364,897	19.1
Equity/Other	211,348	225,145	11.7
Total	$1,932,026	$1,916,991	100.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3 — Fair Value of Financial Instruments  – (continued)

Significant Unobservable Inputs

The following table summarizes the significant unobservable inputs used to value the majority of the Level 3 investments as of December 31, 2015 (dollars in thousands). The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range		Weighted Average(a)
				Minimum	Maximum
Senior Secured First Lien Debt(b)	$880,433	Yield Analysis	Market Yield	6.00%	24.00%	10.55%
Senior Secured Second Lien Debt(c)	247,878	Yield Analysis	Market Yield	8.50%	30.00%	11.51%
Subordinated Debt(e)	90,437	Yield Analysis	Market Yield	12.25%	21.00%	14.51%
Collateralized Securities	261,784	Discounted Cash Flow	Discount Rate	8.39%	47.68%	26.13%
Equity/Other(d)	16,268	Market Multiple Analysis	EBITDA Multiple	0.3x	17.7x	3.5x
Equity/Other(d)	29,155	Discounted Cash Flow	Discount Rate	10.60%	10.60%	10.60%

(a)	Weighted averages are calculated based on fair value of investments.
(b)	The remaining $214.6 million of senior secured first lien debt were valued based on broker quotes or at their respective acquisition prices as the investments closed near year end.
(c)	The remaining $92.7 million of senior secured second lien debt were valued based on broker quotes or at their respective acquisition prices as the investments closed near year end.
(d)	The remaining $156.9 million of equity/other investments consisted of $69.6 million which were valued with consideration of their respective appraisal value, $87.2 million which were valued based on the net asset values published by the respective fund and $0.1 million which were based on a Monte-Carlo simulation.
(e)	The remaining $1.8 million of subordinated debt were valued based on a Monte-Carlo simulation.

Significant increases or decreases in any of the above unobservable inputs in isolation would result in a significantly lower or higher fair value measurement for such assets.

The following table summarizes the significant unobservable inputs used to value the majority of the Level 3 investments as of December 31, 2014 (dollars in thousands). The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range		Weighted Average(a)
				Minimum	Maximum
Senior Secured First Lien Debt(b)	$474,415	Yield Analysis	Market Yield	6.25%	15.00%	9.69%
Senior Secured Second Lien Debt(c)	138,337	Yield Analysis	Market Yield	8.00%	23.00%	11.16%
Subordinated Debt	60,930	Yield Analysis	Market Yield	13.00%	16.00%	13.78%
Collateralized Securities(d)	348,527	Discounted Cash Flow	Discount Rate	9.16%	28.42%	13.66%
Equity/Other(e)	41,687	Market Multiple Analysis	EBITDA Multiple	0.8x	10.2x	5.0x
Equity/Other(e)	112,115	Discounted Cash Flow	Discount Rate	12.50%	15.27%	13.71%

(a)	Weighted averages are calculated based on fair value of investments.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3 — Fair Value of Financial Instruments  – (continued)

(b)	The remaining $197.8 million of senior secured first lien debt were valued based on broker quotes or at their respective acquisition prices as the investments closed near year end.
(c)	The remaining $87.4 million of senior secured second lien debt were valued based on broker quotes or at their respective acquisition prices as the investments closed near year end.
(d)	The remaining $16.4 million of collateralized securities were valued based on recent transactions close to year end.
(e)	The remaining $71.3 million of equity/other investments consisted of $28.0 million which were valued with consideration of their respective appraisal value and $43.3 million which were valued based on the net asset values published by the respective fund.

Significant increases or decreases in any of the above unobservable inputs in isolation would result in a significantly lower or higher fair value measurement for such assets.

Note 4 — Related Party Transactions and Arrangements

The Sponsor, including its indirectly wholly-owned subsidiary, the Adviser, owns 0.16 million shares of the Company’s outstanding common stock as of December 31, 2015.

Management and Incentive Fee Compensation to the Adviser

The Adviser receives fees for the investment and management of the Company’s assets. The Adviser is entitled to an annual base management fee calculated at an annual rate of 1.5% of the Company’s average gross assets. The management fee is payable quarterly in arrears, and shall be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter will be appropriately prorated. In addition, any management fees waived by the Adviser are not subject to recoupment at a later date.

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on 20% of “pre-incentive fee net investment income” but only after the payment of a certain preferred return rate to investors, as defined in the Investment Advisory Agreement, for the immediately preceding quarter of 1.75% per quarter, or an annualized rate of 7.0%, subject to a “catch-up” feature. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the Company’s portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. Incentive fees waived by the Adviser are not subject to recoupment at a later date.

For the years ended December 31, 2015, December 31, 2014 and December 31, 2013, the Company incurred $36.0 million, $24.9 million and $6.6 million, respectively, of management fees, of which the Adviser did not waive any portion of such fees.

For the years ended December 31, 2015, December 31, 2014 and December 31, 2013, the Company incurred $10.1 million, $9.9 million and $6.4 million, respectively, of subordinated incentive fees on income, of which the Adviser waived $3.5 million, $1.3 million and $1.8 million, respectively.

For the years ended December 31, 2015, December 31, 2014, and December 31, 2013, the Company incurred $0.0 million, $(2.7) million and $2.4 million of capital gains incentive fees under the Investment Advisory Agreement, respectively, of which the Adviser did not waive any portion of such fees. The $(2.7) million capital gains incentive fee for the year ended December 31, 2014 represents the reversal of previously accrued fees due to unrealized depreciation during the year.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 4 — Related Party Transactions and Arrangements  – (continued)

For accounting purposes only, the Company is required under U.S. GAAP to also accrue a theoretical capital gains incentive fee based upon unrealized capital appreciation on investments held at the end of each period. The accrual of this theoretical capital gains incentive fee assumes all unrealized capital appreciation and depreciation is realized in order to reflect a capital gains incentive fee that would theoretically be payable to the Adviser. For the years ended December 31, 2015, December 31, 2014 and December 31, 2013, the Company incurred $4.4 million, $2.6 million and $2.4 million of theoretical capital gains incentive fees, respectively. The amounts actually paid to the Adviser will be consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement which specifically excludes consideration of unrealized capital appreciation.

As a result of discussions with the SEC staff, the Company determined to no longer include TRS earnings in the computation of subordinated incentive fees, which was effective from January 1, 2014 through the termination of the TRS on June 27, 2014. The Adviser did not receive any additional fees as a result of the termination of the TRS, other than as a result of the increase in the Company’s assets and the fact that, effective June 27, 2014, realized gains and income received on loans formerly underlying the TRS beginning on the date on which the loans came on to the Company’s consolidated statement of assets and liabilities will be included in the incentive fee calculation under the Investment Advisory Agreement. Any gains or income realized as a result of the termination of the TRS, however, will not be considered in the calculation of the incentive fee due to Adviser under the Investment Advisory Agreement.

Expense Support Agreement

The Adviser and its affiliates may incur and pay costs and fees on behalf of the Company. The Company and its Adviser have entered into the Expense Support Agreement, whereby the Adviser may pay the Company up to 100% of all operating expenses (“Expense Support Payment”) for any period beginning on the effective date of the Registration Statement, until the Adviser and the Company mutually agree otherwise. The Expense Support Payment for any month shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds and/or offsets against amounts due from the Company to the Adviser.

Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness for such period, if any.

Pursuant to the Expense Support Agreement, the Company will reimburse the Adviser for Expense Support Payments within three years of the date that the expense support payment obligation was incurred by the Adviser, subject to the conditions described below. The amount of any reimbursement during any calendar quarter will be limited to an amount that does not cause the Company’s other operating expenses to exceed 1.5% of its net assets attributable to common shares after taking such reimbursement payment into account.

In addition, the Company will only make reimbursement payments if its “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 4 — Related Party Transactions and Arrangements  – (continued)

Below is a table that provides information regarding expense support payment obligations incurred by the Adviser pursuant to the Expense Support Agreement as well as other information relating to the Company’s ability to reimburse the Adviser for such payments. The amounts presented in the first column below, except as noted, are subject to reimbursement to the Adviser pursuant to the terms of the Expense Support Agreement (dollars in thousands):

Quarter Ended	Amount of Expense Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
March 31, 2011	$—	—%	—%	N/A	(3)
June 30, 2011	—	—	—	N/A	(3)
September 30, 2011	571	2.88	8.11	September 30, 2014	(4)
December 31, 2011	131	1.97	7.90	December 31, 2014	(4)
March 31, 2012	78	0.90	7.88	March 31, 2015	(4)
June 30, 2012	189	0.30	7.75	June 30, 2015	(4)

(1)	“Operating Expense Ratio” is expressed as a percentage of net assets and includes all expenses borne by the Company, except for organizational and offering expenses, base management and incentive fees owed to our Adviser and interest expense.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.
(3)	“N/A” — Not Applicable
(4)	Expense Support Payment is no longer eligible for reimbursement as of December 31, 2015.

If an Expense Support Payment has not been reimbursed within three years of the date such Expense Support Payment was incurred, the Company’s obligation to pay such Expense Support Payment shall automatically terminate and be of no further effect.

The Company has recorded $0.0 million and $1.7 million as due from affiliate and $0.2 million and $0.0 million as due to affiliate on the consolidated statements of assets and liabilities as of December 31, 2015 and December 31, 2014, respectively, which reflects the netting of amounts due from the Adviser and affiliates and amounts due from the Company. On August 24, 2012, the Adviser made a payment to the Company in the amount of $0.8 million for $1.0 million of operating expenses pursuant to the Expense Support Agreement netted against $0.2 million due from the Company to the Adviser as reimbursement for payments made by the Adviser on behalf of the Company. As of December 31, 2015, the Adviser had assumed on a cumulative basis, $1.0 million of operating expenses pursuant to the Expense Support Agreement and none of the cumulative total is eligible for reimbursement.

Offering Costs

The Company incurs certain costs in connection with the registration of shares of its common stock. Offering costs principally relate to professional fees, printing costs, direct marketing expenses, due diligence costs, fees paid to regulators and other expenses, including the salaries and/or expenses of the Adviser and its affiliates engaged in registering and marketing the Company’s common stock. Such allocated expenses of the Adviser and its affiliates may include the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 4 — Related Party Transactions and Arrangements  – (continued)

Pursuant to the Investment Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for organization and offering expenses, including transfer agent fees, in excess of 1.5% of the aggregate gross proceeds from the Company’s on-going offering. As of December 31, 2015, offering costs incurred were not in excess of the 1.5% limit. As of December 31, 2014, offering costs in the amount of $1.4 million have been incurred in excess of the 1.5% limit and are the responsibility of the Adviser; however, the Company may, but is not obligated to, pay certain amounts back to the Adviser over time.

Other Affiliates

We have entered into agreements with affiliates of our Sponsor, whereby we have paid and/or may in the future pay certain fees or reimbursements to our Advisor, its affiliates and entities under common ownership with our Advisor in connection with items such as acquisition and financing activities, sales and maintenance of common stock under our IPO, asset and property management services and reimbursement of operating and offering related costs. The predecessor to AR Global is a party to a services agreement with RCS Advisory Services, LLC, a subsidiary of the parent company of the Former Dealer Manager (“RCS Advisory”), pursuant to which RCS Advisory and its affiliates provided us and certain other companies sponsored by AR Global with services (including, without limitation, transaction management, compliance, due diligence, event coordination and marketing services among others) on a time and expenses incurred basis or at a flat rate based on services performed. The predecessor to AR Global instructed RCS Advisory to stop providing such services in November 2015 and no services have since been provided by RCS Advisory. We were also party to a transfer agency agreement with American National Stock Transfer, LLC, a subsidiary of the parent company of the Former Dealer Manager (“ANST”), pursuant to which ANST provided us with transfer agency services (including broker and stockholder servicing, transaction processing, year-end IRS reporting and other services), and supervisory services overseeing the transfer agency services performed by a third-party transfer agent. AR Global received written notice from ANST on February 10, 2016 that it would wind down operations by the end of the month and would withdraw as the transfer agent effective February 29, 2016. Subsequently, effective February 26, 2016, we entered into an agreement with DST Systems, Inc., our previous provider of sub-transfer agency services, to provide us directly with transfer agency services (including broker and stockholder servicing, transaction processing, year-end IRS reporting and other services).

The following table reflects the fees incurred and payable to our Former Dealer Manager and its affiliates as of and for the year ended December 31, 2015 (dollars in thousands):

	Incurred for the Year Ended December 31, 2015	Payable for the Year Ended December 31, 2015
Selling commissions and dealer manager fees(1)	$16,569	$—
Offering costs	(138)	205
Management and incentive fees, net	42,605	9,532
Investment banking advisory fees(2)	—	—
Transfer agent fees	2,036	582
Professional fees	584	134
Other general and administrative	206	59
Total related party fees	$61,862	$10,512

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 4 — Related Party Transactions and Arrangements  – (continued)

The following table reflects the fees incurred and payable to our Former Dealer Manager and its affiliates as of and for the year ended December 31, 2014 (dollars in thousands):

	Incurred for the Year Ended December 31, 2014	Payable for the Year Ended December 31, 2014
Selling commissions and dealer manager fees(1)	$87,461	$—
Offering costs	10,834	995
Management and incentive fees, net	30,856	10,717
Investment banking advisory fees(2)	372	—
Transfer agent fees	2,150	614
Professional fees	658	311
Other general and administrative	66	24
Total related party fees	$132,397	$12,661

The following table reflects the fees incurred and unpaid to our Former Dealer Manager and its affiliates as of and for the year ended December 31, 2013 (dollars in thousands):

	Incurred for the Year Ended December 31, 2013	Payable for the Year Ended December 31, 2013
Selling commissions and dealer manager fees(1)	$45,000	$—
Offering costs	4,198	198
Management and incentive fees, net	13,549	8,068
Investment banking advisory fees(2)	548	—
Total related party fees	$63,295	$8,266

(1)	Selling commissions and dealer manager fees are not reflected in the Company’s consolidated financial statements
(2)	Investment banking advisory fees were paid to the Former Dealer Manager for strategic advisory services provided to the Company

Due (to)/from affiliate

The due from affiliate receivable primarily consists of the organization and offering expenses incurred in excess of 1.5% of gross proceeds as the Adviser has agreed to reimburse the Company for these costs per the Investment Advisory Agreement plus non offering costs due from the Adviser such as administrative and professional fees. These receivables are offset by non offering costs payable to the Adviser and offering costs payable.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 4 — Related Party Transactions and Arrangements  – (continued)

The following table reflects the components of due (to)/from affiliate as of December 31, 2015 and December 31, 2014:

	December 31, 2015	December 31, 2014
Due from affiliate – organization & offering costs in excess of 1.5% of gross proceeds	—	1,374
Due (to)/from affiliate – non offering costs	7	1,948
Offering costs payable	(204)	(1,656)
Total due (to)/from affiliate	$(197)	$1,666

As of December 31, 2015, offering costs payable no longer includes offering costs that are payable to third parties. In prior periods, offering costs payable to third parties were included in due (to)/from affiliate as they were an offset to the organization and offering costs in excess of 1.5% of the aggregate gross proceeds from the Company’s on-going offering that were the responsibility of the Adviser. Total organization and offering costs do not exceed 1.5% of the aggregate gross proceeds at December 31, 2015 so offering costs payable to third parties is no longer applicable as an offsetting balance in due (to)/from affiliate.

Note 5 — Borrowings

Wells Fargo Credit Facility

On July 24, 2012, the Company, through a wholly-owned, consolidated special purpose financing subsidiary, BDCA Funding I, LLC (“Funding I”), entered into a revolving credit facility with Wells Fargo and U.S. Bank as collateral agent, account bank and collateral custodian. The Wells Fargo Credit Facility, which was subsequently amended on April 26, 2013, September 9, 2013, June 30, 2014, May 29, 2015, and November 4, 2015, provides for borrowings in an aggregate principal amount of up to $400.0 million on a committed basis, with a term of 60 months.

The Company may contribute cash or loans to Funding I from time to time to retain a residual interest in any assets contributed through its ownership of Funding I or will receive fair market value for any loans sold to Funding I. Funding I may purchase additional loans from various sources. Funding I has appointed the Company as servicer to manage its portfolio of loans. Funding I’s obligations under the Wells Fargo Credit Facility are secured by a first priority security interest in substantially all of the assets of Funding I, including its portfolio of loans. The obligations of Funding I under the Wells Fargo Credit Facility are non-recourse to the Company.

The Wells Fargo Credit Facility will be priced at the one month maturity London Interbank Offered Rate (“LIBOR”), with no LIBOR floor, plus a spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of loans owned by Funding I for the relevant period. Interest is payable quarterly in arrears. Funding I will be subject to a non-usage fee to the extent the aggregate principal amount available under the Wells Fargo Credit Facility has not been borrowed. The non-usage fee per annum for the first six months is 0.50%; thereafter, the non-usage fee per annum is 0.50% for the first 20% of the unused balance and 2.0% for the portion of the unused balance that exceeds 20%. For the years ended December 31, 2015 and December 31, 2014, the Company incurred $0.6 million and $0.5 million, respectively, of non-usage fees. Any amounts borrowed under the Wells Fargo Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable in April 2018.

Borrowings under the Wells Fargo Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Funding I varies depending upon the types of loans in Funding I’s portfolio. As of December 31, 2015, the Company was in compliance with regards to the Wells Fargo Credit Facility covenants. The Wells Fargo Credit Facility may be prepaid in whole or in part, subject to customary breakage costs.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5 — Borrowings  – (continued)

The Wells Fargo Credit Facility contains customary default provisions for facilities of this type pursuant to which Wells Fargo may terminate the rights, obligations, power and authority of the Company, in its capacity as servicer of the portfolio assets under the Wells Fargo Credit Facility, including, but not limited to, non-performance of Wells Fargo Credit Facility obligations, insolvency, defaults of certain financial covenants and other events with respect to the Company that may be adverse to Wells Fargo and the secured parties under the Wells Fargo Credit Facility.

In connection with the Wells Fargo Credit Facility, Funding I has made certain representations and warranties, is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities and is subject to certain customary events of default. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Wells Fargo Credit Facility immediately due and payable. During the continuation of an event of default, Funding I must pay interest at a default rate.

Borrowings of Funding I will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

As of December 31, 2015, the Company had gross deferred financing costs of $6.3 million, net of accumulated amortization of $2.3 million in connection with the Wells Fargo Credit Facility. As of December 31, 2014, the Company had gross deferred financing costs of $2.9 million, net of accumulated amortization of $1.0 million in connection with the Wells Fargo Credit Facility. At December 31, 2015, $263.1 million was drawn on the Wells Fargo Credit Facility. At December 31, 2014, $288.1 million was drawn on the Wells Fargo Credit Facility. For the year ended December 31, 2015, the Company incurred interest expense related to the outstanding borrowings on the Wells Fargo Credit Facility in the amount of $7.0 million. For the year ended December 31, 2014, the Company incurred interest expense related to the outstanding borrowings on the Wells Fargo Credit Facility in the amount of $4.8 million. For the year ended December 31, 2013, the Company incurred interest expense related to the outstanding borrowings on the Wells Fargo Credit Facility in the amount of $1.2 million.

Deutsche Bank Credit Facility

On February 21, 2014, the Company, through a wholly-owned, consolidated special purpose financing subsidiary, BDCA 2L Funding I, LLC (“2L Funding I”), entered into the Deutsche Bank Credit Facility with Deutsche Bank as lender and as administrative agent and U.S. Bank as collateral agent and collateral custodian.

The Deutsche Bank Credit Facility provides for borrowings in an aggregate principal amount of up to $60.0 million with a term of 36 months. The Deutsche Bank Credit Facility will be priced at LIBOR plus 4.25%, with no LIBOR floor. The undrawn rate is 0.75%. 2L Funding Sub I will be subject to a minimum utilization of 50% of the loan amount in the first 12-months and 65% of the loan amount thereafter, measured quarterly. If the utilized portion of the loan amount is less than the foregoing thresholds, such shortfalls shall bear interest at LIBOR plus 4.25%. For the years ended December 31, 2015 and December 31, 2014, the Company incurred $0.6 million and $0.3 million, respectively, of non-usage fees. The Deutsche Bank Credit Facility provides for monthly interest payments for each drawn loan. Any amounts borrowed under the Deutsche Bank Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, in January 2017. 2L Funding I paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Deutsche Bank Credit Facility.

Borrowings under the Deutsche Bank Credit Facility are subject to compliance with a borrowing base. The Deutsche Bank Credit Facility may be prepaid in whole or in part, subject to a prepayment fee. The Deutsche Bank Credit Facility contains customary default provisions including, but not limited to, non-payment of principal, interest or other obligations under the Deutsche Bank Credit Facility, insolvency,

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5 — Borrowings  – (continued)

defaults of certain financial covenants and other events with respect to us that may be adverse to Deutsche Bank and the secured parties under the facility.

In connection with the Deutsche Bank Credit Facility, 2L Funding I has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. Upon the occurrence and during the continuation of an event of default, subject, in certain instances, to applicable cure periods, Deutsche Bank may declare the outstanding advances and all other obligations under the Deutsche Bank Credit Facility immediately due and payable. During the continuation of an event of default, 2L Funding I must pay interest at a default rate.

Borrowings of 2L Funding I will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

The obligations of the 2L Funding I under the Deutsche Bank Credit Facility are non-recourse to the Company.

As of December 31, 2015, the Company had gross deferred financing costs of $1.0 million, net of accumulated amortization of $0.6 million in connection with the Deutsche Bank Credit Facility. As of December 31, 2014, the Company had gross deferred financing costs of $0.9 million, net of accumulated amortization of $0.2 million in connection with the Deutsche Bank Credit Facility. At December 31, 2015, $0.0 million was drawn on the Deutsche Bank Credit Facility. At December 31, 2014, $60.0 million was drawn on the Deutsche Bank Credit Facility. For the year ended December 31, 2015, the Company incurred interest expense related to the outstanding borrowings on the Deutsche Bank Credit Facility in the amount of $1.3 million. For the year ended December 31, 2014, the Company incurred interest expense related to the outstanding borrowings on the Deutsche Bank Credit Facility in the amount of $1.1 million. For the year ended December 31, 2013, the Company incurred no interest expense related to the outstanding borrowings on the Deutsche Bank Credit Facility.

Citi Credit Facility

On June 27, 2014, the Company, through a wholly-owned, special purpose financing subsidiary, BDCA-CB Funding, LLC (“CB Funding”), entered into the Citi Credit Facility as administrative agent and U.S. Bank as collateral agent, account bank and collateral custodian. The Citi Credit Facility provides for borrowings over a twenty four month period in an aggregate principal amount of up to $400.0 million on a committed basis, subject to the administrative agent’s right to approve the assets acquired by CB Funding and pledged as collateral under the Citi Credit Facility.

The Citi Credit Facility will be priced at LIBOR, with no LIBOR floor, plus a spread of 1.70% per annum for the first twenty four months and 2.00% per annum thereafter. Interest is payable quarterly in arrears. CB Funding will be subject to a non-usage fee to the extent the aggregate principal amount available under the Citi Credit Facility has not been borrowed. Any amounts borrowed under the Citi Credit Facility along with any accrued and unpaid interest thereunder will mature, and will be due and payable, in three years. CB Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Citi Credit Facility. For the years ended December 31, 2015 and December 31, 2014, the Company incurred $0.7 million and $0.3 million, respectively, of non-usage fees.

In connection with the Citi Credit Facility, on June 27, 2014, CB Funding entered into a Merger Agreement with Loan Funding, an affiliate of Citi formed for the purpose of holding loans underlying a TRS with CB Funding. Pursuant to the terms of the Merger Agreement, CB Funding acquired such loans through the merger of Loan Funding with and into CB Funding.

Pursuant to the Merger Agreement, CB Funding paid approximately $389.0 million for the assets held by Loan Funding.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5 — Borrowings  – (continued)

Borrowings of CB Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

As of December 31, 2015, the Company had gross deferred financing costs of $3.3 million, net of accumulated amortization of $1.3 million in connection with the Citi Credit Facility. As of December 31, 2014, the Company had gross deferred financing costs of $2.3 million, net of accumulated amortization of $0.4 million in connection with the Citi Credit Facility. At December 31, 2015, $270.6 million was drawn on the Citi Credit Facility. At December 31, 2014, $270.6 million was drawn on the Citi Credit Facility. For the year ended December 31, 2015, the Company incurred interest expense related to the outstanding borrowings on the Citi Credit Facility in the amount of $5.4 million. For the year ended December 31, 2014, the Company incurred interest expense related to the outstanding borrowings on the Citi Credit Facility in the amount of $2.6 million. For the year ended December 31, 2013, the Company incurred no interest expense related to the outstanding borrowings on the Citi Credit Facility.

UBS Credit Facility

On April 7, 2015, the Company, through a wholly-owned, special-purpose, bankruptcy-remote subsidiary, BDCA Helvetica Funding, Ltd. (“Helvetica Funding”) entered into a debt financing facility with UBS AG, London Branch (“UBS”), pursuant to which $150.0 million will be made available to the Company to fund investments in new securities and for other general corporate purposes (the “UBS Credit Facility”). The UBS Credit Facility was subsequently amended on July 10, 2015 to increase the amount of debt available to the Company under the facility from $150.0 million to $210.0 million. Pricing under the transaction is based on three-month LIBOR plus a spread of 3.90% per annum for the relevant period.

As of December 31, 2015, the Company had gross deferred financing costs of $0.6 million, net of accumulated amortization of $0.04 million in connection with the UBS Credit Facility. As of December 31, 2014, the Company did not have any gross deferred financing costs in connection with the UBS Credit Facility. At December 31, 2015, $210.0 million was drawn on the UBS Credit Facility. At December 31, 2014, the Company had not entered in to the UBS Credit Facility. For the year ended December 31, 2015, the Company incurred interest expense related to the outstanding borrowings on the UBS Credit Facility in the amount of $5.9 million. For the year ended December 31, 2014, the Company incurred no interest expense related to the outstanding borrowings on the UBS Credit Facility.

Unsecured Notes

On August 26, 2015, the Company entered into a Purchase Agreement with the Initial Purchasers, relating to the Company’s sale of $100 million aggregate principal amount of its 6.00% fixed rate senior notes due 2020 to the Initial Purchasers in a private placement in reliance on Section 4(a)(2) of the Securities Act and for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act (the “Unsecured Notes”). The Company relied upon these exemptions from registration based in part on representations made by the Initial Purchasers. The Purchase Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities under the Securities Act. The Unsecured Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The net proceeds from the sale of the Unsecured Notes was approximately $97.9 million, after deducting initial purchasers’ discounts and commissions of approximately $1.58 million payable by the Company and estimated offering expenses of approximately $0.5 million payable by the Company. The Company intends to use the net proceeds to make investments in accordance with the Company’s investment objectives and for general corporate purposes.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5 — Borrowings  – (continued)

The Unsecured Notes were issued pursuant to the Indenture, dated as of August 31, 2015, between the Company and the Trustee. The Unsecured Notes will mature on September 1, 2020, and may be redeemed in whole or in part at the Company’s option at any time, or from time to time, at the redemption prices set forth in the Indenture. The Unsecured Notes bear interest at a rate of 6.00% per year payable semi-annually on March 1 and September 1 of each year, commencing on March 1, 2016. The Unsecured Notes will be general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Unsecured Notes. The Unsecured Notes will rank equally in right of payment with all of the Company’s existing and future senior liabilities that are not so subordinated, effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness incurred by the Company’s subsidiaries, financing vehicles or similar facilities, including credit facilities held by the Company’s wholly owned, special purpose financing subsidiaries.

The Indenture contains certain covenants, including covenants requiring the Company to: (i) comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act as in effect immediately prior to the issuance of the Unsecured Notes, whether or not the Company is subject to such provisions; (ii) provide financial information to the holders of the Unsecured Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended; and (iii) maintain total unencumbered assets, as defined in the Indenture, of at least 175% of the aggregate principal amount of all of the Company and the Company’s consolidated subsidiaries’ outstanding unsecured debt determined on a consolidated basis in accordance with generally accepted accounting principles. These covenants are subject to important limitations and exceptions that are described in the Indenture.

For the year ended December 31, 2015, the Company incurred interest expense related to the unsecured notes in the amount of $2.2 million.

The weighted average annualized interest cost for all borrowings for the years ended December 31, 2015 and December 31, 2014 was 2.86% and 2.33%, respectively. The average daily debt outstanding for the years ended December 31, 2015 and December 31, 2014 was $742.0 million and $359.5 million, respectively. The maximum debt outstanding for the years ended December 31, 2015 and December 31, 2014 was $842.2 million and $618.7 million, respectively.

The Company is required to disclose the fair value of financial instruments for which it is practicable to estimate that value. The fair value of short-term financial instruments such as cash and cash equivalents, due to affiliates and accounts payable approximate their carrying value on the accompanying statements of assets and liabilities due to their short-term nature. The fair values of the Company’s remaining financial instruments that are not reported at fair value on the accompanying consolidated statements of assets and liabilities are reported below (amounts in thousands):

	Level	Carrying Amount at December 31, 2015	Fair Value at December 31, 2015
Wells Fargo Credit Facility	3	$263,087	$263,087
Deutsche Bank Credit Facility	3	—	—
Citi Credit Facility	3	270,625	270,625
UBS Credit Facility	3	210,000	210,000
Unsecured Notes	3	98,526	98,526
		$842,238	$842,238

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5 — Borrowings  – (continued)

	Level	Carrying Amount at December 31, 2014	Fair Value at December 31, 2014
Wells Fargo Credit Facility	3	$288,087	$288,087
Deutsche Bank Credit Facility	3	60,000	60,000
Citi Credit Facility	3	270,625	270,625
		$618,712	$618,712

Note 6 — Total Return Swap

On July 13, 2012, the Company, through its wholly-owned subsidiary, 405 Sub, entered into a TRS with Citi, which was most recently amended on May 6, 2014, to increase the aggregate market value of the portfolio of loans selected by 405 Sub. The Company terminated its amended and restated TRS with Citi on June 27, 2014.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The TRS effectively added leverage to the Company’s portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The TRS enabled the Company, through its ownership of 405 Sub, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citi.

The obligations of 405 Sub under the TRS are non-recourse to the Company and the Company’s exposure to the TRS was limited to the amount that it contributed to 405 Sub in connection with the TRS. Generally, that amount will be the amount that 405 Sub was required to post as cash collateral for each loan (which in most instances was approximately 25% of the market value of a loan at the time that such loan was purchased). There was no cash collateral on deposit as of December 31, 2015 and December 31, 2014 as the TRS was terminated on June 27, 2014. As amended, the TRS provided that 405 Sub could have selected a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $450.0 million.

405 Sub paid interest to Citi for each loan at a rate equal to one-month LIBOR plus 1.20% per annum. Upon the termination or repayment of any loan selected by 405 Sub under the Agreement, 405 Sub would deduct the appreciation of such loan’s value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

On June 27, 2014, the Company terminated the TRS and CB Funding entered into a Merger Agreement with Loan Funding, an affiliate of Citi formed for the purpose of holding the loans underlying the TRS. Pursuant to the terms of the Merger Agreement, CB Funding acquired such loans through the merger of Loan Funding with and into CB Funding (the “Merger”) for approximately $389.0 million. The Company recorded such loans at a cost equal to the respective fair values as of June 27, 2014 and as a result, the $4.0 million of unrealized gain on the TRS at the termination date was realized which resulted in an offsetting unrealized loss and realized gain on the TRS. The $4.0 million gain equates to fair value of the loans underlying the TRS as of June 27, 2014 less the respective costs of such assets as purchased through the TRS.

Previously, the Adviser did not recognize incentive fees based on the returns or capital gains of the TRS and therefore did not receive any additional fees as a direct result of the Merger or termination of the TRS. However, such loans are now included in the Company’s portfolio of investments and subject to any fees applicable under the Investment Advisory Agreement.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6 — Total Return Swap  – (continued)

The Company did not hold the TRS at December 31, 2015 and December 31, 2014.

At December 31, 2014, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$—	$11,361
TRS interest expense	—	(2,187)
Gains on TRS asset sales	—	5,378
Net realized gain from TRS	$—	$14,552

The Company valued its TRS in accordance with the agreements between 405 Sub and Citi, which collectively established the TRS and are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS was based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS were valued by Citi. Citi based its valuation primarily on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflected the highest price that market participants would have been willing to pay. These valuations were sent to the Company for review and testing. The Company’s management reviewed and approved the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of their quarterly valuation process. To the extent the Company’s management had any questions or concerns regarding the valuation of the loans underlying the TRS, such valuations were discussed or challenged pursuant to the terms of the TRS.

The fair value of the TRS was reflected as an unrealized gain or loss on the total return swap on the consolidated statements of assets and liabilities. The change in value of the TRS was reflected in the consolidated statements of operations as net unrealized appreciation (depreciation) on the total return swap.

Note 7 — Commitments and Contingencies

Commitments

In the ordinary course of business, the Company may enter into future funding commitments. As of December 31, 2015, the Company had unfunded commitments on delayed draw term loans of $48.7 million, unfunded commitments on revolver term loans of $18.9 million and unfunded equity commitments of $11.8 million. As of December 31, 2014, the Company had unfunded commitments on delayed draw term loans of $77.9 million and unfunded equity commitments of $17.7 million. The unfunded commitments are disclosed in the Company’s Consolidated Schedule of Investments. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments.

Litigation and Regulatory Matters

In the ordinary course of business, the Company may become subject to litigation, claims and regulatory matters. The Company has no knowledge of material legal or regulatory proceedings pending or known to be contemplated against the Company at this time.

Indemnifications

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7 — Commitments and Contingencies  – (continued)

Guarantees

The Company has provided a guarantee to its controlled portfolio company, Park Ave RE Holdings, LLC, in connection with a secured loan whereby the Company will be responsible for certain liabilities of the portfolio company upon the occurrence of certain events (such as a bankruptcy or the incurrence of additional indebtedness in violation of the terms of the loan).

Note 8 — Economic Dependency

Under various agreements, the Company has engaged or will engage the Adviser and its affiliates to provide certain services that are essential to the Company, including asset management services, asset acquisition and disposition decisions, the sale of shares of the Company’s common stock available for issuance, as well as other administrative responsibilities for the Company including accounting services and investor relations.

As a result of these relationships, the Company is dependent upon the Adviser and its affiliates. In the event that these companies were unable to provide the Company with the respective services, the Company would be required to find alternative providers of these services.

Note 9 — Common Stock

On August 25, 2011, the Company had raised sufficient funds to break escrow on its IPO. On July 1, 2014, the Company’s registration statement on Form N-2 (File No. 333-193241) for its Follow-on was declared effective by the SEC. Simultaneously with the effectiveness of the registration statement of the Follow-on, the Company’s IPO terminated. Through December 31, 2015, the Company sold 179.1 million shares of common stock for gross proceeds of $1.9 billion, including shares purchased by the Sponsor and shares issued under the DRIP. Following the time the Company’s updated registration statement was declared effective on June 30, 2015, the Company issued shares for subscription agreements that had been accepted through that date. The Company is no longer issuing new shares except for DRIP shares. As of December 31, 2015, the Company had repurchased 2.7 million shares of common stock for payments of $27.6 million.

The following table reflects the common stock activity for the year ended December 31, 2015 (dollars in thousands except share amounts):

	Shares	Value
Shares Sold	16,586,551	$183,562
Shares Issued through DRIP	7,158,346	70,033
Share Repurchases	(2,136,909)	(21,459)
	21,607,988	$232,136

The following table reflects the common stock activity for the year ended December 31, 2014 (dollars in thousands except share amounts):

	Shares	Value
Shares Sold	89,467,014	$989,496
Shares Issued through DRIP	4,818,399	48,569
Share Repurchases	(423,017)	(4,462)
	93,862,396	$1,033,603

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 10 — Share Repurchase Program

The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
•	the Company’s investment plans and working capital requirements;
•	the relative economies of scale with respect to the Company’s size;
•	the Company’s history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

The Company may limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its DRIP. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, the Company limited the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such shares on each date of repurchase at a price equal to BDCA’s net asset value per share as most recently disclosed on its quarterly report on Form 10-Q or annual report on Form 10-K. The Company’s board of directors may amend, suspend, or terminate the repurchase program at any time upon 30 days’ notice. On March 8, 2016, the Company’s board of directors amended the Company’s stock repurchase program. See Note 18 to the consolidated financial statements for additional details.

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (in thousands)
September 12, 2012	October 8, 2012	—	$9.71	$—
December 13, 2012	January 15, 2013	10,732	$9.90	$106.22
March 27, 2013	April 25, 2013	29,625	$10.18	$301.58
July 15, 2013	August 13, 2013	30,365	$10.18	$308.97
October 22, 2013	November 21, 2013	55,255	$10.36	$572.44
February 4, 2014	March 6, 2014	68,969	$10.36	$714.52
June 6, 2014	July 11, 2014	117,425	$10.36	$1,216.38
August 7, 2014	September 10, 2014	111,854	$10.36	$1,158.80
December 19, 2014	January 23, 2015	313,101	$10.36	$3,243.73
March 16, 2015	April 15, 2015	162,688	$10.36	$1,685.45
June 26, 2015	July 31, 2015	533,527	$9.72	$5,185.88
September 18, 2015	October 20, 2015	728,874	$9.53	$6,946.17

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11 — Net Increase in Net Assets

Basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. The Company had no potentially dilutive securities as of December 31, 2015, 2014 and 2013.

The following information sets forth the computation of the weighted average basic and diluted net increase (decrease) in net assets per share from operations for the years ended December 31, 2015, 2014 and 2013 (dollars in thousands except share and per share amounts):

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Basic and diluted
Net increase (decrease) in net assets from operations	$8,053	$79,540	$42,744
Weighted average common shares outstanding	172,208,186	122,154,778	36,390,524
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.05	$0.65	$1.17

The table below shows changes in our offering price and distribution rates since the commencement of our public

Announcement Date	New Public Offering Price	Effective Date	Daily Distribution Amount per share	Annualized Distribution Rate
November 14, 2011	$10.26	November 16, 2011	0.002221920	7.90%
May 1, 2012	$10.44	June 1, 2012	0.002215850	7.75%
August 14, 2012	$10.50	September 4, 2012	0.002246575	7.81%
September 24, 2012	$10.60	October 16, 2012	0.002246575	7.74%
October 15, 2012	$10.70	November 1, 2012	0.002273973	7.76%
February 5, 2013	$10.80	February 18, 2013	0.002293151	7.75%
February 25, 2013	$10.90	March 1, 2013	0.002314384	7.75%
April 3, 2013	$11.00	April 16, 2013	0.002335616	7.75%
August 15, 2013	$11.10	August 16, 2013	0.002356849	7.75%
October 29, 2013	$11.20	November 1, 2013	0.002378082	7.75%
May 28, 2015	$11.15	April 16, 2015	0.002378082	7.78%

Note 12 — Distributions

The Company has declared and paid cash distributions to stockholders on a monthly basis since it commenced operations. From time to time, the Company may also pay interim distributions at the discretion of its board of directors. The Company may fund its cash distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets. The Company’s distributions may exceed its earnings, especially during the period before the Company has substantially invested the proceeds from its IPO and Follow-on. As a result, a portion of the distributions the Company will make may represent a return of capital for tax purposes. As of December 31, 2015, the Company had accrued $13.2 million in stockholder distributions that were unpaid. As of December 31, 2014, the Company had accrued $11.6 million in stockholder distributions that were unpaid.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 12 — Distributions  – (continued)

The following table reflects the cash distributions per share that we have paid on our common stock to date (dollars in thousands except per share amounts):

Record Date	Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
2011:
September 30, 2011	October 3, 2011	$0.07	$13	$13	$26
October 31, 2011	November 1, 2011	0.07	20	14	34
November 30, 2011	December 1, 2011	0.06	25	17	42
December 31, 2011	January 3, 2012	0.06	35	21	56
			$93	$65	$158
2012:
January 31, 2012	February 1, 2012	$0.06	$47	$26	$73
February 29, 2012	March 1, 2012	0.06	80	34	114
March 31, 2012	April 2, 2012	0.06	118	48	166
April 30, 2012	May 1, 2012	0.06	157	65	222
May 31, 2012	June 1, 2012	0.07	289	91	380
June 30, 2012	July 2, 2012	0.06	313	113	426
July 31, 2012	August 1, 2012	0.07	361	146	507
August 31, 2012	September 4, 2012	0.07	394	173	567
September 30, 2012	October 1, 2012	0.06	429	203	632
October 31, 2012	November 1, 2012	0.07	505	247	752
November 30, 2012	December 3, 2012	0.07	612	287	899
December 17, 2012	December 27, 2012	0.09	917	462	1,379
December 31, 2012	January 2, 2013	0.07	682	341	1,023
			$4,904	$2,236	$7,140
2013:
January 31, 2013	February 1, 2013	$0.07	$787	$395	$1,182
February 28, 2013	March 1, 2013	0.06	797	408	1,205
March 31, 2013	April 1, 2013	0.07	1,008	525	1,533
April 30, 2013	May 1, 2013	0.07	1,098	590	1,688
May 31, 2013	June 1, 2013	0.07	1,276	755	2,031
June 30, 2013	July 1, 2013	0.07	1,396	893	2,289
July 31, 2013	August 1, 2013	0.07	1,608	1,071	2,679
August 31, 2013	September 1, 2013	0.07	1,764	1,285	3,049
September 30, 2013	October 1, 2013	0.07	1,868	1,408	3,276
October 31, 2013	November 1, 2013	0.07	2,092	1,673	3,765
November 30, 2013	December 2, 2013	0.07	2,225	1,799	4,024
December 31, 2013	January 2, 2014	0.07	2,504	2,074	4,578
			$18,423	$12,876	$31,299
2014:
January 31, 2014	February 4, 2014	$0.07	$2,717	$2,317	$5,034
February 28, 2014	March 3, 2014	0.06	2,751	2,399	5,150
March 31, 2014	April 1, 2014	0.07	3,499	3,197	6,696
April 30, 2014	May 1, 2014	0.07	3,816	3,610	7,426
May 30, 2014	June 2, 2014	0.07	4,383	4,244	8,627

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 12 — Distributions  – (continued)

Record Date	Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
June 30, 2014	July 1, 2014	0.07	4,584	4,533	9,117
July 31, 2014	August 1, 2014	0.07	5,029	4,986	10,015
August 29, 2014	September 1, 2014	0.07	5,160	5,097	10,257
September 30, 2014	October 2, 2014	0.07	5,198	5,120	10,318
October 31, 2014	November 3, 2014	0.07	5,550	5,510	11,060
November 30, 2014	December 2, 2014	0.07	5,529	5,483	11,012
December 31, 2014	January 2, 2015	0.07	5,852	5,735	11,587
			$54,068	$52,231	$106,299
2015:
January 31, 2015	February 4, 2015	$0.07	$5,948	$5,797	$11,745
February 28, 2015	March 2, 2015	0.07	5,520	5,236	10,756
March 31, 2015	April 1, 2015	0.07	6,265	5,898	12,163
April 30, 2015	May 1, 2015	0.07	6,242	5,849	12,091
May 29, 2015	June 1, 2015	0.07	6,680	5,905	12,585
June 30, 2015	July 1, 2015	0.07	6,485	5,735	12,220
July 31, 2015	August 3, 2015	0.07	6,976	6,126	13,102
August 31, 2015	September 1, 2015	0.07	7,053	6,049	13,102
September 30, 2015	October 1, 2015	0.07	6,870	5,835	12,705
October 31, 2015	November 2, 2015	0.07	7,140	6,030	13,170
November 30, 2015	December 1, 2015	0.07	6,932	5,835	12,767
December 31, 2015	January 4, 2016	0.07	7,224	5,989	13,213
			$79,335	$70,284	$149,619
2016:
January 31, 2016	February 3, 2016	$0.07	$8,922	$4,298	$13,220
February 28, 2016	March 1, 2016	0.07	7,014	5,332	12,346
			$15,936	$9,630	$25,566
			$172,759	$147,322	$320,081

The following table reflects the stock distributions per share that the Company declared on its common stock to date:

Date Declared	Record Date	Payment Date	Per Share	Distribution Percentage	Shares Issued
March 29, 2012	May 1, 2012	May 2, 2012	$0.05	0.49%	25,709

The Company has not established any limit on the extent to which it may use borrowings, if any, or proceeds from its IPO and Follow-on to fund distributions (which may reduce the amount of capital it ultimately invests in assets). There can be no assurance that the Company will be able to sustain distributions at any particular level.

On March 1, 2012, the price for newly-issued shares under the DRIP issued to stockholders was changed from 95% to 90% of the stock price that the shares are sold in the offering as of the date the distribution is made.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 12 — Distributions  – (continued)

On August 11, 2015, the Company adopted a new distribution reinvestment plan (the “New DRIP”). Pursuant to the New DRIP, the Company will reinvest all cash dividends or distributions (“Distributions”) declared by the board of directors of the Company on behalf of investors who do not elect to receive their Distributions in cash as described below (the “Participants”). As a result, if the board of directors of the Company declare a Distribution, then stockholders who have not elected to “opt out” of the New DRIP will have their Distributions automatically reinvested in additional shares of the Company’s common stock at a price equal to NAV per share as estimated in good faith by the Company on the payment date. The New DRIP does not change a stockholder’s election to receive a Distribution in shares of common stock or cash as currently on file with the Plan Administrator. The timing and amount of any future Distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the board of directors of the Company.

Note 13 — Income Tax Information and Distributions to Stockholders

The Company has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, a RIC is exempt from federal income taxes if it meets, certain quarterly asset diversification requirements, annual income tests, and distributes to stockholders its “Investment Company Taxable Income,” as defined in the Code, each taxable year. Distributions declared prior to the filing of the previous year’s tax return and paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. The Company intends to make sufficient distributions to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income each calendar year, 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given taxable year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would incur a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to the RIC’s stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such net capital losses, and use them to offset capital gains indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the aggregate net income we actually earned during those taxable years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

The tax character of distributions for the fiscal years ended December 31, 2015, 2014 and 2013 were as follows (dollars in thousands):

	2015		2014		2013
Ordinary income distributions	$133,355	89.1%	$99,603	94.0%	$31,299	100.0%
Capital gains distributions	—	—	6,696	6.0	—	—
Return of capital	16,264	10.9	—	—	—	—
Total distributions	$149,619	100.0%	$106,299	100.0%	$31,299	100.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 13 — Income Tax Information and Distributions to Stockholders  – (continued)

For the years ended December 31, 2015, 2014 and 2013, the reconciliation of net increase in net assets resulting from operations to taxable income is as follows (dollars in thousands):

	2015	2014	2013
Book income from operating activities	$8,053	$79,540	$42,744
Net unrealized (gain)/loss on investments	105,748	30,762	(10,204)
Nondeductible expenses	1,671	5	2,360
Temporary differences	(4,872)	(972)	(393)
Taxable income before deductions for distributions paid	$110,600	$109,335	$34,507

As of December 31, 2015, 2014 and 2013, the components of accumulated gain and losses on a tax basis were as follows (dollars in thousands):

	2015	2014	2013
Undistributed ordinary income/(loss)	$—	$9,187	$2,806
Undistributed long-term net capital gains/(capital loss carryforward)	(354)	—	1,398
Total undistributed net earnings/(loss carryforward)	(354)	9,187	4,204
Net unrealized gain/(loss) on investments	(115,116)	(16,658)	8,591
Total distributed (undistributable) taxable income	$(115,470)	$(7,471)	$12,795

During 2015, as a result of permanent book-to-tax differences, the Company increased accumulated over distributed net investment income by $17.6 million, and decreased paid-in capital in excess of par value by $20.8 million. The differences were attributable to a reclass of distributions from capital gains to ordinary income, return of capital distributions, non-deductible expenses, and investments in partnerships. Aggregate stockholders’ equity was not affected by this reclassification.

Tax information for the fiscal year ended December 31, 2015 is an estimate and will not be finally determined until the Company files its 2015 tax return.

The Company did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes, nor did the Company have any unrecognized tax benefits as of the periods presented herein. Although the Company files federal and state tax returns our major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service.

As of December 31, 2015, the Company had a deferred asset of $2.1 million and a deferred liability of $(3.0) million. Given the losses generated by certain entities, deferred tax assets have been offset by valuation allowances of $2.1 million. As of December 31, 2014, the Company had a deferred asset of $0.9 million and a deferred liability of $(2.4) million pertaining to the unrealized depreciation (appreciation) on investments and a $1.1 million deferred asset pertaining to operating income. Given the losses generated by certain entities, deferred tax assets have been offset by valuation allowances of $0.9 million and $1.0 million for the deferred tax assets generated from unrealized depreciation and operating income, respectively. There were no deferred tax assets or liabilities as of December 31, 2013.

The deferred tax asset valuation allowance has been determined pursuant to the provisions of FASB ASC Topic 740, Income Taxes, including the Company’s estimation of future taxable income, if necessary, and is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized. ASC Topic 740, Income Taxes, tax-planning strategies used in determining the amount of the valuation allowance are prudent and feasible strategies that would, if necessary, be implemented.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 13 — Income Tax Information and Distributions to Stockholders  – (continued)

As of December 31, 2015, the Company had differences between book basis and tax basis cost of investments of $3.1 million from investments classified as partnerships, passive foreign investment companies, or controlled foreign corporations for US tax purposes and $(5.6) million from amortization of market discounts. As of December 31, 2014, the Company had differences between book basis and tax basis cost of investments of $2.1 million from investments classified as partnerships for US tax purposes and $(0.4) million from amortization of market discounts. As of December 31, 2013, the Company had a $133 thousand difference between book basis and tax basis cost of investments due to amortization of market discounts.

Note 14 — Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2015, 2014, 2013, 2012 and 2011:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Per share data*:
Net asset value, beginning of period	$9.74	$9.86	$9.41	$9.00	$8.60
Results of operations(1)
Net investment income (loss)	0.66	0.71	0.36	0.63	0.74
Net realized and unrealized appreciation (depreciation) on investments	(0.60)	(0.12)	0.33	0.39	(0.10)
Net realized and unrealized appreciation on total return swap	—	0.09	0.48	0.34	—
Net unrealized appreciation on minority interests	(0.01)	(0.01)	—	—	—
Net unrealized deferred tax	—	(0.02)	—	—	—
Net increase (decrease) in net assets resulting from operations	0.05	0.65	1.17	1.36	0.64
Stockholder distributions(2)
Distributions from net investment income	(0.77)	(0.71)	(0.36)	(0.63)	(0.73)
Distributions from net realized gain on investments and total return swap	(0.01)	(0.16)	(0.49)	(0.43)	—
Return of capital	(0.09)	—	—	—	—
Net decrease in net assets resulting from stockholder distributions	(0.87)	(0.87)	(0.85)	(1.06)	(0.73)
Capital share transactions
Issuance of common stock(3)	0.18	0.25	0.31	0.39	0.54
Repurchases of common stock(4)	(0.12)	(0.04)	0.04	—	—
Offering costs	(0.01)	(0.11)	(0.22)	(0.28)	(0.05)
Net increase in net assets resulting from capital share transactions	0.05	0.10	0.13	0.11	0.49
Net asset value, end of period	$8.97	$9.74	$9.86	$9.41	$9.00
Shares outstanding at end of period	179,142,028	157,534,040	63,671,644	14,943,215	912,297
Total return(6)	0.67%	7.63%	14.12%	15.19%	7.66%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14 — Financial Highlights  – (continued)

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ratio/Supplemental data:
Net assets, end of period (in thousands)	$1,610,485	$1,535,423	$627,903	$140,685	$8,207
Ratio of net investment income to average net assets(5)(8)(9)	7.11%	7.41%	3.68%	5.51%	5.38%
Ratio of operating expenses to average net assets(5)(8)(9)	5.08%	4.46%	5.14%	3.12%	5.05%
Ratio of incentive fees to average net assets(5)(8)	0.41%	0.51%	1.98%	0.50%	2.26%
Ratio of credit facility related expenses to average net assets(8)	1.65%	0.95%	0.63%	0.85%	4.03%
Portfolio turnover rate(7)	32.21%	89.03%	76.79%	158.35%	1.49%

*	Per share information and weighted average common shares outstanding for the year ended December 31, 2011 has been adjusted to reflect a stock dividend of $0.05 per share declared on March 29, 2012.
(1)	The per share data was derived by using the weighted average shares outstanding during the period. Net investment income per share excluding the expense waiver and reimbursement equals $0.64 for the year ended December 31, 2015. Net investment income per share excluding the expense waiver and reimbursement equals $0.72 for the year ended December 31, 2014. Net investment income per share excluding the expense waiver and reimbursement equals $0.31 for the year ended December 31, 2013. Net investment income per share excluding the expense waiver and reimbursements equals $1.09 for the year ended December 31, 2012. Net investment income per share excluding the expense waiver and reimbursement equals $(3.17) for the year ended December 31, 2011.
(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.
(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous offering.
(4)	The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the twelve months ended December 31, 2012. The Company had no repurchases in 2011.
(5)	For the year ended December 31, 2015, excluding the expense waiver and reimbursement, the ratio of net investment income, operating expenses, and incentive fees to average net assets is 6.89%, 5.30%, and 0.63%, respectively. For the year ended December 31, 2014, excluding the expense waiver and reimbursement, the ratio of net investment income, operating expenses, and incentive fees to average net assets is 7.53%, 4.58%, and 0.62%, respectively. For the year ended December 31, 2013, excluding the expense waiver and reimbursement, the ratio of net investment income, operating expenses, and incentive fees to average net assets is 3.17%, 5.66%, and 2.48%, respectively. For the year ended December 31, 2012, excluding the expense waiver and reimbursement, the ratio of net investment income, operating expenses and incentive fees to average net assets was 3.17%, 5.47%, and 1.71%, respectively. For the year ended December 31, 2011, excluding the expense waiver and reimbursement, the ratio of net investment income, operating expenses and incentive fees to average net assets was (22.26)%, 32.69%, and 2.26%, respectively.
(6)	Total return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. The total return based on net asset value for the year ended December 31, 2015, includes the effect of the expense waiver and reimbursement which equaled 0.22%. The total return based on net asset value for the year ended December 31, 2014, includes the effect of the expense waiver and

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14 — Financial Highlights  – (continued)

reimbursement which equaled 0.11%. The total return based on net asset value for the year ended December 31, 2013, includes the effect of the expense waiver and reimbursement which equaled 0.51%. The total return based on net asset value for the year ended December 31, 2012, includes the effect of the expense waiver and reimbursement which equaled 2.35%. The total return based on net asset value for the year ended December 31, 2011, includes the effect of the expense waiver and reimbursement which equaled 27.64%.
(7)	Portfolio turnover rate is calculated using the lesser of year-to-date purchases or sales over the average of the invested assets at fair value. Not annualized.
(8)	Ratios are annualized, except for incentive fees.
(9)	Offering cost are not included as an expense in the calculation of this ratio.

Note 15 — Selected Quarterly Data (Unaudited)

The following is the quarterly results of operations for the year ended December 31, 2015, 2014 and 2013. The operating results for any quarter are not necessarily indicative of results for any future period (dollars in thousands except share and per share amounts):

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Investment income	$38,316	$51,974	$55,675	$49,881
Operating expenses
Total expenses before expense waivers	20,766	20,479	24,101	19,878
Less: Waiver of management and incentive fees	—	—	—	(3,534)
Total expenses net of expense waivers	20,766	20,479	24,101	16,344
Net investment income before non-controlling interests	17,550	31,495	31,574	33,537
Net investment income attributable to non-controlling interests	(6)	(5)	(1)	12
Net investment income	17,544	31,490	31,573	33,549
Net realized and unrealized gain (loss) on investments and total return swap before non-controlling interests and deferred income taxes	(18,921)	(50,775)	(30,475)	(2,771)
Net unrealized appreciation on minority interest	(2,481)	53	67	(166)
Net deferred income tax expense on unrealized appreciation of investments	(962)	(85)	(98)	511
Net increase in net assets resulting from operations	$(4,820)	$(19,317)	$1,067	$31,123
Per share information – basic and diluted
Net investment income	$0.10	$0.18	$0.19	$0.21
Net increase in net assets resulting from operations	$(0.03)	$(0.11)	$0.01	$0.19
Weighted average common shares outstanding	178,178,553	177,618,986	170,406,339	161,823,970

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 15 — Selected Quarterly Data (Unaudited)  – (continued)

	Quarter Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Investment income	$47,661	$42,387	$29,743	$18,490
Operating expenses
Total expenses before expense waivers and reimbursements from Adviser	17,020	17,571	12,194	6,544
Less: Waiver of management and incentive fees	(52)	(1,283)	—	—
Total expenses net of expense waivers and reimbursements from Adviser	16,968	16,288	12,194	6,544
Net investment income before noncontrolling interests	30,693	26,099	17,549	11,946
Net investment income attributable to noncontrolling interests	35	33	—	—
Net investment income	30,728	26,132	17,549	11,946
Net realized and unrealized gain (loss) on investments and total return swap	(16,367)	90	7,056	5,454
Net unrealized appreciation on minority interest	(654)	(6)	—	—
Net deferred income tax expense on unrealized appreciation of investments	(2,388)	—	—	—
Net increase in net assets resulting from operations	$11,319	$26,216	$24,605	$17,400
Per share information – basic and diluted
Net investment income	$0.20	$0.19	$0.15	$0.15
Net increase in net assets resulting from operations	$0.07	$0.19	$0.21	$0.22
Weighted average common shares outstanding	153,667,706	139,622,913	115,859,732	78,450,124

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 15 — Selected Quarterly Data (Unaudited)  – (continued)

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Investment income	$13,467	$8,395	$5,176	$4,355
Operating expenses
Total expenses before expense waivers and reimbursements from Adviser	7,436	6,131	4,007	2,554
Less: Waiver of management and incentive fees	—	(1,420)	—	(406)
Total expenses net of expense waivers and reimbursements from Adviser	7,436	4,711	4,007	2,148
Net investment income	6,031	3,684	1,169	2,207
Net realized and unrealized gain on investments and total return swap	8,145	10,031	5,743	5,733
Net increase in net assets resulting from operations	$14,176	$13,715	$6,912	$7,940
Per share information – basic and diluted
Net investment income	$0.11	$0.09	$0.04	$0.12
Net increase in net assets resulting from operations	$0.25	$0.33	$0.25	$0.42
Weighted average common shares outstanding	56,495,770	41,498,369	28,159,751	18,939,009

Note 16 — Senior Securities

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of the years ended December 31, 2015, 2014, 2013, 2012 and 2011. The Company had no senior securities outstanding as of December 31, 2010 or any prior fiscal years.

The following is a summary of the senior securities as of December 31, 2015 (dollars in thousands).

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Wells Fargo Credit Facility	$263,087	$—	$—	N/A
Deutsche Bank Credit Facility	—	—	—	N/A
Citi Credit Facility	270,625	—	—	N/A
UBS Credit Facility	210,000	—	—	N/A
Unsecured Notes	98,526	—	—	N/A
	$842,238	$2,912	$—	N/A

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 16 — Senior Securities  – (continued)

The following is a summary of the senior securities as of December 31, 2014 (dollars in thousands).

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Total Return Swap	$—	$—	$—	N/A
Wells Fargo Credit Facility	288,087	—	—	N/A
Deutsche Bank Credit Facility	60,000	—	—	N/A
Citi Credit Facility	270,625	—	—	N/A
	$618,712	$3,482	$—	N/A

The following is a summary of the senior securities as of December 31, 2013 (dollars in thousands).

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Total Return Swap	$216,106	$—	$—	N/A
Revolving Credit Facility	132,687	—	—	N/A
	$348,793	$2,800	$—	N/A

The following is a summary of the senior securities as of December 31, 2012 (dollars in thousands).

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Total Return Swap	$52,577	$—	$—	N/A
Revolving Credit Facility	33,907	—	—	N/A
	$86,484	$2,627	$—	N/A

The following is a summary of the senior securities as of December 31, 2011 (dollars in thousands).

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Revolving Credit Facility	$5,900	$2,391	—	N/A

(1)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(2)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.
(3)	Not applicable because senior securities are not registered for public trading.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 17 — Schedules of Investments and Advances to Affiliates

The following table presents the Schedule of Investments and Advances to Affiliates as of December 31, 2015:

Portfolio Company(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value at December 31, 2014	Gross additions	Gross reductions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Fair Value at December 31, 2015
Control Investments
Integrity Nutraceuticals Inc.	Senior Secured First Lien Debt	$2,012	$29,150	$7,636	$(932)	$14	$(6,137)	$29,731
HIG Integrity Nutraceuticals	Equity/Other	—	—	—	—	—	—	—
Integrity Nutraceuticals	Equity/Other	—	—	—	—	—	—	—
Kahala US OpCo LLC	Senior Secured First Lien Debt	354	7,131	2,114	(6,641)	—	—	2,604
Kahala Ireland OpCo Limited	Senior Secured First Lien Debt	13,500	47,843	122,438	—	—	—	170,281
Kahala Ireland OpCo Limited – Common Equity	Equity/Other	—	5,275	—	—	—	24,153	29,428
Kahala Ireland OpCo Limited – Profit Participating Note	Equity/Other	—	1,625	1,625	(148)	—	148	3,250
Kahala US OpCo LLC	Equity/Other	—	7,500	—	(1,770)	(65)	(1,529)	4,136
Park Ave RE Holdings, LLC(2)	Subordinated Debt	2,585	6,107	29,085	—	—	—	35,192
Park Ave RE Holdings, LLC(2) – Common Shares	Equity/Other	—	5,551	595	(1,237)	—	3,206	8,115
Park Ave RE Holdings, LLC(2) – Preferred Shares	Equity/Other	885	7,809	15,836	—	—	—	23,645
Total Control Investments		$19,336	$117,991	$179,329	$(10,728)	$(51)	$19,841	$306,382
Affiliate Investments
B&M CLO 2014-1, LTD. Subordinated Notes	Collateralized Securities	$1,558	$31,280	$—	$(7,919)	$—	$(4,192)	$19,169
CVP Cascade CLO, LTD. Subordinated Notes	Collateralized Securities	(1,980)	22,553	—	(8,396)	—	(3,043)	11,114
CVP Cascade CLO-2, LTD. Subordinated Notes	Collateralized Securities	(1,397)	26,479	—	(8,925)	—	(5,338)	12,216
Danish CRJ LTD.	Senior Secured First Lien Debt	26	181	—	(161)	—	—	20
Danish CRJ LTD.	Equity/Other	—	260	—	—	—	774	1,034
Fifth Street Senior Loan Fund LLC 2015-1A Class F	Equity/Other	877	—	8,938	—	—	(415)	8,523
Fifth Street Senior Loan Fund I, LLC – 2015-1A Subordinated Notes	Collateralized Securities	4,005	—	27,486	(747)	—	(3,173)	23,566
Figueroa CLO 2014-1, LTD. Subordinated Notes	Collateralized Securities	859	27,128	—	(3,405)	—	(7,611)	16,112
MidOcean Credit CLO II, LLC	Collateralized Securities	2,577	33,712	—	(5,305)	—	(4,804)	23,603
MCF CLO V Warehouse LLC	Equity/Other	2,501	—	23,486	(23,239)	(247)	—	—
MidOcean Credit CLO III, LLC	Collateralized Securities	3,684	36,120	—	(6,290)	—	(6,082)	23,748
MidOcean Credit CLO IV, LLC – Warehouse	Collateralized Securities	—	18,500	—	(18,700)	200	—	—
MidOcean Credit CLO IV, LLC	Collateralized Securities	3,549	—	18,500	(851)	—	(3,437)	14,212
NMFC Senior Loan Program I, LLC	Equity/Other	6,808	49,371	—	—	—	(3,377)	45,994
NewStar Arlington Senior Loan Program LLC Subordinated Notes	Collateralized Securities	6,435	30,474	—	(2,314)	—	(3,699)	24,461
Ocean Trails CLO V, LTD.	Collateralized Securities	3,927	34,607	—	(4,352)	—	(4,298)	25,957
OFSI Fund VI, Ltd. Subordinated Notes	Collateralized Securities	1,318	32,707	—	(8,384)	—	(4,118)	20,205
PennantPark Credit Opportunities Fund II, LP	Equity/Other	834	10,764	1,615	(3,229)	301	(369)	9,082
Related Fee Agreements	Collateralized Securities	—	15,081	1,220	(3,514)	—	(1,108)	11,679
South Grand MM CLO I, LLC	Collateralized Securities	2,690	27,744	2,880	(1,100)	22	(391)	29,155
Silver Spring CLO, Ltd.	Collateralized Securities	(955)	27,398	—	(7,416)	—	(7,713)	12,269
THL Credit Greenway Fund II LLC	Equity/Other	1,482	18,877	230	(2,412)	—	215	16,910
WhiteHorse VIII, Ltd. CLO Subordinated Notes	Collateralized Securities	817	27,570	—	(7,017)	—	(6,598)	13,955
Total Affiliate Investments		$39,615	$470,806	$84,355	$(123,676)	$276	$(68,777)	$362,984
Total Control & Affiliate Investments		$58,951	$588,797	$263,684	$(134,404)	$225	$(48,936)	$669,366

(1)	The principal amount and ownership detail are shown in the Consolidated Schedules of Investments.
(2)	This investment is deemed significant under the SEC Rule 4-08(g). As of December 31, 2015, Park Ave RE Holdings LLC had total assets and liabilities of approximately $104.7 million and $79.5 million, respectively. Total revenue and net income for the year ended December 31, 2015 were approximately $5.8 million and $0.7 million, respectively.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 17 — Schedules of Investments and Advances to Affiliates  – (continued)

The following table presents the Schedule of Investments and Advances to Affiliates as of December 31, 2014:

Portfolio Company(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value December 31, 2013	Gross additions	Gross reductions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Fair Value at December 31, 2014
Control Investments
Kahala US OpCo LLC	Senior Secured First Lien Debt	$2,273	$15,860	$11,696	$(20,425)	$—	$—	$7,131
Kahala Ireland OpCo LLC	Senior Secured First Lien Debt	1,500	—	47,843	—	—	—	47,843
Kahala Ireland OpCo LLC – Common Equity	Equity/Other	—	—	—	—	—	5,275	5,275
Kahala Ireland OpCo LLC – Profit Participating Note	Equity/Other	—	—	3,216	(1,627)	—	36	1,625
Kahala US OpCo LLC	Equity/Other	10	—	13,919	(7,640)	—	1,221	7,500
Kahala Aviation Holdings, LLC(2)(3)	Equity/Other	—	—	—	—	—	—	—
Kahala Aviation Holdings, LLC – Preferred Shares(3)	Equity/Other	—	5,271	2,525	(7,796)	—	—	—
Park Ave RE Holdings, LLC	Subordinated Debt	1,293	9,750	18,058	(21,701)	—	—	6,107
Park Ave RE Holdings, LLC	Equity/Other	—	—	9,049	(9,049)		—	—
Park Ave RE Holdings, LLC – Common Shares	Equity/Other	—	—	1,229	—	—	4,322	5,551
Park Ave RE Holdings, LLC – Preferred Shares	Equity/Other	587	—	7,809	—	—	—	7,809
Park Ave RE, Inc.(3)	Equity/Other	—	33	46	—	(79)	—	—
Park Ave RE, Inc. – Preferred Shares(3)	Equity/Other	—	3,218	4,591	(7,809)	—	—	—
Total Control Investments		$5,663	$34,132	$119,981	$(76,047)	$(79)	$10,854	$88,841
Affiliate Investments
Apidos XVI CLO, LTD. Subordinated Notes	Collateralized Securities	$1,487	$13,650	$—	$(12,762)	$(888)	$—	$—
B&M CLO 2014-1, LTD. Subordinated Notes	Collateralized Securities	2,904	—	35,420	(1,686)	—	(2,454)	31,280
Catamaran CLO 2013-1 Ltd. Subordinated Notes	Collateralized Securities	247	20,404	—	(21,176)	3,236	(2,464)	—
CVP Cascade CLO, LTD. Subordinated Notes	Collateralized Securities	3,584	28,086	—	(4,497)	—	(1,036)	22,553
CVP Cascade CLO-2, LTD. Subordinated Notes	Collateralized Securities	2,558	—	51,487	(23,705)	157	(1,460)	26,479
Danish CRJ LTD.	Senior Secured First Lien Debt	20	—	181	—	—	—	181
Danish CRJ LTD.	Equity/Other	—	—	501	(500)		259	260
Fifth Street Senior Loan Fund I, LLC	Equity/Other	777	—	35,000	—	—	—	35,000
Figueroa CLO 2014-1, LTD. Subordinated Notes	Collateralized Securities	2,001	—	63,400	(35,536)	—	(736)	27,128
Garrison Funding 2013-1 Ltd. Subordinated Notes	Collateralized Securities	42	15,000	—	(18,297)	3,297	—	—
JMP Credit Advisors CLO II Ltd. Subordinated Notes	Collateralized Securities	28	6,099	—	(6,303)	603	(399)	—
MidOcean Credit CLO II, LLC	Collateralized Securities	4,614	—	34,058	(1,034)	—	688	33,712
MidOcean Credit CLO II, Ltd. Subordinated Notes	Collateralized Securities	184	20,543	—	(20,543)	—	—	—
MidOcean Credit CLO III, LLC	Collateralized Securities	2,753	—	37,180	(1,820)	60	700	36,120
MidOcean Credit CLO IV, LLC	Collateralized Securities	627	—	18,500	—	—	—	18,500
NMFC Senior Loan Program I, LLC	Equity/Other	1,984	—	50,000	—	—	(629)	49,371
NewStar Arlington Fund, LLC	Equity/Other	1,806	30,000	214	(30,214)	—	—	—
NewStar Arlington Senior Loan Program LLC Subordinated Notes	Collateralized Securities	74	—	29,514	—	—	960	30,474
Ocean Trails CLO V, LTD.	Collateralized Securities	2,508	—	77,722	(41,882)	—	(1,233)	34,607
OFSI Fund VI, Ltd. Subordinated Notes	Collateralized Securities	2,896	—	32,895	—	—	(188)	32,707
OFSI Fund VI, Ltd. Warehouse	Collateralized Securities	—	—	17,000	(17,000)	—	—	—
PennantPark Credit Opportunities Fund II, LP	Equity/Other	724	10,550	—	—	—	214	10,764
Related Fee Agreements	Collateralized Securities	—	—	15,440	(439)	—	80	15,081

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 17 — Schedules of Investments and Advances to Affiliates  – (continued)

Portfolio Company(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value December 31, 2013	Gross additions	Gross reductions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Fair Value at December 31, 2014
Shackleton 2014-V CLO, LTD. Subordinated Notes	Collateralized Securities	994	—	35,000	(35,000)	—	—	—
Shackleton 2014-5A CLO, LTD. Subordinated Notes	Collateralized Securities	—	—	35,800	(37,120)	1,320	—	—
Silver Spring CLO, Ltd.	Collateralized Securities	1,894	—	59,701	(30,000)	—	(2,303)	27,398
South Grand MM CLO I, LLC	Equity/Other	1,385	872	26,872	(451)	—	451	27,744
THL Credit Greenway Fund II LLC	Equity/Other	1,325	9,005	10,844	(698)	—	(274)	18,877
WhiteHorse VIII, Ltd. CLO Subordinated Notes	Collateralized Securities	2,841	—	30,690	(2,086)	—	(1,034)	27,570
Total Affiliate Investments		$40,257	$154,209	$697,419	$(342,749)	$7,785	$(10,858)	$505,806
Total Control & Affiliate Investments		$45,920	$188,341	$817,400	$(418,796)	$7,706	$(4)	$594,647

(1)	The principal amount and ownership detail are shown in the Consolidated Schedules of Investments.
(2)	In accordance with the subscription agreement executed with Kahala Aviation Holdings, LLC dated December 23, 2013, the Company owns 84 common units of shares.
(3)	The Company consolidated Kahala Aviation Holdings, LLC and Park Ave RE, Inc. within its Consolidated Financial Statements beginning in the period ended June 30, 2014.

Note 18 — Subsequent Events

The Company has evaluated subsequent events through the filing of this Form 10-K and determined that there have been no events that have occurred that would require adjustments to the Company’s disclosures in the consolidated financial statements except for the following:

DRIP Sales

From January 1, 2016 to March 9, 2016, the Company has issued 1.7 million shares of common stock including shares issued pursuant to the DRIP. Total gross proceeds from these issuances including proceeds from shares issued pursuant to the DRIP were $15.6 million.

Administration Agreement

On February 9, 2016, the Company and ARC Advisory Services, LLC (“ARC Advisory”), a wholly-owned subsidiary of the Company’s investment adviser, entered into an agreement for ARC Advisory to provide the Company with administrative services necessary for the Company’s operation (the “ARC Administration Agreement”). Pursuant to the ARC Administration Agreement, ARC Advisory provides the Company with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services. In addition, ARC Advisory assists the Company in determining and publishing the Company’s net asset value and the filing of the Company’s tax returns. The Company will reimburse ARC Advisory for the costs and expenses incurred by ARC Advisory in performing its obligations pursuant to the ARC Administration Agreement.

Amended and Restated Share Repurchase Program

On March 8, 2016, the Company’s board of directors amended the Company’s share repurchase program. The Company will begin to make tender offers on a semi-annual basis, instead of on a quarterly basis as was done previously. The Company will continue to limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% at each semi-annual tender offer. In addition, in the event of a stockholder’s death or disability, any repurchases of shares made in connection with a stockholder’s death or disability may be included within the overall limitation imposed on tender offers during the relevant redemption period, which provides that the Company

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 18 — Subsequent Events  – (continued)

may limit the number of shares to be repurchased during any redemption period to the number of shares of common stock the Company is able to repurchase with the proceeds received from the sale of shares of common stock under the DRIP during such redemption period.

Sponsor Transaction

In January 2016, AR Global became the successor business to AR Capital, LLC and became the parent of the Company’s current Sponsor.

RCS Capital Corporation Bankruptcy

RCS Capital Corporation, the parent company of the Former Dealer Manager and certain of its affiliates that provided us with services, filed for Chapter 11 bankruptcy protection in January 2016, prior to which it was also under common control with AR Global, the parent of the Company’s sponsor.

American National Stock Transfer, LLC Termination

On February 10, 2016, AR Global received written notice from ANST, the Company’s transfer agent and an affiliate of the Company’s Former Dealer Manager, that it would wind down operations by the end of the month. ANST withdrew as the transfer agent effective February 29, 2016. Subsequently, effective February 26, 2016, we entered into a definitive agreement with our previous provider of sub-transfer agency services to provide us directly with transfer agency services (including broker and stockholder servicing, transaction processing, year-end IRS reporting and other services).

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Business Development Corporation of America

55,000,000 Shares of Common Stock

PART C

OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Business Development Corporation of America are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

(2) Exhibits

(a)(1)	Second Articles of Amendment and Restatement of the Company (previously filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed on August 13, 2013 and herein incorporated by reference).
(b)	Bylaws (previously filed as Exhibit (b) to the Company’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-166636)(the “Prior Registration Statement”) filed on November 24, 2010, and herein incorporated by reference).
(c)	Not applicable
(d)	Forms of Subscription Agreement (included in the prospectus as Appendices A(1) and A(2))
(e)	Distribution Reinvestment Plan (previously filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and filed on August 13, 2015, and herein incorporated by reference).
(f)	Not applicable
(g)(1)	Second Amended and Restated Investment Advisory and Management Services Agreement dated June 5, 2013 by and between the Company and the Adviser (previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed on August 13, 2013 and herein incorporated by reference).
(h)	Not applicable
(i)	Not applicable
(j)	Custody Agreement dated August 13, 2012 by and between the Company and U.S. Bank National Association (previously filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on August 17, 2012 and herein incorporated by reference).
(k)(1)	Administration Agreement, dated as of February 9, 2016, between the Company and ARC Advisory Services, LLC (previously filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed on March 9, 2016 and incorporated herein by reference).
(k)(2)	Amended and Restated Fund Administration Servicing Agreement by and between the Company and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit 10.1 to the Company’s Current Report filed on April 17, 2015 and herein incorporated by reference).
(k)(3)	Amended and Restated Fund Accounting Servicing Agreement by and between the Company and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 17, 2015 and herein incorporated by reference).
(k)(4)	Expense Support Agreement dated November 9, 2011 by and between the Company and Adviser (previously filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 filed on November 14, 2011 and herein incorporated by reference).
(k)(5)	Loan and Servicing Agreement, together with Exhibits thereto, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association, Lenders and Lenders Agents from time to time party hereto and U.S. Bank National Association, each dated as of July 24, 2012 (previously filed as Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
(k)(6)	Purchase and Sale Agreement by and between the Company and BDCA Funding I, LLC, dated as of July 24, 2012 (previously filed as Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
(k)(7)	Collection Account Agreement by and among U.S. Bank National Association, Wells Fargo Securities, LLC, BDCA Funding I, LLC and the Company, dated as of July 24, 2012 (previously filed as Exhibit 10.17 to the Registrant’s Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).

(k)(8)	Amendment No. 1 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of January 14, 2013 (previously filed as Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
(k)(9)	Amendment No. 2 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of April 26, 2013 (previously filed as Exhibit 10.17 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
(k)(10)	Amendment No. 1 to Purchase and Sale Agreement, entered into by and between BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association and U.S. Bank National Association, dated as of April 26, 2013 (previously filed as Exhibit 10.18 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
(k)(11)	Amendment No. 3 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of September 9, 2013 (Filed as Exhibit 10.20 to the Registrant’s Quarterly Report on Form 10-Q filed on November 13, 2013 and incorporated by reference herein).
(k)(12)	Amendment No. 4 to Loan and Servicing Agreement, dated as of June 30, 2014 (as amended), by and among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, and U.S. National Association (filed on August 14, 2014 and herein incorporated by reference).
(k)(13)	Loan Financing and Servicing Agreement dated February 21, 2014 between BDCA 2L Funding I, LLC, as Borrower; the Company, as Equityholder and as Servicer; the Lenders from time to time parties hereto; Deutsche Bank AG, New York Branch, as Administrative Agent, the Other Agents party hereto and U.S. National Association as Collateral Agent and as Collateral Custodian (previously filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed on March 19, 2014 and herein incorporated by reference).
(k)(14)	Sale and Contribution Agreement dated February 21, 2014 between the Company, as Seller and BDCA 2L Funding I, LLC, as Purchaser (previously filed as Exhibit 10.23 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed on March 19, 2014 and herein incorporated by reference).
(k)(15)	Securities Account Control Agreement dated February 21, 2014 between BDCA 2L, Funding I, LLC, as Pledgor, U.S. Bank National Association, as Secured Party; and U.S. Bank National Association, as Securities Intermediary (previously filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed on March 19, 2014 and herein incorporated by reference).
(k)(16)	Credit and Security Agreement, dated as of June 27, 2014, by and between BDCA-CB Funding LLC, the financial institutions and other lenders from time to time party thereto, Citibank, N.A., as administrative agent, U.S. Bank National Association, as collateral agent and custodian, and the Company (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
(k)(17)	Account Control Agreement, dated as of June 27, 2014, by and between BDCA-CB Funding, LLC, as pledger, U.S. Bank National Association as collateral agent and securities intermediary (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
(k)(18)	Collateral Administration Agreement, dated as of June 27, 2014, between BDCA-CB Funding, LLC, as borrower, Business Development Corporation of America, as collateral manager, Citibank, N.A., as administrative agent, and U.S. Bank National Association, as collateral administrator (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).

(k)(19)	Sale and Contribution Agreement, dated as of June 27, 2014, between Business Development Corporation of America, as seller, and BDCA-CB Funding, LLC, as purchaser (previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
(k)(20)	Agreement and Plan of Merger, dated as of June 27, 2014, by and among BDCA-CB Funding LLC, 405 Loan Funding LLC and Citibank, N.A. (previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
(k)(21)	Termination Acknowledgment (TRS), dated as of June 27, 2014, by and between BDCA-CB Funding LLC and Citibank, N.A., as counterparty, secured party and bank (previously filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
(k)(22)	Amendment No. 4 to Loan and Servicing Agreement. dated as of June 30, 2014 (as amended), by and among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, and U.S. Bank National Association (previously filed as Exhibit 10.29 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed on August 14, 2014 and herein incorporated by reference).
(k)(23)	Master Loan Purchase Agreement, dated as of April 7, 2015 between BDCA Helvetica Funding, Ltd. and Business Development Corporation of America (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 7, 2015 and herein incorporated by reference).
(k)(24)	Indenture, dated as of April 7, 2015, by and between BDCA Helvetica Funding, Ltd. and U.S. Bank National Association as trustee (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 7, 2015 and herein incorporated by reference).
(k)(25)	Subscription Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 7, 2015 and herein incorporated by reference).
(k)(26)	Rule 144A Global Class A Notes and Regulation S Global Class A Notes (included in Exhibit A to Exhibit 10.2 to the Company’s Current Report on Form 8-K previously filed on April 7, 2015 and herein incorporated by reference).
(k)(27)	TBMA/ISMA 2000 Global Master Repurchase Agreement (2000 version), by and between UBS AG, London Branch and Business Development Corporation of America, together with the related Annex and Confirmation thereto, each dated as of March 31, 2015 (previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on April 7, 2015 and herein incorporated by reference).
(k)(28)	Collateral Management Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd. and Business Development Corporation of America (previously filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on April 7, 2015 and herein incorporated by reference).
(k)(29)	Collateral Administration Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America and U.S. Bank National Association as administrator (previously filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on April 7, 2015 and herein incorporated by reference).
(k)(30)	Account Control Agreement dated as of April 7, 2015 between BDCA Helvetica Funding, Ltd. and U.S. Bank National Association as trustee and custodian (previously filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on April 7, 2015 and herein incorporated by reference).
(k)(31)	Equity Contribution Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America and U.S. Bank National Association as trustee (previously filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on April 7, 2015 and herein incorporated by reference).
(k)(32)	Liquidation Agent Appointment Letter, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America and UBS AG, London Branch (previously filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on April 7, 2015 and herein incorporated by reference).

(k)(33)	Form of Indemnification Agreement (previously filed as Exhibit 10.40 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed on May 4, 2015 and incorporated herein by reference).
(l)*	Opinion of Sutherland Asbill & Brennan LLP.
(m)	Not applicable
(n)(1)*	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit (l)).
(n)(2)	Consent of Independent Registered Public Accounting Firm (filed herewith).
(n)(3)	Report of Independent Registered Public Accounting Firm (filed herewith).
(n)(4)	Consent of Grant Thornton LLP (filed herewith).
(n)(5)	Report of Grant Thornton LLP (filed herewith).
(o)	Not applicable
(p)	Subscription Agreement by and between the Company and Adviser (filed as part of Pre-Effective Amendment No. 1 to the Prior Registration Statement filed on November 24, 2010, and herein incorporated by reference).
(q)	Not applicable
(r)	Code of Ethics (previously filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed on May 4, 2015 and herein incorporated by reference).
99.1	Subsidiaries of the Registrant (previously filed as Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed on March 9, 2016 and herein incorporated by reference).
99.2	Kahala Ireland Opco Limited Consolidated Financial Statements for the years ended December 31, 2015 and December 31, 2014 (filed herewith).

*	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee		$49,681
FINRA filing fee		$37,339
Printing and mailing expenses	$		*
Blue sky filing fees and expenses	$		*
Legal fees and expenses	$		*
Accounting fees and expenses	$		*
Transfer agent fees	$		*
Advertising and sales literature	$		*
Due diligence expenses	$		*
Miscellaneous(1)	$		*
Total		$87,020

*	Estimates will be provided in Pre-Effective Amendment.
(1)	These miscellaneous expenses include issuer seminar, office rent and utilities, rental equipment, repairs and maintenance, telephone and internet, hardware and software, software licenses and maintenance, supplies, office furniture, website hosting and development and industry associations and sponsorships.

The amounts set forth above, except for the SEC and FINRA fees, will in each case be estimated and assumed that we sell all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

See “Management”, “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Stockholders” in the prospectus contained herein.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at March 15, 2016.

Title of Class	Number of Record Holders
Common stock, $0.001 par value per share	38,831

Item 30. Indemnification

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer, (ii) any individual who, while a director or officer and, at our request, serves or has served another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and (iii) our Adviser and its directors, executive officers and controlling persons, and any other person or entity affiliated with it. However, in accordance with guidelines adopted by NASAA, our charter and the Investment Advisory Agreement provide that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Adviser, an affiliate of our Adviser, or an interested director of us, or was not the result of gross negligence or willful misconduct by an independent director of us and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition, we expect that our Adviser will indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In addition, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered and sold as to indemnification for violations of securities laws.

We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “Investment Advisory and Management Services Agreement.”

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder will be maintained at the offices of:

(1)	the Registrant
(2)	the Transfer Agent, 405 Park Avenue, 15th Floor, New York, NY 10022;
(3)	the Custodian, 425 Walnut Street, Cincinnati, OH 45202-3923
(4)	the Investment Adviser, 405 Park Avenue, 14th Floor, New York, NY 10022.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1)	To suspend the offering of shares until the prospectus is amended if:
(i)	subsequent to the effective date of this registration statement, our NAV declines more than ten percent from our NAV as of the effective date of this registration statement, or
(ii)	our NAV increases to an amount greater than our net proceeds as stated in the prospectus.
(2)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(3)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(5)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(6)	That for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;
(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 5th day of April, 2016.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

By:	/s/ Peter M. Budko Name: Peter M. Budko Title: Chief Executive Officer and Chairman of the Board

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Peter M. Budko and Corinne D. Pankovcin and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on April 5, 2016. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date
/s/ Peter M. Budko Peter M. Budko	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	April 5, 2016
/s/ Corinne D. Pankovcin Corinne D. Pankovcin	Chief Financial Officer, Treasurer and Secretary (Principal Financial and Principal Accounting Officer)	April 5, 2016
/s/ Edward M. Weil, Jr. Edward M. Weil, Jr.	Director	April 5, 2016
/s/ Leslie D. Michelson Leslie D. Michelson	Independent Director	April 5, 2016
/s/ Randolph C. Read Randolph C. Read	Independent Director	April 5, 2016
/s/ Edward G. Rendell Edward G. Rendell	Independent Director	April 5, 2016

EXHIBIT INDEX

Exhibit No.	Description
(n)(2)	Consent of Independent Registered Public Accounting Firm
(n)(3)	Report of Independent Registered Public Accounting Firm
(n)(4)	Consent of Grant Thornton LLP
(n)(5)	Report of Grant Thornton LLP
99.2	Kahala Ireland Opco Limited Consolidated Financial Statements for the years ended December 31, 2015 and December 31, 2014 (filed herewith).